    As filed with the Securities and Exchange Commission on January 23, 2002
                                Registration No.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             BAS SECURITIZATION LLC
                                  as Depositor
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   Bank of America Corporate Center         [        ]
(State or Other Jurisdiction of        Charlotte, North Carolina 28255       (I.R.S. Employer
 Incorporation Or Organization)                 (888) 279-3457              Identification No.)

              (Address, Including Zip Code, and Telephone Number,
                 Including Area Code, of Registrant's Principal
                               Executive Offices)
              ---------------------------------------------------
                              Paul J. Polking, Esq.
                  Executive Vice President and General Counsel
                           Bank of America Corporation
                        Bank of America Corporate Center
                         Charlotte, North Carolina 28255
                                 (704) 386-5000
               (Address, Including Zip Code, and Telephone Number
                   Including Area Code, of Agent For Service)
               --------------------------------------------------
                                   Copies to:

        Michael G. Holmquist, Esq.                     Paul A. Jorissen, Esq.
       Bank of America Corporation                      Mayer, Brown & Platt
     Bank of America Corporate Center                       1675 Broadway
    100 North Tryon Street, 20th Floor                New York, New York 10019
     Charlotte, North Carolina 28255                       (212) 506-2500
              (704) 386-8507

         Approximate Date of Commencement of Proposed Sale to the Public: From time to time after this Registration Statement becomes effective as determined by market conditions.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                           Proposed Maximum     Proposed Maximum
              Title of each Class of       Amount to be     Offering Price     Aggregate Offering      Amount of
           Securities to be Registered      Registered       Per Unit(1)           Price(1)         Registration Fee
--------------------------------------------------------------------------------------------------------------------
Asset Backed Notes and Certificates(2)      $1,000,000           100%              $1,000,000             $92
====================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee.

(2) This Registration Statement relates to the initial offering from time to time of the notes and certificates and to any resales thereof in market making transactions by Banc of America Securities LLC or its affiliates to the extent required.

         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

                             Introductory Statement

This Registration Statement contains:

         (1) A Prospectus relating to the offering of a series of Asset Backed Notes and/or Asset Backed Certificates by various trusts and limited liability companies created from time to time by the Registrant; and

         (2) One form of Prospectus Supplement relating to offerings of particular series of Asset Backed Notes and Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as "Form 1") and one form of Prospectus Supplement relating to offerings of a particular series of Asset Backed Certificates (such form of Prospectus Supplement is identified on the outside front cover page thereof as "Form 2" and, together with Form 1, the "Prospectus Supplement Form") described therein. Each Prospectus Supplement Form relates only to the securities described therein.

         (3) Because an affiliate of the BAS Securitization LLC may make a market in the securities for which it acts as underwriter and may prepare a separate market making prospectus and prospectus supplement in connection therewith, immediately following Form 2 there follows (1) alternate pages of the Prospectus and (2) alternate pages of the Prospectus Supplement Forms which may be used by such affiliate in connection with any offers or sales relating to market making transactions in the asset backed securities. All other pages in the Prospectus and the Prospectus Supplement Forms are also to be used for the market making prospectus supplements and prospectus.

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                      Subject To Completion, Dated [     ]

                                   PROSPECTUS

                             BAS SECURITIZATION LLC

                               ASSET BACKED NOTES
                            ASSET BACKED CERTIFICATES

                              (ISSUABLE IN SERIES)
                       AUTO RECEIVABLES SECURITIES ISSUERS

Each Issuer:

The assets of each issuer will primarily consist of:

                  (1)      one or more pools of:

                           - retail motor vehicle installment loans secured by new and used motor vehicles,

                           - securities evidencing ownership interests in, or secured by, loans similar to the types of loans described above;

                  (2)      government securities;

                  (3)      collections on the above assets;

                  (4) liens on the financed vehicles and the rights to receive proceeds from claims on insurance policies;

                  (5)      funds in the accounts of the issuer; and

                  (6) any credit or cash flow enhancement obtained in favor of the issuer.

The Securities:

Each issuer may periodically issue asset-backed notes and/or certificates in one or more series with one or more classes which:

                  (1) will represent indebtedness of the issuer that issued those securities, in the case of the notes, or beneficial interests in the issuer that issued those securities, in the case of the certificates;

                  (2) will be paid only from the assets of the issuer that issued those securities;

                  (3) will represent the right to payments in the amounts and at the times described in the related prospectus supplement;

                  (4) may benefit from one or more forms of credit or cash flow enhancement; and

                  (5) will be issued as part of a designated series, which may include one or more classes of notes and/or one or more classes of certificates.

         Neither the SEC nor any state securities commission has approved or disapproved the offered securities or determined if this prospectus is accurate or complete. Making any contrary representation is a criminal offense.

         The notes and certificates will represent obligations of or interests in the issuer only and are not guaranteed by BAS Securitization LLC or any of its affiliates, and neither the securities nor the underlying receivables are insured or guaranteed by any governmental entity.

         This prospectus may be used to offer and sell securities only if accompanied by a prospectus supplement for the related issuer.

                 The date of this prospectus is [____________].

                 Overview of the Information in this Prospectus
                          and the Prospectus Supplement

         We provide information about your securities in two separate documents:
(a) this prospectus, which provides general information, some of which may not apply to a particular series of notes or certificates, including your series; and (b) the prospectus supplement, which describes the specific terms of your series, including information about:

         (1) the type of securities offered;

         (2) certain risks relating to an investment in the securities;

         (3) the timing and amount of interest and principal payments;

         (4) the assets underlying your securities;

         (5) the credit or cash flow enhancement for each class;

         (6) the credit ratings; and

         (7) the method of selling the securities.

         Whenever information in the prospectus supplement is more specific than the information in this prospectus or if a conflict exists, you should rely on the information in the prospectus supplement.

         You should rely only on the information provided in this prospectus and the prospectus supplement, including the information incorporated by reference. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this prospectus and the prospectus supplement and, if given or made, the information or representations must not be relied upon as having been authorized by the issuer, BAS Securitization LLC, the underwriters or any dealer, salesperson or other person. This prospectus and the accompanying prospectus supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any security in any jurisdiction in which it is unlawful to make any similar offer or solicitation.

         We include cross-references in this prospectus and in the prospectus supplement to captions in these materials where you can find further related discussions. The table of contents in this prospectus and the table of contents included in the prospectus supplement provide the pages on which these captions are located.

         To understand the structure of these securities, you must read carefully this prospectus and the prospectus supplement in their entirety.

                                TABLE OF CONTENTS

Caption                                                                     Page

SUMMARY OF TERMS..............................................................1

RISK FACTORS..................................................................4

THE ISSUERS..................................................................11

THE TRUSTEE..................................................................13

THE COMPANY..................................................................13

THE SELLER...................................................................13

THE SERVICER.................................................................14

USE OF PROCEEDS..............................................................14

PRINCIPAL DOCUMENTS..........................................................14

THE RECEIVABLES POOLS........................................................15

THE COLLATERAL CERTIFICATES..................................................19

THE GOVERNMENT SECURITIES....................................................21

WEIGHTED AVERAGE LIFE OF THE SECURITIES......................................22

POOL FACTORS AND TRADING INFORMATION.........................................22

DESCRIPTION OF THE NOTES.....................................................23

DESCRIPTION OF THE CERTIFICATES..............................................30

CERTAIN INFORMATION REGARDING THE SECURITIES.................................32

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS.........................45

CERTAIN MATTERS REGARDING THE SERVICER.......................................54

CERTAIN LEGAL ASPECTS OF THE RECEIVABLES.....................................58

MATERIAL FEDERAL INCOME TAX CONSEQUENCES.....................................64

STATE AND LOCAL TAX CONSIDERATIONS...........................................86

ERISA CONSIDERATIONS.........................................................87

UNDERWRITING.................................................................90

RATING OF THE SECURITIES.....................................................92

REPORTS TO SECURITYHOLDERS...................................................92

AVAILABLE INFORMATION........................................................92

FORWARD-LOOKING STATEMENTS...................................................93

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE..............................93

LEGAL MATTERS................................................................93

                                SUMMARY OF TERMS

         The following summary is a short description of the main structural features that an issuer's securities may have. For that reason, this summary does not contain all of the information that may be important to you or that describes all of the terms of a security. To fully understand the terms of an issuer's securities, you will need to read both this prospectus and the related prospectus supplement in their entirety.

The Issuers

         A separate issuer will be formed to issue each series of securities. If the issuer issues notes and certificates, it will be formed by a trust agreement between the company and the trustee of the trust or by a limited liability company agreement. If the trust issues only certificates, it will be formed by a pooling and servicing agreement among the seller, the servicer, the company and the trustee of the trust.

The Company

         BAS Securitization LLC

Seller

         The related prospectus supplement will name the seller of the primary assets to the company. The seller may be an affiliate of Bank of America Corporation.

Servicer

         The related prospectus supplement will name the servicer for the issuer.

Trustees

         The related prospectus supplement will name the indenture trustee (if an issuer issues notes) and the trustee, if any, for the issuer.

Securities

         An issuer's securities may include one or more classes of notes and/or certificates. You will find the following information about each class of securities in the prospectus supplement:

         (1) its principal amount;

         (2) its interest rate, which may be fixed or variable or a combination;

         (3) the timing, amount and priority or subordination of payments of principal and interest;

         (4) the method for calculating the amount of principal and interest payments;

         (5) its legal final payment date;

         (6) whether and when it may be redeemed prior to its legal final payment date; and

         (7) how losses on the primary assets are allocated among the classes of securities.

         Some classes of securities may be entitled to:

         (1) principal payments with disproportionate, nominal or no interest payments; or

         (2) interest payments with disproportionate, nominal or no principal payments.

         The applicable prospectus supplement will identify any class of securities of a series that is not being offered to the public.

         Variable pay term securities or variable pay revolving securities may be issued. An Issuer may issue additional securities on dates specified in the prospectus supplement and use the proceeds to repay certain classes of securities prior to their final scheduled distribution date.

         Generally, you may purchase the securities only in book-entry form and will not receive your securities in definitive form. You may purchase securities in the denominations set forth in the prospectus supplement. The record date for a payment date or a distribution date will be the business day immediately preceding the payment date or, if definitive securities are issued, the last day of the preceding calendar month.

The Primary Assets and Other Issuer Property

         Primary Assets. The primary assets of each issuer will include one or more pools of receivables and collateral certificates. The primary assets of an issuer may also include government securities, see "Government Securities" in this prospectus and the related prospectus supplement.

         The Receivables. The receivables of each issuer will consist of a pool of retail motor vehicle installment loans originated either (1) via direct channels or (2) indirectly by motor vehicle dealers or lenders, and purchased, directly or indirectly, by the company and transferred to the issuer. The receivables may include pools of retail motor vehicle installment loans purchased by affiliates of Bank of America Corporation from third party originators and transferred first to the company and then to the issuer. The receivables will be secured by new or used automobiles, motorcycles, vans, trucks, buses and/or trailers, light-duty trucks and other similar vehicles.

         You will find a description of the characteristics of each issuer's receivables in the related prospectus supplement.

         For a more detailed description of the receivables, including the criteria they must meet in order to be included in a trust, and the other property supporting the securities, see "The Receivables Pools" in this prospectus and in the related prospectus supplement.

         The Collateral Certificates. The collateral certificates will consist of certificates evidencing an undivided interest in, or notes or loans secured by, receivables that conform to the descriptions of the receivables in this prospectus. For a more detailed description of the collateral certificates, see "Collateral Certificates" in this prospectus and the related prospectus supplement.

         Other Property of the Issuer. In addition to the receivables, collateral certificates and/or government securities, each issuer will own amounts on deposit in various accounts, which may include:

         (1) an account into which collections are deposited;

         (2) an account to fund post-closing purchases of additional primary assets; or

         (3) a reserve fund or other account providing credit or cash flow enhancement.

Credit or Cash Flow Enhancement

         The prospectus supplement will specify the credit or cash flow enhancement, if any, for each issuer. Credit or cash flow enhancement may consist of one or more of the following:

         (1) subordination of one or more classes of securities;

         (2) a reserve fund;

         (3) overcollateralization (i.e., the amount by which the principal amount of the primary assets exceeds the principal amount of all of the issuer's securities);

         (4) excess interest collections (i.e., the excess of anticipated interest collections on the primary assets over fees and expenses, interest on the issuer's securities and any amounts required to be deposited in any reserve fund);

         (5) letter of credit or other credit facility;

         (6) surety bond or insurance policy;

         (7) liquidity arrangements;

         (8) swaps (including currency swaps) and other derivative instruments and interest rate protection agreements;

         (9) repurchase or put obligations;

         (10) yield supplement agreements or accounts;

         (11) guaranteed investment contracts;

         (12) guaranteed rate agreements; or

         (13) other agreements with respect to third party payments or other support.

         Limitations or exclusions from coverage could apply to any form of credit or cash flow enhancement. The prospectus supplement will describe the credit or cash flow enhancement and related limitations and exclusions applicable for securities issued by an issuer. Enhancements cannot guarantee that losses will not be incurred on the securities.

         For more information about credit enhancement, see "Description of the Transfer and Servicing Agreements--Credit and Cash Flow Enhancement" in this prospectus.

                                  RISK FACTORS

         The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the notes and/or certificates. You should also carefully consider the information set forth under "Risk Factors" in the related prospectus supplement.

You must rely for repayment only upon the             The company does not have, nor is it expected to have, any significant
issuer's assets which may not be sufficient           assets. There will be no recourse to the company or any of its affiliates
to make full payments on your securities              or any other person for any default on the notes or any failure to receive distributions on the notes and certificates with respect to any series except as may be specified in the related prospectus supplement. Consequently, holders of securities of each series must rely solely upon the assets of the issuer for a series of securities, including, if applicable, any amounts available pursuant to any credit or cash flow enhancement for that series, for the payment of principal of and interest on the securities of that series.

Limits on credit or cash flow                         Although we intend the credit or cash flow enhancement for the securities to
enhancement may result in losses                      reduce the risk of delinquent payments or losses to holders of a series of
to you                                                securities entitled to the benefit of the credit or cash flow enhancement, the amount of the credit or cash flow enhancement will be limited, as set forth in the related prospectus supplement. In addition, the amount available may decline and could be depleted prior to the payment in full of the related series of securities, and therefore losses on the primary assets could result in losses to holders of those securities.

Timing and rate of prepayments                        The securities of a series will be payable solely from the assets of the
may result in lower yield                             issuer for that series. The yield to maturity experienced by a holder of securities of a given series may be affected by, among other things, the rate and timing of payments of principal of the receivables or of the underlying receivables relating to the collateral certificates. The rate and timing of principal payments of the securities of a series will be affected by a number of factors, including the following:

                                                      (1)      the extent of prepayments or defaults;

                                                      (2)      the manner of allocating principal payments among the classes of securities of a series as specified in the related prospectus supplement; and

                                                      (3)      the exercise of any right of optional termination.

                                                      Prepayments may also result from repurchase or purchase of receivables or underlying receivables due to material breaches of the seller's or the servicer's representations or warranties.

Delays in distribution dates may                      Interest payable on the securities of a series on a distribution date will
result in lower yield                                 include all interest accrued during the period specified in the related prospectus supplement. In the event interest accrues during the calendar month prior to a distribution date, the effective yield to holders will be reduced from the yield that would otherwise be obtainable if interest payable on the security were to accrue through the day immediately preceding each distribution date, and the effective yield at par to holders will be less than the indicated coupon rate.

Risks of subordinated securities                      To the extent specified in the applicable prospectus supplement, distributions of interest on and principal of one or more classes of securities of a series may be subordinated in priority of payment to interest and principal due on one or more other classes of securities of the related series. Any subordinated securities will be affected to a greater degree by any losses on the receivables or on the underlying receivables relating to the collateral certificates.

The absence of a secondary                            There will be no market for the securities of any series prior to their
market could limit your ability to                    issuance, and there can be no assurance that a secondary market will develop
resell your securities                                after such issuance.  If a secondary market does develop, there can be no assurance that it will provide holders with liquidity of investment or that the market will continue for the life of the securities of the related series. The underwriter presently expects to make a secondary market in the securities, but has no obligation to do so. Absent a secondary market for the securities you may experience a delay if you choose to sell your securities or the price you receive may be less than you would receive for a comparable liquid security.

The issuer's security interest in the                 The company will assign security interests in the financed vehicles securing
financed vehicles will not be noted                   the receivables to the related issuer. Due to administrative burden and
on the certificate of title, which                    expense, however, we will not cause the certificates of title to the
may cause losses                                      financed vehicles to be amended to reflect the assignment by the originator or other persons to the company or the issuer unless otherwise specified in the prospectus supplement. In the absence of amendment, an issuer may not have a perfected security interest in the financed vehicles securing the receivables in some states. If an issuer does not have a perfected security interest in a financed vehicle, its ability to realize in the event of a default on that financed vehicle may be adversely affected.

If the issuer does not use all of the                 To the extent provided in the related prospectus supplement, if the issuer
money in the pre-funding account,                     has not used all of the money deposited in the pre-funding account to
a mandatory redemption of a                           purchase additional primary assets by the date set forth in the prospectus
portion of the notes and                              supplement, then the holders of each of the notes and certificates will
certificates could result                             receive a pro rata payment of principal in an amount equal to the unused amount or if the amount remaining in the pre-funding account. The inability of the seller to obtain primary assets meeting the requirements for sale to the issuer will increase the likelihood of a prepayment of principal. Any reinvestment risk from the mandatory prepayment of a portion of the notes and certificates from the unused amount will be borne by the holders of the notes and certificates as the case may be.

Removal of a servicer after a                         The related prospectus supplement may provide that with respect to a series
servicer default                                      of securities, upon the occurrence of a servicer default, the related indenture trustee or specified portion of noteholders or certificateholders may remove the servicer without the consent of the related trustee or the noteholders or certificateholders of any subordinated class. The trustee or any such subordinated class with respect to a series may not have the ability to remove the servicer if a servicer default occurs. In addition, the noteholders or certificateholders of a senior class with respect to a series may  have the ability, with specified exceptions, to waive defaults by the servicer, including defaults that could materially adversely affect the noteholders or certificateholders of any subordinated class of the series.

Commingling of assets by the                          We will require the servicer to deposit all payments on the primary assets
servicer could reduce or delay                        collected during each collection period into the related collection account
payments on the securities                            within two business days of receipt of the payments. However, if a servicer satisfies particular requirements for less frequent remittances we will not require the servicer to deposit the amounts into the collection account until the business day preceding each distribution date.

                                                      Pending deposit into the collection account, collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from funds of the servicer. If the servicer were unable to remit the funds, the applicable securityholders might incur a loss. To the extent set forth in the applicable prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related trust to secure timely remittances of collections on the primary assets.


Noteholders may take action without                   In certain circumstances the noteholders with respect to a series have the
the consent of certificateholders                     ability to take action which could materially adversely affect certificateholders of the series without obtaining the consent of the certificateholders. For instance, the noteholders with respect to a series have the ability, with specified exceptions, to waive defaults by the servicer, including defaults that could materially adversely affect the certificateholders of the series.

The issuer's interest in the                          To the extent provided for in the related prospectus supplement, the servicer
receivables could be defeated because                 or custodian will maintain possession of the original contracts for each of
the contracts will not be delivered                   the receivables.  If the servicer or custodian sells or pledges and delivers
to the issuer                                         the original contracts for the receivables to another party, in violation of its obligations under the agreements for the securities, this party could acquire an interest in the receivable having a priority over the issuer's interest. Furthermore, if the servicer or custodian becomes the subject of a bankruptcy proceeding, competing claims to ownership or security interests in the receivables could arise. These claims, even if unsuccessful, could result in delays in payments on the securities. If successful, the attempt could result in losses or delays in payment to you or an acceleration of the repayment of the securities.

Receivables that fail to comply                       To the extent that the receivables are the obligations of consumers,
with consumer protection laws                         Federal and state consumer protection laws will regulate the creation,
may result in losses on your                          collection and enforcement of these receivables. These laws impose
investment                                            specific statutory liabilities upon creditors who fail to comply with their provisions. These laws may also make an assignee of a loan, such as the issuer, liable to the obligor for any violation by the lender.
                                                      In some cases, this liability could affect an assignee's ability to enforce its rights related to secured loans such as the receivables.
                                                      To the extent specified in this prospectus and in the related prospectus supplement, the seller or the servicer will be obligated to repurchase from the issuer any receivable that fails to comply with these legal requirements. If the seller or the servicer fails to repurchase that receivable, you might experience delays and/or reductions in payments on your securities. See "Certain Legal Aspects of the Receivables--Consumer Protection Laws" in this prospectus.

The company and the seller have limited               The company, the seller and their affiliates are generally not obligated
obligations to the issuer and will                    to make any payments to you on your securities. However, the seller or the
not make payments on the securities                   servicer will make representations and warranties about the characteristics of the receivables.

                                                      If the seller or the servicer breaches a representation or warranty for a receivable, the seller may be required to repurchase or the servicer may be required to purchase that receivable. If the seller fails to repurchase and the servicer fails to purchase that receivable, you might experience delays and/or reductions in payments on the securities. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the
                                                      Primary Assets" in this prospectus and in the related prospectus supplement.

Interests of other persons in the                     Due to, among other things, liens for repairs of a financed vehicle or
receivables and financed vehicles                     for unpaid taxes of an obligor, the issuer could lose the priority of its
could be superior to the issuer's                     security interest in a financed vehicle.  Neither the seller nor the servicer
interest, which may result in                         will have any obligation to repurchase or purchase, respectively, a
reduced payments on your securities                   receivable if these liens result in the loss of the priority of the security interest in the financed vehicle after the issuance of securities by the issuer. Generally, no action will be taken to perfect the rights of the issuer in proceeds of any insurance policies covering individual financed vehicles or obligors. Therefore, the rights of a third party with an interest in the proceeds could prevail against the rights of the issuer prior to the time the proceeds are deposited by the servicer into an account controlled by the trustee or indenture trustee. See "Certain Legal Aspects of the Receivables--Security Interests in the Financed Vehicles" in this prospectus.

Extensions and deferrals of payments on               In some circumstances, the servicer may permit an extension on or deferral
receivables could increase the average                of payments due on receivables on a case-by-case basis. In addition, the
life of the securities                                servicer may from time to time solicit or offer obligors an opportunity to defer payments. Any of these deferrals or extensions may extend the maturity of the receivables and increase the weighted average life of the securities.
                                                      The weighted average life and yield on your securities may be adversely affected by extensions and deferrals on the receivables.


The application of the Soldier's and Sailor's         In some circumstances, the Soldier's and Sailor's Civil Relief Act of 1940,
Civil Relief Act may lead to delays in                as amended, and similar state legislation may limit the interest payable
payment or losses on your securities                  on a receivable during an obligor's active military duty. This legislation could adversely affect the ability of the servicer to collect full amounts of interest on these receivables as well as to foreclose on an affected receivable during the obligor's period of active military duty. This legislation may thus cause delays and losses in payment to holders of the securities.

The securities may not be a suitable                  The securities are not a suitable investment if you require a regular or
investment for you                                    predictable schedule of payments or payment on any specific date. The securities are complex investments that should be considered only by investors who, either alone or with their financial, tax and legal advisors, have the expertise to analyze the prepayment, reinvestment, default and market risk, the tax consequences of an investment, and the interaction of these factors.

The ratings for the securities are limited            We will issue a class of securities only if that class receives the rating
in scope, may not continue to be                      specified in the related prospectus supplement. The rating considers only
issued and do not consider the suitability            the likelihood that the issuer will pay interest on time and will ultimately
of the securities for you                             pay principal in full or make full distributions of security balance. A security rating is not a recommendation to buy, sell or hold the securities.
                                                      The rating agencies may revise or withdraw the ratings at any time. Ratings on the securities do not address the timing of distributions of principal on the securities prior to the applicable legal final payment date. The ratings do not consider the prices of the securities or their suitability to a particular investor. If a rating agency changes its rating or withdraws a rating, no one has an obligation to provide additional credit or cash flow enhancement or to restore the original rating.

Book-entry registration--beneficial                   Issuance of the securities in book-entry form may reduce the liquidity of
owners not recognized by issuer                       these securities in the secondary trading market since investors may be unwilling to purchase securities for which they cannot obtain physical certificates. Since transactions in the securities can be effected only through DTC and any other entities set forth in the related prospectus supplement, your  ability to pledge a security to persons or entities that do not participate in DTC or any other entities or otherwise to take actions in respect of the related securities may be limited due to lack of a physical certificate representing the securities. You may experience some delay in the receipt of distributions of interest and principal on the securities since the distributions will be forwarded by the related trustee to DTC and DTC will credit the distributions to the accounts of its participants which will subsequently credit them to your account either directly or indirectly through indirect participants.

                                  THE ISSUERS

         With respect to each series of securities, for the transactions described in this prospectus and in the related prospectus supplement, BAS Securitization LLC (the "Company") will establish a separate issuer that will issue the securities of that series (each, an "Issuer"). Each Issuer will be either a limited liability company (each, an "LLC") formed pursuant to a limited liability company agreement (each, a "Limited Liability Company Agreement"), a trust (each, a "Trust") formed pursuant to a trust agreement (each, a "Trust Agreement") between the Company and the related owner trustee or a grantor trust formed pursuant to a pooling and servicing agreement (each, a "Pooling and Servicing Agreement") among the Company, the servicer and the trustee for the related Trust, as applicable. In the event an owner trust or grantor trust is formed, the related trustee will own the Primary Assets and act on behalf of the Issuer in all instances described in this prospectus and the related prospectus supplement. The property of each Issuer will include Primary Assets and all payments due under the Primary Assets on and after the applicable cutoff date in the case of Precomputed Receivables and all payments received under the Primary Assets on and after the applicable cutoff date or closing date, as specified in the related prospectus supplement, in the case of Simple Interest Receivables. The primary assets ("Primary Assets") for a series will include Receivables, Collateral Certificates and/or Government Securities. On the applicable closing date, after the issuance of the notes and/or certificates of a given series, the seller will transfer or sell Primary Assets to the Company and the Company will transfer or sell Primary Assets to the Issuer in the outstanding principal amount specified in the related prospectus supplement.

         To the extent specified in the related prospectus supplement, the property of each Issuer may also include:

         (1) the right to all documents and information contained in the Receivable files;

         (2) security interests in the motor vehicles financed by the Receivables (the "Financed Vehicles");

         (3) the right to receive proceeds from claims on credit life, disability, theft and physical damage insurance policies covering the Financed Vehicles or the obligors under the Receivables;

         (4) the rights relating to the Receivables purchased from dealers under any agreements between the originator of the Receivables and the dealers that sold the Financed Vehicles;

         (5) all amounts on deposit in the applicable accounts, including the related collection account and any other account identified in the related prospectus supplement, including all Eligible Investments credited thereto (but excluding any investment income from Eligible Investments which is to be paid to the servicer or as otherwise specified in the related prospectus supplement);

         (6) the rights under any credit or cash flow enhancement to the extent specified in the related prospectus supplement;

         (7) any other property specified in the related prospectus supplement; and

         (8)      all proceeds of the Primary Assets or the foregoing property.

         To the extent specified in the related prospectus supplement, a Reserve Account or other form of credit or cash flow enhancement may be a part of the property of a given Issuer or may be held by the trustee for the benefit of holders of the related securities.

         The servicer specified in the related prospectus supplement, as servicer under the related Pooling and Servicing Agreement or related sale and servicing agreement (each, a "Sale and Servicing Agreement"), as applicable, will service the Receivables held by each Issuer and will receive fees for these services. See "Description of the Transfer and Servicing Agreements--Servicing Compensation and Payment of Expenses" in this prospectus and "Description of the Transfer and Servicing Agreement--Servicing Compensation" in the related prospectus supplement. To the extent set forth in the related prospectus supplement, the seller and each trustee will authorize the servicer to retain physical possession of the Receivables held by each Issuer and other documents relating to possession of the Receivables as custodian for each Issuer. Due to the administrative burden and expense, the certificates of title to the Financed Vehicles will not be amended to reflect the sale and assignment of the security interest in the Financed Vehicles to an Issuer. In the absence of an amendment, an Issuer may not have a perfected security interest in some of the Financed Vehicles in some states. See "Certain Legal Aspects of the Receivables" and "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets". In the case of Primary Assets consisting of Collateral Certificates and/or Government Securities, the trustee specified in the related prospectus supplement will manage the Collateral Certificates and/or Government Securities.

         If the protection provided to (1) holders of notes issued by an owner trust or an LLC by the subordination of the related securities and by the Reserve Account, if any, or any other available form of credit or cash flow enhancement for the series or (2) certificateholders by the subordination of any subordinated certificates and by the Reserve Account or other form of credit or cash flow enhancement is insufficient, the noteholders or certificateholders, as the case may be, will have to look to payments by or on behalf of obligors on Receivables or on the Collateral Certificates and Government Securities, as applicable, and the proceeds from the repossession and sale of Financed Vehicles that secure defaulted Receivables for distributions of principal and interest on the securities. In this event, some factors, such as the applicable Issuer not having perfected security interests in all of the Financed Vehicles, may limit the ability of an Issuer to realize on the collateral securing the related Receivables, or may limit the amount realized to less than the amount due under the Receivables. Securityholders may be subject to delays in payment on, or may incur losses on their investment in, the securities as a result of defaults or delinquencies by obligors and depreciation in the value of the related Financed Vehicles. See "Description of the Transfer and Servicing Agreements--Credit and Cash Flow Enhancement" and "Certain Legal Aspects of the Receivables".

         The principal offices of each Issuer and the related trustee, in the case of a Trust, will be specified in the related applicable prospectus supplement.

                                  THE TRUSTEE

         The trustee for any Issuer that is a Trust will be specified in the related prospectus supplement. The trustee's liability in connection with the issuance and sale of the related securities is limited solely to the express obligations of the trustee set forth in the related Trust Agreement and Sale and Servicing Agreement or the related Pooling and Servicing Agreement, as applicable. A trustee may resign at any time, in which event the servicer will be obligated to appoint a successor trustee. The servicer may also remove the related trustee if the trustee ceases to be eligible to continue as trustee under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, and will be obligated to appoint a successor trustee. Any resignation or removal of a trustee and appointment of a successor trustee will not become effective until the acceptance of the appointment by the successor trustee.

         The principal offices of each Trust and the related trustee will be specified in the applicable prospectus supplement.

                                  THE COMPANY

         The Company, BAS Securitization LLC, a wholly owned, special purpose, bankruptcy remote subsidiary of NB Holdings Corporation, was formed as a limited liability company under the laws of the State of Delaware on January 10, 2002 and has a limited operating history. The Company was organized solely for the limited purpose of acquiring Primary Assets and associated rights, issuing securities and engaging in related transactions. The Company's limited liability company agreement limits the activities of the Company to the foregoing purposes and to any activities incidental to and necessary for these purposes. The principal office of the Company is located at Bank of America Corporate Center, Charlotte, NC 28255. Its telephone number is (704) 388-2308.

         The depositor with respect to each series of securities will be the Company. The Company anticipates that, as depositor, it will acquire Receivables and Collateral Certificates to be included in each trust from sellers in the open market or in privately negotiated transactions. The Company may also acquire Primary Assets from affiliates. The Company will have no ongoing servicing obligations or responsibilities with respect to any Financed Vehicle and no administrative obligations with respect to any Issuer.

         The Company does not have, is not required to have, and is not expected in the future to have, any significant assets. None of the Company, the seller or any of their respective affiliates will insure or guarantee the Receivables or the securities of any Issuer.

                                   THE SELLER

         Information with respect to the related seller or sellers and the related servicer will be set forth in the related prospectus supplement.

         To the extent set forth in the related prospectus supplement, the Company may acquire the Primary Assets directly from the originator of the Primary Assets or from a seller, which acquired the Primary Assets from the originator.

                                  THE SERVICER

         Information with respect to the related servicer to the extent available will be set forth in the related prospectus supplement.

                                USE OF PROCEEDS

         If so provided in the related prospectus supplement, the net proceeds from the sale of the securities of a series will be applied by the related Issuer to the purchase of the Primary Assets from the Company or the seller, as applicable. The Company will use the portion of the net proceeds paid to it to purchase the Primary Assets from the seller.

                              PRINCIPAL DOCUMENTS

         In general, the operations of an Issuer will be governed by the following documents:


           Document                          Parties                                 Primary Purposes
-------------------------------    ----------------------------      -------------------------------------------------
Trust Agreement (if an owner       owner trustee and the             -  creates the trust or limited liability
trust) or Limited Liability        depositor                            company
Company Agreement
                                                                     -  provides for issuance of certificates and
                                                                        payments to certificateholders

                                                                     -  establishes rights and duties of owner
                                                                        trustee (if an owner trust)

                                                                     -  establishes rights of certificateholders
-------------------------------    ----------------------------      -------------------------------------------------
Indenture                          Trust or LLC, as issuer of        -  provides for issuance of the notes, the
(if an owner trust or an LLC)      the notes, and indenture             terms of the notes and payments to
                                   trustee                              noteholders

                                                                     -  establishes rights and duties of indenture
                                                                        trustee

                                                                     -  establishes rights of noteholders
-------------------------------    ----------------------------      -------------------------------------------------
Sale and Servicing Agreement       The Company, the servicer         -  effects sale of Primary Assets to the Issuer
(if an owner trust or an LLC)      and an Issuer as purchaser
                                                                     -  contains representations and warranties
                                                                        concerning the Primary Assets

                                                                     -  contains servicing obligations of servicer

                                                                     -  provides for compensation to servicer

                                                                     -  directs how cash flow will be applied to
                                                                        expenses of the Issuer and payments on its
                                                                        securities

           Document                          Parties                                 Primary Purposes
-------------------------------    ----------------------------      -------------------------------------------------
Pooling and Servicing              trustee, the Company and          -  creates the Trust
Agreement (if a grantor trust)     the servicer
                                                                     -  effects sale of Primary Assets to the Trust

                                                                     -  contains representations and warranties
                                                                        concerning the Primary Assets

                                                                     -  contains servicing obligations of servicer

                                                                     -  provides for compensation to servicer

                                                                     -  provides for issuance of certificates and
                                                                        payments to certificateholders

                                                                     -  directs how cash flow will be applied to
                                                                        expenses of the Trust and payments to
                                                                        certificateholders

                                                                     -  establishes rights and duties of trustee

                                                                     -  establishes rights of certificateholders

         The material terms of these documents are described throughout this prospectus and in the related prospectus supplement. The related prospectus supplement for a series will describe any material provisions of these documents as used in that series that differ in a material way from the provisions described in this prospectus.

         A form of each of these principal documents has been filed as an exhibit to the registration statement of which this prospectus forms a part. The summaries of the principal documents in this prospectus do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all the provisions of those principal documents.

                             THE RECEIVABLES POOLS

         The motor vehicle installment loans secured by new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light-duty trucks and other similar vehicles (the "Receivables") in a receivables pool have been or will be originated or acquired by a seller in the ordinary course of business, as described in the related prospectus supplement.

         The Receivables to be sold to each Issuer will be selected from a seller's portfolio for inclusion in a receivables pool based on several criteria, which criteria include that, subject to particular limitations which, if applicable, will be specified in the related prospectus supplement, each
Receivable:

         (1) is secured by a new or used automobile, motorcycle, van, truck, bus and/or trailer, light-duty truck or other similar vehicle;

         (2) was originated or acquired, either from a motor vehicle dealer or a financial institution, by the seller or an affiliate of the seller;

         (3) provides for level monthly payments, except for the last payment, which may be different from the level payments, that, to the extent set forth in the related prospectus supplement, amortize the amount financed over the original term to maturity of the related Receivable; and

         (4)      is a Precomputed Receivable or a Simple Interest Receivable.

         The seller will not use any selection procedures in selecting the receivables for each receivables pool that are materially adverse to the securityholders of that series.

         The seller will sell or transfer receivables having an aggregate principal balance specified in the related prospectus supplement as of the cutoff date to the applicable Issuer. The purchase price paid by each Issuer for each Receivable included in the property of the Issuer will either reflect the principal balance of the Receivable as of the cutoff date calculated under the Actuarial Method or Simple Interest Method or another method as specified in the related prospectus supplement.

Calculation Methods

         "Actuarial Method" means the method of calculating interest due on a Receivable without regard to the period of time which has elapsed since the preceding payment was made, using the Actuarial Method or the method known as the Rule of 78s or sum-of-the-digits method.

         "Balloon Payment" means, with respect to a Balloon Payment Receivable, the final payment which is due at the end of the term of the Receivable.

         "Balloon Payment Receivable" means a Receivable that provides for the amortization of the entire amount financed under the receivable over a series of equal monthly installments with a substantially larger final payment which is due at the end of the term of the Receivable.

         "Precomputed Receivables" consist of either (1) monthly actuarial Receivables ("Actuarial Receivables") or (2) Receivables that provide for allocation of payments according to the "sum of periodic balances" or "sum of monthly payments" method, similar to the "Rule of 78s" ("Rule of 78s Receivables"). An Actuarial Receivable provides for amortization of the loan over a series of fixed level monthly installment payments. Each monthly installment, including the monthly installment representing the final payment on the Receivable, consists of (x) an amount of interest equal to 1/12 of the stated contract interest rate under the related Receivable multiplied by the unpaid principal balance of the loan, plus (y) an amount allocable to principal equal to the remainder of the monthly payment. A Rule of 78s Receivable provides for the payment by the obligor of a specified total amount of payments, payable in equal monthly installments on each due date, which total represents the principal amount financed plus add-on interest in an amount calculated at the stated contract interest rate under the related Receivable for the term of the Receivable. The rate at which the amount of add-on interest is earned and, correspondingly, the amount of each fixed monthly payment allocated to reduction of the outstanding principal amount are calculated in accordance with the Rule of 78s.

         "Simple Interest Method" means the method of calculating interest due on a Receivable on a daily basis based on the actual principal balance of the receivable on that date.

         "Simple Interest Receivables" are Receivables that provide for the amortization of the amount financed under them over a series of fixed level monthly payments. However, unlike the monthly payment under an Actuarial Receivable, each monthly payment consists of an installment of interest that is calculated on the basis of the outstanding principal balance of the Receivable multiplied by the stated contract interest rate under the related Receivable and further multiplied by the period elapsed, as a fraction of a calendar year, since the preceding payment of interest was made. As payments are received under a Simple Interest Receivable, the amount received generally is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if an obligor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if an obligor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In either case, the obligor is obligated to pay a fixed monthly installment until the final payment date, at which time the amount of the final installment may be increased or decreased as necessary to repay the then outstanding principal balance.

         The Receivables to be held by each Issuer may be Balloon Payment Receivables that provide for the amount financed to amortize over a series of monthly installments with a substantially larger final scheduled payment of principal together with one month's interest. The final Balloon Payment is generally set by the seller for each particular model of vehicle at the time the Receivable is originated and is due at the end of the term of the Receivable. The net amount actually due from an obligor at the end of term of a Balloon Payment Receivable may be greater or less than the Balloon Payment as a result of:

         (1) in the case of a Simple Interest Receivable, early or late payments by the obligor during the term of the Receivable and the applications of day counting conventions; and

         (2) in the case of a Simple Interest Receivable or an Actuarial Receivable, additional fees and charges that may be owed by the obligor with respect to the contract on the Financed Vehicle.

         Upon maturity of a Balloon Payment Receivable, the related obligor may satisfy the amount it owes by:

         (1) paying the remaining principal amount of the Receivable, all accrued and unpaid interest, plus any fees, charges, and other amounts then owing, during the term of the receivable and the application of day counting conventions;

         (2) refinancing the net amount then due, which may be greater or less than the Balloon Payment, subject to several conditions; or

         (3) selling the related Financed Vehicle to the servicer or its assignee for an amount equal to the Balloon Payment, as reduced by charges for excess wear and tear and excess mileage and by a disposition fee payable to the servicer, and paying any excess of the total amount owed under the Receivable over the Balloon Payment to the servicer.

         If the obligor sells the Financed Vehicle to the servicer, acting on behalf of the Issuer, the Issuer may or may not receive the full amount of the Balloon Payment upon the subsequent sale of the Financed Vehicle. If the full amount owed by an obligor under a Balloon Payment Receivable is not collected, the shortfall will reduce the funds available to make payments on the securities.

         If the Receivables in a pool of receivables included in the property of an Issuer include Balloon Payment Receivables, we will provide more specific information about the origination and servicing of the Receivables and the consequences of including the Receivables in a receivables pool in the related prospectus supplement.

         Specific information with respect to each pool of receivables included in an Issuer will be set forth in the related prospectus supplement, including, to the extent appropriate:

         (1) the portion of the receivables pool consisting of Precomputed Receivables and of Simple Interest Receivables;

         (2) the portion of the receivables pool secured by new Financed Vehicles and by used Financed Vehicles;

         (3)      the aggregate principal balance of all of the related
Receivables;

         (4) the average principal balance of the related Receivables and the range of principal balances;

         (5)      the number of Receivables in the receivables pool;

         (6) the geographic distribution of Receivables in the receivables pool;

         (7) the average original amount financed and the range of original amounts financed;

         (8) the weighted average contract rate of interest and the range of such rates;

         (9) the weighted average original term and the range of original terms;

         (10) the weighted average remaining term and the range of remaining terms;

         (11)     the scheduled weighted average life;

         (12)     the distribution by stated contract rate of interest; and

         (13)     the originator of the Receivables.

Delinquencies, Repossessions and Net Losses

         Information concerning the experience of the servicer pertaining to delinquencies, repossessions and net losses with respect to Receivables will be set forth in each prospectus supplement. There can be no assurance that the delinquency, repossession and net loss experience on any receivables pool will be comparable to prior experience of the servicer.

                          THE COLLATERAL CERTIFICATES

         The Primary Assets for a series will include Receivables and/or collateral certificates ("Collateral Certificates"), which include certificates evidencing an undivided interest in, or notes or loans secured by, Receivables. These Collateral Certificates will have previously been offered and distributed to the public pursuant to an effective registration statement or are being registered under the Securities Act in connection with the offering of a series of securities, which offering, distribution and registration may have been undertaken, or may be undertaken, by the company and/or one or more affiliates of the company, in each case, subject to exceptions which, if applicable, will be described in the related prospectus supplement. Collateral Certificates will have been issued pursuant to a pooling and servicing agreement, a sale and servicing agreement, a trust agreement, an indenture or similar agreement (an "Underlying Trust Agreement"). The servicer (the "Underlying Servicer") of the underlying motor vehicle installment loans or sale contracts will have entered into the Underlying Trust Agreement with a trustee (the "Underlying Trustee").

         The issuer of the Collateral Certificates (the "Underlying Issuer") will be

         (1) a financial institution, corporation or other entity engaged generally in the business of purchasing or originating motor vehicle installment loan agreements and motor vehicle retail installment sale contracts,

         (2) a limited purpose entity organized for the purpose of, among other things, establishing trusts or other special-purpose entities, acquiring and selling receivables to such special-purpose entities and selling beneficial interests in these special-purpose entities,

         (3)      one of the trusts or other special-purpose entities, or

         (4) if so specified in the related prospectus supplement, the Underlying Issuer may be the company and/or one or more affiliates of the company.

         The obligations of the Underlying Issuer will generally be limited to specific representations and warranties with respect to the assets conveyed by it to the related special-purpose entity. The related prospectus supplement will, subject to exceptions which, if applicable, will be described in the related prospectus supplement, provide that the Underlying

Issuer will not have guaranteed any of the assets conveyed to the related special-purpose entity or any of the Collateral Certificates issued under the Underlying Trust Agreement.

         Distributions of principal and interest will be made on the Collateral Certificates on the dates specified in the related prospectus supplement. The Collateral Certificates may be entitled to receive nominal or no principal distribution or nominal or no interest distributions. Principal and interest distributions will be made on the Collateral Certificates by the Underlying Trustee or the Underlying Servicer. The Underlying Issuer or the Underlying Servicer may have the right to repurchase assets underlying the Collateral Certificates after a specific date or under other circumstances specified in the related prospectus supplement.

Enhancement Relating to Collateral Certificates

         Enhancement in the form of reserve funds, subordination of other securities issued in connection with the Collateral Certificates, guarantees, letters of credit, cash collateral accounts, insurance policies or other types of enhancement may be provided with respect to the receivables underlying the Collateral Certificates or with respect to the Collateral Certificates themselves. The type, characteristics and amount of enhancement will be a function of particular characteristics of the receivables and other factors and will have been established for the Collateral Certificates on the basis of requirements of rating agencies.

Additional Information

         The related prospectus supplement for a series for which the Primary Assets include Collateral Certificates will specify, to the extent relevant and to the extent the information is reasonably available to the Company and the Company reasonably believes the information to be reliable:

         - the aggregate approximate principal amount and type of the Collateral Certificates to be included in the Primary Assets;

         - the characteristics of the receivables which comprise the underlying assets for the Collateral Certificates;

         -        the expected and final maturity of the Collateral
                  Certificates;

         -        the interest rate of the Collateral Certificates;

         - the Underlying Issuer, the Underlying Servicer, if other than the Underlying Issuer, and the Underlying Trustee for the Collateral Certificates;

         - characteristics of the enhancement, if any, such as reserve funds, insurance funds, insurance policies, letters of credit or guarantees relating to the receivables underlying the Collateral Certificates or to the Collateral Certificates themselves;

         - the terms on which the underlying receivables for the Collateral Certificates may, or are required to, be purchased prior to their stated maturity or the stated maturity of the Collateral Certificates; and

         - the terms on which receivables may be substituted for those originally underlying the Collateral Certificates.

                           THE GOVERNMENT SECURITIES

         Primary Assets for a series may include, but will not consist entirely of, any combination of

         - receipts or other instruments created under the Department of the Treasury's Separate Trading of Registered Interest and Principal of securities, or STRIPS, program ("Treasury Strips"), which interest and/or principal strips evidence ownership of specific interest and/or principal payments to be made on particular United States Treasury Bonds ("Treasury Bonds");

         -        Treasury Bonds; and

         - other debt securities, ("GSEs Bonds") of United States government sponsored enterprises ("GSEs"; and together with Treasury Strips and Treasury Bonds, collectively, "Government Securities").

         The Government Securities, if any, held by an issuer are intended to assure investors that funds are available to make specified payments of principal and/or interest due on the related securities. Accordingly, the Government Securities, if any, held by an issuer are intended both to (1) support the ratings assigned to these securities, and (2) perform a function similar to that described in this prospectus under "Description of the Transfer and Servicing Agreements - Credit and Cash Flow Enhancement".

         As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be held by an issuer: Federal National Mortgage Association, Federal Home Loan Mortgage Association, Student Loan Marketing Association, The Resolution Funding Corporation, Tennessee Valley Authority, Federal Home Loan Banks and Federal Farm Credit Banks. An issuer may also acquire receipts or other instruments evidencing ownership of specific interests and/or principal payments to be made on particular Treasury Bonds or The Resolution Funding Corporation bonds.

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

         The weighted average life of the notes, if any, and the certificates of any series generally will be influenced by the rate at which principal of the related Primary Assets are paid, which payment may be in the form of scheduled amortization or prepayments. With respect to securities backed by Receivables and to receivables underlying Collateral Certificates, the term "prepayments" includes prepayments in full, partial prepayments, including those related to rebates of extended warranty contract costs and insurance premiums, liquidations due to defaults, as well as receipts of proceeds from physical damage, credit life and disability insurance policies, or the Repurchase Amount of Receivables and/or Collateral Certificates or Government Securities repurchased by the seller or purchased by the servicer. Substantially all of the Receivables and receivables underlying Collateral Certificates are prepayable at any time without penalty to the obligor. The rate of prepayment of automobile receivables is influenced by a variety of economic, social and other factors, including the fact that an obligor generally may not sell or transfer the Financed Vehicle securing a receivable without the consent of the seller. The rate of prepayment on receivables may also be influenced by the structure of the loan. In addition, under some circumstances, Receivables will be required to be repurchased from a given Issuer pursuant to the related Receivables Purchase Agreement as a result of breaches of representations and warranties, and the servicer will be obligated to purchase Receivables from the Issuer pursuant to the Sale and Servicing Agreement or Pooling and Servicing Agreement as a result of breaches of specific covenants. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets" and "Servicing Procedures". See also "Certain Matters Regarding the Servicer--Termination" regarding the servicer's obligation to purchase Primary Assets from a given Issuer.

         In light of the above considerations, there can be no assurance as to the amount of principal payments to be made on the notes and/or certificates of a series on each payment date or distribution date, as the case may be, since the amount will depend, in part, on the amount of principal collected on the related Primary Assets during the applicable Collection Period. Any reinvestment risks resulting from a faster or slower incidence of payment of Primary Assets will be borne entirely by the noteholders and certificateholders. The related prospectus supplement may set forth some additional information with respect to the maturity and prepayment considerations applicable to particular Primary Assets and the related series of securities.

                      POOL FACTORS AND TRADING INFORMATION

         The "Note Pool Factor" for each class of notes will be a seven-digit decimal which the servicer or indenture trustee will compute prior to each payment with respect to the class of notes indicating the remaining outstanding principal balance of that class of notes, as of the applicable payment date, after giving effect to payments to be made on the applicable payment date, as a fraction of the initial outstanding principal balance of the class of notes. The "Certificate Pool Factor" for each class of certificates will be a seven-digit decimal which the servicer or trustee will compute prior to each distribution with respect to the class of certificates indicating the remaining certificate balance of the class of certificates, as of the applicable distribution date, after giving effect to distributions to be made on the applicable distribution date, as a fraction of the initial certificate balance of the class of certificates. Each Note Pool Factor and each Certificate Pool Factor will be 1.0000000 as of the related closing date, and after will decline to reflect reductions in the outstanding principal balance of the applicable class of notes or the reduction of the certificate balance of the applicable class of certificates. A noteholder's portion of the aggregate outstanding principal balance of the related class of notes will be the product of (1) the original denomination of the noteholder's note and (2) the applicable Note Pool Factor at the time of determination. A certificateholder's portion of the aggregate outstanding certificate balance for the related class of certificates will be the product of (1) the original denomination of the certificateholder's certificate and (2) the applicable Certificate Pool Factor at the time of determination.

         As provided in the related prospectus supplement, the noteholders, if any, and the certificateholders will receive reports on or about each Payment Date or distribution date, as the case may be, concerning payments received on the Primary Assets, the "Pool Balance" (as defined in the related prospectus supplement) and each Note Pool Factor or Certificate Pool Factor, as applicable.

         In addition, securityholders of record during any calendar year will be furnished information for tax reporting purposes not later than the latest date permitted by law. See "Certain Information Regarding the Securities--Statements to Securityholders".

                            DESCRIPTION OF THE NOTES

         Each Issuer that is an owner trust or an LLC will issue one or more classes of notes pursuant to an indenture (each, an "Indenture") between the related owner trust or LLC and the indenture trustee. The following summary describes the material provisions of each Indenture which are anticipated to be common to any notes included in a series of securities. The following summary does not purport to be a complete description of all terms of the related notes or Indenture and therefore is subject to, and is qualified in its entirely by reference to, the provisions of the related notes and Indenture.

         If so specified in the related prospectus supplement, each class of notes will initially be represented by one or more physical certificates registered in the name of the nominee of DTC (together with any successor company selected by the Issuer). The notes will be available for purchase in minimum denominations of $1,000 or any other minimum denomination as shall be specified in the related prospectus supplement and integral multiples of $1,000 or any other minimum denomination so specified in the related prospectus supplement in book-entry form or any other form as shall be specified in the related prospectus supplement. If the notes are available in book-entry form only, the Company has been informed by DTC that DTC's nominee will be Cede unless another nominee is specified in the related prospectus supplement. Accordingly, the nominee is expected to be the holder of record of the notes of each class. If the notes are available in book-entry form only, unless and until Definitive Notes are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, no noteholder will be entitled to receive a physical certificate representing a note. If the notes are available in book-entry form only, all references in this prospectus and in the related prospectus supplement to actions by noteholders refer to action taken by DTC upon instructions from its participating organizations, and all references in this prospectus and in the related prospectus supplement to payments, notices, reports and statements to noteholders refer to payments, notices, reports and statements to DTC or its nominee, as registered holder of the notes, for payment to noteholders in accordance with DTC's procedures with respect to distributions. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities" in this prospectus.

Distribution of Principal and Interest

         The timing and priority of payment, seniority, allocations of losses, interest rate and amount of or method of determining payments of principal and interest on each class of notes of a series will be described in the related prospectus supplement. The right of holders of any class of notes to receive payments of principal and interest may be senior or subordinate to the rights of holders of one or more other class or classes of notes of the series, as described in the related prospectus supplement. The related prospectus supplement may provide that payments of interest on the notes will be made prior to payments of principal on the notes. If so provided in the related prospectus supplement, a series of notes may include one or more classes of strip notes entitled to (1) principal payments with disproportionate, nominal or no interest payments or (2) interest payments with disproportionate, nominal or no principal payments. Each class of notes may have a different interest rate, which may be a fixed, variable or adjustable interest rate, and which may be zero for some classes of strip notes, or any combination of the foregoing. The related prospectus supplement will specify the interest rate for each class of notes of a series or the method for determining the interest rate. One or more classes of notes of a series may be redeemable in whole or in part under the circumstances specified in the related prospectus supplement, including as a result of the exercise by the servicer of its option to purchase the related receivables pool. See "Certain Matters Regarding the Servicer--Termination" in this prospectus.

         To the extent specified in any related prospectus supplement, one or more classes of notes of a given series may have fixed principal payment schedules, as set forth in the related prospectus supplement. Holders of any notes will be entitled to receive payments of principal on any given payment date in the applicable amount set forth on the schedule with respect to the notes, in the manner and to the extent set forth in the related prospectus supplement.

         The related prospectus supplement may also provide that payment of interest to noteholders of all classes within a series will have the same priority. Under some circumstances, the amount available for payments could be less than the amount of interest payable on the notes on a payment date, in which case except to the extent specified in the related prospectus supplement each class of notes will receive its ratable share, based upon the aggregate amount of interest due to the class of notes, of the aggregate amount available to be distributed on the date as interest on the notes of the series. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit and Cash Flow Enhancement" in this prospectus.

         In the case of a series of securities issued by an Issuer that is an owner trust or an LLC that includes two or more classes of notes, the sequential order and priority of payment in respect of principal and interest, and any schedule or formula or other provisions applicable to the determination of the sequential order and priority of payment in respect of principal and interest, of each class will be set forth in the related prospectus supplement. Payments in respect of principal of and interest on any class of notes will be made on a pro rata basis among all the noteholders of the class or by any other method as is specified in the related prospectus supplement.

         If specified in the applicable prospectus supplement, the Issuer may issue securities from time to time and use the proceeds of this issuance to make principal payments with respect to a series of outstanding securities. To the extent specified in any prospectus supplement, one or more classes of notes of a given Issuer may have targeted scheduled distribution dates on which such notes will be paid in full to the extent the Issuer is able to issue a variable pay term note or to receive advances under variable pay revolving notes in sufficient principal amounts. The proceeds of issuance of such variable pay term note, which may be issued publicly or privately, or the advances obtained from any variable pay revolving notes, will be applied to pay the specified class of notes in the manner set forth in the applicable prospectus supplement, and such variable pay term note or variable pay revolving notes will receive principal payments in the amounts and with the priority specified in the applicable prospectus supplement.

         If so specified in the applicable prospectus supplement, the Issuer may segregate the Primary Assets relating to a series of securities into two or more pools, and may issue classes of securities that are paid primarily or exclusively from one of those pools.

Provisions of the Indenture

         Events of Default, Rights Upon Event of Default. As specified in the related prospectus supplement "Events of Default" in respect of a series of notes under the related Indenture will include (subject to grace periods and voting percentages as set out in the related prospectus supplement):

         (1)      a default in the payment of any interest on any note;

         (2) a default in the payment of the principal of, or any installment of the principal of, any note;

         (3) a default in the observance or performance of any material covenant or agreement of the related Issuer made in the related Indenture;

         (4) any representation or warranty made by the Issuer in the related Indenture or in any certificate delivered pursuant to the related Indenture or in connection with the related Indenture having been incorrect in a material respect as of the time made;

         (5) particular events of bankruptcy, insolvency, receivership or liquidation with respect to the Issuer or a substantial part of the property of the Issuer; and

         (6) any other events as may be specified in the related prospectus supplement.

         The amount of principal required to be paid to noteholders of each series under the related Indenture on any payment date generally will be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, the failure to pay principal on a class of notes generally will not result in the occurrence of an Event of Default until the applicable legal final payment date for the class of notes.

         If an Event of Default should occur and be continuing with respect to the notes of any series, the related indenture trustee or holders of at least a majority of the aggregate outstanding principal amount of the notes may declare the principal of the notes to be immediately due and payable. This declaration may, under some circumstances, be rescinded by the holders of a majority of the aggregate outstanding principal amount of the notes.

         If the notes of any series are declared due and payable following an Event of Default, the related indenture trustee may institute proceedings to collect amounts due on the notes, foreclose on the property of the Issuer, exercise remedies as a secured party, sell the related Primary Assets or elect to have the applicable Issuer maintain possession of the Primary Assets and continue to apply collections on these Primary Assets as if there had been no declaration of acceleration. Subject to any additional limitations that may be specified in the related prospectus supplement, the indenture trustee will be prohibited from selling the Primary Assets following an Event of Default, unless:

         (1)      the holders of all outstanding notes consent to the sale;

         (2) the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on the outstanding notes at the date of sale; or

         (3) the indenture trustee determines that the proceeds of the Primary Assets would not be sufficient on an ongoing basis to make all payments on the notes as these payments would have become due if these obligations had not been declared due and payable, and the indenture trustee obtains the consent of the holders of the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes.

         Subject to the provisions of the applicable Indenture relating to the duties of the related indenture trustee, if an Event of Default occurs and is continuing with respect to a series of notes, the indenture trustee will be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of the notes if it reasonably believes it will not be adequately indemnified against the costs, expenses and liabilities that might be incurred by it in complying with the request. Subject to the provisions for indemnification and particular limitations contained in the related Indenture, the holders of at least a majority of the aggregate outstanding principal amount of the notes of a series will have the right to direct the time, method and place of conducting any proceeding or exercising any remedy available to the related indenture trustee. In addition, the holders of notes representing at least a majority of the aggregate outstanding principal amount of the notes may, in some cases, waive any default with respect to the notes, except a default in the payment of principal of or interest on any note or a default in respect of a covenant or provision of the Indenture that cannot be modified or amended without the waiver or consent of the holders of all the outstanding notes of the series.

         Except to the extent provided in the related prospectus supplement, no holder of a note will have the right to institute any proceeding with respect to the related Indenture, unless:

         (1) the holder previously has given to the applicable indenture trustee written notice of a continuing Event of Default;

         (2) the holders of the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes have made a written request to the indenture trustee to institute a proceeding in its own name as indenture trustee;

         (3) the holder or holders have offered the indenture trustee reasonable indemnity;

         (4) the indenture trustee has failed to institute a proceeding for the period of time set forth in the related prospectus supplement; and

         (5) no direction inconsistent with a written request has been given to the indenture trustee during that period by the holders of the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes of the series.

         With respect to any Issuer that is an owner trust or an LLC, none of the related indenture trustee in its individual capacity, the related trustee in its individual capacity, any holder of a certificate representing an ownership interest in the Issuer, or any of their respective beneficiaries, agents, officers, directors, employees, affiliates, successors or assigns will, in the absence of an express agreement to the contrary, be personally liable for the payment of the principal of or interest on the related notes or for the agreements of the Issuer contained in the applicable Indenture.

         No Issuer will incur, assume or guarantee any indebtedness other than indebtedness incurred pursuant to the related notes and the related Indenture, pursuant to any Advances made to it by the servicer or otherwise in accordance with the Related Documents.

         Certain Covenants. Each Indenture will provide that the related Issuer may not consolidate with or merge into any other entity, unless:

         (1) the entity formed by or surviving the consolidation or merger is organized under the laws of the United States, any state or the District of Columbia;

         (2) the entity expressly assumes the Issuer's obligation to make due and punctual payments upon the notes of the related series and to perform or observe every agreement and covenant of the Issuer under the Indenture;

         (3) no Event of Default shall have occurred and be continuing immediately after the merger or consolidation;

         (4) the Issuer has been advised by each Rating Agency that the merger or consolidation will not result in the qualification, reduction or withdrawal of its then-current rating of any class of the notes or certificates of the series;

         (5) the Issuer has received an opinion of counsel to the effect that the consolidation or merger would have no material adverse tax consequence to the Issuer or to any related noteholder or certificateholder;

         (6) any action as is necessary to maintain the lien and security interest created by the Indenture has been taken; and

         (7) the Issuer has delivered to the related indenture trustee an officer's certificate and an opinion of counsel that the merger complies with the requirements and conditions precedent of the Indenture.

No Issuer that is an owner trust or an LLC will:

         (1) except as expressly permitted by the applicable Indenture, the applicable Transfer and Servicing Agreements or other documents with respect to the Issuer (the "Related Documents"), sell, transfer, exchange or otherwise dispose of any of the assets of the Issuer;

         (2) claim any credit on or make any deduction from the principal and interest payment in respect to the related notes, other than amounts withheld under the Code or applicable state tax laws, or assert any claim against any present or former holder of the notes because of the payment of taxes levied or assessed upon the Issuer;

         (3)      dissolve or liquidate in whole or in part;

         (4) permit the validity or effectiveness of the related Indenture to be impaired or permit any person to be released from any covenants or obligations with respect to the related notes under the Indenture except as may be expressly permitted by the related Indenture;

         (5) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the assets of the Issuer or any part of its property, or any interest in the Issuer or the proceeds of the Issuer; or

         (6) permit the lien of the related Indenture not to constitute a valid first priority security interest, other than with respect to a tax, mechanics' or similar lien, in the assets of the Issuer.

         Each indenture trustee and the related noteholders, by accepting the related notes, will covenant that they will not at any time institute against the applicable Issuer any bankruptcy, reorganization or other proceeding under any federal or state bankruptcy or similar law.

         Modification of Indenture. The Issuer and the related indenture trustee may, with the consent of the holders of the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes of the related series, execute a supplemental indenture to add provisions to, change in any manner or eliminate any provisions of, the related Indenture, or modify (except as provided below) in any manner the rights of the related noteholders. Except as otherwise provided in the related Indenture, without the consent of the holder of each outstanding note affected by the related supplemental indenture, no supplemental indenture will:

         (1) change the due date of any installment of principal of or interest on any note or reduce the principal amount of any note, the interest rate specified on any note or the redemption price with respect to any note, change the provisions of the related Indenture relating to the application of collections on, or the proceeds of the sale of, the property of the related Issuer to payment of principal or interest on the notes of the series, or change any place of payment where, or the coin or currency in which, any note or any interest on any note is payable;

         (2) impair the right to institute suit for the enforcement of specific provisions of the related Indenture;

         (3) reduce the percentage of the aggregate outstanding principal amount of the notes of the series, the consent of the holders of which is required for any supplemental indenture or for any waiver of compliance with specific provisions of the related Indenture or of particular defaults under the related Indenture and their consequences as provided for in the related Indenture;

         (4) modify or alter the provisions of the related Indenture regarding the voting of notes held by the applicable owner trust, any other obligor on the notes, the seller or an affiliate of any of them;

         (5) reduce the percentage of the aggregate outstanding principal amount of the notes, the consent of the holders of which is required to direct the related indenture trustee to sell or liquidate the Primary Assets if the proceeds of the sale would be insufficient to pay the principal amount and accrued and unpaid interest on the outstanding notes of the series;

         (6) decrease the percentage of the aggregate outstanding principal amount of the notes required to amend the sections of the related Indenture that specify the percentage of the aggregate outstanding principal amount of the notes of the series necessary to amend the related Indenture or other related agreements; or

         (7) permit the creation of any lien ranking prior to or on a parity with the lien of the related Indenture with respect to any of the collateral for the notes or, except as otherwise permitted or contemplated in the Indenture, terminate the lien of the related Indenture on any of the collateral or deprive the holder of any note of the security afforded by the lien of the related Indenture.

         An Issuer and the related indenture trustee may also enter into supplemental indentures, without obtaining the consent of the noteholders of the related series:

         (1)      to cure any ambiguity;

         (2)      to correct or supplement any provisions in the Indenture; or

         (3) for the purpose of, among other things, adding any provisions to or changing in any manner or eliminating any of the provisions of the related Indenture;

provided that the action referred to in clause (3) above will not materially and adversely affect the interest of any noteholder.

         Annual Compliance Statement. Each Issuer that is an owner trust or an LLC will be required to file annually with the related indenture trustee a written statement as to the fulfillment of its obligations under the Indenture.

         Indenture Trustee's Annual Report. If required by the Trust Indenture Act, the indenture trustee for each Issuer that is an owner trust or an LLC will mail each year to all related noteholders a brief report relating to its eligibility and qualification to continue as indenture trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of particular indebtedness, if any, owing by the Issuer to the applicable indenture trustee in its individual capacity, the property and funds physically held by the indenture trustee as indenture trustee and any action taken by it that materially affects the related notes that has not been previously reported.

         Satisfaction and Discharge of Indenture. Each Indenture will be discharged with respect to the collateral securing the related notes upon the delivery to the related indenture trustee for cancellation of all of the notes or, with limitations, upon deposit with the indenture trustee of funds sufficient for the payment in full of all the notes.

The Indenture Trustee

         The indenture trustee for a series of notes will be specified in the related prospectus supplement. The indenture trustee for any series may resign at any time, in which event the related owner trust or LLC will be obligated to appoint a successor indenture trustee for the series. Additionally, the Holders of the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes of a series may remove the related indenture trustee and appoint a successor indenture trustee. An Issuer that is an owner trust or an LLC may also remove the related indenture trustee if the indenture trustee ceases to be eligible to continue in that capacity under the related Indenture, if particular insolvency events occur with respect to the indenture trustee or if the indenture trustee otherwise becomes incapable of acting as indenture trustee. In these circumstances, the Issuer will be obligated to appoint a successor indenture trustee for the applicable series of notes. No resignation or removal of the indenture trustee and appointment of a successor indenture trustee for a series of notes will become effective until the acceptance of the appointment by the successor indenture trustee for the series and payment of all fees and expenses owed to the outgoing indenture trustee.

                        DESCRIPTION OF THE CERTIFICATES

         Each Issuer, if a Trust, will issue one or more classes of certificates pursuant to a Trust Agreement or a Pooling and Servicing Agreement, as applicable. The following summary describes the material provisions of the Trust Agreement and the Pooling and Servicing Agreement, in each case, which are anticipated to be common to any certificates included in a series of securities. The following summary does not purport to be a complete description of all terms of the related certificates, Trust Agreement or Pooling and Servicing Agreement and therefore is subject to, and is qualified in its entirety by reference to, the provisions of the related certificates and Trust Agreement or Pooling and Servicing Agreement, as applicable.

         If so specified in the related prospectus supplement and except for the certificates, if any, of a series purchased by a seller or any of its affiliates, each class of certificates will initially be represented by one or more physical certificates registered in the name of DTC. The certificates will be available for purchase in minimum denominations of $10,000 or any other minimum denomination as shall be specified in the related prospectus supplement and integral multiples of

$1,000 in excess of $10,000 or any other minimum denomination so specified in the related prospectus supplement in book-entry form only, or any other form as shall be specified in the related prospectus supplement. If the certificates are available in book-entry form only, the Company has been informed by DTC that DTC's nominee will be Cede. Accordingly, the nominee is expected to be the holder of record of the certificates of any series. If the certificates are available in book-entry form only, unless and until Definitive Securities are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, no certificateholder, other than a seller or any of its affiliates, will be entitled to receive a physical certificate representing a certificate. If the certificates are available in book-entry form only, all references in this prospectus and in the related prospectus supplement to actions by certificateholders refer to actions taken by DTC upon instructions from the Participants, and all references in this prospectus and in the related prospectus supplement to distributions, notices, reports and statements to certificateholders refer to distributions, notices, reports and statements to DTC or its nominee, as the case may be, as the registered holder of the certificates, for distribution to certificateholders in accordance with DTC's procedures with respect to distributions. See "Certain Information Regarding the Securities--Book-Entry Registration" and "--Definitive Securities" in this prospectus. Any certificate of a series owned by a seller or any of its affiliates will be entitled to equal and proportionate benefits under the applicable Trust Agreement or Pooling and Servicing Agreement, as applicable, except that, to the extent set forth in the related Trust Agreement or Pooling and Servicing Agreement, the certificates will be deemed not to be outstanding for the purpose of determining whether the requisite percentage of certificateholders has given any request, demand, authorization, direction, notice, or consent or taken any other action under the Related Documents.

Distributions of Principal and Interest

         The timing and priority of distributions, seniority, allocations of losses, certificate rate and amount of or method of determining distributions with respect to principal and interest on each class of certificates of a series will be described in the related prospectus supplement. Distributions of interest on these certificates will be made on the dates specified in the related prospectus supplement and will be made prior to distributions with respect to principal of the certificates. To the extent provided in the related prospectus supplement, a series of certificates may include one or more classes of strip certificates entitled to (1) principal distributions with disproportionate, nominal or no interest distributions or (2) interest distributions with disproportionate, nominal or no principal distributions. Each class of certificates may have a different certificate rate, which may be a fixed, variable or adjustable certificate rate, and which may be zero for some classes of strip certificates, or any combination of the foregoing. The related prospectus supplement will specify the certificate rate for each class of certificates of a series or the method for determining the certificate rate.

         In the case of a series of securities that includes two or more classes of certificates, the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, and any schedule or formula or other provisions applicable to the determination of the timing, sequential order, priority of payment or amount of distributions in respect of interest and principal, of each class will be as set forth in the related prospectus supplement. In the case of certificates issued by an Issuer that is an owner trust, distributions in respect of these certificates will be subordinated to payments in respect of the notes of the related series and to the extent described in the related prospectus supplement. Distributions in respect of interest on and principal of any class of certificates will be made on a pro rata basis among all holders of certificates of the class. In general, the rights of the certificateholders to take certain actions, such as waiving servicer defaults, will be subordinated to the rights of the noteholders to take such action.

                  CERTAIN INFORMATION REGARDING THE SECURITIES

General

The related prospectus supplement will describe:

         (1) the timing, amount and priority of payments of principal and interest on each class of securities;

         (2) their interest rates or the method for determining their interest rates;

         (3) the method of determining the amount of their principal payments;

         (4) the priority of the application of the Issuer's available funds to its expenses and payments on its securities; and

         (5) the allocation of losses on the Primary Assets among the classes of securities.

         The rights of any class of securities to receive payments may be senior or subordinate to other classes of securities. A security may be entitled to:

         (1) principal payments with disproportionate, nominal or no interest payments;

         (2) interest payments with disproportionate, nominal or no principal payments; or

         (3) residual cash flow remaining after all other classes have been paid.

         Interest rates may be fixed or floating. If a class of securities is redeemable, the related prospectus supplement will describe when they may be redeemed and at what price. The aggregate initial principal amount of the securities issued by an Issuer may be greater than, equal to or less than the aggregate initial principal amount of the Primary Assets held by that Issuer.

         Payments of principal and interest on any class of securities will be made on a pro rata basis among all the security holders of each class. If the amount of funds available to make a payment on a class is less than the required payment, the holders of the securities of that class will receive their pro rata share of the amount available for the class. A series may provide for a liquidity facility or similar arrangement that permits one or more classes of securities to be paid in planned amounts on scheduled payment dates or distribution dates, as the case may be.

Fixed Rate Securities

         Each class of fixed rate securities will bear interest at the applicable per annum interest rate or certificate rate, as the case may be, specified in the related prospectus supplement.

Interest on each class of fixed rate securities may be computed on the basis of a 360-day year of twelve 30-day months or on such other day count basis as is specified in the related prospectus supplement.

Floating Rate Securities

         Each class of floating rate securities will bear interest for each applicable interest accrual period described in the related prospectus supplement at a rate determined (i) by reference to a base rate of interest, plus or minus the number of basis points specified in the related prospectus supplement, if any, or multiplied by the percentage specified in the related prospectus supplement, if any, or (ii) as otherwise specified in the related prospectus supplement.

         The base rate of interest for any floating rate securities will be based on a London interbank offered rate, commercial paper rates, Federal funds rates, United States government treasury securities rates, negotiable certificates of deposit rates or another rate set forth in the related prospectus supplement.

         A class of floating rate securities may also have either or both of the following (in each case expressed as a rate per annum):

         (1) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period; in addition to any maximum interest rate that may be applicable to any class of floating rate securities, the interest rate applicable to any class of floating rate securities will in no event be higher than the maximum rate permitted by applicable law; and

         (2) a minimum limitation, or floor, on the rate at which interest may accrue during any interest accrual period.

         Each Issuer issuing floating rate securities may appoint a calculation agent to calculate interest rates of each class of its floating rate securities. The related prospectus supplement will identify the calculation agent, if any, for each class of floating rate securities, which may be either the trustee or indenture trustee with respect to the Issuer. All determination of interest by a calculation agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of the floating rate securities.

         In connection with the issuance of any class of floating rate securities, the Issuer may enter into or arrange for one or more interest rate hedge transactions. The related prospectus supplement will include a description of:

         -        the material terms of any interest rate hedge transaction,

         -        the identity of any interest rate hedge counterparty,

         - any payments due to be paid by or to the Issuer or the trustee under any interest rate hedge transaction,

         - scheduled deposits in and withdrawals from any class subaccount of the Collection Account with respect to any interest rate hedge transaction,

         - the formula for calculating the floating rate of interest of any floating interest rate class and the formula for calculating the payment owed under any interest rate hedge transaction, and

         - the rights of noteholders or certificateholders with respect to any interest rate hedge transaction, including any right of termination of or amendment to the interest rate hedge agreement.

Ratings of the Securities

         It will be a condition to the issuance of each class of securities specified as being offered by the related prospectus supplement that each class of securities be rated in one of the four highest generic rating categories established for the securities by at least one nationally recognized statistical Rating Agency and receive the rating specified in the related prospectus supplement by at least one Rating Agency.

Revolving Period and Amortization Period

         If the applicable prospectus supplement so provides, there may be a period commencing on the date of issuance of a class or classes of notes or certificates of a series and ending on the date set forth in the applicable prospectus supplement during which no principal payments will be made to one or more classes of notes or certificates of the related series as are identified in such prospectus supplement (the "Revolving Period"). The Revolving Period may not be longer than one year from the date of issuance of a class or classes of notes or certificates of a series. During the Revolving Period, all collections of principal otherwise allocated to such classes of notes or certificates may be:

                  - utilized by the Issuer during the Revolving Period to acquire additional Collateral Certificates or Government Securities and Receivables which satisfy the criteria described under "The Receivables--General" in this prospectus and the criteria set forth in the applicable prospectus supplement;

                  - held in an account and invested in Eligible Investments for later distribution to securityholders;

                  - applied to those notes or certificates of the related series as then are in amortization, if any; or

                  - otherwise applied as specified in the applicable prospectus supplement.

         An "Amortization Period" is the period during which an amount of principal is payable to holders of a series of securities which, during the Revolving Period, were not entitled to such payments. If so specified in the applicable prospectus supplement, during an Amortization Period all or a portion of principal collections on the Primary Assets may be applied as specified above for a Revolving Period and, to the extent not so applied, will be distributed to the classes of notes or certificates. In addition, the applicable prospectus supplement will set forth the circumstances which will result in the commencement of an Amortization Period.

         Each Issuer which has a Revolving Period may also issue to the related seller a certificate evidencing a retained interest in the Issuer not represented by the other securities issued by such Issuer. As further described in the applicable prospectus supplement, the value of such retained interest will fluctuate as the amount of assets of such Issuer fluctuates and the amount of notes and certificates of the related series of securities outstanding is reduced. Each Issuer will issue only one series of notes and/or certificates, however, each series may contain one or more classes of notes and certificates. The terms of each class of securities will be fully disclosed in the applicable prospectus supplement for each series.

         If specified in the applicable prospectus supplement, the Issuer may issue securities from time to time and use the proceeds of this issuance to make principal payments with respect to other classes of securities of that series.

Book-Entry Registration

         If specified in the applicable prospectus supplement, securityholders may hold their securities through The Depository Trust Company ("DTC") in the United States or "Clearstream" or "Euroclear" in Europe, which in turn hold through DTC, if they are participants of those systems, or indirectly through organizations that are participants in those systems.

         DTC's nominee will be Cede & Co. ("Cede"), unless another nominee is specified in the applicable prospectus supplement. Accordingly, the nominee is expected to be the holder of record of any book-entry securities of any class or series. Unless and until Definitive Securities are issued under the limited circumstances described in this prospectus or in the related prospectus supplement, no securityholders will be entitled to receive a physical note or certificate representing its interest in a security. All references in this prospectus and in the related prospectus supplement to actions by securityholders refer to actions taken by DTC upon instructions from DTC participants. All references in this prospectus and in the related prospectus supplement to distributions, notices, reports and statements to securityholders of book-entry securities refer to distributions, notices, reports and statements to DTC or its nominee, as the registered holder of the applicable securities, for distribution to securityholders in accordance with DTC's procedures with respect to the securities. See "Certain Information Regarding the Securities--Definitive Securities" in this prospectus.

         Clearstream and Euroclear will hold omnibus positions on behalf of the Clearstream participants and the Euroclear participants, respectively, through customers' securities accounts in Clearstream's and Euroclear's names on the books of their respective depositories which in turn will hold those positions in customers' securities accounts in the depositories' names on the books of DTC.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for "DTC participants" and facilitate the clearance and settlement of securities transactions between participants through electronic book-entry changes in accounts of DTC participants, thereby eliminating the need for physical movement of certificates. DTC participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to "DTC indirect participants" such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly (DTE participants and DTC indirect participants, collectively, the "Participants").

         Transfers between DTC participants will occur in accordance with the rules, regulations and procedures creating and affecting DTC and its operations. Transfers between Clearstream participants and Euroclear participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC in the United States, on the one hand, and directly or indirectly through Clearstream participants or Euroclear participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. However, these cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in that system in accordance with its rules and procedures and within its established deadlines--European time. The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream participants and Euroclear participants may not deliver instructions directly to the respective depositories of Clearstream and Euroclear.

         Because of time-zone differences, credits or securities in Clearstream or Euroclear as a result of a transaction with a DTC participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and these credits or any transactions in these securities settled during the processing will be reported to the relevant Clearstream participant or Euroclear participant on that business day. Cash received in Clearstream or Euroclear as a result of sales of securities by or through a Clearstream participant or Euroclear participant to a DTC participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream or Euroclear cash account only as of the business day following settlement in DTC.

         A securityholder, as used in this prospectus, means a holder of a beneficial interest in a book-entry security. Unless otherwise provided in the related prospectus supplement, securityholders that are not DTC participants or DTC indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interest in, securities may do so only through DTC participants and DTC indirect participants. In addition, securityholders will receive all distributions of principal of and interest on securities from the applicable trustee or indenture trustee, through the DTC participants, who in turn will receive them from DTC.

         Under a book-entry format, security owners may experience some delay in their receipt of payments, since these payments will be forwarded by the applicable trustee or indenture trustee to Cede, as nominee for DTC. DTC will forward these payments to DTC participants which will then forward them to DTC indirect participants or security owners. We anticipate that the only "noteholder" and "certificateholder" will be Cede, as nominee of DTC.

Securityholders will not be recognized by the applicable trustee or indenture trustee as noteholders or certificateholders, as these terms are used in the trust agreement and the indenture. Securityholders will only be permitted to exercise the rights of securityholders indirectly through DTC, Clearstream or Euroclear and their respective participants or organizations.

         Under the rules and procedures administered by DTC, DTC is required to make book-entry transfers of securities among DTC participants on whose behalf it acts with respect to the securities and to receive and transmit distributions of principal of, and interest on, the securities. DTC participants and DTC indirect participants with which security owners have accounts with respect to the securities similarly are required to make book-entry transfers and receive and transmit those payments on behalf of their respective security owners. Accordingly, although security owners will not physically possess securities, the DTC rules provide a mechanism by which DTC participants will receive payments and will be able to transfer their interests.

         Because DTC can only act on behalf of DTC participants, who in turn act on behalf of DTC indirect participants and certain banks, the ability of a security owners to pledge securities to persons or entities that do not participate in the DTC system, or to otherwise act with respect to those securities, may be limited due to the lack of physical notes or certificates for those securities.

         DTC has advised the Company that it will take any action permitted to be taken by a security owners under the Indenture, Trust Agreement or Pooling and Servicing Agreement, applicable, only at the direction of one or more DTC participants to whose accounts with DTC the applicable notes or certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that those actions are taken on behalf of DTC participants whose holdings include those undivided interests.

         Clearstream is incorporated under the laws of Luxembourg as a professional depository. Clearstream holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Clearstream participants through electronic book-entry changes in accounts of Clearstream participants, thereby eliminating the need for physical movements of certificates. Transactions may be settled by Clearstream in any of 28 currencies, including United States dollars.

         Clearstream provides to its Clearstream participants, among other things:

         (1) services for safekeeping, administration, clearance and settlement of internationally traded securities; and

         (2)      securities lending and borrowing.

         Clearstream interfaces with domestic markets in several countries. As a professional depository, Clearstream is subject to regulations by the Luxembourg Monetary Institute. Clearstream participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the underwriter of any series. Indirect access to Clearstream is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream participant, either directly or indirectly.

         The Euroclear system was created in 1968 to hold securities for participants of Euroclear and to clear and settle transactions between Euroclear participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 27 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangement for cross-market transfers with DTC described above. Euroclear is operated by the Euroclear Operator, under contract with Euroclear Clearance Systems S.C. or the Clearance Cooperative, a Belgian co-operative corporation. All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Clearance Cooperative. The Clearance Cooperative establishes policy for Euroclear on behalf of Euroclear participants. Euroclear participants include banks, including central banks, securities brokers and dealers and other professional financial intermediaries and may include the underwriter of any series. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the terms and conditions governing use of Euroclear and the related Operating Procedures of Euroclear and applicable Belgian law. These terms and conditions govern transfers of securities and cash within Euroclear, withdrawal of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear Operator acts under the aforementioned terms and conditions only on behalf of Euroclear participants and has no record of or relationship with persons holding through Euroclear participants.

         Distributions with respect to securities held through Clearstream or Euroclear will be credited to the cash accounts of Clearstream participants or Euroclear participants in accordance with the relevant system's rules and procedures, to the extent received by its depositary. These distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Clearstream or the Euroclear Operator will take any other action permitted to be taken by a securityholder under the related indenture or trust agreement on behalf of a Clearstream participant or a Euroclear participant only in accordance with its relevant rules and procedures and subject to its depositary's ability to effect these actions on its behalf through DTC.

         DTC, Clearstream and Euroclear have agreed to the procedures described above in order to facilitate transfers of certificates among participants of DTC, Clearstream and Euroclear. However, they are under no obligation to perform or continue to perform these procedures, and they may discontinue these procedures at any time.

         Except as required by law, neither the underwriter, the trustee nor the indenture trustee, as applicable, will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the securities of any series held by DTC, Clearstream or Euroclear or for maintaining, supervising or reviewing any records relating to these beneficial ownership interests.

Global Clearance, Settlement and Tax Documentation Procedures

         In most circumstances, the securities offered by the related prospectus supplement will be issued only as global securities which are registered and held by a depository. Securityholders of the global securities may hold their global securities through any of DTC, Clearstream or Euroclear. The global securities will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

         Secondary market trading between investors holding global securities through Clearstream and Euroclear will be conducted in the ordinary way under their normal rules and operating procedures and under conventional eurobond practice, which is seven calendar day settlement.

         Secondary market trading between investors holding global securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

         Secondary cross-market trading between Clearstream or Euroclear and DTC participants holding global securities will be effected on a delivery-against-payment basis through the respective depositories of Clearstream and Euroclear and the DTC participants.

         Non-U.S. Holders of global securities may have to pay U.S. withholding taxes unless the holders meet the requirements for exemption from the tax and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

         Initial Settlement. All global securities will be held in book-entry form by DTC in the name of Cede, as nominee of DTC. Securityholders' interests in the global securities will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC. As a result, Clearstream and Euroclear will hold positions on behalf of their participants through their respective depositories, which in turn will hold their positions in accounts as DTC participants.

         Securityholders electing to hold their global securities through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. Securityholder securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

         Securityholders electing to hold their global securities through Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

         Secondary Market Trading. Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants. Secondary market trading between DTC participants will be settled using the procedures applicable to U.S. corporate debt obligations in same-day funds.

         Trading between Clearstream and/or Euroclear Participants. Secondary market trading between Clearstream participants of Euroclear participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

         Trading Between DTC Seller and Clearstream or Euroclear Purchaser. When global securities are to be transferred from the account of a DTC participant to the account of a Clearstream participant or a Euroclear participant, the purchaser will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day before settlement. Clearstream or Euroclear will instruct the respective depositary, as the case may be, to receive the global securities against payment. Payment will include interest accrued on the global securities from and including the last coupon payment date or distribution date, as the case may be, to and excluding the settlement date. Payment or distribution will then be made by the respective depositary to the DTC participant's account against delivery of the global securities. After settlement has been completed, the global securities will be credited to the respective clearing system and by the clearing system, under its usual procedures, to the Clearstream participant's or Euroclear participant's account. The global securities credit will appear the next day accounting for European time, and the cash debit will be back-valued to, and interest on the global securities will accrue from, the value date. The value date would be the day before the day that settlement occurred in New York. If the trade fails and settlement is not completed on the intended value date, the Clearstream or Euroclear cash debit will be valued instead on the actual settlement date.

         Clearstream participants and Euroclear participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the global securities are credited to their accounts one day later.

         As an alternative, if Clearstream or Euroclear has extended a line of credit to them, Clearstream participants or Euroclear participants can elect not to pre-position funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream participants or Euroclear participants purchasing global securities would incur overdraft charges for one day, assuming they cleared the overdraft when the global securities were credited to their accounts. However, interest on the global securities would accrue from the value date. Therefore, in many cases the investment income on the global securities earned during that one-day period may substantially reduce or offset the amount of the overdraft charges, although this result will depend on each Clearstream participant's or Euroclear participant's particular cost of funds.

         Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending global securities to the respective depositary for the benefit of Clearstream participants or Euroclear participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between DTC participants.

         Trading between Clearstream or Euroclear seller and DTC purchaser. Due to time zone differences in their favor, Clearstream participants and Euroclear participants may employ their customary procedures for transactions in which global securities are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The Company will send instructions to Clearstream or Euroclear through a Clearstream participant or Euroclear participant at least one business day before settlement. In these cases, Clearstream or Euroclear will instruct the respective depositary, as appropriate, to deliver the bonds to the DTC participant's account against payment. Payment will include interest accrued on the global securities from and including the last payment date or distribution date, as the case may be, to and excluding the settlement date. The payment or distribution will then be reflected in the account of the Clearstream participant or Euroclear participant the following day, and receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would be back-valued to the value date. The value date would be the day before the day that settlement occurred in New York. Should the Clearstream participant or Euroclear participant have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over that one-day period. If the trade fails and settlement is not completed on the intended value date, receipt of the cash proceeds in the Clearstream participant's or Euroclear participant's account would instead be valued on the actual settlement date. Finally, day traders that use Clearstream or Euroclear and that purchase global securities from DTC participants for delivery to Clearstream participants or Euroclear participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

         (1) borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or Euroclear accounts, under the clearing system's customary procedures;

         (2) borrowing the global securities in the U.S. from a DTC participant no later than one day prior to settlement which would give the global securities sufficient time to be reflected in their Clearstream or Euroclear account in order to settle the sale side of the trade; or

         (3) staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day before the value date for the sale to the Clearstream participant or Euroclear participant.

         U.S. Federal Income Tax Documentation Requirements. A beneficial owner of global securities holding securities through Clearstream or Euroclear, or through DTC if the holder has an address outside the U.S., will be required to pay the 30% U.S. withholding tax that generally applies to payments of interest, including original issue discount ("OID"), on registered debt issued by U.S. Persons, unless:

         (1) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between that beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements; and

         (2) that beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate.

         Exemption for non-U.S. Persons (Form W-8BEN). Beneficial owners of global securities that are non-U.S. Persons can generally obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding). If the information shown on Form W-8 BEN changes, a new Form W-8BEN must be filed within 30 days of that change.

         Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Persons Claim for Exemption from Withholding on Income Effectively Connected with the Conduct or Trade or Business in the United States).

         Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W-8BEN). Non-U.S. Persons that are beneficial owners of global securities residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate, depending on the treaty terms, by filing Form W-8BEN.

         Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

         U.S. Federal Income Tax Reporting Procedure. The beneficial owner of a global security files by submitting the appropriate form to the person through whom it holds the security, or to the clearing agency, in the case of persons holding directly on the books of the clearing agency. A Form W-8BEN, if furnished with a taxpayer identification number ("TIN"), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect. A Form W-8BEN, if furnished without a TIN, and a new Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

         The term "U.S. Person" means:

         (1)      a citizen or resident of the United States;

         (2) a corporation or partnership organized in or under the laws of the United States or any political subdivision of the United States;

         (3) an estate, the income of which is includible in gross income for United States Tax purposes, regardless of its source; or

         (4) a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

         This summary does not deal with all aspects of U.S. federal income tax withholding that may be relevant to foreign holders of the global securities. Securityholders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the global securities.

Definitive Securities

         If so stated in the related prospectus supplement, the notes and/or certificates of a given series will be issued in fully registered, certificated form ("Definitive Notes" and "Definitive Certificates", respectively, and, collectively, "Definitive Securities") to noteholders or certificateholders or their respective nominees, rather than to DTC or its nominee, only if:

         (1) the related trustee of a grantor trust or the related indenture trustee in the case of an owner trust or LLC, as applicable, determines that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the related securities and the trustee or indenture trustee, as applicable, is unable to locate a qualified successor;

         (2) the indenture trustee or trustee, as applicable, elects, at its option, to terminate the book-entry system through DTC; or

         (3) after the occurrence of an Event of Default or Servicer Default, Security Owners representing the requisite percentage as specified in the related prospectus supplement of the outstanding principal amount of the notes or certificates, as applicable, of the series, advise the related indenture trustee or trustee through DTC that the continuation of a book-entry system through DTC, or a successor to DTC, is no longer in the best interests of the related Security Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, the related trustee or indenture trustee, as applicable, will be required to notify the related Security Owners, through Participants, of the availability of Definitive Securities. Upon surrender by DTC of the certificates representing all securities of any affected class and the receipt of instructions for re-registration, the Issuer will issue Definitive Securities to the related Security Owners. Distributions on the related Definitive Securities will subsequently be made by the related trustee or indenture trustee, as applicable, directly to the holders in whose name the related Definitive Securities are registered at the close of business on the applicable record date, in accordance with the procedures set forth in this prospectus and in the related Indenture or the related Trust Agreement or Pooling and Servicing Agreement, as applicable. Payments or distributions, as the case may be, will be made by check mailed to the address of the holders as they appear on the register specified in the related Indenture, Trust Agreement or Pooling and Servicing Agreement. The final payment on any securities, whether Definitive Securities or securities registered in the name of a Depository or its nominee, will be made only upon presentation and surrender of the securities at the office or agency as specified in the notice of final payment or distribution, as the case may be, to securityholders.

         Definitive Securities will be transferable and exchangeable at the offices of the related trustee or indenture trustee, or any security registrar appointed by the related trustee or the indenture trustee, as applicable. No service charge will be imposed for any registration of transfer or exchange, but the trustee or indenture trustee may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection with a registration of transfer or exchange.

Statements to Securityholders

         With respect to each series of securities, on or prior to each payment date or distribution date, as the case may be, the related servicer will prepare and forward to the related trustee or indenture trustee to be included with the payment or distribution, as the case may be, to each securityholder of record a statement setting forth for the related Collection Period the following information, and any other information specified in the related prospectus supplement:

         (1) the amount of the payment or distribution, as the case may be, allocable to principal of each class of securities of the series;

         (2) the amount of the payment or distribution, as the case may be, allocable to interest on each class of securities of the series;

         (3) if applicable, the amount of the Servicing Fee paid to the related servicer with respect to the related Collection Period;

         (4) the aggregate outstanding principal balance for each class of notes, if any, and the certificate balance for each class of certificates of the series as of the related record date;

         (5) the Note Pool Factor for each class of notes, if any and the Certificate Pool Factor for each class of certificates of the series as of the related record date;

         (6) the balance of any Reserve Account or other form of credit or cash flow enhancement, after giving effect to any additions to the amount on deposit in the Reserve Account or available under any credit or cash flow enhancement withdrawals from or reductions to the amount on deposit in the Reserve Account or available under any credit or cash flow enhancement to occur on the following payment date or distribution date, as the case may be; and

         (7) the aggregate amount of realized losses, if any, in respect of Receivables and any other loss, delinquency or other ratios set forth in the related prospectus supplement for the related Collection Period.

         Items (1), (2) and (4) above with respect to the notes or certificates of a series will be expressed as a dollar amount per $1,000 of initial principal balance of the notes or the initial certificate balance of the certificates, as applicable.

         In addition, within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of each issuance, the related trustee or indenture trustee, as applicable, will mail to each person who at any time during the related calendar year shall have been a registered securityholder a statement containing information for the purposes of the securityholder's preparation of federal income tax returns. See "Material Federal Income Tax Consequences" in this prospectus.

List of Securityholders

         The related prospectus supplement will specify the number or requisite percentage of the aggregate outstanding principal balance of the notes of the series who may, by written request to the related indenture trustee, obtain access to the list of all noteholders maintained by the indenture trustee for the purpose of communicating with other noteholders with respect to their rights under the related Indenture or under the notes. The indenture trustee may elect not to afford the requesting noteholders access to the list of noteholders if it agrees to mail the desired communication or proxy, on behalf of and at the expense of the requesting noteholders, to all noteholders of the series.

         The related prospectus supplement will specify the number or requisite percentage of the certificate balance of the certificates who may, by written request to the related trustee, obtain access to the list of all certificateholders maintained by the trustee for the purpose of communicating with other certificateholders with respect to their rights under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, or under the certificates.

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following summary describes the material provisions, in each case, to the extent anticipated to be common to any series of securities, of:

         (1) each receivables purchase agreement (a "Receivables Purchase Agreement") pursuant to which a seller, the originator or an affiliate of the originator will transfer Receivables to the Company;

         (2) each Trust Agreement or Pooling and Servicing Agreement pursuant to which a Trust will be created, certificates will be issued, and the servicer will service Receivables in the case of a grantor trust;

         (3) each Sale and Servicing Agreement pursuant to which the Company will transfer Receivables to an Issuer and the servicer will service Receivables, in the case of an owner trust or an LLC;

         (4) in the case of securities backed by Collateral Certificates or Government Securities, each agreement pursuant to which the Collateral Certificates or Government Securities will be sold or transferred to the Issuer and a trustee will manage the Collateral Certificates or Government Securities; or

         (5) each administration agreement pursuant to which the seller or another party specified in the prospectus supplement will undertake specified administrative duties with respect to an Issuer

(collectively, the "Transfer and Servicing Agreements").

         The following summary does not purport to be a complete description of all of the terms of the Transfer and Servicing Agreements and therefore is subject to, and is qualified in its entirety by reference to, the provisions of the related Transfer and Servicing Agreement.

Sale and Assignment of the Primary Assets

         In the case of Primary Assets consisting of Receivables, on or prior to the related closing date, a seller will transfer and assign to the Company, pursuant to a Receivables Purchase Agreement, without recourse, all of its right, title and interest in and to Receivables in the outstanding principal amount specified in the related prospectus supplement, including its security interests in the related Financed Vehicles. Each Receivable will be identified in a schedule appearing as an exhibit to the related Receivables Purchase Agreement (the "Schedule of Receivables").

         On the related closing date, the Company will transfer and assign to the Issuer, pursuant to a Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, without recourse, all of its right, title and interest in and to Primary Assets in the outstanding principal amount specified in the related prospectus supplement. Concurrently with the transfer and assignment of Primary Assets to the related Issuer, the related trustee or indenture trustee, as applicable, will execute, authenticate and deliver the related securities.

         On each closing date as more fully described in each prospectus supplement, either the seller, in the Receivables Purchase Agreement, or the servicer in the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will represent and warrant, among other things, that:

         (1) the information set forth in the Schedule of Receivables is correct in all material respects as of the applicable cutoff date;

         (2) the obligor on each Receivable is contractually required to maintain physical damage insurance covering the related Financed Vehicle in accordance with the servicer's normal requirements;

         (3) on the closing date, the Receivables are free and clear of all security interests, liens, charges and encumbrances, and no offsets, defenses or counterclaims have been asserted or threatened;

         (4) at the closing date, each of the Receivables is secured by a perfected, first-priority security interest in the related Financed Vehicle in favor of the seller;

         (5) each Receivable, at the time it was originated, complied and, on the closing date complies, in all material respects with applicable federal and state laws, including, without limitation, consumer credit, truth-in-lending, equal credit opportunity and disclosure laws; and

         (6) any other representations and warranties that may be set forth in the related prospectus supplement.

         Pursuant to the terms of the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, the Company will assign to the related Issuer all of the representations and warranties made by the seller under the related Receivables Purchase Agreement for the benefit of the related securityholders and will make limited representations and warranties with respect to other Primary Assets of the Issuer. To the extent that the seller or the servicer does not repurchase a Primary Asset in the event of a breach of its representations and warranties with respect to the Primary Asset, the Company will not be required to repurchase that Primary Asset. The seller will not have any other obligation with respect to the Primary Assets or the securities.

         To the extent specified in the related prospectus supplement, following the discovery by or notice to the seller or the servicer of any breach of a representation and warranty of the seller or the servicer that materially and adversely affects the interests of the related Issuer in any Primary Asset, the seller will be obligated to repurchase or the servicer will be obligated to purchase the Primary Asset, unless the seller or the servicer, as applicable, cures the breach in a timely fashion. The purchase price for any of these Primary Assets will generally be equal to the unpaid principal balance owed by the obligor on the Primary Asset, plus accrued and unpaid interest on the unpaid principal balance at the applicable contract rate to the last day of the month of repurchase (the "Repurchase Amount"). This repurchase obligation will constitute the sole remedy available to the securityholders, the related trustee and any related indenture trustee for any uncured breach.

Accounts

         With respect to each Issuer that is an owner trust or an LLC, the servicer will establish and maintain with the related indenture trustee, or the trustee will establish and maintain, (1) one or more accounts, on behalf of the related securityholders, into which all payments made on or in respect of the related Primary Assets will be deposited (the "Collection Account") and (2) an account, in the name of the indenture trustee on behalf of the noteholders, into which amounts released from the Collection Account and any Reserve Account or other form of credit or cash flow enhancement for payment to the noteholders will be deposited and from which all distributions to the noteholders will be made (the "Note Distribution Account"). With respect to each Issuer, the servicer or the related trustee will establish and maintain an account, in the name of the trustee on behalf of the certificateholders, into which amounts released from the Collection

Account and any Reserve Account or other form of credit or cash flow enhancement for distribution to the certificateholders will be deposited and from which all distributions to the certificateholders will be made (the "Certificate Distribution Account"). With respect to any grantor trust, the servicer or the related trustee will also establish and maintain the Collection Account and any other account in the name of the related trustee on behalf of the related certificateholders.

         If so provided in the related prospectus supplement, the servicer will establish for each series of securities an additional account (the "Payahead Account"), in the name of the related indenture trustee, in the case of an owner trust or an LLC, or trustee, in the case of a grantor trust, into which, to the extent required in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, early payments made by or on behalf of obligors on Precomputed Receivables will be deposited until the time these payments become due. Any other accounts to be established with respect to an Issuer will be described in the related prospectus supplement.

         For each series of securities, funds in the Collection Account, Note Distribution Account, Certificate Distribution Account and any Reserve Account or other accounts identified in the related prospectus supplement (collectively, the "Accounts") will be invested as provided in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, in Eligible Investments. "Eligible Investments" will generally be limited to investments acceptable to the Rating Agencies as being consistent with the rating of the related securities. Eligible Investments will generally be limited to obligations or securities that mature on or before the date of the next scheduled payment or distribution to securityholders of the series. To the extent provided in the related prospectus supplement, investment earnings on funds deposited in the Accounts, net of losses and investment expenses (collectively, "Investment Earnings"), will be deposited in the applicable Collection Account on each payment date or distribution date, as the case may be.

         The Accounts will be maintained as Eligible Deposit Accounts. "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of an institution organized under the laws of the United States of America or any one of the states of the United States of America or the District of Columbia, or any domestic branch of a foreign bank, having corporate trust powers and acting as trustee for funds deposited in the account, so long as any of the securities of the institution have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade. "Eligible Institution" means, with respect to an Issuer, (a) the corporate trust department of the related indenture trustee or trustee, as applicable, or (b) an institution organized under the laws of the United States of America or any one of the states of the United States of America or the District of Columbia, or any domestic branch of a foreign bank,
(1) that has either (A) a long-term unsecured debt rating acceptable to the Rating Agencies or (B) a short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (2) whose deposits are insured by the FDIC.

Pre-Funding

         If so specified in the related prospectus supplement, a portion of the issuance proceeds of the securities of a particular series (this amount, the "Pre-Funded Amount") may be deposited in an account (the "Pre-Funding Account") to be established with the indenture trustee in the case of an Issuer that is an owner trust or an LLC, and the trustee, in the case of an Issuer that is a grantor trust, which will be used to acquire additional Primary Assets from time to time during the time period specified in the related prospectus supplement (the "Pre-Funding Period"). Prior to the investment of the Pre-Funded Amount in additional Primary Assets, the Pre-Funded Amount may be invested in one or more Eligible Investments.

         During any Pre-Funding Period, the seller or any other party specified in the related prospectus supplement will be obligated, subject only to the availability of additional Primary Assets, to transfer to the related Issuer additional Primary Assets from time to time during the related Pre-Funding Period. Additional Primary Assets will be required to satisfy specific eligibility criteria more fully set forth in the related prospectus supplement, which eligibility criteria will be consistent with the eligibility criteria of the Receivables and other Primary Assets, as applicable, included in the property of the Issuer as of the closing date subject to exceptions as are expressly stated in the related prospectus supplement.

         Although the specific parameters of the Pre-Funding Account with respect to any issuance of securities will be specified in the related prospectus supplement, it is anticipated that generally:

         (1) the Pre-Funding Period will not exceed one year from the related closing date;

         (2) that the additional loans to be acquired during the Pre-Funding Period will be subject to the same representations and warranties as the Primary Assets included in the related Trust Fund on the closing date, although additional criteria may also be required to be satisfied, as described in the related prospectus supplement; and

         (3) the Pre-Funded Amount will not exceed 50% of the principal amount of the securities issued pursuant to a particular offering.

Servicing Procedures

         To assure uniform quality in servicing the Receivables and to reduce administrative costs, each Issuer will designate the related servicer as custodian (except as may be set forth in the related prospectus supplement) to maintain possession, as the Issuer's agent, of the related Receivables and any other documents relating to the Receivables. The seller's and the servicer's accounting records and computer systems will be marked to reflect the sale and assignment of the related Receivables to each Issuer, and UCC financing statements reflecting the sale and assignment will be filed.

         The servicer will make reasonable efforts to collect all payments due with respect to the Receivables and will, consistent with the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, follow the collection procedures as it follows with respect to comparable Receivables it services for itself and others. The prospectus supplement may specify that the servicer may, in its discretion, arrange with the obligor on a Receivable to extend or modify the payment schedule, but no arrangement will, if inconsistent with its normal procedures, for purposes of any Sale and Servicing Agreement or Pooling and Servicing Agreement, reduce the contract rate of, the amount of the scheduled payments under, or extend the final payment date of, any Receivable beyond the date specified with respect to any receivables pool in the related prospectus supplement. Some arrangements may result in the servicer purchasing the Receivables for the Repurchase Amount, while others may result in the servicer making Advances. The servicer may sell the related Financed Vehicle securing any Receivable at a public or private sale, or take any other action permitted by applicable law. See "Certain Legal Aspects of the Receivables" in this prospectus.

Collections

         With respect to each Issuer, the servicer or the trustee will deposit all payments on the related Primary Assets, from whatever source, and all proceeds of the related Primary Assets, collected during the period specified in the related prospectus supplement (a "Collection Period") into the related Collection Account within the period specified in the related prospectus supplement. However, notwithstanding the foregoing, these amounts may be remitted to the Collection Account by the servicer on a monthly basis on or prior to the applicable payment date or distribution date, as the case may be, if no Servicer Default exists and each other condition to making deposits less frequently than daily as may be specified by the Rating Agencies or set forth in the related prospectus supplement is satisfied. Pending deposit into the Collection Account, the collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from its own funds. If the servicer were unable to remit the funds to the Collection Account on any payment date or distribution date, as the case may be, securityholders might incur a loss. To the extent set forth in the related prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related Issuer to secure timely remittances of collections on the related Primary Assets and payment of the aggregate Repurchase Amount with respect to Primary Assets repurchased by the servicer.

         Collections on a Precomputed Receivable during any Collection Period will be applied first to the repayment of any outstanding Precomputed Advances made by the servicer with respect to the Receivable, as described below, and then to the scheduled monthly payment due on the Receivable. If so provided in the related prospectus supplement, any portion of the collections remaining after the scheduled monthly payment has been made (these excess amounts, the "Payaheads") will, unless the remaining amount is sufficient to prepay the Precomputed Receivable in full, and subject to limitations which, if applicable, will be specified in the related prospectus supplement, be transferred to and kept in the Payahead Account until a later payment date or distribution date on which the Payaheads may be applied either to the scheduled payment due during the related Collection Period or to prepay the Receivable in full.

Advances

         If specified in the related prospectus supplement, to the extent the collections of interest and principal on a Precomputed Receivable for a Collection Period fall short of the related scheduled payment, the servicer generally will advance the shortfall (a "Precomputed Advance"). Generally the servicer will be obligated to make a Precomputed Advance on a Precomputed Receivable only to the extent that the servicer, in its sole discretion, expects to recoup the Precomputed Advance from subsequent collections or recoveries on the Receivable or other Precomputed Receivables in the related receivables pool. The servicer will deposit the Precomputed Advance in the applicable Collection Account on or before the business day preceding the applicable payment date or distribution date, as the case may be. Generally the servicer will recoup its Precomputed Advance from subsequent payments by or on behalf of the related obligor or from insurance or liquidation proceeds with respect to the related Receivable and will release its right to reimbursement in conjunction with its purchase of the Receivable as servicer or, upon determining that reimbursement from the preceding sources is unlikely, will recoup its Precomputed Advance from subsequent collections.

         If specified in the related prospectus supplement, on or before the business day prior to each payment date or distribution date, as the case may be, the servicer will deposit into the related Collection Account an amount equal to the amount of interest that would have been due on the related Simple Interest Receivables at their respective contract rates for the related Collection Period, assuming that the Simple Interest Receivables are paid on their respective due dates, minus the amount of interest actually received on the Simple Interest Receivables during the applicable Collection Period (a "Simple Interest Advance", and together with Precomputed Advances, "Advances"). If the calculation results in a negative number, an amount equal to the amount shall be paid to the servicer in reimbursement of outstanding Simple Interest Advances. In addition, if so specified in the related prospectus supplement, if a Simple Interest Receivable becomes a Liquidated Receivable (as the term is defined in the related prospectus supplement), the amount of accrued and unpaid interest on the Simple Interest Receivable that became a Liquidated Receivable, but not including interest for the then current Collection Period, will be withdrawn from the Collection Account and paid to the servicer in reimbursement of outstanding Simple Interest Advances. No advances of principal will be made with respect to Simple Interest Receivables.

Net Deposits

         For administrative convenience, to the extent provided in the related prospectus supplement the servicer or the trustee may be permitted to make deposits of collections, aggregate Advances and Repurchase Amounts for any Issuer for or in respect of each Collection Period net of distributions to be made to the servicer with respect to the Collection Period.

Servicing Compensation and Payment of Expenses

         To the extent provided in the related prospectus supplement, with respect to each Issuer the related servicer will be entitled to receive, out of interest collected on or in respect of the related Primary Assets serviced by the servicer, a fee for each Collection Period (the "Servicing Fee") in an amount equal to the percentage per annum specified in the related prospectus supplement (the "Servicing Fee Rate") of the Pool Balance related to the Primary Assets as of the first day of the related Collection Period. To the extent provided in the related prospectus supplement, the Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior Payment Dates or Distribution Dates, will be paid solely to the extent of the Interest Distribution Amount (as defined in the related prospectus supplement).

         To the extent provided in the related prospectus supplement, the servicer will also collect and retain any late fees, prepayment charges and other administrative fees or similar charges allowed by applicable law with respect to Receivables and will be entitled to reimbursement from each Issuer for some liabilities. Payments by or on behalf of obligors will be allocated to scheduled payments under the related Receivable and late fees and other charges in accordance with the servicer's normal practices and procedures.

         If applicable, the Servicing Fee will compensate the servicer for performing the functions of a third party servicer of retail motor vehicle receivables as an agent for the related Issuer, including collecting and posting all payments, responding to inquiries of obligors on the Receivables, investigating delinquencies, sending payment statements and reporting the collateral. The Servicing Fee may also reimburse the servicer for particular taxes, the fees of the related indenture trustee and/or trustee, accounting fees, outside auditor fees, date processing cost and other costs incurred in connection with administering the Receivables.

Distributions

         With respect to each series of securities, beginning on the payment date or distribution date, as the case may be, specified in the related prospectus supplement, distributions of principal and interest, or, where applicable, principal only or interest only, on each class of securities entitled to these distributions will be made by the related trustee or indenture trustee, as applicable, to the certificateholders and noteholders of the series. The timing, calculation, allocation, order, source and priorities of, and requirements for, all payments to the holders of each class of notes and/or distributions to holders of each class of certificates will be set forth in the related prospectus supplement.

         With respect to each Issuer, on each payment date or distribution date, as the case may be, collections on or in respect of the related Primary Assets will be transferred from the Collection Account to the Note Distribution Account or Certificate Distribution Account, as applicable, for payment or distribution to the noteholders and certificateholders to the extent provided in the related prospectus supplement. Credit or cash flow enhancement, such as a Reserve Account, will be available to cover shortfalls in the amount available for payment or distribution on the date to the extent specified in the related prospectus supplement. As and to the extent described in the related prospectus supplement, payments or distributions in respect of principal of a class of securities of a series may be subordinate to payments or distributions in respect of interest on the class, and distributions in respect of one or more classes of certificates of the series may be subordinate to payments in respect of the notes, if any, of the series or other classes of certificates. Payments or distributions of principal on the securities of a series may be based on the amount of principal collected or due, or the amount of realized losses incurred, in a Collection Period.

Credit and Cash Flow Enhancement

         The amounts and types of any credit and cash flow enhancement arrangements and the provider of the credit and cash flow enhancement arrangements, if applicable, with respect to each class of securities of a series will be set forth in the related prospectus supplement. To the extent provided in the related prospectus supplement, credit or cash flow enhancement may be in the form of subordination of one or more classes of securities, Reserve Accounts, spread accounts, letters of credit, surety bonds, insurance policies, over-collateralization, credit or liquidity facilities, guaranteed investment contracts, hedges or other interest rate protection agreements, repurchase obligations, other agreements with respect to third party payments or other support, cash deposits, or any other arrangements that are incidental to or related to the

Primary Assets held by an Issuer as may be described in the related prospectus supplement, or any combination of the foregoing. If specified in the related prospectus supplement, credit or cash flow or credit enhancement for a class of securities may cover one or more other classes of securities of the same series, and credit or cash flow enhancement for a series of securities may cover one or more other series of securities.

         The existence of a Reserve Account or other form of credit or cash flow enhancement for the benefit of any class or series of securities is intended to enhance the likelihood of receipt by the securityholders of the class or series of the full amount of principal and interest due on the applicable class or series and to decrease the likelihood that the securityholders will experience losses. The credit or cash flow enhancement for a class or series of securities will not, as a general rule, provide protection against all types of loss and will not guarantee repayment of all principal and interest on a class or series of securities. If shortfalls in collections occur which exceed the amount covered by credit or cash flow enhancement or which are not covered by the credit or cash flow enhancement, securityholders will bear their allocable share of these shortfalls in collections, as described in the related prospectus supplement. In addition, if a form of credit or cash flow enhancement covers more than one series of securities, securityholders of any series will be subject to the risk that credit or cash flow enhancement may be exhausted by the claims of securityholders of other series.

         Reserve Account. If so provided in the related prospectus supplement, pursuant to the related Transfer and Servicing Agreement, the seller will establish for a series or class or classes of securities an account (the "Reserve Account"), which will be maintained with the related indenture trustee or trustee, as applicable. A Reserve Account may be funded by an initial deposit by the seller, as applicable, on the closing date in the amount set forth in the related prospectus supplement. As further described in the related prospectus supplement, the amount on deposit in the Reserve Account may be increased or reinstated on each payment date or distribution date, as the case may be, to the extent described in the related prospectus supplement, by the deposit therein of amounts from collections on the Primary Assets. The related prospectus supplement will describe the circumstances under which and the manner in which distributions may be made out of the Reserve Account, either to holders of the securities covered by the Reserve Account or to the seller or to any other entity designated by the seller.

Evidence as to Compliance

         As provided in the related prospectus supplement, each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will generally provide that a firm of independent public accountants will furnish annually to the related Issuer and indenture trustee and/or trustee a statement as to compliance by the servicer during the preceding twelve months, or, in the case of the first statement, during a shorter period that shall have elapsed since the applicable closing date, with particular standards relating to the servicing of the Receivables, the servicer's accounting records and computer files with respect to the servicer's compliance and other matters.

         Each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will also provide for delivery to the related Issuer and indenture trustee and/or trustee each year of a certificate signed by an officer of the servicer stating that the servicer has fulfilled it obligations under the related Sale and Servicing Agreement or Pooling and Servicing

Agreement, as applicable, throughout the preceding twelve months, or, in the case of the first certificate, during a shorter period that shall have elapsed since the applicable closing date, or, if there has been a default in the fulfillment of any obligation, describing each default. The servicer will agree to give each indenture trustee and/or trustee, as applicable, notice of particular Servicer Defaults under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

         Copies of the foregoing statements and certificates may be obtained by securityholders by a request in writing addressed to the related trustee or indenture trustee, as applicable, at the corporate trust office for the trustee or indenture trustee specified in the related prospectus supplement.

Statements to Trustees and the Issuer

         Prior to each payment date or distribution date, as the case may be, with respect to each series of securities, the servicer will provide to the applicable indenture trustee, if any, and the applicable trustee as of the close of business on the last day of the preceding Collection Period a statement setting forth substantially the same information as is required to be provided in the periodic reports provided to securityholders of the series as described under "Certain Information Regarding the Securities--Statements to Securityholders" in this prospectus.

Description of the Administration Agreement

         The servicer or another party specified in the related prospectus supplement, in its capacity as administrator, may enter into an administration agreement, which may be amended and supplemented from time to time, with the Issuer and the related indenture trustee pursuant to which the administrator will agree, to the extent provided in the administration agreement, to provide the notices and to perform other administrative obligations on behalf of the Issuer required by the related indenture and the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable. With respect to any Issuer, as compensation for the performance of the administrator's obligations under the applicable administration agreement and as reimbursement for its expenses related thereto, the administrator will be entitled to a monthly administration fee if so provided in the related prospectus supplement.

                     CERTAIN MATTERS REGARDING THE SERVICER

         Each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will provide that the servicer may not resign from its obligations and duties as servicer under the applicable Sale and Servicing or Pooling and Servicing Agreement, except upon determination that the servicer's performance of his duties is no longer permissible under applicable law or if resignation is required by regulatory authorities. No resignation will become effective until the related indenture trustee or trustee, as applicable, or a successor servicer has assumed the servicing obligations and duties under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

         Each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will further provide that neither the servicer nor any of its directors, officers, employees and agents will be under any liability to the related Issuer or securityholders for taking any action or for refraining from taking any action pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, or for errors in judgment; provided, that neither the servicer nor any person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of the servicer's duties or by reason of reckless disregard of its obligations and duties under the applicable Agreement.

         Under the circumstances specified in each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, any entity into which the servicer may be merged or consolidated, or any entity resulting from any merger or consolidation to which the servicer is a party, or any entity succeeding to all or substantially all of the business of the servicer, or any corporation which assumes the obligations of the servicer, will be the successor to the servicer under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

Servicer Defaults

         As specified in the related prospectus supplement, a "Servicer Default" under each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, will generally (subject to any qualifications set out in the related prospectus supplement) consist of:

         (1) any failure by the servicer to deliver to the related trustee or indenture trustee, as applicable, for deposit in any of the Accounts any required payment or to direct the related indenture trustee or trustee, as applicable, to make any required payments or distributions from the Accounts;

         (2) any failure by the servicer duly to observe or perform in any material respect any covenant or agreement in the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, which failure materially and adversely affects the rights of the related securityholders;

         (3) specific events of bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and particular actions by the servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations; and

         (4) any other events as may be set forth in the related prospectus supplement.

Rights Upon Servicer Default

         Generally, in the case of an owner trust or an LLC, as long as a Servicer Default under the related Sale and Servicing Agreement remains unremedied, the related indenture trustee or holders of notes of the related series evidencing the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes may terminate all the rights and obligations of the servicer under the related Sale and Servicing Agreement, and upon this termination the indenture trustee or a successor servicer appointed by the indenture trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the related Sale and Servicing Agreement and will be entitled to similar compensation arrangements. Generally, in the case of any grantor trust, as long as a Servicer Default under the related Pooling and Servicing Agreement remains unremedied, the related trustee or holders of certificates of the related series evidencing the requisite percentage as specified in the related prospectus supplement of the certificate balance may terminate all the rights and obligations of the servicer under the related Pooling and Servicing Agreement, and upon this termination the trustee or a successor servicer appointed by the trustee will succeed to all the responsibilities, duties and liabilities of the servicer under the related Pooling and Servicing Agreement and will be entitled to similar compensation arrangements. If, however, a bankruptcy trustee, receiver or similar official has been appointed for the servicer, and no Servicer Default other than the appointment has occurred, the trustee or official may have the power to prevent any indenture trustee or the related noteholders or the trustee or the related certificateholders from effecting a transfer of servicing. If the related indenture trustee, if any, or the related trustee is unwilling or unable to act as successor to the servicer, the indenture trustee or trustee, as applicable, may appoint, or may petition a court of competent jurisdiction to appoint, a successor with a net worth of at least $100,000,000 and whose regular business includes the servicing of motor vehicle receivables. The indenture trustee, if any, or the trustee may arrange for compensation to be paid to the successor servicer.

Waiver of Past Defaults

         To the extent provided in the related prospectus supplement, (1) in the case of each owner trust or LLC, holders of the related notes evidencing the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes, or of certificates evidencing the requisite percentage as specified in the related prospectus supplement of the outstanding certificate balance, in the case of any default that does not adversely affect the indenture trustee or noteholders, and (2) in the case of each grantor trust, holders of certificates evidencing the requisite percentage as specified in the related prospectus supplement of the certificate balance, may, on behalf of all the noteholders and certificateholders, waive any default by the servicer in the performance of its obligations under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, and its consequences, except a default in making any required deposits to or payments from any Account or in respect of a covenant or provision in the Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, that cannot be modified or amended without the consent of each securityholder, in which event the related waiver will require the approval of holders of all of the securities of the series. No waiver may impair the securityholders' right with respect to any subsequent Servicer Default.

Amendment

         Each of the Transfer and Servicing Agreements may be amended by the parties to the Transfer and Servicing Agreements without the consent of the related noteholders or certificateholders:

         (1)      to cure any ambiguity;

         (2) to correct or supplement any provisions in the related Transfer and Servicing Agreement; or


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


         (3) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the related Transfer and Servicing Agreement;

provided, that any action in this clause (3) will not, in the opinion of counsel satisfactory to the related trustee or indenture trustee, as applicable, adversely affect in any material respect the interests of the Company or any noteholder.

         The Transfer and Servicing Agreements may also be amended from time to time by the parties to the Transfer and Servicing Agreements with the consent of the holders of notes evidencing the requisite percentage as specified in the related prospectus supplement of the aggregate outstanding principal amount of the notes, if any, and with the consent of the holders of certificates evidencing the requisite percentage as specified in the related prospectus supplement of the aggregate principal amount of the outstanding certificates, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the related Transfer and Servicing Agreement or of modifying in any manner the rights of the noteholders or certificateholders, as applicable; provided that no amendment may (1) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on or in respect of the related Primary Assets or distributions that are required to be made for the benefit of the noteholders or certificateholders or (2) reduce the aforesaid percentage of the notes or certificates of the series the holders of which are required to consent to any amendment, without the consent of the holders of all of the outstanding notes or certificates, as the case may be, of the series.

Payment in Full of the Notes

         Upon the payment in full of all outstanding notes of a given series and the satisfaction and discharge of the related Indenture, the related trustee will succeed to all the rights of the indenture trustee, and the certificateholders of the series generally will succeed to the rights of the noteholders of the series under the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable.

Termination

         The obligations of the related servicer, the related trustee and the related indenture trustee, if any, with respect to an Issuer pursuant to the related Transfer and Servicing Agreement will terminate upon the latest to occur of:

         (1) the maturity or other liquidation of the last Primary Asset and the disposition of any amounts received upon liquidation of any remaining Primary Asset;

         (2) the payment to noteholders, if any, and certificateholders of all amounts required to be paid to them pursuant to the Transfer and Servicing Agreements; and

         (3)      the occurrence of either event described below.

         If so provided in the related prospectus supplement, in order to avoid excessive administrative expenses, the related servicer will be permitted, at its option, to purchase from an Issuer all remaining Primary Assets as of the end of any Collection Period, if the then outstanding Pool Balance is below a specified percentage of the Pool Balance as of the related cutoff date, at a purchase price equal to the price specified in the related prospectus supplement.

         If and to the extent provided in the related prospectus supplement, the indenture trustee or trustee, as applicable, will, within ten days following a payment date or distribution date, as the case may be, upon the occurrence of certain events specified in the related prospectus supplement, solicit bids for the purchase of the Primary Assets remaining in the Issuer, in the manner and subject to the terms and conditions set forth in the related prospectus supplement. If the indenture trustee or trustee receives satisfactory bids as described in the related prospectus supplement, then the Primary Assets remaining in the Issuer will be sold to the highest bidder.

                    CERTAIN LEGAL ASPECTS OF THE RECEIVABLES

Rights in the Receivables

         The transfer of the Receivables by the seller to the Company, and by the Company to the applicable Issuer, and the grant thereof to an indenture trustee, if any, the perfection of the security interests in the Receivables and the enforcement of rights to realize on the related Financed Vehicles as collateral for the Receivables are subject to a number of federal and State laws, including the Uniform Commercial Code and certificate of title act as in effect in various states. The servicer and the Company will take the actions described below to perfect the rights of the applicable trustee and the indenture trustee in the Receivables.

         Under each Sale and Servicing Agreement, Pooling and Servicing Agreement or Indenture, as applicable, the servicer or a subservicer may be appointed by the applicable trustee or indenture trustee to act as the custodian of the Receivables if the indenture trustee is not acting as custodian. The custodian will have physical possession of the Receivables. While the Receivables will not be physically marked to indicate the ownership interest thereof by the Issuer, appropriate UCC-1 financing statements reflecting the transfer and assignment of the Receivables by the seller to the Company, the contribution and assignment by the Company to the Issuer and the grant by the Issuer to the indenture trustee will be filed to perfect that interest and give notice of the Issuer's ownership interest in, and the indenture trustee's security interest in the Receivables. If, through inadvertence or otherwise, any of the Receivables were sold or granted to another party who purchased the Receivables in the ordinary course of its business and took possession of the Receivables, the purchaser would acquire an interest in the Receivables superior to the interests of the Issuer and the indenture trustee if the purchaser acquired the Receivables for value and without actual knowledge of the Issuer's and the indenture trustee's interests in the Receivables, which could cause investors to suffer losses on their securities.

         Generally, the rights held by assignees of the Receivables, including without limitation the Issuer and the indenture trustee, will be subject to:

         (1) all the terms of the contracts related to or evidencing the Receivable or any defense or claim in recoupment arising from the transaction; and

         (2) any other defense or claim of the obligor against the assignor of such Receivable which accrues before the obligor receives notification of the assignment.

         Because it is not anticipated that any of the obligors would receive notice of the assignment of any of the Receivables, the Issuer and the trustee or indenture trustee will be subject to defenses or claims of the obligor against the assignor even if such claims are unrelated to the Receivable.

Security Interests in Financed Vehicles

         In states in which retail motor vehicle installment loan agreements or retail motor vehicle installment sale contracts such as the Receivables evidence the credit sale of motor vehicles by dealers to obligors, the contracts also constitute personal property security agreements and include grants of security interests in the vehicles under the UCC as in effect in these states. Perfection of security interests in the motor vehicles financed, directly or indirectly, by a seller is generally governed by the motor vehicle registration laws of the state in which the vehicle is located. In general, a security interest in motor vehicles is perfected by obtaining physical possession of the certificate of title to the Financed Vehicle and/or notation of the secured party's lien on the vehicles' certificate of title.

         The seller or originator will take all actions necessary under the laws of the state which issued the certificate of title for the Financed Vehicle to perfect the seller's or originator's security interest in the Financed Vehicle, including, where applicable, obtaining possession of the certificate of title, having a notation of its lien recorded on the vehicle's certificate of title or filing a UCC-1 financing statement. If the seller or originator, because of clerical error or otherwise, has failed to take any such required action with respect to a Financed Vehicle, it will not have a perfected security interest and its security interest may be subordinate to the interest of, among others, subsequent purchasers of the Financed Vehicle that give value without notice of the seller's or originator's security interest and to whom a certificate of ownership is issued in the purchaser's name, holders of perfected security interests in the Financed Vehicle and the trustee in bankruptcy of the obligor. The seller's or originator's security interest may also be subordinate to third parties in the event of fraud or forgery by the obligor or administrative error by state recording officials or in the circumstances noted below.

         The Issuer will receive an assignment of the interest in the Financed Vehicles. However, because of administrative burden and expense, neither the seller nor the related trustee will amend any certificate of title to identify the Issuer as the new secured party on the certificates of title relating to the Financed Vehicles. To the extent provided in the related prospectus supplement, the servicer may hold certificates of title relating to the Financed Vehicles in its possession as custodian for the Issuer pursuant to the related Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets" in this prospectus.

         In most states, assignments such as those under the related Trust Agreement or Pooling and Servicing Agreement, as applicable, are effective conveyances of a security interest in the related Financed Vehicle without amendment of any lien noted on the vehicle's certificate of title, and the assignee succeeds by assignment to the assignor's rights as secured party. Although re-registration of the motor vehicle is not necessary in these states to convey a perfected security interest in the Financed Vehicles to an Issuer, because the related Issuer will not be listed as legal owner on the certificates of title to the Financed Vehicles, an Issuer's security interest could be defeated through fraud or negligence. However, in most states in the absence of fraud or forgery by the vehicle owner or the servicer or administrative error by state of local agencies, the notation of the seller's lien on a certificate of title will be sufficient to protect an Issuer against the rights of subsequent purchasers of a Financed Vehicle from the obligor or subsequent creditors of the obligor who take a security interest in a Financed Vehicle. If there are any Financed Vehicles as to which the seller fails to obtain a first-priority perfected security interest, the Issuer's security interest would be subordinate to, among others, subsequent purchasers of Financed Vehicles and holders of perfected security interests in Financed Vehicles. A failure, however, would constitute a breach of the seller's or the servicer's representations and warranties under the related Transfer and Servicing Agreement and the seller will be required to repurchase or the servicer will be required to purchase the Receivable from the Issuer unless the breach is cured in a timely manner. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets" and "Risk Factors--Interests of other persons in the receivables and financed vehicles could be superior to the issuer's interest, which may result in reduced payments on your securities" in this prospectus.

         Under the laws of most states in which a perfected security interest is governed by a certificate of title statute, a perfected security interest in a motor vehicle continues for four months after the vehicle is re-titled in a new state from the one in which it was initially titled (unless perfection would have otherwise cleared before then under the laws of the first state). A majority of these states require surrender of a certificate of title to title a vehicle. Accordingly, a secured party must surrender possession if it holds the certificate of title of the vehicle or, in the case of motor vehicles registered in states providing for the notation of a lien on the certificate of title but not possession by the secured party, the secured party would receive notice of surrender from the state of re-registration if the security interest is noted on the certificate of title. Thus, the secured party would have the opportunity to reperfect its security interest in the motor vehicle in the state of relocation. However, these procedural safeguards will not protect the secured party if, through fraud, forgery or administrative error, an obligor somehow procures a new certificate of title that does not list the secured party's lien. In the ordinary course of servicing the Receivables, the servicer will take steps to effect re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor sells a Financed Vehicle and the purchaser of that Financed Vehicle attempts to re-register the motor vehicle, the seller or other person holding the certificate of title must surrender possession of the certificate of title or will receive notice as a result of having its lien noted on the certificate of title and accordingly will have an opportunity to require satisfaction of the related Receivable before its lien is released. Under each Sale and Servicing Agreement or Pooling and Servicing Agreement, as applicable, the servicer will be obligated to take appropriate steps, at its own expense, to maintain perfection of security interests in the related Financed Vehicles and is obligated to purchase the related Receivable if it fails to do so.

         Under the laws of most states, liens for repairs performed on a motor vehicle and liens for unpaid taxes take priority over even a perfected, first-priority security interest in the vehicle. The Code also grants priority to particular federal tax liens over the lien of a secured party. The laws of some states and federal law permit the confiscation of motor vehicles by governmental authorities under some circumstances if used in unlawful activities, which may result in the loss of a secured party's perfected security interest in a confiscated motor vehicle. On each closing date, the seller or the servicer, as applicable, will represent and warrant that, as of the date any Receivable is sold to the Issuer, the security interest in the related Financed Vehicle is or will be prior to all other present liens, other than tax liens and other liens that arise by operation of law, upon and security interests in the Financed Vehicle. However, liens for repairs or taxes could arise, or the confiscation of a Financed Vehicle could occur, at any time during the term of a Receivable. No notice will be given to the related trustee, the related indenture trustee, if any, or related securityholders in the event a lien arises or confiscation occurs. Any lien or confiscation arising or occurring after the closing date will not give rise to a repurchase obligation of the seller or a purchase obligation of the servicer.

Repossession

         In the event of default by an obligor, the holder of the related retail installment sale contract has all the remedies of a secured party under the UCC, except where specifically limited by other state laws. The UCC remedies of a secured party include the right to repossession by self-help means, unless these means would constitute a breach of the peace. Self-help repossession is the method employed by the servicer in most cases and is accomplished simply by taking possession of the related motor vehicle. In cases where the obligor objects or raises a defense to repossession, or if otherwise required by applicable state law, a court order must be obtained from the appropriate state court, and the vehicle must then be recovered in accordance with that order. In some jurisdictions, the secured party is required to notify an obligor debtor of the default and the intent to repossess the collateral and to give the obligor a period of time within which to cure the default prior to repossession. Generally, the right to cure may only be exercised on a limited number of occasions during the term of the related contract.

Notice of Sale; Redemption Rights

         The UCC and other state laws require the secured party to provide the obligor with reasonable notice of the date, time and place of any public sale and/or the date after which any private sale of the collateral may be held. The obligor has the right to redeem the collateral prior to actual sale by paying the secured party the unpaid principal balance of the obligation, accrued interest on the unpaid principal balance of the obligation, plus reasonable expenses for repossessing, holding and preparing the collateral for disposition and arranging for its sale, plus, in some jurisdictions, reasonable attorneys' fees or, in some states, by payment of delinquent installments or the unpaid principal balance of the related obligation.

Deficiency Judgments and Excess Proceeds

         The proceeds of the resale of any Financed Vehicle generally will be applied first to the expenses of resale and repossession and then to the satisfaction of the related indebtedness. While some states impose prohibitions or limitations on deficiency judgments if the net proceeds from any resale do not cover the full amount of the indebtedness, a deficiency judgment can be sought in other states that do not prohibit or limit deficiency judgments. However, the deficiency judgment would be a personal judgment against the obligor for the shortfall, and a defaulting obligor can be expected to have very little capital or sources of income available following repossession; in many cases, therefore, it may not be useful to seek a deficiency judgment or, if one is obtained, it may be settled at a significant discount or be uncollectible. In addition to the notice requirement, the UCC requires that every aspect of the sale or other disposition, including the method, manner, time, place and terms, be "commercially reasonable". Generally, courts have held that when a sale is not "commercially reasonable", the secured party loses its right to a deficiency judgment against a consumer debtor. In addition, the UCC permits the debtor or other interested party to recover for any loss caused by noncompliance with the provisions of the UCC. Also, prior to a sale, the UCC permits the debtor or other interested person to restrain the secured party from disposing of the collateral if it is established that the secured party is not proceeding in accordance with the "default" provisions under the UCC.

         Occasionally, after the resale of a motor vehicle and payment of all related expenses and indebtedness, there is a surplus of funds. In that case, the UCC requires the creditor to remit the surplus to any holder of a subordinate lien who makes a demand for turnover of proceeds with respect to the related vehicle or, if no such subordinate lienholder exists, to the former owner of the vehicle.

Consumer Protection Laws

         Numerous federal and state consumer protection laws and related regulations impose substantial requirements upon creditors and servicers involved in consumer finance. These laws include the Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Soldiers' and Sailors' Relief Act, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and state motor vehicle retail installment sales acts, retail installment sales acts and other similar laws. Also, the laws of some states impose finance charge ceilings and other restrictions on consumer transactions and require contract disclosures in addition to those required under other restrictions on consumer transactions and require contract disclosures in addition to those required under federal law. These requirements impose specific statutory liabilities upon creditors who fail to comply with their provisions. In some cases, this liability could affect the ability of an assignee, such as an Issuer, to enforce consumer finance contracts such as the Receivables that represent the obligations of retail obligors.

         The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission (the "FTC Rule"), the provisions of which are generally duplicated by the Uniform Consumer Credit Code, other statutes or the common law, has the effect of subjecting a seller in a consumer credit transaction, and some related creditors and their assignees, to all claims and defenses that the obligor in the transaction could assert against the seller of the goods. Liability under the FTC Rule is limited to the amounts paid by the obligor under the contract, and the holder of the contract may also be unable to collect any balance remaining due under the contract from the obligor. Most of the Receivables will be subject to the requirements of the FTC Rule. Accordingly, each Issuer, as holder of the related Receivables, will be subject to any claims or defenses that the purchasers of the related Financed Vehicles may assert against the sellers of those Financed Vehicles. If an obligor were successful in asserting any claims or defenses, the claim or defense would constitute a breach of the seller's or the servicer's warranties under the related Transfer and Servicing Agreements and would create an obligation of the seller to repurchase or the servicer to purchase the Receivable unless the breach is cured in a timely manner. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets" in this prospectus.


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


         Courts have applied general equitable principles to secured parties pursuing repossession and litigation involving deficiency balances. These equitable principles may have the effect of relieving an obligor from some or all of the legal consequences of a default.

         In several cases, consumers have asserted that the self-help remedies of secured parties under the UCC and related laws violate the due process protections of the Fourteenth Amendment to the Constitution of the United States. Courts have generally either upheld the notice provisions of the UCC and related laws as reasonable or have found that the creditors' repossession and resale do not involve sufficient state action to afford constitutional protection to borrowers.

         Under the related Transfer and Servicing Agreements, the seller or the servicer will represent and warrant that each Receivable complies in all material respects with all applicable federal and state laws. Accordingly, if an obligor has a claim against an Issuer for a violation of any law and that claim materially and adversely affects the interests of the Issuer in a Receivable, the violation would constitute a breach of the seller's or the servicer's, as applicable, representation and warranty and would create an obligation of the seller to repurchase or the servicer to purchase the Receivable unless the breach is cured. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets" in this prospectus.

Repurchase Obligation

         Under the related Transfer and Servicing Agreements, the seller or the servicer will make representations and warranties relating to the validity, subsistence, perfection and priority of the security interest in each Financed Vehicle as of the related closing date. See "Description of the Transfer and Servicing Agreements--Sale and Assignment of the Primary Assets" in this prospectus. Accordingly, if any defect exists in the perfection of the security interest in the name of the seller in any Financed Vehicle as of the closing date and that defect adversely affects the related Issuer's interest in the related Receivable, the defect would constitute a breach of a warranty under the related Transfer and Servicing Agreements and would create an obligation of the seller to repurchase or the servicer to purchase the Receivable unless the breach is cured. Additionally, under the Sale and Servicing Agreement or the Pooling and Servicing Agreement, as applicable, the servicer will make affirmative covenants regarding, among other things, the maintenance of the security interest in the name of the seller or originator in each Financed Vehicle, the breach of which would create an obligation of the servicer to purchase any affected receivable from the related Issuer unless the breach is cured.

Other Limitations

         In addition to the laws limiting or prohibiting deficiency judgments, numerous other statutory provisions, including the Bankruptcy Code and similar state laws, may interfere with or affect the ability of a secured party to realize upon collateral or to enforce a deficiency judgment. For example, in a Chapter 13 proceeding under the Bankruptcy Code, a court may prevent a creditor from repossessing a vehicle, and, as part of the rehabilitation plan, reduce the amount of the secured indebtedness to the market value of the motor vehicle at the time of bankruptcy, as determined by the court, leaving the creditor as a general unsecured creditor for the remainder of the indebtedness. A bankruptcy court may also reduce the scheduled payments due under a Receivable or change the rate of interest and time of repayment of the indebtedness.


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


         Under the terms of the Soldiers' and Sailors' Relief Act of 1940, an obligor who enters the military service after the origination of the obligor's Receivable, including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the obligor's Receivable and is later called to active duty, may not be charged interest above an annual rate of 6% during the period of the obligor's active duty status unless a court orders otherwise upon application of the lender. In addition, pursuant to the Military Reservist Relief Act, under some circumstances, California residents called into active duty with the reserves can delay payments on retail installment sales contracts, including the Receivables described above, for a period not to exceed 180 days, beginning with the order to active duty and ending 30 days after release. It is possible that the foregoing could have an adverse effect on the ability of the servicer to collect the full amount of interest owing on some of the Receivables. In addition, the acts described above impose limitations that would impair the ability of the servicer to repossess an affected Receivable during the obligor's period of active duty status. Thus, in the event that an affected Receivable is in default, there may be delays and losses occasioned by the inability to exercise the Issuer's rights with respect to the related Financed Vehicle in a timely fashion.

         Any shortfalls or losses arising in connection with the matters described in the two preceding paragraphs, to the extent not covered by amounts payable to the securityholders from amounts available under a credit or cash flow enhancement mechanism, could result in losses to securityholders.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a general discussion of the anticipated material United States federal income tax consequences of the purchase, ownership and disposition of securities. The summary does not purport to deal with federal income tax consequences applicable to all categories of holders, some of which may be subject to special rules. For example, it does not discuss the tax treatment of beneficial owners of notes ("Note Owners") or certificates ("Certificate Owners" together with the Note Owners, the "Security Owners") that are insurance companies, regulated investment companies or dealers in securities. Moreover, there are no cases or Internal Revenue Service ("IRS") rulings on similar transactions involving both debt and equity interests issued by a trust with terms similar to those of the notes and the certificates. As a result, the IRS might disagree with all or part of the discussion below. Prospective investors are urged to consult their own tax advisors in determining the federal, state, local, foreign and any other tax consequences to them of the purchase, ownership and disposition of the notes and the certificates.

         The following summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations promulgated under the Code and judicial or ruling authority, all of which are subject to change, which change may be retroactive. Each Issuer will be provided with an opinion of tax counsel specified in the related prospectus supplement ("Federal Tax Counsel") regarding some related federal income tax matters discussed below. An opinion of Federal Tax Counsel, however, is not binding on the IRS or the courts. No ruling on any of the issues discussed below will be sought from the IRS. The opinion of Federal Tax Counsel specifically addresses only those issues specifically identified below as being covered by that opinion; however, the opinion also states that the additional discussion set forth below accurately sets forth the advice of Federal Tax Counsel with respect to material federal income tax issues. For purposes of the following summary, references to the Issuer, the


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


notes, the certificates and related terms, parties and documents shall be deemed to refer, unless otherwise specified in this prospectus, to each Issuer and the notes, certificates and related terms, parties and documents applicable to the Issuer.

Trusts Which Are Not Treated as Grantor Trusts

         Tax Characterization of the Trusts. In the case of a Trust which is not intended to be treated as a grantor trust (an "owner trust"), Federal Tax Counsel will deliver its opinion that the Trust will not be an association, or publicly traded partnership, taxable as a corporation for federal income tax purposes. The opinion of Federal Tax Counsel will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the Trust, or restrictions, if any, on transfers of the certificates, will exempt the Trust from the rule that some publicly traded partnerships are taxable as corporations.

         Tax Characterization of the LLCs. In the case of an LLC, Federal Tax Counsel will deliver its opinion that the LLC will not be an association, or publicly traded partnership, taxable as a corporation for federal income purposes. The opinion of Federal Tax Counsel will be based on the assumption that the terms of the LLC Agreement and related documents will be complied with, and on counsel's conclusions that the nature of the income of the LLC, or restrictions, if any, on transfers of the certificates, will exempt the LLC from the rule that some publicly traded partnerships are taxable as corporations.

         If a Trust or an LLC were taxable as a corporation for federal income tax purposes, the Trust or LLC would be subject to corporate income tax on its taxable income. The Trust's or LLC's taxable income would include all of its income on the related Primary Assets, which might be reduced by its interest expense on the notes. Any corporate income tax could materially reduce cash available to make payments on the notes and distributions on the certificates, and Certificate Owners, and possibly Note Owners, could be liable for any resulting corporate income tax that is unpaid by the Trust.

Tax Consequences to Note Owners

         Treatment of the Notes as Indebtedness. The Issuer will agree, and the Note Owners will agree by their purchase of notes, to treat the notes as debt for federal tax purposes. Federal Tax Counsel will, subject to exceptions which, if applicable, will be specified in the related prospectus supplement, advise the owner trust that the notes will be classified as debt for federal income tax purposes, or classified in any other manner as shall be provided in the related prospectus supplement. If, contrary to the opinion of Federal Tax Counsel, the IRS successfully asserted that one or more of the notes did not represent debt for federal income tax purposes, the notes might be treated as equity interests in the Issuer. If so treated, the Issuer might be treated as a publicly traded partnership that would be taxable as a corporation unless it met particular qualifying income tests, and the resulting taxable corporation would not be able to reduce its taxable income by deductions for interest expense on notes recharacterized as equity. Treatment of the notes as equity interests in a partnership could have adverse tax consequences to some holders, even if the Issuer were not treated as a publicly traded partnership taxable as a corporation. For example, income allocable to foreign holders might be subject to United States tax and United States tax return filing and withholding requirements, income allocable to tax-exempt holders might constitute "unrelated business taxable income" (if some, but not all, of the notes were recharacterized as equity in a partnership), individual holders might be subject to limitations on their ability to deduct their share of Issuer expenses, and income from the Issuer's assets would be taxable to Note Owners without regard to whether cash distributions are made to such Note Owners and without regard to the Note Owners' method of tax accounting. The discussion below assumes that the notes will be characterized as debt for federal income tax purposes.

         Interest Income on the Notes in General. Except as discussed below, interest on a note generally is includable in a Note Owner's income as ordinary interest income when actually or constructively received, if the Note Owner uses the cash method of accounting for federal income tax purposes, or when accrued, if the Note Owner uses an accrual method of accounting for federal income tax purposes.

         Original Issue Discount. Notes of certain series may be issued with "original issue discount" within the meaning of Section 1273(a) of the Code. Holders of notes issued with original issue discount generally must include original issue discount in gross income for federal income tax purposes as it accrues, in advance of receipt of the cash attributable to such income, under a method that takes account of the compounding of interest. The Code requires that information with respect to the original issue discount accruing on any note be reported periodically to the IRS and to certain categories of Note Owners.

         Each Issuer will report original issue discount, if any, to the Note Owners based on the Treasury regulations relating to original issue discount (the "OID Regulations"). The OID Regulations relating to contingent payment debt instruments do not apply to prepayable debt instruments, such as the notes.

         The OID Regulations provide that, in the case of debt instruments such as the notes, (i) the amount and rate of accrual of original issue discount will be calculated based on a reasonable assumed prepayment rate (the "Prepayment Assumption"), and (ii) adjustments will be made in the amount and rate of accrual of such discount to reflect differences between the actual prepayment rate and the Prepayment Assumption. The method for determining the appropriate assumed prepayment rate will eventually be set forth in Treasury regulations, but those regulations have not yet been issued. The applicable legislative history indicates, however, that such regulations will provide that the assumed prepayment rate for securities such as the notes will be the rate used in pricing the initial offering of those securities. If the notes of a series are issued with original issue discount, the related prospectus supplement for that series of notes will specify the Prepayment Assumption. However, no representation is made that the notes of that series will, in fact, prepay at a rate based on the Prepayment Assumption or at any other rate.

         In general, a note will be considered to be issued with original issue discount if its stated redemption price at maturity exceeds its issue price. Except as discussed below under "--Payment Lag Notes; Initial Period Considerations," and "--Qualified Stated Interest," and in the case of certain Variable Rate Notes (as defined below) and accrual notes, the stated redemption price at maturity of a note is its principal amount. The issue price of a note is the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the class of notes is sold. Notwithstanding the general definition of original issue discount, such


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


discount will be considered to be zero for any note on which such discount is less than 0.25% of its stated redemption price at maturity multiplied by its weighted average life. The weighted average life of a note apparently is computed for purposes of this de minimis rule as the sum, for all distributions included in the stated redemption price at maturity of the note, of the amounts determined by multiplying (i) the number of complete years (rounding down for partial years) from the applicable closing date to the date on which each such distribution is expected to be made, determined under the Prepayment Assumption, by (ii) a fraction, the numerator of which is the amount of such distribution and the denominator of which is the note's stated redemption price at maturity. The OID Regulations provide that holders will include any de minimis original issue discount ratably as payments of stated principal are made on the notes.

         The Note Owner of a note issued with original issue discount must include in gross income the sum of the "daily portions" of such original issue discount for each day during its taxable year on which it held such note. In the case of an original Note Owner, the daily portions of original issue discount are determined first by calculating the portion of the original issue discount that accrued during each period (an "accrual period") that begins on the day following a payment date (or in the case of the first such period, begins on the applicable closing date) and ends on the next succeeding payment date or distribution date, as the case may be. The original issue discount accruing during each accrual period is then allocated ratably to each day during such period to determine the daily portion of original issue discount for that day.

         The portion of the original issue discount that accrues in any accrual period will equal the excess, if any, of (i) the sum of (A) the present value, as of the end of the accrual period, of all of the distributions to be made on the note, if any, in future periods and (B) the distributions made on the note during the accrual period that are included in such note's stated redemption price at maturity, over (ii) the adjusted issue price of such note at the beginning of the accrual period. The present value of the remaining distributions referred to in the preceding sentence will be calculated (i) assuming that the notes will be prepaid in future periods at a rate computed in accordance with the Prepayment Assumption and (ii) using a discount rate equal to the original yield to maturity of the notes. For these purposes, the original yield to maturity of the notes will be calculated based on their issue price and assuming that the notes will be prepaid in accordance with the Prepayment Assumption. The adjusted issue price of a note at the beginning of any accrual period will equal the issue price of such note, increased by the portion of the original issue discount that has accrued during prior accrual periods, and reduced by the amount of any distributions made on such note in prior accrual periods that were included in such note's stated redemption price at maturity.

         The daily portions of original issue discount may increase or decrease depending on the extent to which the actual rate of prepayments diverges from the Prepayment Assumption. If original issue discount accruing during any accrual period computed as described above is negative, a Note Owner may only be entitled to offset such amount against positive original issue discount accruing on such note in future accrual periods. Such a Note Owner may be entitled to deduct a loss to the extent that its remaining basis would exceed the maximum amount of future payments to which such Note Owner is entitled. However, Treasury regulations do not address this issue.

         A subsequent Note Owner that purchases a note issued with original issue discount at a cost that is less than its remaining stated redemption price at maturity will also generally be required to include in gross income, for each day on which it holds such note, the daily portions of original issue discount with respect to the note, calculated as described above. However, if
(i) the excess of the remaining stated redemption price at maturity over such cost is less than (ii) the aggregate amount of such daily portions for all days after the date of purchase until final retirement of such note, then such daily portions will be reduced proportionately in determining the income of such Note Owner.

         Qualified Stated Interest. Interest payable on a note which qualifies as "qualified stated interest" for purposes of the OID Regulations will not be includable in the stated redemption price at maturity of the note. Conversely, if the interest on a note does not constitute "qualified stated interest", such interest will be includable in the stated redemption price at maturity of the note and the note, consequently, will have original issue discount. Interest payments will not qualify as qualified stated interest unless the interest payments are "unconditionally payable". The OID Regulations state that interest is unconditionally payable if reasonable legal remedies exist to compel timely payment, or the debt instrument otherwise provides terms and conditions that make the likelihood of late payment (other than a late payment that occurs within a reasonable grace period) or nonpayment of interest a remote contingency, as defined in the OID Regulations. Any terms or conditions that do not reflect arm's length dealing or that the Note Owner does not intend to enforce are not considered.

         Premium. A purchaser of a note that purchases such note at a cost greater than its remaining stated redemption price at maturity will be considered to have purchased such note at a premium, and may, under Section 171 of the Code, elect to amortize such premium under a constant yield method over the life of the note. The Prepayment Assumption is probably taken into account in determining the life of the note for this purpose. Except as provided in regulations, amortizable premium will be treated as an offset to interest income on the note.

         Payment Lag Notes, Initial Period Considerations. Certain notes may provide for distributions of interest based on a period that is the same length as the interval between payment dates but ends prior to each payment date. Any interest that accrues prior to the applicable closing date may be treated under the OID Regulations either (i) as part of the issue price and the stated redemption price at maturity of the notes or (ii) as not included in the issue price or the stated redemption price. The OID Regulations provide a special application of the de minimis rule for debt instruments with long first accrual periods where the interest payable for the first period is at a rate which is effectively less than that which applies in all other periods. In such cases, for the sole purpose of determining whether original issue discount is de minimis, the OID Regulations provide that the stated redemption price is equal to the instrument's issue price plus the greater of the amount of foregone interest or the excess (if any) of the instrument's stated principal amount over its issue price.

         Variable Rate Notes. Under the OID Regulations, notes paying interest at a variable rate (each, a "Variable Rate Note") are subject to special rules. A Variable Rate Note will qualify as a "variable rate debt instrument" if (i) its issue price does not exceed the total noncontingent principal payments due under the Variable Rate Note by more than a specified de minimis amount; (ii) it provides for stated interest, paid or compounded at least annually, at a current value of (a) one or more qualified floating rates, (b) a single fixed rate and one or more qualified floating rates, (c) a single objective rate or (d) a single fixed rate and a single objective rate that is a qualified inverse floating rate; and (iii) it does not provide for any principal payments that are contingent, as defined in the OID Regulations, except as provided in (i), above. Because the OID Regulations relating to contingent payment debt instruments do not apply to prepayable debt instruments, such as the notes, principal payments on the notes should not be considered contingent for this purpose.

         A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Variable Rate Note is denominated. A multiple of a qualified floating rate will generally not itself constitute a qualified floating rate for purposes of the OID Regulations. However, a variable rate equal to (i) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35 or (ii) the product of a qualified floating rate and a fixed multiple that is greater than 0.65 but not more than 1.35, increased or decreased by a fixed rate will constitute a qualified floating rate for purposes of the OID Regulations. In addition, under the OID Regulations, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the Variable Rate Note will be treated as a single qualified floating rate (a "Presumed Single Qualified Floating Rate"). Two or more qualified floating rates with values within 25 basis points of each other as determined on the Variable Rate Note's issue date will be conclusively presumed to be a Presumed Single Qualified Floating Rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate, but which is subject to one or more restrictions such as a cap or floor, will not be a qualified floating rate for purposes of the OID Regulations unless the restriction is fixed throughout the term of the Variable Rate Note or the restriction is not reasonably expected as of the issue date to significantly affect the yield of the Variable Rate Note.

         An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and which is based upon objective financial or economic information. The OID Regulations also provide that other variable rates may be treated as objective rates if so designated by the IRS in the future. Despite the foregoing, a variable rate of interest on a Variable Rate Note will not constitute an objective rate if it is reasonably expected that the average value of such rate during the first half of the Variable Rate Note's term will be either significantly less than or significantly greater than the average value of the rate during the final half of the Variable Rate Note's term. Further, an objective rate does not include a rate that is based on information that is within the control of the Issuer (or a party related to the Issuer) or that is unique to the circumstances of the Issuer (or a party related to the Issuer). An objective rate will qualify as a "qualified inverse floating rate" if such rate is equal to a fixed rate minus a qualified floating rate and variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. The OID Regulations also provide that if a Variable Rate Note provides for stated interest at a fixed rate for an initial period of less than one year followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the Variable Rate Note's issue date is intended to approximate the fixed rate, then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be (a "Presumed Single Variable Rate"). If the value of the variable rate and the initial fixed rate are within 25 basis points of each other as determined on the Variable Rate Note's issue date, the variable rate will be conclusively presumed to approximate the fixed rate.

         For Variable Rate Notes that qualify as "variable rate debt instruments" under the OID Regulations and provide for interest at either a single qualified floating rate, a single objective rate, a Presumed Single Qualified Floating Rate or a Presumed Single Variable Rate throughout the term (a "Single Variable Rate Note "), original issue discount is computed as described above in "--Interest Income on the Notes--Original Issue Discount" based on the following: (i) stated interest on the Single Variable Rate Note which is unconditionally payable in cash or property (other than debt instruments of the Issuer) at least annually will constitute qualified stated interest; (ii) by assuming that the variable rate on the Single Variable Rate
Note is a fixed rate equal to: (a) in the case of a Single Variable Rate Note with a qualified floating rate or a qualified inverse floating rate, the value, as of the issue date, of the qualified floating rate or the qualified inverse floating rate or (b) in the case of a Single Variable Rate Note with an objective rate (other than a qualified inverse floating rate), a fixed rate which reflects the reasonably expected yield for such Single Variable Rate Note; and (iii) the qualified stated interest allocable to an accrual period is increased (or decreased) if the interest actually paid during an accrual period exceeds (or is less than) the interest assumed to be paid under the assumed fixed rate described in (ii), above.

         In general, any Variable Rate Note other than a Single Variable Rate Note (a "Multiple Variable Rate Note") that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of original issue discount and qualified stated interest on the Multiple Variable Rate Note. The OID Regulations generally require that such a Multiple Variable Rate Note be converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the Multiple Variable Rate Note with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the Multiple Variable Rate Note's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the Multiple Variable Rate Note is converted into a fixed rate that reflects the yield that is reasonably expected for the Multiple Variable Rate Note. (A Multiple Variable Rate Note may not bear more than one objective rate.) In the case of a Multiple Variable Rate Note that qualifies as a "variable rate debt instrument" and provides for stated interest at a fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the Multiple Variable Rate Note provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the Multiple Variable Rate Note as of the Multiple Variable Rate Note's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the Multiple Variable Rate Note is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

         Once the Multiple Variable Rate Note is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amounts of original issue discount and qualified


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


stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the original issue discount rules to the "equivalent" fixed rate debt instrument in the manner described above in "--Interest Income on the Notes--Original Issue Discount." A holder of the Multiple Variable Rate Note will account for such original issue discount and qualified stated interest as if the holder held the "equivalent" fixed rate debt instrument. In each accrual period, appropriate adjustments will be made to the amount of qualified stated interest or original issue discount assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the Multiple Variable Rate Note during the accrual period.

         If a Variable Rate Note does not qualify as a "variable rate debt instrument" under the OID Regulations, then the Variable Rate Note would be treated as a contingent payment debt obligation. The manner in which a Variable Rate Note would be taxed if such note were treated as a contingent payment debt obligation is not governed by the OID Regulations relating to contingent payment debt obligations which do not apply to prepayable debt instruments, such as the notes, and Treasury regulations do not otherwise address this point.

         Market Discount. A Note Owner that acquires a note at a market discount (that is, a discount that exceeds any unaccrued original issue discount) will recognize gain upon receipt of a principal distribution, regardless of whether the distribution is scheduled or is a prepayment. In particular, the Note Owner will be required to allocate that principal distribution first to the portion of the market discount on such note that has accrued but has not previously been includable in income, and will recognize ordinary income to that extent. In general terms, unless Treasury regulations when issued provide otherwise, market discount on a note may be treated, at the election of the holder of the note, as accruing either (i) under a constant yield method, taking into account the Prepayment Assumption, or (ii) in proportion to accruals of original issue discount (or, if there is no original issue discount, in proportion to stated interest on the note).

         In addition, a Note Owner may be required to defer deductions for a portion of the Note Owner's interest expense on any debt incurred or continued to purchase or carry a note purchased with market discount. The deferred portion of any interest deduction would not exceed the portion of the market discount on the note that accrues during the taxable year in which such interest would otherwise be deductible and, in general, would be deductible when such market discount is included in income upon receipt of a principal distribution on, or upon the sale of, the note. The Code requires that information necessary to compute accruals of market discount be reported periodically to the IRS and to certain categories of Note Owners.

         Notwithstanding the above rules, market discount on a note will be considered to be zero if such discount is less than 0.25% of the remaining stated redemption price at maturity of such note multiplied by its weighted average remaining life. Weighted average remaining life presumably is calculated in a manner similar to weighted average life (described above under "--Interest Income on the Notes--Original Issue Discount"), taking into account distributions (including prepayments) prior to the date of acquisition of such note by the subsequent purchaser. If market discount on a note is treated as zero under this rule, the actual amount of such discount must be allocated to the remaining principal distributions on such note in proportion to the amounts of such principal distributions, and when each such distribution is made, gain equal to the discount, if any, allocated to the distribution will be recognized.


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


         Election to Treat All Interest Under the Constant Yield Rules. The OID Regulations provide that the holder of a debt instrument issued after April 4, 1994 may elect to include in gross income all interest that accrues on such debt instrument using the constant yield method. For purposes of this election, interest includes stated interest, original issue discount, and market discount, as adjusted to account for any premium. Note Owners should consult their own tax advisors regarding the availability or advisability of such an election.

         Sales of Notes. If a note is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the note. A holder's adjusted basis in a note generally equals the cost of the note to the holder, increased by income reported by the holder with respect to the note and reduced (but not below zero) by distributions on the note (other than qualified stated interest) received by the holder and by amortized premium. While any such gain or loss generally will be capital gain or loss provided the note is held as a capital asset, gain recognized on the sale of a note by a seller who purchased the note at a market discount would be taxable as ordinary income in an amount not exceeding the portion of such discount that accrued during the period the note was held by such seller, reduced by any market discount includable in income under the rules described above under "--Interest Income on the Notes--Market Discount." Further, the notes will be "evidences of indebtedness" within the meaning of
Section 582(c)(1) of the Code, so that gain or loss recognized from a sale of a note by a bank or other financial institution to which such section applies would be ordinary income or loss.

         Short-Term Notes. In the case of a note with a maturity of one year or less from its issue date (a "Short-Term Note"), no interest is treated as qualified stated interest, and therefore all interest is included in original issue discount. Note Owners that report income for federal income tax purposes on an accrual method and some other Note Owners, including banks and certain dealers in securities, (collectively, "Short-Term Accruers") are required to include original issue discount in income on Short-Term Notes on a straight-line basis, unless an election is made to accrue the original issue discount according to a constant yield method based on daily compounding.

         Any other Note Owner of a Short-Term Note is not required to accrue original issue discount for federal income tax purposes, unless it elects to do so. In the case of a Note Owner that is not required, and does not elect, to include original issue discount in income currently, any gain realized on the sale, exchange or retirement of a Short-Term Note is ordinary income to the extent of the original issue discount accrued on a straight-line basis, or, if elected, according to a constant yield method based on daily compounding, through the date of sale, exchange or retirement. In addition, Note Owners that are not required, and do not elect, to include original issue discount in income currently are required to defer deductions for any interest paid on indebtedness incurred or continued to purchase or carry a Short-Term Note in an amount not exceeding the deferred interest income with respect to the Short-Term Note, which includes both the accrued original issue discount and accrued interest that are payable but that have not been included in gross income, until the deferred interest income is realized. A Note Owner may elect to apply the foregoing rules, except for the rule characterizing gain on sale, exchange or retirement as ordinary, with respect to "acquisition discount" rather than original issue discount. Acquisition discount is the excess of the stated redemption price at maturity of the Short-Term Note over the Note Owner's basis in the Short-Term Note. This election applies to all obligations


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acquired by the taxpayer on or after the first day of the first taxable year to which the election applies, unless revoked with the consent of the IRS. A Note Owner's tax basis in a Short-Term Note is increased by the amount included in the Note Owner's income with respect to the note.

         Foreign Investors in Notes. Except as discussed below, a Note Owner that is not a "United States person" (as defined below) generally will not be subject to United States income or withholding tax in respect of a distribution on a note provided that (i) the holder complies to the extent necessary with certain certification requirements, which generally relate to the identity of the beneficial owner and the status of the beneficial owner as a person that is not a United States person (as defined below), (ii) the holder is not a "10-percent shareholder" within the meaning of Section 871(h)(3)(B) of the Code, which could be interpreted to include a person that directly or indirectly owns 10% or more of the certificates in the Trust, (iii) the holder is not a "controlled foreign corporation" (as defined in the Code) related to the Trust or related to a 10 percent holder of certificates in the Trust, and
(iv) the holder is not engaged in a United States trade or business, or otherwise subject to federal income tax as a result of any direct or indirect connection to the United States other than through its ownership of a note. For these purposes, the term "United States person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership (or other entity properly treated as a corporation or partnership for federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate whose income is includable in gross income for United States federal income taxation regardless of its source, and (iv) a trust for which one or more United States fiduciaries have the authority to control all substantial decisions and for which a court of the United States can exercise primary supervision over the trust's administration. A "Foreign Person" is any person that is not a United States person. Each Note Owner should consult its tax advisors regarding the tax documentation and certifications that must be provided to secure the exemption from United States withholding taxes.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a note by a Foreign Person generally will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person and (ii) in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year.

         If the interest, gain or income on a note held by a Foreign Person is effectively connected with the conduct of a trade or business in the United States by the Foreign Person (although exempt from the withholding tax previously discussed if the holder provides an appropriate statement establishing that such income is so effectively connected), the holder generally will be subject to United States federal income tax on the interest, gain or income at regular federal income tax rates. In addition, if the Foreign Person is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits," within the meaning of the Code, for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty (as modified by the branch profits tax rules).

         Backup Withholding on Notes. Distributions made on the notes and proceeds from the sale of notes to or through certain brokers may be subject to a "backup" withholding tax of up to 31 percent of "reportable payments" (including interest accruals, original issue discount, and,


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under certain circumstances, distributions in reduction of principal amount) if the holder of the notes fails to comply with certain identification procedures, unless the Note Owner is an exempt recipient under applicable provisions of the Code and, if necessary, demonstrates such status. Any amounts so withheld from distributions on the notes would be refunded by the IRS or allowable as a credit against the Note Owner's federal income tax.

Tax Consequences to Certificate Owners of Owner Trust

         Treatment of the Trust as a Partnership. The Trust will agree, and the related Certificate Owners will agree by their purchase of certificates, if there is more than one Certificate Owner, to treat the Trust as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust, the partners of the partnership being the Certificate Owners, including, to the extent relevant, the seller in its capacity as recipient of distributions from any reserve fund, and the notes being debt of the partnership, and if there is one Certificate Owner, to treat the Certificate Owner as the owner of the assets of the Trust and to treat the Trust as a disregarded entity. However, the proper characterization of the arrangement involving the Trust, the certificates, the notes, the seller, the company and the servicer is not certain because there is no authority on transactions closely comparable to that contemplated in this prospectus.

         A variety of alternative characterizations are possible. For example, because the certificates have certain features characteristic of debt, the certificates might be considered debt of the Trust. Generally, provided such certificates are issued at or close to face value, any such characterization would not result in materially adverse tax consequences to holders of certificates as compared to the consequences from treatment of the certificates as equity in a partnership, described below. The following discussion assumes that the certificates represent equity interests in a partnership. The following discussion also assumes that all payments on the certificates are denominated in U.S. dollars, none of the certificates have interest rates which would qualify as contingent interest under the Treasury regulations relating to original issue discount, and that a series of securities includes a single class of certificates. If these conditions are not satisfied with respect to any given series of certificates, additional tax considerations with respect to such certificates will be disclosed in the applicable Prospectus Supplement.

         Partnership Taxation. As a partnership, the Trust will not be subject to federal income tax. Rather, each Certificate Owner will be required to take into account separately the Certificate Owner's allocable share of income, gains, losses, deductions and credits of the Trust, whether or not there is a corresponding cash distribution. Thus, cash basis holders will in effect be required to report income from the certificates on the accrual basis and Certificate Owners may become liable for taxes on Trust income even if they have not received cash from the Trust to pay the taxes. The Trust's income will consist primarily of interest and finance charges earned on the related Primary Assets, including appropriate adjustments for market discount, original issue discount and bond premium, and any gain upon collection or disposition of the Primary Assets.

         The Trust's deductions will consist primarily of interest accruing with respect to the notes, servicing and other fees, and losses or deductions upon collection or disposition of Primary Assets.


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         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (i.e., the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificate Owners will be allocated taxable income of the Trust for each month equal to the sum of:

         (1) the interest or other income that accrues on the certificates in accordance with their terms for the relevant month including, as applicable, interest accruing at the related certificate rate for that month and interest on amounts previously due on the certificates but not yet distributed;

         (2) any Trust income attributable to discount on the related Primary Assets that corresponds to any excess of the principal amount of the certificates over their initial issue price;

         (3) any prepayment premium payable to the Certificate Owners for the applicable month; and

         (4) any other amounts of income payable to the Certificate Owners for the applicable month.

The allocation will be reduced by any amortization by the Trust of premium on Primary Assets that corresponds to any excess of the issue price of certificates over their principal amount. Losses will generally be allocated in the manner in which they are borne.

         Based on the economic arrangement of the parties, the foregoing approach for allocating Trust income should be permissible under applicable Treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificate Owners. Moreover, even under the foregoing method of allocation, Certificate Owners may be allocated income equal to the entire certificate rate plus the other items described above, even though the Trust might not have sufficient cash to make current cash distributions of the amount. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificate Owners, but Certificate Owners may be purchasing certificates at different times and at different prices, Certificate Owners may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust.

         Assuming notes are also issued, all or substantially all of the taxable income allocated to a Certificate Owner that is a pension, profit sharing or employee benefit plan or other tax-exempt entity, including an individual retirement account, will constitute "unrelated business taxable income" generally taxable to the holder under the Code.

         An individual taxpayer's share of expenses of the Trust, including fees to the servicer, but not interest expense, would be miscellaneous itemized deductions and thus deductible only to the extent such expenses plus all other miscellaneous itemized deductions exceeds two percent of the individual's adjusted gross income. An individual taxpayer will be allowed no deduction for his share of expenses of the Trust, other than interest, in determining his liability for alternative minimum tax. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a prescribed threshold amount will be reduced by the lesser of (1) 3% of the excess of adjusted gross income over the specified threshold amount or (2) 80% of the amount of itemized deductions otherwise allowable for the applicable taxable year. Accordingly, deductions might be disallowed to the individual in whole or in part and might result in the Certificate Owner being taxed on an amount of income that exceeds the amount of cash actually distributed to the holder over the life of the Trust. In the case of a partnership that has 100 or more partners and elects to be treated as an "electing large partnership," 70% of that partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual partners.

         The Trust intends to make all tax calculations relating to income and allocations to Certificate Owners on an aggregate basis to the extent relevant. If the IRS were to require that the calculations be made separately for each Primary Asset, the calculations may result in some timing and character differences under some circumstances.

         Discount and Premium. The purchase price paid by the Trust for the related Primary Assets may be greater or less than the remaining principal balance of the Primary Assets at the time of purchase. If so, the Primary Assets will have been acquired at a premium or market discount, as the case may be. See "Tax Consequences to Note Owners--Premium" and "--Market Discount" above. As indicated above, the Trust will make this calculation on an aggregate basis, but it is possible that the IRS might require that it be recomputed on a Primary Asset-by-Primary Asset basis. See "Tax Consequences to Note Owners--Original Issue Discount" above.

         If the Trust acquires the Primary Assets at a market discount or premium, the Trust will elect to include any market discount in income currently as it accrues over the life of the Primary Assets or to offset any premium against interest income on the Primary Assets. As indicated above, a portion of the market discount income or premium deduction may be allocated to Certificate Owners.

         Section 708 Termination. Under Section 708 of the Code, the Trust will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust are sold or exchanged within a 12-month period. If a termination occurs under Section 708 of the Code, the Trust will be considered to contribute its assets to a new Trust, which would be treated as a new partnership, in exchange for certificates in the new Trust. The original Trust will then be deemed to distribute the certificates in the new Trust to each of the owners of certificates in the original Trust in liquidation of the original Trust. The Trust will not comply with particular technical requirements that might apply when a constructive termination occurs. As a result, the Trust may be subject to some tax penalties and may incur additional expenses if it is required to comply with those requirements. Furthermore, the Trust might not be able to comply with these requirements due to lack of data.

         Disposition of Certificates. Gain or loss realized by a certificate owner on the sale or other taxable disposition of a certificate generally will be capital gain or loss, except to the extent that the amount realized is required to be characterized as ordinary under applicable provisions of the Code and Treasury Regulations (e.g., as a result of accrued but previously unrecognized discount on certain debt obligations held by the Issuer). The amount of gain or loss realized on a


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


sale of certificates is an amount equal to the difference between the amount realized and the seller's tax basis in the certificates sold. Any capital gain or loss would be long-term capital gain or loss if the Certificate Owner's holding period exceeded one year. A Certificate Owner's tax basis in a certificate will generally equal its cost, increased by its share of Trust income allocable to the Certificate Owner and decreased by any distributions received or losses allocated with respect to the certificate. In addition, both the tax basis in the certificates and the amount realized on a sale of a certificate would include the Certificate Owner's share, determined under Treasury Regulations, of the notes and other liabilities of the Trust. A Certificate Owner acquiring certificates at different prices will generally be required to maintain a single aggregate adjusted tax basis in the certificates and, upon a sale or other disposition of some of the certificates, allocate a portion of the aggregate tax basis to the certificates sold, rather than maintaining a separate tax basis in each certificate for purposes of computing gain or loss on a sale of that certificate.

         If a Certificate Owner is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the certificates that exceeds the aggregate cash distributions with respect to the certificates, the excess will generally give rise to a capital loss upon the retirement of the certificates.

         Allocations Between Transferors and Transferees. In general, the Trust's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificate Owners in proportion to the principal amount of certificates owned by them as of the close of the last day of the applicable month. As a result, a Certificate Owner purchasing certificates may be allocated tax items, which will affect the purchaser's tax liability and tax basis, attributable to periods before the actual transaction.

         The use of a monthly convention may not be permitted by existing Treasury regulations. If a monthly convention is not allowed, or only applies to transfers of less than all of the partner's interest, taxable income or losses of the Trust might be reallocated among the Certificate Owners. The Trust's method of allocation between transferors and transferees may be revised to conform to a method permitted by future laws, regulations or other IRS guidance.

         Section 731 Distributions. In the case of any distribution to a Certificate Owner, no gain will be recognized to that Certificate Owner except to the extent that the amount of any money (including certain marketable securities) distributed for that certificate exceeds the adjusted basis of that Certificate Owner's interest in the Certificate. In the case of any distribution to a Certificate Owner, no loss will be recognized except upon a distribution in liquidation of a Certificate Owner's interest. Any gain or loss recognized by a Certificate Owner generally will be treated as gain or loss from the sale of certificates.

         Section 754 Election. In the event that a Certificate Owner sells its certificates at a profit (or loss), the purchasing Certificate Owner will have a higher (or lower) basis in the certificates than the selling Certificate Owner had. The tax basis of the Trust's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust were to file an election under
Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust current does not intend to make an election under Section 754 of the Code. As a result,


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Certificate Owners might be allocated a greater or lesser amount of Trust income than would be appropriate based on their own purchase price for certificates.

         Administrative Matters. The trustee is required to keep or cause to be kept complete and accurate books of the Trust. The trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust and will report each Certificate Owner's allocable share of items of Trust income and expense to Certificate Owners and the IRS on Schedule K-1. The Trust will provide the Schedule K-1 information to nominees that fail to provide the Trust with the information statement described below and the nominees will be required to forward this information to the beneficial owners of the certificates. Generally, holders must timely file tax returns that are consistent with the information return filed by the Trust or be subject to penalties unless the holder notifies the IRS of all the inconsistencies.

         Under Section 6031 of the Code, any person that holds certificates as a nominee at any time during a calendar year is required to furnish the Trust with a statement containing specific information on the nominee, the beneficial owners and the certificates so held. The information includes (1) the name, address and taxpayer identification number of the nominee and (2) as to each beneficial owner:

         (1)      the name, address and identification number of such person;

         (2) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing; and

         (3) particular information on certificates that were held, bought or sold on behalf of the person throughout the year.

In addition, brokers and financial institutions that hold certificates through a nominee are required to furnish directly to the Trust information as to themselves and their ownership of certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any information statement to the Trust. The information referred to above for any calendar year must be furnished to the Trust on or before the following January
31. Nominees, brokers and financial institutions that fail to provide the Trust with the information described above may be subject to penalties.

         The Company ordinarily will be designated as the tax matters partner for each Trust in the related Trust Agreement and, as the tax matters partner, will be responsible for representing the Certificate Owners in some specific disputes with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before the later of three years after the date on which the partnership information return is filed or the last day for filing the return for the applicable year, determined without regard to extensions. Any adverse determination following an audit of the return of the Trust by the appropriate taxing authorities could result in an adjustment of the returns of the Certificate Owners, and, under some circumstances, a Certificate Owner may be precluded from separately litigating a proposed


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adjustment to the items of the Trust. An adjustment could also result in an audit of a Certificate Owner's returns and adjustments of items not related to the income and losses of the Trust.

         A special audit system exists for qualifying large partnerships that have elected to apply a simplified flow-through reporting system under Sections 771 through 777 of the Code. To the extent provided in the related prospectus supplement, a Trust will not elect to apply the simplified flow-through reporting system.

         Taxation of Certain Foreign Certificate Owners. As used below, the term "Non-United States Owner" means a Certificate Owner that is not a United States person, as defined under "Tax Consequences to Note Owners--Foreign Investors in Notes" above.

         It is not clear whether the Trust would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to Non-United States Owners because there is no clear authority dealing with that issue under facts substantially similar to those described in this prospectus. Although it is not expected that the Trust would be engaged in a trade or business in the United States for these purposes, the Trust will withhold as if it were so engaged in order to protect the Trust from possible adverse consequences of a failure to withhold. The Trust expects to withhold on the portion of its taxable income that is allocable to Non-United States Owners pursuant to Section 1446 of the Code, as if the income were effectively connected to a U.S. trade or business, at a rate of 35% for Non-United States Owners that are taxable as corporations and 39.6% for all other Non-United States Owners.

         Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust to change its withholding procedures.

         Each Non-United States Owner might be required to file a U.S. individual or corporate income tax return on its share of the Trust's income including, in the case of a corporation, a return in respect of the branch profits tax. Assuming the Trust is not engaged in a U.S. trade or business, a Non-United States Owner would be entitled to a refund with respect to all or a portion of taxes withheld by the Trust if, in particular, the Owner's allocable share of interest from the Trust constituted "portfolio interest" under the Code.

         The interest, however, may not constitute "portfolio interest" if, among other reasons, the underlying obligation is not in registered form or if the interest is determined without regard to the income of the Trust, in the later case, the interest being properly characterized as a guaranteed payment under Section 707(c) of the Code. If this were the case, Non-United States Owners would be subject to a United States federal income and withholding tax at a rate of 30 percent on the Trust's gross income, without any deductions or other allowances for costs and expenses incurred in producing the income, unless reduced or eliminated pursuant to an applicable treaty. In this case, a Non-United States Owner would only be entitled to a refund for that portion of the taxes, if any, in excess of the taxes that should have been withheld with respect to the interest.

         Backup Withholding. Distributions made on the certificates and proceeds from the sale of the certificates will be subject to a "backup" withholding tax of up to 31 percent if, in general, the Certificate Owner fails to comply with particular identification procedures, unless the holder


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is an exempt recipient under applicable provisions of the Code and, if necessary, demonstrates such status. Any amounts so withheld would be refunded by the IRS or allowable as a credit against the Certificate Owner's federal income tax.

Tax Consequences to Certificate Holders of LLC

         Treatment of the LLC as a Partnership. The LLC will agree, and the related Certificate Owners will agree by their purchase of certificates, if there is more than one Certificate Owner, to treat the LLC as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the LLC, the partners of the partnership being the Certificate Owners, including, to the extent relevant, the seller in its capacity as recipient of distributions from any reserve fund, and the notes being debt of the partnership, and if there is one Certificate Owner, to treat the Certificate Owner as the owner of the assets of the LLC and to treat the LLC as a disregarded entity. See "Tax Consequences to Certificate Owners of Owner Trust" for general information regarding the material United States federal income tax consequences of acquiring, holding and disposing of a partnership interest in a partnership such as the LLC.

Grantor Trusts

         Characterization. In the case of a grantor trust, Federal Tax Counsel will deliver its opinion that the Trust will not be classified as an association taxable as a corporation and that the Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, beneficial owners of certificates (referred to in this Prospectus as "grantor trust certificateholders") will be treated for federal income tax purposes as owners of a portion of the Trust's assets as described below. The certificates issued by a Trust that is treated as a grantor trust are referred to in this prospectus as "grantor trust certificates".

         Taxation of Grantor Trust Certificateholders. Subject to the discussion below under "Stripped Certificates" and "Subordinated Certificates", each grantor trust certificateholder will be treated as the owner of a pro rata undivided interest in the Primary Assets and other assets of the Trust. Accordingly, and subject to the discussion below of the recharacterization of the Servicing Fee, each grantor trust certificateholder must include in income its pro rata share of the interest and other income from the Primary Assets, including any interest, original issue discount, market discount, prepayment fees, assumption fees, and late payment charges with respect to the assets, and, subject to limitations discussed below, may deduct its pro rata share of the fees and other deductible expenses paid by the Trust, at the same time and to the same extent as these items would be included or deducted by the grantor trust certificateholder if the grantor trust certificateholder held directly a pro rata interest in the assets of the Trust and received and paid directly the amounts received and paid by the Trust. Any amounts received by a grantor trust certificateholder in lieu of amounts due with respect to any Primary Asset because of a default or delinquency in payment generally will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each grantor trust certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the servicer, provided that these amounts are reasonable compensation for services rendered to the Trust. Grantor trust certificateholders that are


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


individuals, estates or trusts will be entitled to deduct their share of expenses only to the extent these expenses plus all other miscellaneous itemized deductions exceed two percent of the grantor trust certificateholder's adjusted gross income, and will be allowed no deduction for these expenses in determining their liabilities for alternative minimum tax. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds a prescribed threshold amount will be reduced by the lesser of (1) 3% of the excess of adjusted gross income over the specified threshold amount or
(2) 80% of the amount of itemized deductions otherwise allowable for the applicable taxable year. In the case of a partnership that has 100 or more partners and elects to be treated as an "electing large partnership," 70% of the partnership's miscellaneous itemized deductions will be disallowed, although the remaining deductions will generally be allowed at the partnership level and will not be subject to the 2% floor that would otherwise be applicable to individual partners.

         The servicing compensation to be received by the servicer may be questioned by the IRS as exceeding a reasonable fee for the services being performed in exchange for the servicing compensation, and a portion of the servicing compensation could be recharacterized as an ownership interest retained by the servicer or other party in a portion of the interest payments to be made with respect to the Trust's assets. In this event, a certificate might be treated as a Stripped Certificate subject to the stripped bond rules of Section 1286 of the Code and the original issue discount provisions rather than to the market discount and premium rules. See the discussion below under "--Stripped Certificates". Except as discussed below under "Stripped Certificates" or "--Subordinated Certificates", this discussion assumes that the servicing fees paid to the servicer do not exceed reasonable servicing compensation.

         A purchaser of a grantor trust certificate will be treated as purchasing an interest in each Primary Asset in the Trust at a price determined by allocating the purchase price paid for the certificate among all Primary Assets in proportion to their fair market values at the time of the purchase of the certificate. To the extent that the portion of the purchase price of a grantor trust certificate allocated to a Primary Asset is less than or greater than the portion of the stated redemption price at maturity of the Primary Asset, the interest in the Primary Asset will have been acquired at a discount or premium. See "--Market Discount" and "--Premium" below.

         The treatment of any discount on a Primary Asset will depend on whether the discount represents original issue discount or market discount. Except as indicated otherwise in the applicable Prospectus Supplement, it is not expected that any Primary Asset (other than a Primary Asset that is a Treasury Strip or other instrument evidencing ownership of specific interest and/or principal of a particular bond) will have original issue discount (except as discussed below under "Stripped Certificates" or "Subordinated Certificates"). For the rules governing original issue discount, see "Trusts Which Are Not Treated as Grantor Trusts--Tax Consequences to Note Owners--Original Issue Discount" above. However, in the case of Primary Assets that constitute short-term Government Securities the rules set out above dealing with short-term obligations (see "Trusts Which Are Not Treated as Grantor Trusts--Tax Consequences to Note Owners-- Short-Term Notes" above) are applied with reference to acquisition discount rather than original issue discount, if the obligations constitute "short-term Government obligations" within the meaning of Section 1271 (a) (3) (B) of the Code. Further, if 20 percent or more of the grantor trust certificateholders are Short-Term Accruers, all holders of


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


grantor trust certificates may be required to accrue acquisition discount or original issue discount, as the case may be, with respect to short-term obligations held by the Trust in the same manner as a Short-Term Accruer would accrue such discount. See "Trusts Which Are Not Treated As Grantor Trusts--Tax Consequences to Note Owners-- Short-Term Notes" above.

         The information provided to grantor trust certificateholders will not include information necessary to compute the amount of discount or premium, if any, at which an interest in each Primary Asset is acquired.

         Market Discount. A grantor trust certificateholder that acquires an undivided interest in Primary Assets may be subject to the market discount rules of Sections 1276 through 1278 to the extent an undivided interest in a Primary Asset is considered to have been purchased at a "market discount". For a discussion of the market discount rules under the Code, see "Trusts Which Are Not Treated as Grantor Trusts --Tax Consequences to Note Owners--Market Discount" above. As discussed above, to the extent a Primary Asset is a Treasury Strip or other instrument evidencing ownership of specific interest and/or principal of a particular bond, it will be subject to the rules relating to original issue discount (in lieu of the rules relating to market discount). See "Tax Consequences to Note Owners--Original Issue Discount" above.

         Premium. To the extent a grantor trust certificateholder is considered to have purchased an undivided interest in a Primary Asset for an amount that is greater than the stated redemption price at maturity of the interest, the grantor trust certificateholder will be considered to have purchased the interest in the Primary Asset with "amortizable bond premium" equal in amount to the excess. For a discussion of the rules applicable to amortizable bond premium, see "Trusts Which Are Not Treated as Grantor Trusts --Tax Consequences to Note Owners--Premium" above.

         Stripped Certificates. Some classes of certificates may be subject to the stripped bond rules of Section 1286 of the Code and for purposes of this discussion will be referred to as "Stripped Certificates". In general, a Stripped Certificate will be subject to the stripped bond rules where there has been a separation of ownership of the right to receive some or all of the principal payments on a Primary Asset from ownership of the right to receive some or all of the related interest payments. In general, where a separation has occurred, under the stripped bond rules of Section 1286 of the Code, the holder of a right to receive a principal or interest payment on the bond is required to accrue into income, on a constant yield basis under rules governing original issue discount, see "Trusts Which Are Not Treated As Grantor Trusts--Tax Consequences to Note Owners--Original Issue Discount", the difference between the holder's initial purchase price for the right to receive and the principal or interest payment to be received with respect to that right.

         Certificates will constitute Stripped Certificates and will be subject to these rules under various circumstances, including the following:

         (1) if any servicing compensation is deemed to exceed a reasonable amount (see "Taxation of Grantor Trust Certificateholders" above);


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


         (2) if the Company or any other party retains a retained yield with respect to the Primary Assets held by the Trust;

         (3) if two or more classes of certificates are issued representing the right to non-pro rata percentages of the interest or principal payments on the Trust's assets; or

         (4) if certificates are issued which represent the right to interest-only payments or principal-only payments.

         The tax treatment of the Stripped Certificates with respect to the application of the original issue discount provisions of the Code is currently unclear. However, the trustee intends to treat each Stripped Certificate as a single debt instrument issued on the day it is purchased for purposes of calculating any original issue discount. Original issue discount with respect to a Stripped Certificate must be included in ordinary gross income for federal income tax purposes as it accrues in accordance with the constant yield method that takes into account the compounding of interest and this accrual of income may be in advance of the receipt of any cash attributable to that income. See "Trusts Which Are Not Treated As Grantor Trusts--Tax Consequences to Note Owners--Original Issue Discount" above. For purposes of applying the original issue discount provisions of the Code, the issue price of a Stripped Certificate will be the purchase price paid by each holder of the Stripped Certificate and the stated redemption price at maturity may include the aggregate amount of all payments to be made with respect to the Stripped Certificate whether or not denominated as interest. The amount of original issue discount with respect to a Stripped Certificate may be treated as zero under the original issue discount de minimis rules described above.

         Subordinated Certificates. In the event the Trust issues two classes of grantor trust certificates that are identical except that one class is a subordinate class, with a relatively high certificate rate, and the other is a senior class, with a relatively low certificate rate (referred to in this prospectus as the "Subordinate Certificates" and "Senior Certificates", respectively), the grantor trust certificateholders in the aggregate will be deemed to have acquired the following assets: (1) the principal portion of each Primary Asset plus a portion of the interest due on each Primary Asset (the "Trust Stripped Bond"), and (2) a portion of the interest due on each Primary Asset equal to the difference between the certificate rate on the Subordinate Certificates and the certificate rate on the Senior Certificates, if any, which difference is then multiplied by the Subordinate Class Percentage (the "Trust Stripped Coupon"). The "Subordinate Class Percentage" equals the initial principal balance of the Subordinate Certificates divided by the sum of the initial principal balance of the Subordinate Certificates and the Senior Certificates. The "Senior Class Percentage" equals the initial aggregate principal amount of the Senior Certificates divided by the sum of the initial aggregate principal amount of the Subordinate Certificates and the Senior Certificates.

         The senior certificateholders in the aggregate will own the Senior Class Percentage of the Trust Stripped Bond and accordingly each Senior Certificateholder will be treated as owning its pro rata share of such asset. The Senior Certificateholders will not own any portion of the Trust Stripped Coupon. The subordinate certificateholders in the aggregate own both the Subordinate Class Percentage of the Trust Stripped Bond plus 100% of the Trust Stripped Coupon, if any, and accordingly each Subordinate Certificateholder will be treated as owning its pro rata share in both assets. The Trust Stripped Bond will be treated as a "stripped bond" and the Trust Stripped Coupon will be treated as "stripped coupons" within the meaning of Section 1286 of the Code.

         Although not entirely clear, the interest income on the Subordinate Certificates and the portion of the Servicing Fee allocable to such certificates that does not constitute excess servicing will be treated by the Trust as qualified stated interest, assuming the interest with respect to the Primary Assets would otherwise qualify as qualified stated interest. Accordingly, except to the extent modified below, the income of the Subordinate Certificates will be reported in the same manner as described generally above for holders of Senior Certificates.

         If the Subordinate Certificateholders receive a distribution of less than their share of the Trust's receipts of principal or interest (the "Shortfall Amount") because of the subordination of the Subordinate Certificates, holders of Subordinate Certificates would probably be treated for federal income tax purposes as if they had:

         (1)      received as distributions their full share of receipts;

         (2) paid over to the senior certificateholders an amount equal to the Shortfall Amount; and

         (3) retained the right to reimbursement of the relevant amounts to the extent these amounts are otherwise available as a result of collections on the Primary Assets or amounts available from a reserve account or other form of credit or cash flow enhancement, if any.

         Under this analysis:

         (1) subordinate certificateholders would be required to accrue as current income any interest income, original issue discount, or (to the extent paid on assets of the Trust) accrued market discount of the Trust that was a component of the Shortfall Amount, even though that amount was in fact paid to the Senior Certificateholders;

         (2) a loss would only be allowed to the subordinate certificateholders when their right to receive reimbursement of the Shortfall Amount became worthless (i.e., when it becomes clear that amount will not be available from any source to reimburse the loss); and

         (3) reimbursement of the Shortfall Amount prior to a claim of worthlessness would not be taxable income to subordinate certificateholders because the amount was previously included in income.

Those results should not significantly affect the inclusion of income for Subordinate Certificateholders on the accrual method of accounting, but could accelerate inclusion of income to Subordinate Certificateholders on the cash method of accounting by, in effect, placing them on the accrual method. Moreover, the character and timing of loss deductions are unclear. Subordinate Certificateholders are strongly urged to consult their own tax advisors regarding the appropriate timing, amount and character of any losses sustained with respect to the Subordinate Certificates including any loss resulting from the failure to recover previously accrued interest or discount income.

         Election to Treat All Interest as Original Issue Discount. The Treasury regulations relating to original issue discount permit a grantor trust certificateholder to elect to accrue all interest, discount, including de minimis market or original issue discount, reduced by any premium, in income as interest, based on a constant yield method. If an election were to be made with respect to an interest in a Primary Asset with market discount, the Certificate Owner would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that the grantor trust certificateholder acquires during the year of the election or afterward. See "--Market Discount" above. Similarly, a grantor trust certificateholder that makes this election for an interest in a Primary Asset that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that the grantor trust certificateholder owns at the beginning of the first taxable year to which the election applies or acquires afterward. See "--Premium" above. The election to accrue interest, discount and premium on a constant yield method with respect to a grantor trust certificate is irrevocable.

         Prepayments. The Taxpayer Relief Act of 1997 (the "1997 Act") contains a provision requiring original issue discount on any pool of debt instruments the yield on which may be affected by reason of prepayments be calculated taking into account the Prepayment Assumption and requiring the discount to be taken into income on the basis of a constant yield to assumed maturity taking account of actual prepayments. The legislative history to the 1986 Act states that similar rules apply with respect to market discount and amortizable bond premium on debt instruments.

         Sale or Exchange of a Grantor Trust Certificate. Sale or exchange of a grantor trust certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount realized, exclusive of amounts attributable to accrued and unpaid interest, which will be treated as ordinary income, allocable to the Primary Asset and the owner's adjusted basis in the grantor trust certificate. The adjusted basis generally will equal the seller's cost for the grantor trust certificate, increased by the original issue discount and any market discount included in the seller's gross income with respect to the grantor trust certificate, and reduced, but not below zero, by any premium amortized by the seller and by principal payments on the grantor trust certificate previously received by the seller. The gain or loss will, except as discussed below, be capital gain or loss to an owner for which the Primary Assets represented by a grantor trust certificate are "capital assets" within the meaning of Section 1221. A capital gain or loss will be long-term or short-term depending on whether or not the grantor trust certificate has been owned for the long-term capital gain holding period, currently more than one year.

         Notwithstanding the foregoing, any gain realized on the sale or exchange of a grantor trust certificate will be ordinary income to the extent of the seller's interest in accrued market discount on Primary Assets not previously taken into income. See "--Market Discount" above. Further, grantor trust certificates will be "evidences of indebtedness" within the meaning of
Section 582(c)(1), so that gain or loss recognized from the sale of a grantor trust certificate by a bank or thrift institution to which such section applied will be treated as ordinary gain or loss.

         Foreign Investors in Grantor Trust Certificates. A holder of grantor trust certificate who is not a "United States person" (as defined above at "Trusts Which Are Not Treated As Grantor Trusts--Tax Consequences to Note Owners--Foreign Investors in Notes") and is not subject to federal income tax as a result of any direct or indirect connection to the United States other than its ownership of a grantor trust certificate generally will not be subject to United States income or withholding tax in respect of payments of interest or original issue discount on its grantor trust certificate to the extent attributable to debt obligations held by the Trust that were originated after July 18, 1984, provided that the grantor trust certificateholder complies to the extent necessary with certain certification requirements which generally relate to the identity of the beneficial owner and the status of the beneficial owner as a person that is not a United States person. Interest or original issue discount on a grantor trust certificate attributable to debt obligations held by the Trust that were originated prior to July 19, 1984 will be subject to a 30% withholding tax (unless such tax is reduced or eliminated by an applicable tax treaty). All holders of grantor trust certificates should consult their tax advisors regarding the tax documentation and certifications that must be provided to secure any applicable exemptions from United States withholding taxes.

         Any capital gain realized on the sale or other taxable disposition of a grantor trust certificate by a Foreign Person, as defined above at "Trusts Which Are Not Treated As Grantor Trusts--Tax Consequences to Note Owners--Foreign Investors in Notes" generally will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the Foreign Person and (ii) in the case of an individual Foreign Person, the Foreign Person is not present in the United States for 183 days or more in the taxable year.

         If the interest, gain or income with respect to a grantor trust certificate held by a Foreign Person is effectively connected with the conduct of a trade or business in the United States by the Foreign Person (although exempt from the withholding tax previously discussed if the holder provides an appropriate statement establishing that such income is so effectively connected), the holder generally will be subject to United States federal income tax on the interest, gain or income at regular federal income tax rates. In addition, if the Foreign Person is a foreign corporation, it may be subject to a branch profits tax equal to 30% of its "effectively connected earnings and profits," within the meaning of the Code, for the taxable year, as adjusted for certain items, unless it qualifies for a lower rate under an applicable tax treaty (as modified by the branch profits tax rules).

         Backup Withholding. Distributions made on the grantor trust certificates and proceeds from the sale of the grantor trust certificates will be subject to a "backup" withholding tax of 31% if, in general, the grantor trust certificateholder fails to comply with particular identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code and, if necessary, demonstrates such status. Any amounts so withheld would be refunded by the IRS or allowable as a credit against the grantor trust certificateholder's federal income tax.

                       STATE AND LOCAL TAX CONSIDERATIONS

         The discussion above does not address the tax consequences of purchase, ownership or disposition of certificates or notes under any state or local tax laws. We recommend that investors consult their own tax advisors regarding state and local tax consequences.


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


                              ERISA CONSIDERATIONS

         Section 406 of ERISA and Section 4975 of the Code prohibit a pension, profit-sharing or other employee benefit plan, as well as individual retirement accounts and specified types of Keogh Plans and collective investment funds or insurance company general or separate accounts in which these plans and accounts are invested (we refer to each of these as a "benefit plan") from engaging in specified transactions with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to that benefit plan. A violation of these "prohibited transaction" rules may result in an excise tax or other penalties and liabilities under ERISA and the Code for these persons. The acquisition or holding of securities by a benefit plan could be considered to give rise to a prohibited transaction if the seller, the servicer, the related issuer or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to that benefit plan.

Exemptions Available to Debt Instruments

         In addition, transactions involving the Issuer might be deemed to constitute prohibited transactions under ERISA and the Code with respect to a benefit plan that purchased securities if assets of the Issuer were deemed to be assets of the benefit plan. Under a regulation issued by the U.S. Department of Labor, the assets of the Issuer would be treated as plan assets of a benefit plan for the purposes of ERISA and the Code only if the benefit plan acquired an "equity interest" in the Issuer and none of the exceptions contained in the plan assets regulation applied. An equity interest is defined under the plan assets regulation as an interest other than an instrument that is treated as indebtedness under applicable local law and that has no substantial equity features. It is likely that the certificates will be treated as an equity interest for these purposes. For additional information regarding the equity or debt treatment of notes, see "ERISA Considerations" in the prospectus supplement.

         Without regard to whether the notes are treated as an equity interest for these purposes, the acquisition or holding of notes by or on behalf of a benefit plan could be considered to give rise to a prohibited transaction if the servicer, the seller, the Issuer or any of their respective affiliates is or becomes a party in interest or a disqualified person with respect to that benefit plan. Exemptions from the prohibited transaction rules could apply to the purchase and holding of the notes by a benefit plan depending on the type and circumstances of the plan fiduciary making the decision to acquire the notes. These exemptions include: Prohibited Transaction Class Exemption 96-23, regarding transactions effected by "in-house asset managers"; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 90-1, regarding investments by insurance company pooled separate accounts; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers." Each purchaser of debt securities will be deemed to represent that either (a) it is not acquiring the securities with the assets of a benefit plan or (b) the acquisition and holding of the securities will not give rise to a nonexempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.

         Employee benefit plans that are governmental plans as defined in
Section 3(32) of ERISA and specified church plans as defined in Section 3(33) of ERISA are not subject to the ERISA requirements discussed above, however, governmental plans may be subject to comparable state law restrictions.


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


         We suggest that a fiduciary considering the purchase of securities on behalf of a benefit plan consult with its ERISA advisors and refer to the prospectus supplement regarding the eligibility of the notes for purchase by plans, whether the assets of the Issuer would be considered plan assets, the possibility of exemptive relief from the prohibited transaction rules and other issues and their potential consequences.

Underwriter Exemption

         The DOL issued an individual exemption to Banc of America Securities LLC (Prohibited Transaction Exemption ("PTE") 96-92 (December 17, 1996), as amended by PTE 97-34 (1997) and PTE 2000-58 (2000) which is applicable to notes or certificates which meet its requirements whenever Banc of America Securities LLC or its affiliate is the sole underwriter, manager or co-manager of an underwriting syndicate or is the selling or placement agent.

         The Exemption provides relief from specified prohibited transaction and conflict-of-interest rules of ERISA with respect to the initial purchase, holding and subsequent resale by benefit plans of pass-through securities or securities denominated as debt instruments that represent interests in an investment pool for which the underwriter is the sole underwriter or the co-manager of an underwriting syndicate and that consist of specified secured receivables, loans and other obligations that meet the conditions and requirements of the Exemption. The receivables covered by the Exemption include motor vehicle credit instruments such as the retail installment sales contracts securing the notes and certificates offered by this prospectus.

         The Exemption will apply only if specific conditions are met. Among the conditions that must be satisfied for the Exemption to apply to the acquisition of the notes or certificates by a benefit plan are the following:

         (1) The acquisition of notes or certificates by a benefit plan is on terms, including the price, that are at least as favorable to the benefit plan as they would be in an arm's-length transaction with an unrelated party;

         (2) The notes or certificates acquired by the benefit plan have received a rating at the time of such acquisition that is in one of the four highest generic rating categories from S&P, Moody's or Fitch, Inc.;

         (3) The sum of all payments made to the underwriter in connection with the distribution of the notes or certificates represents not more than reasonable compensation for underwriting the notes or certificates. The sum of all payments made to and retained by the seller pursuant to the sale of the receivables to the Issuer represents not more than the fair market value of the receivables. The sum of all payments made to and retained by the servicer represents not more than reasonable compensation for the servicer's services as servicer under the related agreements and reimbursement of the servicer's reasonable expenses in connection with these services;

         (4) The owner trustee is a substantial financial institution and is not an "affiliate," as defined in the exemption, of any other member of the "restricted group," which consists of the underwriter, the trustee, the seller, the servicer, any subservicer, the insurer, any obligor with respect to retail installment sales contracts and installment loans constituting more than 5% of the aggregate unamortized principal balance of the assets of the Issuer as of the date of initial issuance of the notes or certificates and any affiliate of these parties;

         (5) The benefit plan investing in the notes or certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the SEC under the Securities Act; and

         (6)      The Issuer satisfies the following requirements:

                  (a) the corpus of the Issuer consists solely of assets of the type which have been included in other investment pools,

                  (b) securities in these other investment pools have been rated in one of the four highest generic rating categories of one of the rating agencies specified above for at least one year prior to the benefit plan's acquisition of the notes or certificates, and

                  (c) securities evidencing interests in these other investment pools have been purchased by investors other than benefit plans for at least one year prior to any benefit plan's acquisition of the notes or certificates.

         (7) The legal document establishing the Issuer contains restrictions necessary to ensure that the assets of the Issuer may not be reached by creditors of the seller in the event of its bankruptcy or insolvency, the sale and servicing agreement prohibits all parties from filing an involuntary bankruptcy or insolvency petition against the Issuer and a true sale opinion is issued in connection with the transfer of assets to the Issuer.

         Some transactions are not covered by the Exemption or any other exemption. The Exemption does not exempt the acquisition and holding of securities by benefit plans sponsored by the seller, the underwriter, the owner trustee, the servicer or any "obligor" (as defined in the exemption) with respect to receivables included in the Issuer constituting more than 5% of the aggregate unamortized principal balance of the assets in the restricted group. Moreover, the exemptive relief from the self-dealing/conflict-of-interest prohibited transaction rules of ERISA is available for other benefit plans only if, among other requirements:

         (1) a benefit plan's investment in the notes or certificates does not exceed 25% of all of the notes or certificates outstanding at the time of the acquisition;

         (2) immediately after the acquisition, no more than 25% of the assets of a benefit plan with respect to which the person who has discretionary authority to render investment advice are invested in securities representing an interest in an issuer containing assets sold or serviced by the same entity; and

         (3) in the case of the acquisition of notes or certificates in connection with their initial issuance, at least 50% of such securities are acquired by persons independent of the restricted group and at least 50% of the aggregate interest in the related issuer is acquired by persons independent of the restricted group.

         The Exemption will also apply to transactions in connection with the servicing, management and operation of the Issuer, provided that, in addition to the general requirements described above, (a) these transactions are carried out in accordance with the terms of a binding pooling and servicing agreement and (b) the pooling and servicing agreement is provided to, or described in all material respects in the prospectus provided to, investing benefit plans before the plans purchase the notes or certificates issued by the Issuer. All transactions relating to the servicing, management and operations of the Issuer will be carried out in accordance with the administration agreement, indenture and sale and servicing agreements, which will be described in all material respects in this prospectus and the prospectus supplement.

         Each purchaser that is a benefit plan or that is investing on behalf of or with plan assets of a benefit plan in reliance on the exemption will be deemed to represent that it qualifies as an accredited investor as defined in Rule 501(a)(1) of Regulation D of the Securities Act. In addition, each prospective purchaser of notes or certificates in reliance on the underwriter's exemption should consider the possibility that the rating of a note or certificate may change during the period that note or certificate is held. If the rating were to decline below BBB-, the note or certificate could no longer be transferred to a plan in reliance on the exemption. If the ratings decline below one of the four highest generic rating categories from S&P, Moody's or Fitch, each transferee will be deemed to represent that either (a) it is not purchasing the securities with plan assets of a benefit plan, or (b) it is an insurance company using the assets of its general account (within the meaning of PTCE 95-60) to effect such purpose and is eligible for and satisfies all of the conditions set forth in Sections I and III of PTCE 95-60.

         For more information, including whether an Exemption is likely to provide relief for a particular class of notes or certificates, see "ERISA Considerations" in the prospectus supplement. If you are a benefit plan fiduciary considering the purchase of the notes or certificates, you should consult with your counsel with respect to whether the Issuer will be deemed to hold plan assets and the applicability of an Exemption or another exemption from the prohibited transaction rules and determine on your own whether all conditions have been satisfied and whether the notes or certificates are an appropriate investment for a benefit plan under ERISA and the Code.

                                  UNDERWRITING

         Subject to the terms and conditions set forth in one or more underwriting agreements with respect to the securities of a series, the Company will agree to sell or cause the related Issuer to sell to Banc of America Securities LLC and the other underwriters, if any, named in the applicable prospectus supplement, and the underwriter will agree to purchase, the principal amount of each class of securities, as the case may be, of the related series set forth in the related underwriting agreement and in the related prospectus supplement. One or more classes of a series may not be subject to an underwriting agreement. Any of these classes will be retained by the seller or sold in private placement.

         In the underwriting agreement with respect to any given series of securities, the underwriter will agree, subject to the terms and conditions set forth in the underwriting agreement, to purchase all the securities offered by the related prospectus supplement if any of those securities are purchased.

         Each related prospectus supplement will either:

         (1) set forth the price at which each class of securities being offered thereby initially will be offered to the public and any concessions that may be offered to dealers participating in the offering of the securities; or

         (2) specify that the related securities are to be resold by the underwriter in negotiated transactions at varying prices to be determined at the time of sale. After the initial public offering of any securities, the public offering prices and concessions may be changed.

         Each underwriting agreement will provide that the seller will indemnify the underwriter against specified civil liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the underwriter may be required to make in respect thereof. Each Issuer may invest funds in its accounts in eligible investments acquired from the underwriter or from the seller, the company or any of their affiliates.

         The underwriter may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the securities in accordance with Regulation M under the Exchange Act. Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. The underwriter does not have an "overallotment" option to purchase additional securities in the offering, so syndicate sales in excess of the offering size will result in a naked short position. The underwriter must close out any naked short position through syndicate covering transactions in which the underwriter purchases securities in the open market to cover the syndicate short position. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the securities in the open market after pricing that would adversely affect investors who purchase in the offering. Stabilizing transactions permit bids to purchase the security so long as the stabilizing bids do not exceed a specified maximum. Penalty bids permit the underwriter to reclaim a selling concession from a syndicate member when the securities originally sold by the syndicate member are purchased in a syndicate covering transaction. These over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the securities to be higher than they would otherwise be in the absence of these transactions. Neither the seller nor the underwriter will represent that they will engage in any of these transactions or that these transactions, once commenced, will not be discontinued without notice.

         Pursuant to each underwriting agreement with respect to a given series of securities, the closing of the sale of any class of securities subject to the underwriting agreement will be conditioned on the closing of the sale of all other classes of securities of that series.

         The place and time of delivery for any series of securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

                            RATING OF THE SECURITIES

         Any class of offered securities will be:

         (1) rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the seller; and

         (2) identified in the related prospectus supplement as being in one of the rating agency's four highest rating categories, which are referred to as investment grade.

         The security ratings of the offered securities should be evaluated independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date. There is no assurance that the ratings initially assigned to any offered securities will not be lowered or withdrawn by the rating agency. In the event the rating initially assigned to any securities is subsequently lowered for any reason, no person or entity will be obligated to provide any credit or cash flow enhancement unless otherwise specified in the related prospectus supplement.

                           REPORTS TO SECURITYHOLDERS

         With respect to each series of securities, the servicer of the related Receivables will prepare for distribution to the related securityholders monthly and annual reports concerning the securities and the related Issuer. See "Certain Information Regarding the Securities--Statements to
Securityholders".

                             AVAILABLE INFORMATION

         The Company, as originator of the Issuers, has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (together with all amendments and exhibits to the Registration Statement, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities being offered by this prospectus. This prospectus does not contain all of the information set forth in the Registration Statement, some parts of which have been omitted in accordance with the rules and regulations of the Commission. In addition, the Company is subject to the informational requirements of the securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act files reports and other information with the Commission. The Registration Statement, reports and other information are available for inspection without charge at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this information can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the site is http://www.sec.gov.

         Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the underwriter will promptly deliver, or cause to be delivered, without charge, to the investor a paper copy of the prospectus supplement and prospectus.

                           FORWARD-LOOKING STATEMENTS

         This prospectus and the related prospectus supplement includes words such as "expects", "intends", "anticipates", "estimates" and similar words and expressions. Such words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties include, among other things, declines in general economic and business conditions, increased competitions, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond the control of the Company or the seller. The forward-looking statements made in this prospectus and the related prospectus supplement are accurate as of the date stated on the cover of the prospectus and the related prospectus supplement. The Company has no obligation to update or revise any such forward-looking statement.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the Company on behalf of the Issuer referred to in the related prospectus supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus and prior to the termination of the offering of the securities offered by the Issuer shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the dates of filing of the documents. Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus, or in the related prospectus supplement, or in any subsequently filed document that also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The Company on behalf of any Issuer will provide without charge to each person to whom a copy of this prospectus is delivered, on the written or oral request of the person, a copy of any or all of the documents incorporated in this prospectus by reference, except the exhibits to these documents. Requests for copies should be directed to: BAS Securitization LLC, Bank of America Corporate Center, Charlotte, North Carolina 28255, telephone (704) 388-2308.

                                 LEGAL MATTERS

         Some legal matters relating to the securities of any series will be passed upon by the law firms specified in the related prospectus supplement. Some related federal income tax and other matters will be passed upon for the Issuer, the Company and the seller, by the law firms specified in the related prospectus supplement.

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                               [Alternative pages - Prospectus]

                  Subject To Completion, Dated [     ]

                                   PROSPECTUS

                             BAS SECURITIZATION LLC

                               ASSET BACKED NOTES
                           ASSET BACKED CERTIFICATES

                              (ISSUABLE IN SERIES)
                      AUTO RECEIVABLES SECURITIES ISSUERS

Issuer:

         The assets of each Issuer will consist primarily of:

         (1)      one or more pools of:

                  - retail motor vehicle installment loans secured by new and used motor vehicles,

                  - securities evidencing ownership interests in or secured by loans similar to the types of loans described above;

         (2)      government securities;

         (3)      collections on the above assets;

         (4) liens on the financed vehicles and the rights to receive proceeds from claims on insurance policies;

         (5)      funds in the accounts of the issuer; and

         (6) any credit or cash flow enhancement obtained in favor of the issuer.

The Securities:

         Each Issuer may periodically issue asset-backed notes and/or certificates in one or more series with one or more classes which:

         (1) will represent indebtedness of the Issuer that issued those securities, in the case of the notes, or beneficial interests in the Issuer that issued those securities, in the case of the certificates;

         (2) will be paid only from the assets of the Issuer that issued those securities;

         (3) will represent the right to payments in the amounts and at the times described in the related prospectus supplement;

         (4) may benefit from one or more forms of credit or cash flow enhancement; and

         (5) will be issued as part of a designated series, which may include one or more classes of notes and one or more classes of certificates.

         Neither the SEC nor any state securities commission has approved or disapproved the offered securities or determined if this prospectus is accurate or complete. Making any contrary representation is a criminal offense.

         The notes and certificates will represent obligations of or interests in the Issuer only and are not guaranteed by BAS Securitization LLC or any of its affiliates, and neither the securities nor the underlying receivables are insured or guaranteed by any governmental entity.

         This prospectus may be used to offer and sell securities only if accompanied by a prospectus supplement for the related Issuer.

                The date of this prospectus is [        ].

                                  UNDERWRITING

         This prospectus may be used by Banc of America Securities LLC, an affiliate of the Company in connection with offers and sales related to market-making transactions in the securities in which Banc of America Securities LLC acts as principal. Banc of America Securities LLC may also act as agent in such transactions. Transactions will be at prices related to the prevailing prices at the time of sale.

         The place and time of delivery for the securities in respect of which this prospectus is delivered will be set forth in the related prospectus supplement.

                            RATING OF THE SECURITIES

         Any class of offered securities will be:

         (1) rated by at least one nationally recognized statistical rating agency or organization that initially rates the series at the request of the seller; and

         (2) identified in the related prospectus supplement as being in one of the rating agency's four highest rating categories, which are referred to as investment grade.

         The security ratings of the offered securities should be evaluated independently from similar ratings on other types of securities. A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the rating agencies. The rating does not address the expected schedule of principal repayments other than to say that principal will be returned no later than the final maturity date. There is no assurance that the ratings initially assigned to any offered securities will not be lowered or withdrawn by the rating agency. In the event the rating initially assigned to any securities is subsequently lowered for any reason, no person or entity will be obligated to provide any credit or cash flow enhancement unless otherwise specified in the related prospectus supplement.

                           REPORTS TO SECURITYHOLDERS

         With respect to each series of securities, the servicer of the related Receivables will prepare for distribution to the related securityholders monthly and annual reports concerning the securities and the related Issuer. See "Certain Information Regarding the Securities--Statements to
Securityholders".

                             AVAILABLE INFORMATION

         The Company, as originator of the Issuers, has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (together with all amendments and exhibits to the Registration Statement, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities being offered by this prospectus. This prospectus does not contain all of the information set forth in the Registration Statement, some parts of which have been omitted in accordance with the rules and regulations of the Commission. In addition, the Company is subject to the informational requirements of the securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance with the Exchange Act files reports and other information with the Commission. The Registration Statement, reports and other information are available for inspection without charge at the public reference facilities of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this information can be obtained from the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the site is http://www.sec.gov.

         Upon receipt of a request by an investor who has received an electronic prospectus supplement and prospectus from the underwriter or a request by the investor's representative within the period during which there is an obligation to deliver a prospectus supplement and prospectus, the underwriter will promptly deliver, or cause to be delivered, without charge, to the investor a paper copy of the prospectus supplement and prospectus.

                           FORWARD-LOOKING STATEMENTS

         This prospectus and the related prospectus supplement includes words such as "expects", "intends", "anticipates", "estimates" and similar words and expressions. Such words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties include, among other things, declines in general economic and business conditions, increased competitions, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in customer preferences, many of which are beyond the control of the Company or the seller. The forward-looking statements made in this prospectus and the related prospectus supplement are accurate as of the date stated on the cover of the prospectus and the related prospectus supplement. The Company has no obligation to update or revise any such forward-looking statement.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         All documents filed by the Company on behalf of the Issuer referred to in the related prospectus supplement with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this prospectus and prior to the termination of the offering of the securities offered by the Issuer shall be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the dates of filing of the documents. Any statement contained in this prospectus or in a document incorporated or deemed to be incorporated by reference in this prospectus shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained in this prospectus, or in the related prospectus supplement, or in any subsequently filed document that also is or is deemed to be incorporated by reference in this prospectus modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

         The Company on behalf of any Issuer will provide without charge to each person to whom a copy of this prospectus is delivered, on the written or oral request of the person, a copy of any or all of the documents incorporated in this prospectus by reference, except the exhibits to these documents. Requests for copies should be directed to: BAS Securitization LLC, Bank of America Corporate Center, Charlotte, North Carolina 28255, telephone (704) 388-2308.

                                 LEGAL MATTERS

         Some legal matters relating to the securities of any series will be passed upon by the law firms specified in the related prospectus supplement. Some related federal income tax and other matters will be passed upon for the Issuer, the Company and the seller, by the law firms specified in the related prospectus supplement.

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                                     [Alternate Pages - Form 1]

                           Subject To Completion, [ ]
                PROSPECTUS SUPPLEMENT (to prospectus dated [ ])
                               $[ ] (Approximate)

                       ASSET BACKED SECURITIES SERIES [ ]

                    [ ] AUTO RECEIVABLES OWNER TRUST [ ]-[ ]
                       [ ] AUTO RECEIVABLES [ ]-[ ], LLC
                                     Issuer

                             BAS SECURITIZATION LLC

                                   Depositor

                                      [ ]

                              Seller and Servicer

======================================================================================================================
                                       Principal  Interest    Legal Final    Price to     Underwriting   Proceeds to
                                        Balance      Rate     Payment Date    Public*       Discount      the Seller
----------------------------------------------------------------------------------------------------------------------
[ASSET BACKED NOTES]
----------------------------------------------------------------------------------------------------------------------
[ASSET BACKED CERTIFICATES]
======================================================================================================================

---------

* The aggregate proceeds to the issuer, before deducting expenses payable by or on behalf of the issuer estimated at $[ ], will be $[ ].

         Consider carefully the risk factors beginning on pages S-[ ] of this prospectus supplement and on page [ ] of the accompanying prospectus.

         For a list of capitalized terms used in this prospectus supplement and the accompanying prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the accompanying prospectus.

         The notes will represent obligations of the issuer [and the certificates will represent interests in the issuer] only and will not represent interests in or obligations of any other entity. The notes [and certificates] are not guaranteed by BAS Securitization LLC or any of its affiliates, and neither the securities nor the underlying receivables are insured or guaranteed by any governmental entity.

         This prospectus supplement may be used to offer and sell the notes only if accompanied by the accompanying prospectus.

         The notes will be issued by a [trust] [limited liability company]. The sources for payment of the notes are a pool of motor vehicle receivables [[a small percentage][approximately half][a majority] [substantially all][all] of which are the obligations of obligors with credit histories that are below prime] held by the issuer and cash held by the issuer.

         [We are only offering to you the notes.] [The certificates are subordinated to the notes to the extent described in this prospectus supplement. Interest and principal on the notes [and the certificates] are scheduled to be paid monthly, on the [ ]th day of the month.] The first scheduled payment date is [ ].

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus supplement or the attached prospectus is accurate or complete. Making any contrary representation is a criminal offense.

    Subject to the satisfaction of certain conditions, the underwriter named below is offering the notes [and certificates] at the price to public shown.
   The securities will be delivered in book entry form only on or about [ ].

                                  UNDERWRITING

         After the initial distribution of the securities by the underwriter, this prospectus supplement may be used by Banc of America Securities LLC, an affiliate of the Company in connection with offers and sales relating to market making transactions in the securities. Banc of America Securities LLC may act as principal or agent in such transactions. Such transactions will be at prices related to prevailing market prices at the time of sale.

                                    RATINGS

         It is a condition to the issuance of the notes [and the certificates] that they be rated "[___]" by [_________________] and "[___]" by
[____________________________] (each, a "Rating Agency"). The ratings of the notes [and certificates] will be based primarily on the receivables, the Reserve Account, and the terms of the notes. The ratings of the notes [and certificates] should be evaluated independently from similar ratings on other types of notes [and certificates]. The ratings do not address the possibility that noteholders [or certificateholders] may suffer a lower than anticipated yield.

         There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the notes [or certificates] is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit or cash flow enhancement with respect to these notes. There can be no assurance whether any other rating agency will rate any of the notes, or if one does, what rating would be assigned by any other rating agency. A security rating is not a recommendation to buy, sell or hold notes [or certificates].

                                 LEGAL MATTERS

         Certain legal matters with respect to the notes [and the certificates] will be passed upon for the Originator and the Seller by [ ]. Certain legal matters with respect to the notes [and the certificates] will be passed upon for the company and the Underwriter by Mayer, Brown & Platt, Charlotte, North Carolina. Mayer, Brown & Platt also will pass upon the material federal income tax consequences related to the notes [and the certificates].

================================================================================


         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this prospectus supplement and the prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Seller, the Servicer or the Underwriter. This prospectus supplement and the prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitations not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this prospectus supplement and the prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this prospectus supplement or the prospectus, respectively.




         Until [____________], 2001, all dealers effecting transactions in the [notes] [certificates], whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as Underwriter and with respect to their unsold allotments or subscriptions.



                             [Issuer]

                              [Notes]

                          [Certificates]

                      BAS Securitization LLC
                             Depositor


                         [_______________]
                        Seller and Servicer

                         [_______________]

                             [Insurer]




                      -----------------------
                            PROSPECTUS
                            SUPPLEMENT
                      ----------------------





                            Underwriter

                  Banc of America Securities LLC


================================================================================

[Alternate Pages - Form 2]

                           Subject To Completion, [ ]

                PROSPECTUS SUPPLEMENT (to prospectus dated [ ])
                               $[ ] (Approximate)
                      ASSET BACKED CERTIFICATES SERIES [ ]

                   [ ] AUTO RECEIVABLES GRANTOR TRUST [ ]-[ ]
                                     Issuer

                             BAS SECURITIZATION LLC
                                   Depositor

                                      [ ]
                              Seller and Servicer


=================================================================================================================
                                                                  Legal
                                                                  Final                                 Proceeds
                                      Principal   Certificate  Distribution   Price to   Underwriting    to the
                                       Balance       Rate         Date         Public*     Discount      Seller
-----------------------------------------------------------------------------------------------------------------
[CLASS A CERTIFICATES]
-----------------------------------------------------------------------------------------------------------------
[CLASS B CERTIFICATES]
=================================================================================================================

         *The aggregate proceeds to the issuing trust, before deducting expenses payable by or on behalf of the issuing trust estimated at $[ ], will be $[ ].

         Consider carefully the risk factors beginning on page S-[ ] of this prospectus supplement and on page [ ] of the accompanying prospectus.

         For a list of capitalized terms used in this prospectus supplement and the accompanying prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the accompanying prospectus.

         The certificates will represent interests in the trust fund only and will not represent interests in or obligations of any other entity. The certificates are not guaranteed by BAS Securitization LLC or any of its affiliates, and neither the securities nor the underlying receivables are insured or guaranteed by any governmental entity.

         This prospectus supplement may be used to offer and sell the certificates only if accompanied by the accompanying prospectus.

         The certificates will be issued by a trust. The sources for payment of the certificates are a pool of motor vehicle receivables [[a small percentage][approximately half][a majority][substantially all][all] of which are the obligations of obligors with credit histories that are below prime] held by the issuing trust and cash held by the issuing trust.

         We are only offering to you the certificates. Interest and principal on the certificates are scheduled to be distributed monthly, on the [ ]th of the month. The first scheduled distribution date is [ ].

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these certificates or determined if this prospectus supplement or the attached prospectus is accurate or complete. Making any contrary representation is a criminal offense.

         Subject to the satisfaction of certain conditions, the underwriter named below is offering the certificates at the price to public shown. The certificates will be delivered in book entry form only on or about [ ].

                                  UNDERWRITING

         After the initial distribution of the certificates by the underwriters, this Prospectus Supplement may be used by [Banc of America Securities LLC], an affiliate of the company in connection with offers and sales relating to market making transactions in the certificates. [Banc of America Securities LLC] may act as principal or agent in such transactions. Such transactions will be at prices related to prevailing market prices at the time of sale.

                                    RATINGS

         It is a condition to the issuance of the Class A certificates that the Class A certificates be rated "[ ]" by [ ] and "[ ]" by [ ] (each, a "Rating Agency"). It is a condition to the issuance of the Class B certificates that the Class B certificates be rated at least "[ ]" by [ ] and "[ ]" by [ ]. The ratings of the Class A certificates will be based primarily on the primary assets, the Reserve Account, and the terms of the certificates, including the subordination provided by the Class B certificates. The ratings of the Class B certificates will be based primarily on the primary assets and the Reserve Account. The ratings of the certificates should be evaluated independently from similar ratings on other types of certificates. The ratings do not address the possibility that certificateholders may suffer a lower than anticipated yield.

         There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the certificates is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit or cash flow enhancement with respect to these certificates. There can be no assurance whether any other rating agency will rate any of the certificates, or if one does, what rating would be assigned by any other rating agency. A security rating is not a recommendation to buy, sell or hold certificates.

                                 LEGAL MATTERS

         Some legal matters relating to the certificates and some related federal income tax and other matters will be passed upon for the Originator and the Seller by [ ]. Some legal matters relating to the certificates will be passed upon for the company and the Underwriter by Mayer, Brown & Platt, Charlotte, North Carolina. Mayer, Brown & Platt also will pass upon the material federal income tax consequences related to the certificates.

================================================================================


         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this prospectus supplement and the prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Seller, the Servicer or the Underwriter. This prospectus supplement and the prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitations not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this prospectus supplement and the prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this prospectus supplement or the prospectus, respectively.




Until [____________], 2001, all dealers effecting transactions in the [certificates], whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as Underwriter and with respect to their unsold allotments or subscriptions.



                             [Issuer]



                          [Certificates]

                      BAS Securitization LLC
                             Depositor


                         [_______________]
                        Seller and Servicer

                         [_______________]

                             [Insurer]




                     ------------------------
                            PROSPECTUS
                            SUPPLEMENT
                     ------------------------

                            Underwriter

                  Banc of America Securities LLC




================================================================================

                             INDEX OF DEFINED TERMS


Accounts.........................................................................................................48
Accrual Period...................................................................................................67
Actuarial Method.................................................................................................16
Actuarial Receivables............................................................................................16
Advances.........................................................................................................51
Amortization Period..............................................................................................34
Balloon Payment..................................................................................................16
Balloon Payment Receivable.......................................................................................16
Benefit Plan.....................................................................................................86
Cede.............................................................................................................35
Certificate Distribution Account.................................................................................48
Certificate Owners...............................................................................................64
Certificate Pool Factor..........................................................................................22
Clearing Agency..................................................................................................35
Clearing Corporation.............................................................................................35
Clearstream......................................................................................................35
Code.............................................................................................................64
Collateral Certificates..........................................................................................19
Collection Account...............................................................................................47
Collection Period................................................................................................50
Commission.......................................................................................................91
Company..........................................................................................................11
Definitive Certificates..........................................................................................43
Definitive Notes.................................................................................................43
Definitive Securities............................................................................................43
DTC..............................................................................................................35
DTC Indirect Participants........................................................................................36
DTC Participants.................................................................................................35
Eligible Deposit Account.........................................................................................48
Eligible Institution.............................................................................................48
Eligible Investments.............................................................................................48
Euroclear........................................................................................................35
Events of Default................................................................................................25
Exchange Act.....................................................................................................92
Federal Tax Counsel..............................................................................................64
Financed Vehicles................................................................................................11
Foreign Person...................................................................................................73
FTC Rule.........................................................................................................62
Government Securities............................................................................................21
Grantor Trust Certificateholders.................................................................................80
GSEs.............................................................................................................21
GSEs Bonds.......................................................................................................21
Holder-in-Due-Course.............................................................................................62
Indenture........................................................................................................23
Investment Earnings..............................................................................................48
IRS..............................................................................................................64
Issuer...........................................................................................................11
Limited Liability Company Agreement..............................................................................11
LLC..............................................................................................................11
Multiple Variable Rate Note......................................................................................70
Note Distribution Account........................................................................................47
Note Owners......................................................................................................64
Note Pool Factor.................................................................................................22
Objective Rate...................................................................................................69

                             INDEX OF DEFINED TERMS


OID..............................................................................................................42
OID Regulations..................................................................................................66
Owner Trust......................................................................................................65
Participants.....................................................................................................36
Payahead Account.................................................................................................48
Payaheads........................................................................................................50
Pool Balance.....................................................................................................23
Pooling and Servicing Agreement..................................................................................11
Precomputed Advance..............................................................................................50
Precomputed Receivables..........................................................................................16
Pre-Funded Amount................................................................................................48
Pre-Funding Account..............................................................................................49
Pre-Funding Period...............................................................................................49
Prepayment Assumption............................................................................................66
prepayments.......................................................................................................4
Presumed Single Qualified Floating Rate..........................................................................69
Presumed Single Variable Rate....................................................................................69
Primary Assets...................................................................................................11
Prospectus Supplement Form......................................................................................iii
PTE..............................................................................................................87
Qualified Floating Rate..........................................................................................69
Rating Agency....................................................................................................96
Receivable Maturity Date.........................................................................................50
Receivables......................................................................................................15
Receivables Purchase Agreement...................................................................................45
Registration Statement...........................................................................................91
Related Documents................................................................................................28
Repurchase Amount................................................................................................47
Reserve Account..................................................................................................53
Revolving Period.................................................................................................34
Rule of 78s Receivables..........................................................................................16
Sale and Servicing Agreement.....................................................................................12
Schedule of Receivables..........................................................................................46
Securities Act...................................................................................................91
Security Owners..................................................................................................64
Senior Certificates..............................................................................................82
Senior Class Percentage..........................................................................................82
Servicer Default.................................................................................................55
Servicing Fee....................................................................................................51
Servicing Fee Rate...............................................................................................51
Shortfall Amount.................................................................................................83
Short-Term Accruers..............................................................................................72
Short-Term Note..................................................................................................72
Simple Interest Advance..........................................................................................51
Simple Interest Method.......................................................................................16, 17
Simple Interest Receivables......................................................................................17
Single Variable Rate Note........................................................................................70
Stripped Certificates............................................................................................81
Subordinate Certificates.........................................................................................82
Subordinate Class Percentage.....................................................................................82
TIN..............................................................................................................42
Transfer and Servicing Agreements................................................................................46
Treasury Bonds...................................................................................................21
Treasury Strips..................................................................................................21
Trust............................................................................................................11
Trust Agreement..................................................................................................11

                             INDEX OF DEFINED TERMS


Trust Stripped Bond..............................................................................................82
Trust Stripped Coupon............................................................................................82
U.S. Person......................................................................................................43
Underlying Issuer................................................................................................19
Underlying Servicer..............................................................................................19
Underlying Trust Agreement.......................................................................................19
Underlying Trustee...............................................................................................19
Variable Rate Note...............................................................................................68

THE INFORMATION IN THIS PROSPECTUS SUPPLEMENT IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS SUPPLEMENT IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                                                       FORM 1(1)
                           SUBJECT TO COMPLETION, [ ]
                 PROSPECTUS SUPPLEMENT (TO PROSPECTUS DATED [ ])
                               $[ ] (APPROXIMATE)

                       ASSET BACKED SECURITIES SERIES [ ]

                    [ ] AUTO RECEIVABLES OWNER TRUST [ ]-[ ]
                        [ ] AUTO RECEIVABLES [ ]-[ ], LLC
                                     ISSUER

                             BAS SECURITIZATION LLC

                                    DEPOSITOR

                                       [ ]

                               SELLER AND SERVICER

======================================================================================================================
                                       Principal  Interest    Legal Final    Price to     Underwriting   Proceeds to
                                        Balance     Rate     Payment Date     Public*       Discount      the Seller
----------------------------------------------------------------------------------------------------------------------

[ASSET BACKED NOTES]
----------------------------------------------------------------------------------------------------------------------

[ASSET BACKED CERTIFICATES]
======================================================================================================================

---------------
* The aggregate proceeds to the issuer, before deducting expenses payable by or on behalf of the issuer estimated at $[ ], will be $[ ].

         CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGES S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE ACCOMPANYING PROSPECTUS.

         For a list of capitalized terms used in this prospectus supplement and the accompanying prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the accompanying prospectus.

         The notes will represent obligations of the issuer [and the certificates will represent interests in the issuer] only and will not represent interests in or obligations of any other entity. The notes [and certificates] are not guaranteed by BAS Securitization LLC or any of its affiliates, and neither the securities nor the underlying receivables are insured or guaranteed by any governmental entity.

         This prospectus supplement may be used to offer and sell the notes only if accompanied by the accompanying prospectus.

         The notes will be issued by a [trust] [limited liability company]. The sources for payment of the notes are a pool of motor vehicle receivables [[a small percentage][approximately half][a majority] [substantially all][all] of which are the obligations of obligors with credit histories that are below prime] held by the issuer and cash held by the issuer.

         [We are only offering to you the notes.] [The certificates are subordinated to the notes to the extent described in this prospectus supplement. Interest and principal on the notes [and the certificates] are scheduled to be paid monthly, on the [ ]th day of the month.] The first scheduled payment date is [ ].

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ATTACHED PROSPECTUS IS ACCURATE OR COMPLETE. MAKING ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

         Subject to the satisfaction of certain conditions, the underwriter named below is offering the notes [and certificates] at the price to public shown. The securities will be delivered in book entry form only on or about [ ].

                         BANC OF AMERICA SECURITIES LLC
                 The date of this prospectus supplement is [ ].

----------
(1) This form of prospectus supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form to reflect the specific parties, the structure of the securities, servicing provisions, receivables pool and provisions of the transaction documents.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

         We provide information to you about the securities offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your securities, and (2) this prospectus supplement, which describes the specific terms of your securities.

         If information varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the prospectus and, if given or made, the information or representations must not be relied upon as having been authorized by the issuer, BAS Securitization LLC, the underwriters or any dealer, salesperson or other person. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any security in any jurisdiction in which it is unlawful to make any similar offer or solicitation.

         We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.


                                   ----------


         Dealers will deliver a prospectus supplement and prospectus when acting as underwriter of the securities and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the securities will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.


                                   ----------

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                               TABLE OF CONTENTS

                             PROSPECTUS SUPPLEMENT

CAPTION                                                        PAGE
-------                                                        ----
SUMMARY OF TERMS................................................1

RISK FACTORS....................................................5

FORMATION OF THE ISSUER........................................11

THE ISSUER PROPERTY............................................12

THE RECEIVABLES POOL...........................................13

THE COMPANY....................................................17

THE SELLER.....................................................17

THE ORIGINATOR.................................................17

THE SERVICER...................................................17

USE OF PROCEEDS................................................20

WEIGHTED AVERAGE LIFE OF THE SECURITIES........................20

DESCRIPTION OF THE NOTES.......................................22

DESCRIPTION OF THE CERTIFICATES................................25

DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS...........26

FEDERAL INCOME TAX CONSEQUENCES................................37

STATE AND LOCAL TAX CONSEQUENCES...............................37

ERISA CONSIDERATIONS...........................................37

UNDERWRITING...................................................38

RATINGS........................................................39

LEGAL MATTERS..................................................39


                                   Prospectus

                                SUMMARY OF TERMS

         This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the securities, it is necessary that you read carefully this entire prospectus supplement and accompanying prospectus.

         While this summary contains an overview of certain calculations, cash flow priorities, and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.


PARTIES

THE ISSUER

         [[ ] Auto Receivables Owner Trust [ ]-[ ] is a Delaware [common law] [business] [trust] [ ] Auto Receivables [ ]-[ ], LLC is a Delaware limited liability company]. The issuer will issue the notes [and certificates] and will be liable for their payment. The issuer's principal asset will be a pool of motor vehicle receivables.

ORIGINATOR

         [ ] is a [ ] corporation. It will sell and contribute the motor vehicle receivables to the seller. The originator's principal executive offices are located at [ ].

SERVICER

         [ ] is a [ ] corporation. [ ] will also service the motor vehicle receivables held by the issuer. The servicer's principal executive offices are located at [ ].

SELLER

         [ ], a [ ], will assign the motor vehicle receivables to the company. [[ ] is [a wholly-owned subsidiary of the originator] [an affiliate of the originator].] The seller's principal executive offices are located at [ ].

COMPANY

         BAS Securitization LLC is a special purpose Delaware limited liability company. The company will purchase the receivables from the seller. The company's principal executive offices are located at Bank of America Corporate Center, Charlotte, North Carolina 28255, telephone (704) 386-5000.

[THE OWNER TRUSTEE

         [ ] is a [ ]. [ ] will be the owner trustee. The owner trustee's principal executive offices are located at [ ]].

THE INDENTURE TRUSTEE

         [ ] is a [ ]. [ ] will be the indenture trustee. The indenture trustee's principal executive offices are located at [ ].

DATES

INITIAL CUTOFF DATE

         [ ]. The issuer will receive payments due on, or received with respect to, the motor vehicle receivables after this date.

CLOSING DATE

         On or about [ ].

DESCRIPTION OF THE SECURITIES

         The issuer will issue asset backed notes [and certificates]. [Only the notes are offered to you pursuant to this prospectus supplement.]

         The notes [and certificates] will initially be issued in book-entry form only. The notes will be issued in minimum denominations of $1,000 and multiples of $1,000 in excess of $1,000 [and the certificates will be issued in minimum denominations of $10,000 and multiples of $1,000 in excess of $10,000].

         You may hold your notes [and certificates] through DTC in the United States.

         The notes [and the certificates] will be secured solely by the pool of receivables and the other assets of the issuer which are described under the section entitled "The Issuer Property".

         A collection period means, with respect to the initial payment date, the period from the initial cutoff date through the last day of the calendar month prior to the month in which the initial payment date occurs and, with respect to each following payment date, the calendar month prior to the month in which the payment date occurs.

PAYMENT DATES

         The payment date will be the [ ]th day of each month, or, if that day is not a business day, the next succeeding business day. The first payment date will be [ ].

         The record date for all payment dates is the [ ]th day of each month, or, if that day is not a business day, the prior business day.

         The legal final payment date on which interest and principal on the notes [and certificates] are required to be paid in full will be [ ].

INTEREST

         In the case of the first payment date, interest will accrue from [ ] through and excluding the first payment date of [ ]. For any subsequent payment interest will accrue on the notes [and certificates] during the month preceding each payment date. Interest on the notes [and certificates] will be calculated on a ["30/360" basis] ["actual/360" basis].

PRINCIPAL

         [Prior to achieving a required level of overcollateralization,] the amount of principal available to be distributed to the notes [and certificates] is generally equal to (1) the amount of collections on the motor vehicle receivables pool allocable to principal during the prior calendar month plus any losses recognized on the motor vehicle receivables pool during the prior calendar month and (2) a specified amount of excess interest received on the motor vehicle receivables pool during the prior calendar month, after paying specific expenses of the issuer, interest on the notes and funding the reserve account to the required level.

         [Once the required level of overcollateralization has been reached,] the amount of principal available to be distributed to the notes [and certificates] will be equal to [(1)] the amount of collections on the motor vehicle receivables pool allocable to principal during the prior calendar month plus any losses recognized on the motor vehicle receivables pool during the prior calendar month [less (2) the excess of (a) the amount of overcollateralization on the payment date less (b) the required level of overcollateralization on the payment date.] [Additionally, once the required level of overcollateralization has been reached, excess interest will no longer be used to create any further overcollateralization.]

         Principal distributable to the notes [and certificates] will be distributed to the notes [and certificates] until the outstanding principal amount of the notes [and outstanding principal balance of the certificates] is reduced to zero.

         In addition, the outstanding principal amount of the notes [and the outstanding principal balance of the certificates], to the extent not previously paid, will be payable on the legal final payment date of the related class of notes [and certificates].

THE ISSUER ASSETS

         The issuer's assets will include:

         -        the receivables;

         -        monies due on, or received under the receivables, after [ ];

         - an assignment of the security interests in the vehicles securing the motor vehicle receivables pool;

         -        the related files;

         - all rights to proceeds from claims on physical damage, credit life and disability insurance policies covering the motor vehicles or the obligors;

         - all rights to liquidation proceeds with respect to the motor vehicle receivables pool;

         - an assignment of the rights of the company under the receivables purchase agreement with the seller and the related rights of the seller under a receivables purchase agreement with the originator;

         - an assignment of the rights of the originator against dealers under agreements between the originator and these dealers;

         -        specific bank accounts;

         -        all proceeds of the foregoing; and

         - particular rights under the principal transaction documents for this offering.

THE RECEIVABLES

         The receivables are amounts owed by individuals under motor vehicle installment loans to purchase or refinance new or used automobiles, vans, trucks, buses and/or trailers, light duty trucks and other similar vehicles. [[A small percentage] [Approximately half] [A majority] [Substantially all] [All] of which are the obligations of obligors with credit histories that are below prime].

         The company expects that the receivables will have the following characteristics as of [ ]. As of the closing date, no more than 5% of the receivables will have characteristics that differ from those described in this prospectus supplement as of [ ].

-        Number of contracts                             [   ]

-        Principal Amount                               $[   ]
-        Contract Rates........                [   ]% to [   ]%
-        Weighted Average Contract Rate                 [    ]%
-        Original Term.........                          [   ] months to
                                                     [       ] months

-        Weighted Average Original Term................  [   ] months
-        Remaining term........                          [   ] months to
                                                       [     ] months
-        Weighted Average......
Remaining Term.................                          [   ] months
-        New...................                          [   ]%
-        Used..................                          [   ]%
-        States
[          ]...................                          [   ]%
[          ]...................                          [   ]%

OPTIONAL TERMINATION

         The notes [and certificates], if still outstanding, may be redeemed in whole, but not in part, on any payment date on which [ ] exercises its "clean-up call" option to purchase the motor vehicle receivables pool. This can only occur after the pool balance declines to [10%] or less of the original pool balance. The redemption price is at least equal to the unpaid principal amount of the notes [and certificates] plus accrued and unpaid interest on the notes [and certificates].

RATING OF THE NOTES [AND CERTIFICATES]

         The notes must receive at least the following ratings from [a nationally recognized rating agency] in order to be issued.

         The certificates must receive at least the following ratings from [a nationally recognized rating agency] in order to be issued.

TAX STATUS

         Mayer, Brown & Platt, federal tax counsel to the trust, is of the opinion that, for federal income tax purposes the notes will constitute indebtedness [and the certificates will constitute interests in a trust that will not be treated as an association taxable as a corporation or publicly traded partnership taxable as a corporation].

         The tax code is complex, and we recommend that you and your tax advisors review the information under the caption "Federal Income Tax Consequences" in this prospectus supplement and under the caption "Material Federal Income Tax Consequences" in the accompanying prospectus.

ERISA CONSIDERATIONS

         Subject to particular considerations and restrictions discussed in this prospectus supplement and in the accompanying prospectus under "ERISA Considerations", the notes are eligible for purchase by employee benefit plans. An employee benefit plan, any other retirement plan, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan should consult with its counsel before purchasing the notes [or certificates].

                                  RISK FACTORS

         The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the securities.

[CERTIFICATES WILL ABSORB CASH      The certificateholders will not receive any
SHORTFALLS AND LOSSES BEFORE        distribution of interest until the full
THE NOTES                           amount of interest on the notes has been
                                    paid on each payment date. The
                                    certificateholders will not receive any
                                    distributions of principal until the notes have been repaid in full. Holders of the certificates must rely for repayment upon payments on the receivables, and, if and to the extent available, amounts on deposit in the reserve account. If funds in the reserve account are exhausted, the trust will depend solely on current distributions on the receivables to make payments on the securities. Delinquent payments on the receivables may result in a shortfall in the distributions on the certificates on any distribution date due to the priority of payments on the notes. Although on each distribution date distributions of interest on the certificates rank senior to payments of principal of the notes, after an event of default or an acceleration of the notes, the principal amount of the notes must be paid in full prior to the distribution of any amounts on the certificates.]

[CLASS B NOTES ARE SUBJECT TO       The Class B notes bear greater credit risk
GREATER CREDIT RISK BECAUSE         than the Class A notes because the payment
THEY ARE SUBORDINATED TO THE        of interest on the Class B notes is
CLASS A NOTES                       subordinated in priority to the payment of
                                    interest due on the Class A notes and the payment of principal on the Class B notes will not be made until the principal of the Class A notes has been paid in full. This subordination could result in delays or reductions in the payment of principal and interest on the Class B notes.]

CERTAIN FEATURES OF THE             There are a number of features of the
RECEIVABLES POOL MAY RESULT         receivables in the pool that create
IN LOSSES                           additional risk of loss, including the
                                    following: [INSERT FEATURES.]

YOUR YIELD TO MATURITY MAY BE       The pre-tax yield to maturity is uncertain
REDUCED BY PREPAYMENTS              and will depend on a number of factors
                                    including the following:

                                    -        The amount of distributions of
                                             principal of the securities and the
                                             time when you receive those
                                             distributions depends on the amount
                                             and the times at which borrowers
                                             make principal payments on the
                                             receivables. Those principal
                                             payments may be
                                             regularly scheduled payments or
                                             unscheduled payments resulting
                                             from prepayments or defaults of
                                             the receivables.

                                    -        Asset backed securities, like the
                                             notes [and certificates], usually
                                             produce earlier repayment of
                                             principal to investors when market
                                             interest rates fall below the
                                             interest rates on the receivables
                                             and produce later repayment of
                                             principal when market interest
                                             rates are above the interest rates
                                             on the receivables. As a result,
                                             you are likely to receive more
                                             money to reinvest at a time when
                                             other investments generally are
                                             producing a lower yield than that
                                             on the securities, and are likely
                                             to receive less money to reinvest
                                             when other investments generally
                                             are producing a higher yield than
                                             that on the securities. You will
                                             bear the risk that the timing and
                                             amount of distributions on your
                                             securities will prevent you from
                                             attaining your desired yield.

                                    -        If the receivables are sold upon
                                             exercise of [ ] optional
                                             termination [or the auction call],
                                             you will receive the principal
                                             amount of your securities plus
                                             accrued interest through the
                                             related interest period. Because
                                             your securities will no longer be
                                             outstanding, you will not receive
                                             the additional interest payments
                                             that you would have received had
                                             the securities remained
                                             outstanding. If you bought your
                                             securities at a premium, your yield
                                             to maturity will be lower than it
                                             would have been if the optional
                                             termination had not been exercised.

CERTAIN OBLIGORS HAVE LITTLE        For approximately [ ]% of the aggregate
EQUITY IN THEIR FINANCED            outstanding principal amount of the
VEHICLES WHICH MAY RESULT IN        receivables, the original principal amount
MORE SEVERE LOSSES                  of the receivables exceeded the cost of the
                                    related financed vehicle. Although each such obligor was required to make a down payment from the obligor's own funds, those obligors have no equity in their vehicles. While those obligors had excellent credit histories at the time, the lack of any equity in their vehicles may make it more likely that those obligors will default if their personal financial conditions change.
                                    In addition, if such an obligor defaults and the vehicle is repossessed, the issuer is likely to suffer a loss.

USED VEHICLES INCLUDED IN THE       Some or all of the assets of an issuer may
RECEIVABLES POOL MAY INCUR          consist of financed vehicles that are used.
HIGHER LOSSES THAN NEW              Because the value of a used vehicle is
AUTOMOBILES                         more difficult to determine, upon sale of a
                                    repossessed vehicle, a greater loss may be incurred.

THE CONCENTRATION OF THE            Economic conditions in the states where
RECEIVABLES IN SPECIFIC             obligors reside may affect the delinquency,
GEOGRAPHIC AREAS MAY                loan loss and repossession experience of the
INCREASE THE RISK OF LOSS           issuer with respect to the receivables. As
                                    of the cutoff date, the billing addresses of the obligors with respect to approximately
                                    [ ]%, [ ]%, and [ ]% of the principal amount of the receivables were located in [ ], [ ] and [ ], respectively. Economic conditions in any state or region may decline over time and from time to time. Because of the concentration of the obligors in certain states, any adverse economic conditions in those states may have a greater effect on the performance of the securities than if the concentration did not exist.

NEWLY ORIGINATED LOANS MAY BE       Defaults on automobile loans tend to occur
MORE LIKELY TO DEFAULT WHICH        at higher rates during the first few years
MAY CAUSE LOSSES                    after origination of the automobile loans.
                                    Substantially all of the automobile loans will have been originated within [ ] months prior to the sale to the issuer. As a result, the issuer may experience higher rates of default than if the automobile loans had been outstanding for a longer period of time.

[RECEIVABLES THAT ARE BELOW         [A small percentage][Approximately half][A
PRIME RECEIVABLES MAY HAVE          majority] [Substantially all][All] of the
HIGHER DEFAULT RATES                receivables are the obligations of obligors
                                    with below prime credit histories and
                                    involve obligors who do not qualify for
                                    conventional motor vehicle financing as a result of, among other things, a lack of or adverse credit history, low income levels or the inability to provide adequate down payments. While the originator's underwriting guidelines are designed to establish that, notwithstanding such factors, the obligor is a reasonable credit risk, the default rate for such obligors may be higher than for more traditional motor vehicle financiers. In the event of such defaults, generally the most practical alternative is repossession of the financed vehicle. As a result, some losses on the receivables may be anticipated from repossessions and foreclosure sales that do not yield sufficient proceeds to repay the receivables in full. See "Material Legal
                                    Aspects of the Receivables" in the
                                    accompanying prospectus.] [NOTE: This risk factor to be used only when below prime receivables are included in the pool of receivables.]

COMMINGLING OF ASSETS BY THE        We will require the servicer to deposit all
SERVICER COULD REDUCE OR DELAY      payments on the receivables collected during
PAYMENTS ON THE SECURITIES          each collection period into the related
                                    collection account within two business days of receipt of the payments. However, if a servicer satisfies particular requirements for less frequent remittances we will not require the servicer to deposit the amounts into the collection account until the business day preceding each distribution date.

                                    Pending deposit into the collection
                                    account, collections may be invested by the servicer at its own risk and for its own benefit and will not be segregated from funds of the servicer. If the servicer were unable to remit the funds, the applicable securityholders might incur a loss. To the extent set forth in the related prospectus supplement, the servicer may, in order to satisfy the requirements described above, obtain a letter of credit or other security for the benefit of the related trust to secure timely remittances of collections on the receivables.

[YOU MAY SUFFER LOSSES DUE TO       The receivables include receivables which
RECEIVABLES WITH LOW APRS           have APRs that are less than the interest
                                    rates on the notes or certificates. Interest paid on the higher coupon receivables compensates for the lower coupon receivables to the extent such interest is paid by the issuer as principal on the notes or certificates and additional overcollateralization is created. Excessive prepayments on the higher coupon receivables may adversely impact your notes by reducing such interest payments available.

                                    [The target level of overcollateralization takes into account the mix of receivables by APR and potential changes in that mix.]]

A CHANGE IN SERVICER MAY            [ ] believes that its credit loss and
ADVERSELY AFFECT CONDITIONS ON      delinquency experience reflect in part its
THE AUTO LOANS                      trained staff and collection procedures. If
                                    a servicer termination event occurs under the sale and servicing agreement and [ ] is removed as servicer, or if [ ] resigns or is terminated as servicer, [the backup servicer] has agreed to assume the obligations of successor servicer. A change in servicer may result in a temporary disruption of servicing. There can be no assurance, however, that collections with respect to the receivables will not be adversely affected by any change in servicer.

                                    If [ ] is removed as servicer or is no
                                    longer able to act as the servicer, there may be delays in processing payments or losses on the receivables because of the disruption of transferring servicing to the successor servicer, or because the successor servicer is not as experienced in servicing as [ ]. This might cause you to experience delays in payments or losses on your securities.

[IF THE ISSUER DOES NOT USE ALL     If the issuer has not used all of the money
OF THE MONEY IN THE                 deposited in the pre-funding account to
PRE-FUNDING ACCOUNT, A              purchase additional receivables by [ ], then
MANDATORY REDEMPTION OF A           the holders of each of the notes [and
PORTION OF THE NOTES [AND           certificates] will receive a pro rata
CERTIFICATES] COULD RESULT          payment of principal in an amount equal to
                                    the unused amount of the amount remaining in the pre-funding account. The inability of the seller to obtain receivables meeting the requirements for sale to the issuer will increase the likelihood of a prepayment of principal. Any reinvestment risk from the mandatory prepayment of a portion of the notes from the unused amount will be borne by the holders of the notes [and certificates].]

[RISK OF RECHARACTERIZATION OF      The originator warrants to the seller that
TRUE SALE AS A PLEDGE               the sale and contribution of the motor
                                    vehicle loans by it to the seller is a valid sale and contribution of the motor vehicle loans. In addition, the originator and the seller have agreed to treat the transactions described herein as a sale and contribution of such motor vehicle loans to the seller, and the originator will take all actions that are required under applicable law to perfect the seller's ownership interest in the motor vehicle loans. Notwithstanding the foregoing, if the originator were to become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of the originator or the originator itself as debtor-in-possession were to take the position that the sale and contribution of motor vehicle receivables from the originator to the seller should be recharacterized as a pledge of such motor vehicle receivables to secure a borrowing from the originator, then delays in payments of collections of motor vehicle receivables could occur or (should the court rule in favor of any such trustee, debtor-in-possession or creditor) reductions in the amount of such payments could result.

                                    If the transfer of motor vehicle receivables to the seller were respected as a sale and contribution, the motor vehicle receivables would not be part of the originator's bankruptcy estate and would not be available to the originator's creditors.

                                    In addition, if the originator were to
                                    become a debtor in a bankruptcy case and a creditor or trustee-in-bankruptcy of such debtor or the originator itself were to request a court to order that the originator should be substantively consolidated with the seller, delays in payments on the notes [and certificates] could result. Should the bankruptcy court rule in favor of any such creditor, a trustee-in-bankruptcy or the originator, reductions in such payments could result.]

WITHDRAWAL OR DOWNGRADING OF        A security rating is not a recommendation to
INITIAL RATINGS MAY REDUCE THE      buy, sell or hold securities. Similar
PRICES FOR SECURITIES               ratings on different types of securities do
                                    not necessarily mean the same thing. You are encouraged to analyze the significance of each rating independently from any other rating. Any rating agency may change its rating of the securities after those securities are issued if that rating agency believes that circumstances have changed.
                                    Any subsequent change in rating will likely reduce the price that a subsequent purchaser will be willing to pay for the securities.



    [INSERT ANY ADDITIONAL RISK FACTORS APPLICABLE TO A PARTICULAR OFFERING.]

                             FORMATION OF THE ISSUER

THE ISSUER

         [[ ] Auto Receivables Owner Trust [ ]-[ ] is a [common law] [business] trust to be formed by the company under the laws of the State of Delaware pursuant to a trust agreement (the "TRUST AGREEMENT") [ ] Auto Receivables [ ]- [ ], LLC is a limited liability company formed under the laws of the State of Delaware pursuant to a limited liability company agreement (the "LIMITED LIABILITY COMPANY AGREEMENT")] for the transactions described in the accompanying prospectus (the "ISSUER"). After its formation, the Issuer will not engage in any activity other than:

         (1) acquiring, holding and managing the receivables and the other assets of the trust and proceeds therefrom;

         (2)      issuing the [certificates and the] notes;

         (3)      making payments on the [certificates and the] notes; and

         (4) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         The Issuer will initially be capitalized with equity of $[ ][, excluding amounts deposited in the Reserve Account, representing the initial principal balance of the certificates]. The notes [and certificates] will be transferred by the Issuer to the company in exchange for the receivables. The notes [and the certificates] will be sold to the Underwriter for cash. The Servicer will initially service the receivables pursuant to a sale and servicing agreement, to be dated as of [ ] (the "SALE AND SERVICING AGREEMENT"), among the Seller, the Issuer and the Servicer, and will be compensated for acting as the Servicer. See "Description of the Transfer and Servicing Agreements--Servicing Compensation" in this prospectus supplement and "--Servicing Compensation and Payment of Expenses" in the accompanying prospectus. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian for the receivables by the Issuer, but will not stamp the receivables to reflect the sale and assignment of the receivables to the Issuer, nor amend the certificates of title of the financed vehicles.

         If the protection provided to the investment of the securityholders in the Issuer by the Reserve Account is insufficient, the Issuer will look to the obligors of the receivables, and the proceeds from the repossession and sale of financed vehicles which secure defaulted receivables. In such event, there may not be sufficient funds to make distributions with respect to the securities.

         The Issuer's principal offices are in [ ] [in care of [ ], as owner trustee, at the address listed below under "--The Owner Trustee"].

CAPITALIZATION OF THE ISSUER

         The following table illustrates the capitalization of the Issuer as of the cutoff date, as if the issuance and sale of the notes [and the certificates] had taken place on such date:


Notes............................................    $[     ]
[Certificates....................................    $[     ]]
      Total......................................    $[     ]

[THE OWNER TRUSTEE

         [ ] is the owner trustee under the Trust Agreement. [ ] is a [ ] and its principal offices are located at [ ], [ ]. The owner trustee will perform limited administrative functions under the Trust Agreement[, including making distributions from the related certificate payment account]. The owner trustee's liability in connection with the issuance and sale of the [certificates and the] notes is limited solely to the express obligations of the owner trustee as set forth in the Trust Agreement.]

                              THE ISSUER PROPERTY

         The notes will be collateralized by the Issuer Property [(other than the related certificate payment account)]. [Each certificate represents a fractional undivided interest in the Issuer.] [The "ISSUER PROPERTY" will include the receivables, which were originated directly by the Originator or purchased indirectly by the Originator pursuant to agreements with dealers ("DEALER AGREEMENTS").] On the closing date, the Seller will buy the receivables from the Originator, the Seller will assign the receivables to the company, and the company will sell the receivables to the Issuer. The Servicer will, directly or through subservicers, service the receivables. The Issuer Property also includes:

         - all monies received under the receivables on and after the cutoff date and, with respect to receivables which are Actuarial Receivables, monies received thereunder prior to the cutoff date that are due on or after the cutoff date;

         - such amounts as from time to time may be held in the Collection Account, the Reserve Account, the Payahead Account, [and] the Note Distribution Account [and the related Certificate Payment Account], established and maintained by the Servicer pursuant to the Sale and Servicing Agreement as described below;

         -        security interests in the financed vehicles;

         - the rights of the Originator to receive proceeds from claims under certain insurance policies;

         - the rights of the Issuer under the Sale and Servicing Agreement and the related rights of the company under the Receivables Purchase Agreement;

         - the rights of the Originator to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the financed vehicles or the obligors of the financed vehicles;

         - all right, title and interest of the Seller (other than with respect to any dealer commission) with respect to the receivables under the related Dealer Agreements;

         -        rights with respect to any repossessed financed vehicles; and

         -        all proceeds (within the meaning of the UCC) of the foregoing.

         The Reserve Account will be maintained in the name of the indenture trustee for the benefit of the noteholders [and the certificateholders].

                              THE RECEIVABLES POOL

POOL COMPOSITION

         The receivables were selected from the Originator's portfolio by several criteria, including, as of the cutoff date, the following:

         - each Receivable has a scheduled maturity of not later than the legal final payment date of the securities;

         - each Receivable was originated in the United States of America;

         - each Receivable has an original term to maturity of not more than [ ] months and a remaining term to maturity of [ ] months or less as of the cutoff date;

         - approximately [ ]% of the initial Pool Balance was secured by new financed vehicles, and approximately [ ]% of the initial Pool Balance was secured by used financed vehicles;

         - each Receivable provides for level monthly payments which fully amortize the amount financed except, in the case of Simple Interest Receivables, for the last payment, which may be different from the level payment;

         - each Receivable is not more than [ ] days contractually past due as of the cutoff date and is not more than [ ] months paid ahead;

         - each Receivable has an outstanding principal balance between $[ ] and $[ ];

         -        each Receivable has a contract rate of no less than [ ]%; and

         - no Receivable has been at any time since origination or is, in default.

         As of the cutoff date, no obligor on any Receivable was noted in the related records of the Servicer as being the subject of any pending bankruptcy or insolvency proceeding. The latest scheduled maturity of any Receivable is not later than [ ]. No selection procedures believed to be adverse to securityholders were used in selecting the receivables.

         The Servicer considers an account past due if any portion of the payment due on a due date is not received by the succeeding due date for that account.

         The composition, distribution by remaining term, distribution by contract rate, geographic distribution and distribution by remaining principal of the receivables, in each case, as of the cutoff date are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

              COMPOSITION OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                             USED
                                                  NEW FINANCED              FINANCED
                                                    VEHICLES                VEHICLES                  TOTAL
                                                 --------------           -------------           ------------
Aggregate Principal Balance.............                  $[]                     $[]                      $[]
Number of Receivables...................                   []                      []                       []
Average Principal Balance...............                  $[]                     $[]                      $[]
Average Original Balance................                  $[]                     $[]                      $[]
Weighted Average Contract Rate..........                   [] %                    [] %                     [] %
Contract Rate (Range)...................             [] % -[] %              [] % -[] %               [] % -[] %
Weighted Average Original Term..........                   [] months               [] months                [] months
Original Term (Range)...................             [] to [] months         [] to [] months          [] to [] months
Weighted Average Remaining Term.........                   [] months               [] months                [] months
Remaining Term (Range)..................             [] to [] months         [] to [] months          [] to [] months



     DISTRIBUTION BY REMAINING TERM OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                                                   PERCENTAGE OF
                                                                        AGGREGATE PRINCIPAL      INITIAL REMAINING
    (RANGE)                                   NUMBER OF RECEIVABLES           BALANCE            TERM POOL BALANCE
    -------                                   ---------------------     -------------------      -----------------
Less than 30 months.....................               [   ]              $    [   ]                   [   ]%
30 to 35 months.........................               [   ]                   [   ]                   [   ]%
36 to 41 months.........................               [   ]                   [   ]                   [   ]%
42 to 47 months.........................               [   ]                   [   ]                   [   ]%
48 to 53 months.........................               [   ]                   [   ]                   [   ]%
54 to 59 months.........................               [   ]                   [   ]                   [   ]%
60 to 65 months.........................               [   ]                   [   ]                   [   ]%
66 to 71 months.........................               [   ]                   [   ]                   [   ]%
72 to 77 months.........................               [   ]                   [   ]                   [   ]%
78 to 89 months.........................               [   ]                   [   ]                   [   ]%
                                                       -----              ----------                  ------
      Total.............................               [   ]              $    [   ]                  100.00%
                                                       =====              ==========                  ======

     DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES AS OF THE CUTOFF DATE


   CONTRACT RATE                                                        AGGREGATE PRINCIPAL     PERCENTAGE OF ORIGINAL
      (RANGE)                                 NUMBER OF RECEIVABLES           BALANCE                POOL BALANCE
   -------------                              ---------------------     -------------------      ----------------------
8.00% to below..........................                [   ]              $    [   ]                    [   ]%
8.00% to 8.99%..........................                [   ]                   [   ]                    [   ]%
9.00% to 9.99%..........................                [   ]                   [   ]                    [   ]%
10.00% to 10.99%........................                [   ]                   [   ]                    [   ]%
11.00% to 11.99%........................                [   ]                   [   ]                    [   ]%
12.00% to 12.99%........................                [   ]                   [   ]                    [   ]%
13.00% to 13.99%........................                [   ]                   [   ]                    [   ]%
14.00% to 14.99%........................                [   ]                   [   ]                    [   ]%
15.00% to 15.99%........................                [   ]                   [   ]                    [   ]%
16.00% to 16.99%........................                [   ]                   [   ]                    [   ]%
17.00% to 17.99%........................                [   ]                   [   ]                    [   ]%
18.00% to 18.99%........................                [   ]                   [   ]                    [   ]%
19.00% to 19.99%........................                [   ]                   [   ]                    [   ]%
20.00% to 20.99%........................                [   ]                   [   ]                    [   ]%
21.00% to 21.99%........................                [   ]                   [   ]                    [   ]%
22.00% and above........................                [   ]                   [   ]                    [   ]%
                                                        -----              ----------                   ------
      Total.............................                [   ]              $    [   ]                   100.00%
                                                        =====              ==========                   ======


        GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                                                   PERCENTAGE OF
                                                                        AGGREGATE PRINCIPAL           INITIAL
STATE(1)                                      NUMBER OF RECEIVABLES           BALANCE               POOL BALANCE
--------                                      ---------------------     -------------------      -----------------
[                          ]............                [   ]            $      [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
[                          ]............                [   ]                   [   ]                    [   ]%
Others(2)...............................                [   ]                   [   ]                    [   ]%
                                                        -----                 - -----                   ------
      Total.............................                [   ]                 $ [   ]                   100.00%
                                                        =====                 =======                   ======

----------

(1) Based on billing addresses of the obligors as of the cutoff date, which may differ from the state of origination of the Receivable.
(2) Includes [ ] other states and [ ] none of which have a concentration of receivables in excess of [ ]% of the aggregate principal balance.

               DISTRIBUTION BY REMAINING PRINCIPAL BALANCE OF THE
                       RECEIVABLES AS OF THE CUTOFF DATE

                                                                                                   PERCENTAGE OF
   REMAINING PRINCIPAL                                                   AGGREGATE PRINCIPAL          INITIAL
     BALANCE (RANGE)                           NUMBER OF RECEIVABLES           BALANCE                BALANCE
   -------------------                        ----------------------    --------------------     -----------------


Below $1,000.............................                 [   ]          $         [   ]                  [   ] %
$1,000 to below $5,000...................                 [   ]                    [   ]                  [   ] %
$5,000 to below $10,000..................                 [   ]                    [   ]                  [   ] %
$10,000 to below $15,000.................                 [   ]                    [   ]                  [   ] %
$15,000 to below $20,000.................                 [   ]                    [   ]                  [   ] %
$20,000 to below $25,000.................                 [   ]                    [   ]                  [   ] %
$25,000 to below $30,000.................                 [   ]                    [   ]                  [   ] %
$30,000 to below $35,000.................                 [   ]                    [   ]                  [   ] %
$35,000 to below $40,000.................                 [   ]                    [   ]                  [   ] %
$40,000 to below $45,000.................                 [   ]                    [   ]                  [   ] %
$45,000 to below $50,000.................                 [   ]                    [   ]                  [   ] %
$50,000 to below $55,000.................                 [   ]                    [   ]                  [   ] %
                                                          -----                 --------                  ------
      Total..............................                 [   ]                 $  [   ]                  100.00%
                                                          =====                 ========                  ======

         As of the cutoff date, approximately [ ]% of the aggregate principal balance of the Simple Interest Receivables, constituting [ ]% of the number of Simple Interest Receivables, were between [ ] payment and [ ] payments paid-ahead. See "Maturity and Prepayment Assumptions--Paid-Ahead Receivables" in the accompanying prospectus.

         The Servicer may accede to an obligor's request to pay scheduled payments in advance, in which event the obligor will not be required to make another regularly scheduled payment until the time a scheduled payment not paid in advance is due. The amount of any payment made, which are not amounts representing Payaheads, in advance will be treated as a principal prepayment and will be distributed as part of the Principal Distribution Amount in the month following the Collection Period in which the prepayment was made. The "Collection Period" with respect to the initial distribution date will be the period from the initial cutoff date through the last day of the calendar month preceding the calendar month in which the initial distribution date occurs and with respect to each following distribution date will be the calendar month preceding the calendar month in which that distribution date occurs. See "Maturity and Prepayment Conditions" in this prospectus supplement.

OTHER CALCULATIONS

         In the event of the prepayment in full, voluntarily or by acceleration, of a Rule of 78s Receivable, under the terms of the contract a "refund" or "rebate" will be made to the obligor of the portion of the total amount of payments then due and payable allocable to "unearned" add-on interest, calculated in accordance with a method equivalent to the Rule of 78s. If an Actuarial Receivable is prepaid in full, with minor variations based upon state law, the Actuarial Receivable requires that the rebate be calculated on the basis of a constant interest rate. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a Rule of 78s Receivable generally will be less than the amount of a rebate on an Actuarial Receivable and generally will be less than the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule.

         [Each Issuer will account for the Rule of 78s Receivables as if the Receivables were Actuarial Receivables. Amounts received upon prepayment in full of a Rule of 78s Receivable in excess of the then outstanding principal balance of the Receivable and accrued interest on the Receivable, calculated pursuant to the actuarial method, will not be paid to noteholders [or passed through to certificateholders], but will be paid to the servicer as additional servicing compensation.]

                                  THE COMPANY

         The Company, BAS Securitization LLC, a wholly owned, special purpose, bankruptcy remote subsidiary of NB Holdings Corporation, was formed as a limited liability company under the laws of Delaware on January 10, 2002 and has a limited operating history. The Company was organized solely for the limited purpose of acquiring receivables and associated rights, issuing securities and engaging in related transactions. The Company's limited liability company agreement limits the activities of the Company to the foregoing purposes and to any activities incidental to and necessary for these purposes. The principal office of the Company is located at Bank of America Corporate Center, Charlotte, North Carolina 28255, telephone (704) 386-2308.

                                  [THE SELLER

         The Seller, [ ], is organized as a wholly-owned, special purpose, bankruptcy remote subsidiary of the Originator (the "SELLER" ). The Seller was organized for limited purposes, which includes selling and assigning receivables sold to it by the Originator to the company and any activities incidental to and necessary or convenient for the accomplishment of such purpose. The principal executive offices of the Seller are listed at [ ].]

                                 THE ORIGINATOR

         The Originator, [ ], is a [ ] organized under the laws of the state of [ ] (the "ORIGINATOR" ). The principal executive offices of [ ] are listed at
[ ]. [Insert information with respect to the Originator and including information related to origination, underwriting of motor vehicle contracts and credit scoring.]

                                  THE SERVICER

         The Servicer, [ ], is a [ ] organized under the laws of the state of [ ] (the "SERVICER" ). The principal executive offices of [ ] are listed at [ ]. [Insert information with respect to the Servicer and including information related to loan servicing, collections and insurance.]

SIZE OF SERVICING PORTFOLIO

         As of [ ], the Servicer serviced approximately [ ] motor vehicle installment loans, consisting primarily of new and used motor vehicles, including passenger car, minivan, sport/utility vehicles and light truck receivables representing an outstanding balance of approximately $[ ] million.

DELINQUENCIES AND LOSSES

         Set forth below is certain information concerning the [Originator's] [Servicer's] experience in the United States pertaining to delinquencies on motor vehicle installment loans secured by new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light-duty trucks and other similar vehicles, related to delinquencies, repossessions and net loss information relating to the entire vehicle portfolio of the [Originator] [Servicer]. The information has been provided by the [Originator] [Servicer]. There can be no assurance that the loss experience on the receivables will correspond to the loss experience of the portfolio set forth in the following table, as the statistics shown below represent the loss experience for each of the years presented, whereas the aggregate loss experience on the receivables will depend on the results obtained over the life of the receivables pool. In addition, adverse economic conditions may affect the timely payment by obligors of payments of principal and interest on the receivables and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the receivables pool.

                  DELINQUENCY EXPERIENCE FOR SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                  AT DECEMBER 31,
                               --------------------------------------------------------------------------------------
                                 [ ]                          [ ]                           [ ]
                               NUMBER                        NUMBER                        NUMBER
                                 OF                            OF                            OF
                                LOANS    DOLLARS  PERCENT    LOANS    DOLLARS   PERCENT    LOANS    DOLLARS  PERCENT
                               ------    -------  -------    ------   -------   -------    -----    -------  -------
Principal Amount
  Outstanding(1)............
Delinquencies(2)
    30-59 Days..............
    60-89 Days..............
    90-119 Days.............
    over 120 Days...........

Total Delinquencies as a
  Percentage of the Total
  Amount Outstanding........

----------
(1) Principal Amount Outstanding is the aggregate remaining principal balance of all receivables serviced, net of unearned interest.
(2) The period of delinquency is based on the number of days scheduled payments are contractually past due. Includes repossessions on hand which have not been charged-off. A receivable is 30 days contractually past due if a scheduled payment has not been received by the subsequent calendar month's scheduled payment date.

                   NET LOSS EXPERIENCE FOR SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                            FOR YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------
                                                                 [ ]         [ ]        [ ]        [ ]         [ ]
                                                                -----       -----      -----      -----       -----
Period End Principal Amount Outstanding(1)..............        $[  ]       $[  ]      $[  ]      $[  ]       $[  ]
Average Principal Amount Outstanding(2).................        $[  ]       $[  ]      $[  ]      $[  ]       $[  ]
Number of Loans Outstanding (as of period end)..........         [  ]       $[  ]       [  ]      $[  ]        [  ]
Average Number of Loans Outstanding(2)..................         [  ]       $[  ]       [  ]      $[  ]        [  ]
Gross Losses(3).........................................        $[  ]       $[  ]      $[  ]      $[  ]       $[  ]
Recoveries(4)...........................................         [  ]       $[  ]       [  ]      $[  ]        [  ]
                                                                -----       -----      -----      -----       -----
Net Losses (Gains)(5)...................................         [  ]       $[  ]       [  ]      $[  ]        [  ]
Gross Losses as a Percentage of Principal Amount                 [  ] %      [  ] %     [  ] %     [  ] %      [  ] %
  Outstanding...........................................
Gross Losses as a Percentage of Average Principal                [  ] %      [  ] %     [  ] %     [  ] %      [  ] %
  Amount Outstanding....................................
Net Losses (Gains) as a Percentage of Principal Amount           [  ] %      [  ] %     [  ] %     [  ] %      [  ] %
  Outstanding...........................................
Net Losses (Gains) as a Percentage of Average Principal          [  ] %      [  ] %     [  ] %     [  ] %      [  ] %
  Amount Outstanding....................................


----------
(1) Principal Amount Outstanding is the aggregate remaining principal balance of all receivables serviced, net of unearned interest.
(2) Average of the month-end balances for each of the twelve months in the applicable calendar year.
(3) Gross Losses is the aggregate remaining principal balance charged-off after the sale of the related vehicle, other than sales reflected in footnote (4), adjusted for all costs of repossession and sale.
(4) Recoveries generally include amounts received on contracts following the time at which the contract is charged off.
(5) Net Losses (Gains) is equal to Gross Losses less Recoveries. Net Losses (Gains) may not equal the difference of the components thereof due to rounding.

                                USE OF PROCEEDS

         The net proceeds from the sale of the securities will be applied by the company to purchase the receivables and the other issuer property from the Seller.

                    WEIGHTED AVERAGE LIFE OF THE SECURITIES

         Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

         As the rate of payment of principal of the notes [and in respect of the Certificate Balance] will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of the notes could occur significantly earlier than the legal final payment date for the notes. [The final distribution in respect of the certificates also could occur prior to the legal final payment date for the certificates.] Reinvestment risk associated with early payment of the notes [and the certificates] will be borne exclusively by the noteholders [and the certificateholders], respectively.

         The table captioned "Percent of Initial Note Principal Balance [or initial Certificate Balance] at Various ABS Percentages" (the "ABS TABLE") has been prepared on the basis of the characteristics of the receivables. The ABS Table assumes that:

         (1) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases;

         (2) each scheduled monthly payment on the receivables is due and made on the last day of each month and each month has 30 days;

         (3) payments on the notes [and distributions on the certificates] are made on each distribution date and each such date is assumed to be the fifteenth day of each applicable month;

         (4) the balance in the Reserve Account on each payment date or distribution date is equal to the Specified Reserve Account Balance; and

         (5) [the Servicer] does not exercise its option to purchase the receivables.

         The ABS Table sets forth the percent of the initial principal amount of the notes [and the percent of the initial Certificate Balance] that would be outstanding after each of the dates shown and the corresponding weighted average lives at various constant ABS percentages.

         The ABS Table also assumes that the receivables have been aggregated into four hypothetical pools with all of the receivables within each pool having the following characteristics and that the level scheduled monthly payment for each of the four pools (which is based on its aggregate principal balance, contract rate, original term to maturity as of the cutoff date) will be such that each pool will fully amortize by the end of its remaining term to maturity.


                             REMAINING TERM                                        WEIGHTED AVERAGE  WEIGHTED AVERAGE
                              TO MATURITY                            WEIGHTED       ORIGINAL TERM     REMAINING TERM
                                 RANGE            AGGREGATE          AVERAGE         TO MATURITY       TO MATURITY
  POOL                        (IN MONTHS)     PRINCIPAL BALANCE   CONTRACT RATE      (IN MONTHS)       (IN MONTHS)
  ----                        -----------     -----------------   -------------      -----------       -----------

1.....................                           $                           %
2.....................                           $                           %
3.....................                           $                           %
4.....................                           $                           %


         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the four hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the notes [and the certificates].

      PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES


                                                          NOTES
                                                          ASSUMED ABS PERCENTAGE(2)
                                                          -------------------------------------------------------
DISTRIBUTION DATES                                            [ ] %          [ ] %           [ ] %          [ ] %
------------------                                            -----          -----           -----          -----
Closing Date.........................................          100            100             100            100
[                        ]...........................
[                        ]...........................
[                        ]...........................

Weighted Average Life (years)(1).....................

----------
(1) The weighted average life of a note is determined by (i) multiplying the amount of each principal payment of such note by the number of years from the date of the issuance of such note to the distribution date on which such principal payment is made, (ii) adding the results and (iii) dividing the sum by the initial principal balance of such note.
(2) An asterisk "*" means a percent of initial note principal balance of more than zero and less than 0.5%.

       [PERCENT OF INITIAL CERTIFICATE BALANCE AT VARIOUS ABS PERCENTAGES]

                                                          CERTIFICATES
                                                          ASSUMED ABS PERCENTAGE(2)
                                                          --------------------------------------------------------
DISTRIBUTION DATES                                             [ ] %          [ ] %           [ ] %          [ ] %
------------------                                             -----          -----           -----          -----

Closing Date.........................................           100            100             100            100
[                        ]...........................
[                        ]...........................
[                        ]...........................

Weighted Average Life (years)(1).....................


----------
(1) The weighted average life of a certificate is determined by (i) multiplying the amount of each principal payment of such certificate by the number of years from the date of the issuance of such certificate to the distribution date on which such principal payment is made, (ii) adding the results and (iii) dividing the sum by the initial principal balance of such certificate.
(2) An asterisk "*" means a percent of initial certificate principal balance of more than zero and less than 0.5%.


                            DESCRIPTION OF THE NOTES

         The notes will be issued pursuant to the terms of the Indenture, substantially in the form filed as an exhibit to the Registration Statement. The following information, taken together with information about the notes and indenture in the accompanying prospectus, summarizes all material provisions of the notes and the Indenture. The following summary supplements the description of the general terms and provisions of the notes of any given Series and the related indenture set forth in the accompanying prospectus, to which description reference is hereby made.

OVERVIEW OF THE NOTES

         PAYMENTS OF INTEREST. The notes will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus. Interest on the outstanding principal amount of the notes will accrue at the interest rate assigned to that note (each, an "INTEREST RATE" ) and will be payable to the noteholders monthly on each payment date, commencing [ ]. Interest will accrue from and including the closing date (in the case of the first payment date), or from and including the most recent payment date on which interest has been paid to but excluding the following distribution date (each representing an "INTEREST PERIOD"). Interest on the notes will be calculated on the basis of a 360 day year consisting of twelve 30 day months. Interest payments on the notes will generally be derived from the Total Distribution Amount remaining after the payment of the Servicing Fee for the related Collection Period and all accrued and unpaid Servicing Fees for prior Collection Periods. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit Enhancement--Reserve Account" in this prospectus supplement. Interest payments to the noteholders will have the same priority. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on the notes on any distribution date. Interest accrued as of any payment date but not paid on such payment date will be due on the next payment date, together with interest on such amount at the related Interest Rate on the securities.

         PAYMENTS OF PRINCIPAL. Principal payments will be made to the noteholders on each payment date in an amount equal to the Noteholders' Percentage of the Principal Distribution Amount in respect of such Collection Period, subject to certain limitations. Principal payments on the notes will be generally derived from the Total Distribution Amount remaining after the payment of the Total Servicing Fee and the Noteholders' Interest Distributable Amount. The noteholders will be entitled to be paid in full before the distributions may be made on the certificates. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit Enhancement--Reserve Account" in this prospectus supplement.

         The principal balance of the notes, to the extent not previously paid, will be due on the legal final payment date on the notes. The actual date on which the aggregate outstanding principal amount of the notes is paid may be earlier than the legal final payment date on the notes based on a variety of factors.

         OPTIONAL TERMINATION. The notes will be redeemed in whole, but not in part, on any payment date on which [ ] exercises its option to purchase the receivables. [ ] may purchase the receivables when the Pool Balance has declined to [10%] or less of the initial Pool Balance. The redemption price will be equal to the unpaid principal amount of the notes [and the certificates] plus accrued and unpaid interest thereon. See "Certain Matters Regarding the Servicer--Termination" in the accompanying prospectus.

         THE INDENTURE TRUSTEE. [ ] will be the indenture trustee under the Indenture. The company maintains normal commercial banking relations with the indenture trustee.

PROVISIONS OF THE INDENTURE

         EVENTS OF DEFAULT, RIGHTS UPON EVENT OF DEFAULT. "Events of Default" under the Indenture will consist of:

         (1) a default for [ ] days or more in the payment of any interest on any note;

         (2) a default in the payment of the principal of, or any installment of the principal of, any note when the same becomes due and payable;

         (3) a default in the observance or performance of any material covenant or agreement of the Issuer made in the Indenture and the continuation of any default for a period of [ ] days, or for a longer period, not in excess of [ ] days, as may be reasonably necessary to remedy the default; provided that the default is capable of remedy within [ ] days or less and the servicer delivers an officer's certificate to the indenture trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy the default, after notice of the default is given to the Issuer by the indenture trustee or to the Issuer and the indenture trustee by the holders of [ ]% of the aggregate outstanding principal amount of the notes;

         (4) any representation or warranty made by the Issuer in the Indenture or in any certificate delivered pursuant to the Indenture or in connection with the Indenture having been incorrect in a material respect as of the time made, if the breach is not cured within [ ] days, or for a longer period, not in excess of [ ] days, as may be reasonably necessary to remedy the default; provided that the default is capable of remedy within [ ] days or less and the servicer delivers an officer's certificate to the indenture trustee to the effect that the Issuer has commenced, or will promptly commence and diligently pursue, all reasonable efforts to remedy the default, after notice of the breach is given to the Issuer by the indenture trustee or to the Issuer and the indenture trustee by the holder of [ ]% of the aggregate outstanding principal amount of the notes;

         (5) particular events of bankruptcy, insolvency, receivership or liquidation with respect to the Issuer or a substantial part of the property of the Issuer; and

         (6)      [specify any other events].

         The amount of principal required to be paid to noteholders of each series under the related Indenture on any payment date generally will be limited to amounts available to be deposited in the applicable Note Distribution Account. Therefore, the failure to pay principal on a class of notes generally will not result in the occurrence of an Event of Default until the applicable legal final payment date for the class of notes.

         If an Event of Default should occur and be continuing with respect to the notes, the indenture trustee or holders of [a majority of] the aggregate outstanding principal amount of the notes may declare the principal of the notes to be immediately due and payable. This declaration may, under some circumstances, be rescinded by the holders of a majority of the aggregate outstanding principal amount of the notes.

         If the notes are declared due and payable following an Event of Default, the indenture trustee may institute proceedings to collect amounts due on the notes, foreclose on the property of the Issuer, exercise remedies as a secured party, sell the Receivables or elect to have the Issuer maintain possession of the Receivables and continue to apply collections on these Receivables as if there had been no declaration of acceleration. [Subject to the limitations set out below], the indenture trustee will be prohibited from selling the Receivables following an Event of Default, other than a default in the payment of any principal of, or a default for [ ] days or more in the payment of any interest on, any note, unless:

         (1)      the holders of all outstanding notes consent to the sale;

         (2) the proceeds of the sale are sufficient to pay in full the principal of and the accrued interest on the outstanding notes at the date of sale; or

         (3) the indenture trustee determines that the proceeds of the Receivables would not be sufficient on an ongoing basis to make all payments on the notes as these payments would have become due if these obligations had not been declared due and payable, and the indenture trustee obtains the consent of the holders of [ ]% of the aggregate outstanding principal amount of the notes.

         [No holder of a note will have the right to institute any proceeding with respect to the Indenture, unless:

         (4) the holder previously has given to the indenture trustee written notice of a continuing Event of Default;

         (5) the holders of not less than [ ]% of the aggregate outstanding principal amount of the notes have made a written request to the indenture trustee to institute a proceeding in its own name as indenture trustee;

         (6) the holder or holders have offered the indenture trustee reasonable indemnity;

         (7) the indenture trustee has for [ ] days failed to institute a proceeding; and

         (8) no direction inconsistent with a written request has been given to the indenture trustee during the [ ]-day period by the holders of a majority of the aggregate outstanding principal amount of the notes.

                        [DESCRIPTION OF THE CERTIFICATES]

         The certificates will be issued pursuant to the terms of the Trust Agreement, substantially in the form filed as an exhibit to the Registration Statement. The following information, taken together with the information about the Trust Agreement and the certificates in the accompanying prospectus, summarizes all material provisions of the certificates and the Trust Agreement. The following summary supplements the description of the general terms and provisions of the certificates of any given Series and the related Trust Agreement set forth in the accompanying prospectus, to which description reference is hereby made.

OVERVIEW OF THE CERTIFICATES

         DISTRIBUTIONS OF INTEREST. Certificateholders will be entitled to distributions of interest in an amount equal to accrued interest on the Certificate Balance at the Certificate Rate. Such amounts will be distributable monthly on each distribution date commencing [ ]. [The certificates will constitute Fixed Rate Securities, as such term is defined under "Certain Information Regarding the Securities--Fixed Rate Securities" in the accompanying prospectus]. That interest entitlement will accrue from and including the closing date (in the case of the first such distribution date) or from the most recent distribution date on which interest distributions have been made to but excluding such distribution date and will be calculated on the basis of a 360-day year of twelve 30-day months. Interest distributions with respect to the certificates will be funded from the portion of the Total Distribution Amount remaining after the distribution of the Total Servicing Fee and the Noteholders' Interest Distributable Amount. On any distribution date, the Certificateholders' Interest Distributable Amount will equal 30 days' interest at the Certificate Rate on the Certificate Balance (or, in the case of the first distribution date, interest accrued from and including the closing date to but excluding the first distribution date) plus any amounts due but not paid on previous distribution dates with interest thereon at the Certificate Rate. See "Description of the Transfer and Servicing Agreements--Distributions" and "--Credit Enhancement--Reserve Account" herein.

         DISTRIBUTIONS OF PRINCIPAL PAYMENTS. Certificateholders will be entitled to distributions of principal on each distribution date commencing on the distribution date on which the notes have been paid in full, in an amount equal to the Certificateholders' Percentage of the Principal

Distribution Amount in respect of the related Collection Period, subject to certain limitations. Distributions with respect to principal payments will generally be funded from the portion of the Total Distribution Amount remaining after the distribution of the Total Servicing Fee, the Noteholders' Distributable Amount, if any, and the Certificateholders' Interest Distributable Amount. See "Description of the Transfer and Servicing Agreement--Distributions" and "--Credit Enhancement--Reserve Account" in this prospectus supplement.

         On and after any distribution date on which the notes have been paid in full, funds in the Reserve Account will be applied to reduce the Certificate Balance to zero if, after giving effect to all distributions to the Servicer, the noteholders and the certificateholders on such distribution date, the amount on deposit in the Reserve Account is equal to or greater than the Certificate Balance.

         SUBORDINATION OF CERTIFICATES. The rights of certificateholders to receive distributions of interest are subordinated to the rights of noteholders to receive payments of interest and [monthly payments of] principal. In addition, the certificateholders have no right to receive distributions of principal until the principal amount of the notes has been paid in full. Consequently, funds on deposit in the Collection Account (including amounts deposited therein from the Reserve Account) will be applied to the payment of interest on the notes before distributions of interest on the certificates and will be applied to the payment of principal on the notes before distributions of principal on the certificates. In addition, following the occurrence of certain Events of Default or an acceleration of the notes, the noteholders will be entitled to be paid in full before the certificateholders are entitled to any distributions.

         OPTIONAL PREPAYMENT. If [ ] exercises its option to purchase the receivables when the Pool Balance declines to [10%] or less of the initial Pool Balance, certificateholders will receive an amount in respect of the certificates equal to the Certificate Balance together with accrued and unpaid interest thereon, which distribution will effect early retirement of the certificates. See "Description of the Transfer and Servicing
Agreements--Termination" in the accompanying prospectus.]

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following information summarizes all material provisions of the Sale and Servicing Agreement, substantially in the form filed as an exhibit to the Registration Statement, pursuant to which the Issuer is purchasing and the Servicer is undertaking to service the receivables and the Trust Agreement pursuant to which the Issuer will be created [and the certificates will be issued] (collectively, the "TRANSFER AND SERVICING AGREEMENTS"). The following summary supplements the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the accompanying prospectus, to which description reference is hereby made.

SALE AND ASSIGNMENT OF THE RECEIVABLES

         [Insert information specific to each transaction]. Additional information regarding the conveyance of the receivables by the Seller to the company and by the company to the Issuer on the closing date pursuant to the Sale and Servicing Agreement is set forth in the accompanying prospectus under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

ACCOUNTS

         All Accounts referred to under "Description of the Transfer and Servicing Agreements--Accounts" in the accompanying prospectus, as well as a Reserve Account, will be established by the Servicer and maintained with the indenture trustee in the name of the indenture trustee on behalf of the noteholders [and the certificateholders].

SERVICING COMPENSATION

         The Servicer will be entitled to receive a fee (the "SERVICING FEE") for each Collection Period in an amount equal to the product of one-twelfth of [ ]% per annum (the "SERVICING FEE RATE") and the Pool Balance as of the first day of the Collection Period. The Servicing Fee will be pro rated with respect to the initial Collection Period. The "Servicing Fee" will also include such other amounts to be paid to the Servicer as described in the accompanying prospectus. The Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior distribution dates (the "TOTAL SERVICING FEE"), will be paid from the Total Distribution Amount. The Total Servicing Fee will be paid prior to the distribution of any portion of the Interest Distribution Amount to the noteholders [or the certificateholders]. See "Description of the Transfer and Servicing Agreement--Servicing Compensation and Payment of Expenses" in the accompanying prospectus.

SERVICER DEFAULTS

         A "SERVICER DEFAULT" will consist of:

         (1) any failure by the servicer to deliver to the indenture trustee, for deposit in any of the Accounts any required payment or to direct the indenture trustee to make any required payments or distributions from the Accounts, which failure continues unremedied for [ ] business days after discovery by an officer of the servicer or written notice of failure is given (a) to the servicer by the indenture trustee, or (b) to the servicer and to indenture trustee, by holders of notes, if any, evidencing not less than [ ]% of the aggregate outstanding principal amount of the notes or, in the event a series of securities includes no notes or if the notes have been paid in full, by holders of certificates evidencing not less that [ ]% of the certificate balance;

         (2) any failure by the servicer duly to observe or perform in any material respect any covenant or agreement in the Sale and Servicing Agreement which failure materially and adversely affects the rights of the related securityholders and which continues unremedied for [ ] days after written notice of failure is given to the servicer in the same manner described in clause (1) above;

         (3) specific events of bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and particular actions by the servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations; and

         (4)      [specify any other events].

DISTRIBUTIONS

         DEPOSITS TO THE COLLECTION ACCOUNT. On or before the earlier of the [ ] business day of the month in which a distribution date occurs and the [ ] business day preceding such distribution date (the "DETERMINATION DATE"), the Servicer will calculate the Total Distribution Amount, the Interest Distribution Amount, the Available Principal, the Principal Distribution Amount, the Total Servicing Fee, the Noteholders' Interest Distributable Amount, the Noteholders' Principal Distributable Amount[, the Certificateholders' Interest Distributable Amount, the Certificateholders' Principal Distributable Amount], the Advances, if any, to be made by the Servicer of interest and principal due on the Actuarial Receivables, the amount, if any, to be withdrawn from the Payahead Account and deposited in the Collection Account, the amount, if any, to be withdrawn from the Reserve Account and deposited in the Collection Account and the amount, if any, to be withdrawn from the Reserve Account and paid to the seller, in each case, with respect to such distribution date.

         On or before each distribution date, the Servicer will cause the indenture trustee to withdraw from the Payahead Account and:

         (1) deposit into the Collection Account in immediately available funds, the portion of Payaheads constituting scheduled payments on Actuarial Receivables or that are to be applied to prepay Actuarial Receivables in full; and

         (2) distribute to the Seller, in immediately available funds, all investment earnings on funds in the Payahead Account with respect to the preceding Collection Period. On or before each distribution date the Servicer will deposit any Advances for such distribution date into the Collection Account.

         On or before the business day preceding each distribution date, the Servicer will cause the Interest Distribution Amount and the Available Principal for such distribution date to be deposited into the Collection Account. On or before each distribution date, the Servicer shall cause the indenture trustee to withdraw from the Reserve Account and deposit in the Collection Account an amount (the "RESERVE ACCOUNT TRANSFER AMOUNT") equal to the lesser of:

         (1) the amount of cash or other immediately available funds in the Reserve Account on such distribution date (before giving effect to any withdrawals therefrom relating to such distribution date); or

         (2)      the amount, if any, by which:

                  (x) the sum of the Total Servicing Fee, the Noteholders' Interest Distributable Amount, [the Certificateholders' Interest Distributable Amount,] the Noteholders' Principal Distributable Amount [and the Certificateholders' Principal Distributable Amount] for such distribution date exceeds;

                  (y) the sum of the Interest Distribution Amount and the Available Principal for such distribution date.

         The "INTEREST DISTRIBUTION AMOUNT" for a distribution date will be the sum of the following amounts with respect to any distribution date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and with respect to Actuarial Receivables, in accordance with the actuarial method:

         (1) that portion of all collections on the receivables allocable to interest in respect of the preceding Collection Period (including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to interest and excluding amounts deposited into the Payahead Account and allocable to interest, in each case, in respect of the preceding Collection Period);

         (2) all proceeds (other than any proceeds from any dealer commission) ("LIQUIDATION PROCEEDS") of the liquidation of Liquidated Receivables, net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Receivables, to the extent attributable to interest due thereon, which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures;

         (3) all Advances made by the Servicer of interest due on the Actuarial Receivables in respect of the preceding Collection Period;

         (4) the Purchase Amount of each Receivable that was repurchased by the Seller or purchased by the Servicer during the preceding Collection Period to the extent attributable to accrued interest thereon;

         (5) all monies collected, from whatever source (other than any proceeds from any dealer commission), in respect to Liquidated Receivables during any Collection Period following the Collection Period in which such Receivable was written off, net of the sum of any amounts expended by the Servicer for the account of the obligor and any amounts required by law to be remitted to the obligor ("RECOVERIES"); and

         (6) investment earnings on amounts in specified accounts for such distribution date.

         In calculating the Interest Distribution Amount, the following shall be excluded: all payments and proceeds (including Liquidation Proceeds) of any receivables:

         (1) repurchased by the Seller or purchased by the Servicer, the Purchase Amount of which has been included in the Interest Distribution Amount on a prior distribution date; and

         (2) received on Actuarial Receivables and distributed to the Servicer, with respect to such distribution date, as reimbursement for any unreimbursed Advances in accordance with the Sale and Servicing Agreement.

         The "AVAILABLE PRINCIPAL" for a distribution date will be the sum of the following amounts with respect to any distribution date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and, with respect to Actuarial Receivables, in accordance with the actuarial method:

         (1) that portion of all collections on the receivables allocable to principal in respect of the preceding Collection Period (including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to principal and excluding amounts deposited into the Payahead Account and allocable to principal, in each case, in respect of the preceding Collection Period);

         (2) Liquidation Proceeds attributable to the principal amount of receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer's customary servicing procedures with respect to such Liquidated Receivables;

         (3) all Advances made by the Servicer of principal due on the Actuarial Receivables in respect of the preceding Collection Period;

         (4) to the extent attributable to principal, the Purchase Amount of each receivable repurchased by the Seller or purchased by the Servicer during the preceding Collection Period; and

         (5) partial prepayments on receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in the first bullet point above.

         In calculating the Available Principal, all payments and proceeds (including Liquidation Proceeds) of any receivables:

         (1) repurchased by the Seller or purchased by the Servicer the Purchase Amount of which has been included in the Available Principal on a prior distribution date; and

         (2) received on Actuarial Receivables and distributed to the Servicer, with respect to such distribution date, as reimbursement for any unreimbursed Advances in accordance with the Sale and Servicing Agreement.

         The "PRINCIPAL DISTRIBUTION AMOUNT" for a distribution date will be the sum of the following amounts with respect to the preceding Collection Period:

         (1) (a) with respect to Simple Interest Receivables, that portion of all collections on the receivable allocable to principal in respect of the preceding Collection Period and (b) with respect to Actuarial Receivables the sum of:

                  (x) the amount of all scheduled payments allocable to principal due during the preceding Collection Period; and

                  (y) the portion of all prepayments in full allocable to principal received during the preceding Collection Period;

         in the case of both (a) and (b) without regard to any extensions or modifications thereof effected after the cutoff date, other than with respect to any extensions or modifications in connection with Cram Down Losses during such Collection Period;

         (1) the principal balance of each receivable that was repurchased by the Seller and or purchased by the Servicer in each case during the preceding Collection Period (except to the extent included in (1) above);

         (2) the principal balance of each Liquidated Receivable which became such during the preceding Collection Period (except to the extent included in (1) above);

         (3) partial prepayments on receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in clause (1) above; and

         (4) the aggregate amount of Cram Down Losses during such Collection Period.

         MONTHLY WITHDRAWALS FROM COLLECTION ACCOUNT. On each distribution date, the Servicer shall instruct the indenture trustee to withdraw from the Collection Account and deposit in the Payahead Account in immediately available funds, the aggregate Payaheads collected during the preceding Collection Period. On each distribution date, the Servicer shall instruct the indenture trustee to make the following withdrawals, based upon the calculations set forth in "Deposits to the Collection Account" above, deposits and distributions, in the amounts and in the order of priority specified below, to the extent of the sum of the Interest Distribution Amount and the Available Principal in respect of such distribution date and the Reserve Account Transfer Amount in respect of such distribution date (the "TOTAL DISTRIBUTION AMOUNT"):

         (1) from the Collection Account to the Servicer, from the Total Distribution Amount, the Total Servicing Fee;

         (2) from the Collection Account to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clause (1), the Noteholders' Interest Distributable Amount;

         (3) [from the Collection Account to the related certificate payment account, from the Total Distribution Amount remaining after the application of clauses (1) and (2), the Certificateholders' Interest Distributable Amount];

         (4) from the Collection Account to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (1) through (3), the Noteholders' Principal Distributable Amount;

         (5) [from the Collection Account to the related certificate payment account, from the Total Distribution Amount remaining after the application of clauses (1) through (4), the Certificateholders' Principal Distributable Amount]; and

         (6) from the Collection Account to the Reserve Account, any amounts remaining after the application of clauses (1) through
                  (5).

         Notwithstanding the foregoing, following the occurrence and during the continuation of certain Events of Default or an acceleration of the notes, the Total Distribution Amount remaining after the application of clauses (1) and (2) above will be deposited in the Note Distribution Account to the extent necessary to reduce the principal balance of the notes to zero.

         On each distribution date, all amounts on deposit in the Note Distribution Account will be paid to the noteholders in the following order of priority:

         (1) accrued and unpaid interest on the outstanding principal balance of the notes at the Interest Rate on the securities; and

         (2) in reduction of principal until the principal balance of the notes has been reduced to zero;

         [On each distribution date, all amounts on deposit in the related certificate payment account will be distributed to the certificateholders in the following order of priority:

         (1) accrued and unpaid interest on the Certificate Balance at the Certificate Rate; and

         (2) in reduction of principal until the principal balance of the certificates has been reduced to zero.]

RELATED DEFINITIONS

         For purposes hereof, the following terms have the following meanings:

         ["CERTIFICATE BALANCE" equals, initially, $[ ] and, thereafter, equals the initial Certificate Balance, reduced by all amounts allocable to principal previously distributed to certificateholders.]

         ["CERTIFICATE RATE" means, with respect to the certificates, [ ]% per annum.]

         ["CERTIFICATEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such distribution date and the Certificateholders' Interest Carryover Shortfall for such distribution date.]

         ["CERTIFICATEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the product of (x) one-twelfth of the Certificate Rate (or, in the case of the first distribution date, the Certificate Rate multiplied by a fraction, the numerator of which is the number of days elapsed from and including the closing date to but excluding such distribution date) and the denominator of which is 360) and (y) the Certificate Balance on the immediately preceding distribution date, after giving effect to all payments of principal to the certificateholders on or prior to such distribution date (or, in the case of the first distribution date, on the closing date).]

         ["CERTIFICATEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any distribution date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the preceding distribution date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding distribution date, over the amount in respect of interest at the Certificate Rate that is actually deposited in the related certificate payment account on such preceding distribution date, plus interest on such excess, to the extent permitted by law, at the Certificate Rate from and including such preceding distribution date to but excluding the current distribution date.]

         ["CERTIFICATEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such distribution date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding distribution date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance.]

         ["CERTIFICATEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the Certificateholders' Percentage of the Principal Distribution Amount or, with respect to any distribution date on or after the distribution date on which the outstanding principal balance of the notes is reduced to zero, 100% of the Principal Distribution Amount (less any amount required on the first such distribution date to reduce the outstanding principal balance of the notes to zero, which shall be deposited into the Note Distribution Account).]

         ["CERTIFICATEHOLDERS' PERCENTAGE" means 100% minus the Noteholders' Percentage.]

         ["CERTIFICATEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any distribution date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding distribution date, over the amount in respect of principal that is actually deposited in the related certificate payment account on such distribution date.]

         "COLLECTION PERIOD" means, with respect to a distribution date, (x) in the case of the initial distribution date, the period from and including the cutoff date through and including [ ] and (y) thereafter, the calendar month preceding the related distribution date.

         "CRAM DOWN LOSS" means, with respect to a receivable if a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on the receivable or otherwise modifying or restructuring the scheduled payments to be made on the receivable, an amount equal to:

         (1) the excess of the principal balance of the receivable immediately prior to the court order over the principal balance of the receivable as so reduced; and

         (2) if the issuing court shall have issued an order reducing the effective rate of interest on the receivable, the net present value (using as the discount rate the higher of the contract rate on the receivable or the rate of interest, if any, specified by the court in the order) of the scheduled payments as so modified or restructured.

A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of such order.

         "LIQUIDATED RECEIVABLES" means, receivables (x) which have been liquidated by the Servicer through the sale of the related Financed Vehicle, (y) as to which all or a portion representing 10% or more of a scheduled payment due is 120 or more days delinquent or (z) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such receivable. A receivable first becomes a Liquidated Receivable upon the earliest to occur of (x), (y) or (z).

         "NOTEHOLDERS' DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders' Interest Distributable Amount.

         "NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the sum of the Noteholders' Monthly Interest Distributable Amount for such distribution date and the Noteholders' Interest Carryover Shortfall for such distribution date.

         "NOTEHOLDERS' MONTHLY INTEREST DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the product of (x) one-twelfth of the Interest Rate on the securities (or, in the case of the first distribution date, the Interest Rate on the securities multiplied by a fraction, the numerator of which is the number of days elapsed from and including the closing date to but excluding such distribution date and the denominator of which is 360) and (y) the outstanding principal balance of the notes on the immediately preceding distribution date, after giving effect to all distributions of principal to the noteholders on such distribution date (or, in the case of the first distribution date, on the closing date).

         "NOTEHOLDERS' INTEREST CARRYOVER SHORTFALL" means, with respect to any distribution date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding distribution date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding distribution date over the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding distribution date, plus interest on the amount of interest due but not paid to noteholders on the preceding distribution date, to the extent permitted by law, at the Interest Rate on the securities borne by the notes from such preceding distribution date through the current distribution date.

         "NOTEHOLDERS' PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the sum of the Noteholders' Monthly Principal Distributable Amount for such distribution date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding distribution date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the notes. In addition, on the final scheduled payment date for the Notes, the principal required to be deposited in the Note Distribution Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Note Distribution Account on such distribution date and allocable to principal) to reduce the outstanding principal balance of the notes to zero.

         "NOTEHOLDERS' MONTHLY PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any distribution date, the Noteholders' Percentage of the Principal Distribution Amount.

         "NOTEHOLDERS' PERCENTAGE" means (a) for each distribution date until the principal balance of the notes is reduced to zero, 100%, and (b) zero for each distribution date thereafter.

         "NOTEHOLDERS' PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any distribution date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding distribution date over the amount in respect of principal that is actually deposited in the Note Distribution Account.

         "POOL BALANCE" at any time will represent the aggregate principal balance of the receivables at the end of the preceding Collection Period, after giving effect to all payments, other than Payaheads, received from obligors and Purchase Amounts to be remitted by the Servicer and the Seller, as the case may be, all for the related Collection Period, all losses realized on receivables that became Liquidated Receivables during the related Collection Period and all Cram Down Losses for the related Collection Period.

ADVANCES

         With respect to any distribution date, the Servicer may, in its sole discretion, make a payment (an "ADVANCE") with respect to each receivable, other than a Liquidated Receivable, equal to (A) with respect to Simple Interest Receivables, the excess, if any, of (x) the product of the principal balance of such receivable as of the last day of the related Collection Period and one-twelfth of its contract rate, over (y) the interest actually received by the Servicer with respect to such receivable from the obligor or from the payment of the Repurchase Amount during or with respect to such Collection Period and (B) with respect to Actuarial Receivables, the scheduled payment of principal and interest due during the related Collection Period but not received. The Servicer may elect not to make any Advance with respect to a receivable to the extent that the Servicer, in its sole discretion, determines that such Advance is not recoverable from subsequent payments on such receivable or from funds in the Reserve Account.

         With respect to Simple Interest Receivables, to the extent that the amount set forth in clause (y) above plus amounts withdrawn from the Reserve Account during or with respect to the related Collection Period and allocable to interest with respect to a Simple Interest Receivable is greater than the amount set forth in clause (x) above with respect to a Simple Interest Receivable, this amount shall be distributed to the Servicer on the related distribution date to reimburse the Servicer for previous unreimbursed Advances with respect to that Simple Interest Receivable. Before a Simple Interest Receivable becomes a Liquidated Receivable, this reimbursement will only be from accrued interest due from the obligor under that receivable. Collections on an

Actuarial Receivable made during a Collection Period shall be applied first to repay any unreimbursed Advances on that Actuarial Receivable.

         In addition, on the Business Day before each distribution date the trustee shall withdraw from the Reserve Account an amount equal to the amount of any outstanding Advances on Liquidated Receivables to the extent not recovered from Liquidation Proceeds.

         The Servicer will deposit all Advances with respect to any distribution date into the Collection Account on the Business Day before each distribution date.

CREDIT ENHANCEMENT

         RESERVE ACCOUNT. Pursuant to the Sale and Servicing Agreement, the Reserve Account will be created and maintained with the indenture trustee. On the closing date, the Seller will deposit $[ ] ([ ]% of the aggregate initial principal balance of the notes [plus the initial Certificate Balance]) (the "RESERVE ACCOUNT INITIAL DEPOSIT") in the Reserve Account. The Reserve Account Initial Deposit will be augmented on each distribution date by the deposit in the Reserve Account of amounts remaining after distribution of the Total Servicing Fee and amounts to be paid to the noteholders [and certificateholders]. If the amount on deposit in the Reserve Account on any distribution date (after giving effect to all deposits or withdrawals therefrom on such distribution date) is greater than the Specified Reserve Account Balance for such distribution date, the Servicer will instruct the indenture trustee to distribute the amount of the excess will be distributed to the Seller. Upon any distribution to the Seller of amounts from the Reserve Account, neither the noteholders [nor the certificateholders] will have any rights in, or claims to, such amounts. In certain circumstances[, funds in the Reserve Account will be used to reduce the Certificate Balance to zero].

         To the extent permitted by the Rating Agencies, funds in the Reserve Account may be invested in securities that will not mature prior to the date of the next scheduled payment or distribution with respect to the notes or certificates and will not be sold prior to maturity to meet any shortfalls. Thus, the amount of available funds on deposit in the Reserve Account at any time may be less than the balance of that Reserve Account. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the related Receivables (as provided in the related prospectus supplement) exceeds the amount of available funds on deposit in the Reserve Account, a temporary shortfall in the amounts distributed to the related noteholders or certificateholders could result, which could, in turn, increase the average life of the related notes or certificates.

         "SPECIFIED RESERVE ACCOUNT BALANCE" with respect to any distribution date generally means the greater of:

         (1) [ ]% of the sum of the aggregate outstanding principal amount of the notes [and the outstanding Certificate Balance] on such distribution date (after giving effect to all payments on the notes [and distributions with respect to the certificates to be made on such distribution date)]; or

         (2) [ ]% of the aggregate initial principal balance of the notes [plus the initial Certificate Balance]. In no circumstances will the company be required to deposit any amounts in the Reserve Account other than the Reserve Account Initial Deposit to be made on the closing date.

         [SUBORDINATION OF THE CERTIFICATES. The rights of the certificateholders to receive distributions will be subordinated to the rights of the noteholders following the occurrence of certain Events of Default or an acceleration of the notes. The subordination of the certificates is intended to enhance the likelihood of receipt by noteholders of amounts due them and to decrease the likelihood that the noteholders will experience losses. In addition, the Reserve Account is intended to enhance the likelihood of receipt by noteholders and certificateholders of amounts due them and to decrease the likelihood that the noteholders and certificateholders will experience losses. However, in certain circumstances, the Reserve Account could be depleted. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the receivables exceeds the amount on deposit in the Reserve Account a temporary shortfall in the amounts distributed to the noteholders or the certificateholders could result. In addition, depletion of the Reserve Account ultimately could result in losses to noteholders and certificateholders.]

                        FEDERAL INCOME TAX CONSEQUENCES

         Mayer, Brown & Platt is of the opinion that:

         (1) based on the terms of the notes and the transactions relating to the receivables as set forth herein, and

         (2) based on the applicable provisions of the Related Documents, for federal income tax purposes, the Issuer will not be classified as an association taxable as a corporation and the Issuer will not be treated as a publicly traded partnership taxable as a corporation.

         [The Issuer and certificateholders] will agree by their purchase of certificates, if there is more than one certificateholder, to treat the Issuer as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Issuer, the certificateholders as partners of the partnership and the notes as debt of the partnership, and if there is one certificateholder, to treat that holder as the owner of the assets of the Trust and to treat the Issuer as a disregarded entity. It is not anticipated that the notes will be treated as issued will original issue discount ("OID"). See "Material Federal Income Tax Consequences" in the accompanying prospectus.

                        STATE AND LOCAL TAX CONSEQUENCES

         The discussion above does not address the tax consequences of purchase, ownership or disposition of the Securities under any state or local tax law. We recommend that investors consult their own tax advisors regarding state and local tax consequences.

                              ERISA CONSIDERATIONS

         [ELIGIBILITY FOR PURCHASE BY ERISA PLANS AND ANY ERISA CONSIDERATIONS AND INVESTOR REPRESENTATIONS APPLICABLE TO A SERIES WILL BE EXPLAINED IN THIS SECTION.]

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting agreement relating to the securities (the "UNDERWRITING AGREEMENT"), the company has agreed to sell to Banc of America Securities LLC (the "UNDERWRITER"), and the Underwriter has agreed to purchase, the principal amount of securities set forth opposite its name below, subject to the satisfaction of certain conditions precedent.

                                                                PRINCIPAL AMOUNT             PRINCIPAL AMOUNT OF
UNDERWRITER                                                         OF NOTES                     CERTIFICATES
-----------                                                     ----------------             -------------------
Banc of America Securities LLC.......................               $[.......]                     $[.......]
      Total..........................................               $[.......]                     $[.......]

         The company has been advised by the Underwriter that the Underwriter proposes to offer the notes [and certificates] to the public initially at the public offering prices set forth on the cover page of the accompanying prospectus, and to certain dealers at these prices less a concession of [ ]% per notes on the sale to certain other dealers; and that after the initial public offering of the notes [and certificates], the public offering prices and the concessions and discounts to dealers may be changed by the Underwriter.

         Until the distribution of the notes [and certificates] is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriter to bid for and purchase the notes [and certificates]. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the prices of the notes [and certificates]. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of such notes [and certificates].

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of purchases for these purposes.

         Neither the company nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the notes [and certificates]. In addition, neither the company nor the Underwriter makes any representation that the Underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         Banc of America Securities LLC is an affiliate of the company.

         The seller and the originator have jointly and severally agreed to indemnify the Underwriter against particular liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriter may be required to make in respect of these liabilities. In the opinion of the Commission, this indemnification is against public policy as expressed in the Securities Act and, may, therefore, be unenforceable.

         The trustee may, from time to time, invest the funds in the Accounts in eligible investments acquired from the Underwriter.

                                    RATINGS

         It is a condition to the issuance of the notes [and the certificates] that they be rated "[___]" by [_________________] and "[___]" by
[____________________________] (each, a "RATING AGENCY"). The ratings of the notes [and certificates] will be based primarily on the receivables, the Reserve Account, and the terms of the notes. The ratings of the notes [and certificates] should be evaluated independently from similar ratings on other types of notes [and certificates]. The ratings do not address the possibility that noteholders [or certificateholders] may suffer a lower than anticipated yield.

         There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the notes [or certificates] is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to these notes. There can be no assurance whether any other rating agency will rate any of the notes, or if one does, what rating would be assigned by any other rating agency. A security rating is not a recommendation to buy, sell or hold notes [or certificates].

                                 LEGAL MATTERS

Certain legal matters with respect to the notes [and the certificates] will be passed upon for the Originator and the Seller by [ ]. Certain legal matters with respect to the notes [and the certificates] will be passed upon for the company and the Underwriter by Mayer, Brown & Platt, New York, New York. Mayer, Brown & Platt also will pass upon the material federal income tax consequences related to the notes [and the certificates].

                             INDEX OF DEFINED TERMS

ABS..............................................................................................................20
ABS Table........................................................................................................20
Advance..........................................................................................................35
Available Principal..............................................................................................30
Certificate Balance..............................................................................................32
Certificate Rate.................................................................................................32
Certificateholders' Interest Carryover Shortfall.................................................................33
Certificateholders' Interest Distributable Amount................................................................32
Certificateholders' Monthly Interest Distributable Amount........................................................33
Certificateholders' Monthly Principal Distributable Amount.......................................................33
Certificateholders' Percentage...................................................................................33
Certificateholders' Principal Carryover Shortfall................................................................33
Certificateholders' Principal Distributable Amount...............................................................33
Collection Period................................................................................................33
Cram Down Loss...................................................................................................33
Dealer Agreements................................................................................................12
Determination Date...............................................................................................28
Events of Default................................................................................................23
Interest Distribution Amount.....................................................................................29
Interest Period..................................................................................................22
Interest Rate....................................................................................................22
Issuer...........................................................................................................11
Issuer Property..................................................................................................12
Limited Liability Company Agreement..............................................................................11
Liquidated Receivables...........................................................................................34
Liquidation Proceeds.............................................................................................29
Noteholders' Distributable Amount................................................................................34
Noteholders' Interest Carryover Shortfall........................................................................34
Noteholders' Interest Distributable Amount.......................................................................34
Noteholders' Monthly Interest Distributable Amount...............................................................34
Noteholders' Percentage..........................................................................................35
Noteholders' Principal Carryover Shortfall.......................................................................35
Noteholders' Principal Distributable Amount......................................................................34
Noteholders" Monthly Principal Distributable Amount..............................................................35
OID..............................................................................................................37
Originator.......................................................................................................17
Owner Trustee....................................................................................................12
Pool Balance.....................................................................................................35
Principal Distribution Amount....................................................................................30
Rating Agency....................................................................................................39
Recoveries.......................................................................................................29
Reserve Account Initial Deposit..................................................................................36
Reserve Account Transfer Amount..................................................................................28
Sale and Servicing Agreement.....................................................................................11
Seller...........................................................................................................17
Servicer.........................................................................................................17
Servicer Default.................................................................................................27
Servicing Fee....................................................................................................27
Servicing Fee Rate...............................................................................................27
Specified Reserve Account Balance................................................................................36
Total Distribution Amount........................................................................................31
Total Servicing Fee..............................................................................................27
Transfer and Servicing Agreements................................................................................26
Trust Agreement..................................................................................................11
Underwriter......................................................................................................38
Underwriting Agreement...........................................................................................38

============================================================  ==================================================================

         NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN
AUTHORIZED TO  GIVE  ANY   INFORMATION   OR  TO  MAKE  ANY                                [ISSUER]
REPRESENTATIONS    NOT   CONTAINED   IN   THIS   PROSPECTUS
SUPPLEMENT AND THE PROSPECTUS  AND, IF GIVEN OR MADE,  SUCH                               [NOTES]
INFORMATION OR  REPRESENTATIONS  MUST NOT BE RELIED UPON AS
HAVING BEEN  AUTHORIZED BY THE SELLER,  THE SERVICER OR THE                           [CERTIFICATES]
UNDERWRITER.    THIS   PROSPECTUS    SUPPLEMENT   AND   THE
PROSPECTUS  DO  NOT  CONSTITUTE  AN  OFFER  TO  SELL,  OR A                       BAS SECURITIZATION LLC
SOLICITATION  OF AN OFFER TO BUY,  THE  SECURITIES  OFFERED                              DEPOSITOR
HEREBY TO ANYONE IN ANY  JURISDICTION  IN WHICH THE  PERSON
MAKING SUCH OFFER OR  SOLICITATIONS  NOT QUALIFIED TO DO SO
OR TO ANYONE TO WHOM IT IS  UNLAWFUL TO MAKE ANY SUCH OFFER                          [_______________]
OR  SOLICITATION.  NEITHER THE DELIVERY OF THIS  PROSPECTUS                         SELLER AND SERVICER
SUPPLEMENT  AND THE  PROSPECTUS NOR ANY SALE MADE HEREUNDER
SHALL, UNDER ANY CIRCUMSTANCES,  CREATE AN IMPLICATION THAT                          [_______________]
INFORMATION  HEREIN OR  THEREIN  IS  CORRECT AS OF ANY TIME
SINCE  THE  DATE  OF  THIS  PROSPECTUS  SUPPLEMENT  OR  THE                              [INSURER]
PROSPECTUS, RESPECTIVELY.




                                                                                 ------------------------

UNTIL   [____________],   2002,   ALL   DEALERS   EFFECTING                             PROSPECTUS
TRANSACTIONS IN THE [NOTES] [CERTIFICATES],  WHETHER OR NOT                             SUPPLEMENT
PARTICIPATING  IN THIS  DISTRIBUTION,  MAY BE  REQUIRED  TO
DELIVER  A  PROSPECTUS  SUPPLEMENT  AND THE  PROSPECTUS  TO                      ------------------------
WHICH  IT  RELATES.   THIS  DELIVERY   REQUIREMENT   IS  IN
ADDITION  TO  THE   OBLIGATION  OF  DEALERS  TO  DELIVER  A                             UNDERWRITER
PROSPECTUS   SUPPLEMENT  AND  PROSPECTUS   WHEN  ACTING  AS
UNDERWRITER AND WITH RESPECT TO THEIR UNSOLD  ALLOTMENTS OR                   BANC OF AMERICA SECURITIES LLC
SUBSCRIPTIONS.




============================================================  ==================================================================



The information in this prospectus supplement is not complete and may be changed. We may not sell these certificates until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus supplement is not an offer to sell these certificates and it is not soliciting an offer to buy these certificates in any state where the offer or sale is not.

                                                                       FORM 2(1)

                           SUBJECT TO COMPLETION, [ ]

                 PROSPECTUS SUPPLEMENT (TO PROSPECTUS DATED [ ])
                               $[ ] (APPROXIMATE)
                      ASSET BACKED CERTIFICATES SERIES [ ]

                   [ ] AUTO RECEIVABLES GRANTOR TRUST [ ]-[ ]
                                     ISSUER

                             BAS SECURITIZATION LLC
                                    DEPOSITOR

                                       [ ]
                               SELLER AND SERVICER

========================= ============ ============ ============ =========== ============== ============
                           PRINCIPAL   CERTIFICATE     LEGAL     PRICE TO    UNDERWRITING    PROCEEDS
                            BALANCE       RATE         FINAL      PUBLIC*      DISCOUNT       TO THE
                                                    DISTRIBUTION                              SELLER
                                                       DATE
------------------------- ------------ ------------ ------------ ----------- -------------- ------------
[CLASS A CERTIFICATES]
------------------------- ------------ ------------ ------------ ----------- -------------- ------------
[CLASS B CERTIFICATES]
========================= ============ ============ ============ =========== ============== ============

         *The aggregate proceeds to the issuer, before deducting expenses payable by or on behalf of the issuer estimated at $[ ], will be $[ ].

         CONSIDER CAREFULLY THE RISK FACTORS BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT AND ON PAGE [ ] OF THE ACCOMPANYING PROSPECTUS.

         For a list of capitalized terms used in this prospectus supplement and the accompanying prospectus, see the index of defined terms beginning on page S-[ ] of this prospectus supplement and on page [ ] of the accompanying prospectus.

         The certificates will represent interests in the trust fund only and will not represent interests in or obligations of any other entity. The certificates are not guaranteed by BAS Securitization LLC or any of its affiliates, and neither the securities nor the underlying receivables are insured or guaranteed by any governmental entity.

         This prospectus supplement may be used to offer and sell the certificates only if accompanied by the accompanying prospectus.

         The certificates will be issued by a trust. The sources for payment of the certificates are a pool of motor vehicle receivables [[a small percentage][approximately half][a majority][substantially all][all] of which are the obligations of obligors with credit histories that are below prime] held by the issuer and cash held by the issuer.

         We are only offering to you the certificates. Interest and principal on the certificates are scheduled to be distributed monthly, on the [ ]th of the month. The first scheduled distribution date is [ ].

         NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE CERTIFICATES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT OR THE ATTACHED PROSPECTUS IS ACCURATE OR COMPLETE. MAKING ANY CONTRARY REPRESENTATION IS A CRIMINAL OFFENSE.

         Subject to the satisfaction of certain conditions, the underwriter named below is offering the certificates at the price to public shown. The certificates will be delivered in book entry form only on or about [ ].

                         BANC OF AMERICA SECURITIES LLC
                 The date of this prospectus supplement is [ ].


--------

(1) This form of prospectus supplement is representative of the form of prospectus supplement that may typically be used in a particular transaction. The provisions in this form may change from transaction to transaction, whether or not the provisions are bracketed in the form to reflect the specific parties, the structure of the certificates, servicing provisions, receivables pool and provisions of the transaction documents.

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS
             PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS:

         We provide information to you about the certificates offered by this prospectus supplement in two separate documents that progressively provide more detail: (1) the accompanying prospectus, which provides general information, some of which may not apply to your certificates, and (2) this prospectus supplement, which describes the specific terms of your certificates.

         If information varies between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. No dealer, salesperson or other person has been authorized to give any information or to make any representations other than those contained in this prospectus supplement and the prospectus and, if given or made, the information or representations must not be relied upon as having been authorized by the issuer, BAS Securitization LLC, the underwriters or any dealer, salesperson or other person. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any security in any jurisdiction in which it is unlawful to make any similar offer or solicitation.

         We do not claim that the information in this prospectus supplement and prospectus is accurate as of any date other than the dates stated on their respective covers.

                         -------------------------------

         Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will be required to deliver a prospectus supplement and prospectus for ninety days following the date of this prospectus supplement.

                         -------------------------------

         We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus provide the pages on which these captions are located.

                                TABLE OF CONTENTS

                              PROSPECTUS SUPPLEMENT

CAPTION                                                                      PAGE
-------                                                                      ----

SUMMARY OF TERMS .........................................................     1

RISK FACTORS .............................................................     5

FORMATION OF THE ISSUER ..................................................    11

THE ISSUER PROPERTY ......................................................    12

THE RECEIVABLES POOL .....................................................    13

THE COMPANY ..............................................................    16

THE SELLER ...............................................................    16

THE ORIGINATOR ...........................................................    16

THE SERVICER .............................................................    17

USE OF PROCEEDS ..........................................................    18

WEIGHTED AVERAGE LIFE OF THE CERTIFICATES ................................    18

DESCRIPTION OF THE CERTIFICATES ..........................................    20

DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT .......................    21

FEDERAL INCOME TAX CONSEQUENCES ..........................................    34

STATE AND LOCAL TAX CONSEQUENCES .........................................    37

ERISA CONSIDERATIONS .....................................................    37

UNDERWRITING .............................................................    38

RATINGS ..................................................................    39

LEGAL MATTERS ............................................................    39

INDEX OF DEFINED TERMS ...................................................    40

                                   Prospectus

                                SUMMARY OF TERMS

    This summary highlights selected information from this prospectus supplement and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, it is necessary that you read carefully this entire prospectus supplement and accompanying prospectus.

    While this summary contains an overview of certain calculations, cash flow priorities, and other information to aid your understanding, you should read carefully the full description of these calculations, cash flow priorities and other information in this prospectus supplement and the accompanying prospectus before making any investment decision.

PARTIES

THE ISSUER

         [[ ] Auto Receivables Grantor Trust [ ]-[ ] is a Delaware [common law] business] trust]. The issuer will issue the certificates and be liable for their payment. The issuer's principal asset will be a pool of motor vehicle receivables.

ORIGINATOR

         [ ] is a [ ] corporation. It will sell and contribute the motor vehicle receivables to the seller. The originator's principal executive offices are located at [ ].

SERVICER

         [__] is a [___] corporation. [__] will also service the motor vehicle receivables held by the issuer. The servicer's principal executive offices are located at [__].

SELLER

         [ ], a [ ], will assign the motor vehicle receivables to the company. [[ ] is a [wholly-owned subsidiary of the originator] [an affiliate of the originator].] The seller's principal executive offices are located at [ ].

COMPANY

         BAS Securitization LLC is a special purpose Delaware limited liability company. The company will purchase the receivables from the seller. The company's principal executive offices are located at Bank of America Corporate Center, Charlotte, North Carolina 28255, telephone (704) 386-5000.

THE TRUSTEE

         [ ] is a [ ]. [ ] will be the trustee. The trustee's principal executive offices are located at [ ].

DATES

INITIAL CUTOFF DATE

         [ ]. The issuer will receive payments due on, or received with respect to, the motor vehicle receivables after this date.

CLOSING DATE

         On or about [   ].

DESCRIPTION OF THE CERTIFICATES

         The issuer will issue asset backed certificates.

         The certificates will initially be issued in book-entry form only. The certificates will be issued in minimum denominations of $10,000 and multiples of $1,000 in excess of $10,000.

         You may hold your certificates through DTC in the United States.

         The certificates will be secured solely by the pool of receivables and the other assets of the issuer which are described under the section entitled "The Issuer Property."

         A collection period means, with respect to the initial distribution date, the period from the initial cutoff date through the last day of the calendar month prior to the month on which the initial distribution date occurs and, with respect to each following distribution date, the calendar month prior to the month in which the distribution date occurs.

DISTRIBUTION DATES

         The distribution date will be the [ ]th day of each month, or, if that day is not a business day, the next succeeding business day. The first distribution date will be [ ].

         The record date for all distribution dates is the [ ]th day of each month, or, if that day is not a business day, the prior business day.

         The legal final distribution date on which interest and principal on the certificates are required to be paid in full will be [ ].

INTEREST

         In the case of the first distribution date, interest will accrue from [ ] through and excluding the first distribution date of [ ]. For any subsequent payment interest will accrue on the certificates during the month preceding each distribution date. Interest on the certificates will be calculated on a ["30/360" basis] ["actual/360" basis].

PRINCIPAL

         The amount of principal available to be distributed to the certificates is generally equal to the amount of collections on the pool allocable to principal during the prior calendar month plus any losses recognized on the motor vehicle receivables pool during the prior calendar month.

         Principal distributable to the certificates will be distributed to the certificates until its principal balance is reduced to zero.

         In addition, the outstanding principal amount of the certificates, to the extent not previously paid, will be payable on the legal final distribution date of the related class of certificates.

THE ISSUER ASSETS

         The Issuer assets will include:

         -        the receivables;

         -        monies due on, or received under the receivables, after [ ];

         - an assignment of the security interests in the vehicles securing the motor vehicle receivables pool;

         -        the related files;

         - all rights to proceeds from claims on physical damage, credit life and disability insurance policies covering the motor vehicles or the obligors;

         - all rights to liquidation proceeds with respect to the motor vehicle receivables pool;

         - an assignment of the rights of the company under a receivables purchase agreement with the seller and the related rights of the seller under a receivables purchase agreement with the originator;

         - an assignment of the rights of the originator against dealers under agreements between the originator and these dealers;

         -        specific bank accounts;

         -        all proceeds of the foregoing; and

         - particular rights under the principal transaction documents for this offering.

THE RECEIVABLES

         The receivables are amounts owed by individuals under motor vehicle installment loans to purchase or refinance new or used automobiles, vans, trucks, buses and/or trailers, light-duty trucks and other similar vehicles. [A small percentage][Approximately half][A majority][Substantially all][All] of which are the obligations of obligors with credit histories that are below prime].

         The company expects that the receivables will have the following characteristics as of [ ]. As of the closing date, no more than 5% of the receivables will have characteristics that differ from those described in this prospectus supplement as of [ ].

-        Number of contracts.....      [  ]

-        Principal Amount........     $[  ]

-        Contract Rates..........      [  ]% to [   ]%

-        Weighted Average Contract
           Rate..................      [  ]%

-        Original Term...........      [  ] months to
                                       [  ] months

-        Weighted Average Original
           Term..................      [  ] months

-        Remaining term..........      [  ] months to
                                       [  ] months

-        Weighted Average Remaining
           Term..................      [  ] months

-        New.....................      [  ]%

-        Used....................      [  ]%

-        States [  ].............      [  ]%
           [ ]...................      [  ]%

OPTIONAL TERMINATION

         The certificates, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which [ ] exercises its "clean-up call" option to purchase the motor vehicle receivables pool. This can only occur after the pool balance declines to [10%] or less of the original pool balance. The redemption price is at least equal to the unpaid principal amount of the certificates plus accrued and unpaid interest on the certificates.

RATING OF THE CERTIFICATES

         The certificates must receive at least the following ratings from [a nationally recognized rating agency] in order to be issued.

FEDERAL TAX CONSEQUENCES

         Mayer, Brown & Platt, federal tax counsel to the trust, is of the opinion that the trust will be classified, for federal income tax purposes, as a grantor trust and not as an association taxable as a corporation. Certificateholders must report their respective allocable shares of income earned on trust assets excluding certain amounts retained by the seller as described in this prospectus supplement and, subject to the limitations applicable to individuals, estates, trusts and partnerships, may deduct their respective allocable shares of reasonable servicing and other fees. However, the tax code is complex, and we recommend that you and your tax advisors review the information under the caption "Federal Income Tax Consequences" in this prospectus supplement and "Material Federal Income Tax Consequences--Grantor Trusts" in the accompanying prospectus.

ERISA CONSIDERATIONS

         The certificates may be purchased by ERISA and other retirement plans if one or more administrative exemptions apply. See "ERISA Considerations" in this prospectus supplement and the prospectus. An employee benefit plan, any other retirement plan, and any entity deemed to hold "plan assets" of any employee benefit plan or other plan should consult with its counsel before purchasing the certificates.

                                  RISK FACTORS

         The following information, which you should carefully consider, identifies certain significant sources of risk associated with an investment in the certificates.

CLASS B CERTIFICATES WILL ABSORB CASH        Holders of the Class B certificates will not receive
SHORTFALLS BEFORE THE CLASS A CERTIFICATES   any distribution of interest until the full amount of
                                             interest on the Class A certificates has been paid on
                                             each distribution date. Holders of the Class B
                                             certificates will not receive any distributions of
                                             principal until the full amount of principal of the
                                             Class A certificates has been paid on that
                                             distribution date. Holders of the certificates must
                                             rely for repayment upon payments on the receivables,
                                             and, if and to the extent available, amounts on
                                             deposit in the reserve account. If funds in the
                                             reserve account are exhausted, the trust will depend
                                             solely on current distributions on the receivables to
                                             make payments on the certificates. Delinquent
                                             payments on the receivables may result in a shortfall
                                             in the distribution on the Class B certificates on
                                             any distribution date due to the priority of payments
                                             on the Class A certificates.


CLASS B CERTIFICATEHOLDERS MAY HAVE TO PAY   For federal income tax purposes, amounts otherwise
TAXES ON AMOUNTS NOT ACTUALLY RECEIVED       payable to the owners of the Class B certificates
                                             that are paid to the owners of the Class A
                                             certificates will be deemed to have been received by
                                             the owners of the Class B certificates and then paid
                                             by them to the owners of the Class A certificates
                                             pursuant to a guaranty. Accordingly, the owners of
                                             the Class B certificates could be liable for taxes on
                                             amounts not actually received. See "Federal Income
                                             Tax Consequences" in this prospectus supplement and
                                             "Material Federal Income Tax Consequences--Grantor
                                             Trusts" in the prospectus.


CERTAIN FEATURES OF THE RECEIVABLES POOL     There are a number of features of the receivables in
MAY RESULT IN LOSSES                         the pool that create additional risk of loss, including the following: [Insert features.]

YOUR YIELD TO MATURITY MAY BE REDUCED BY     The pre-tax yield to maturity is uncertain and will
PREPAYMENTS                                  depend on a number of factors including the
                                             following:

                                             -        The amount of distributions of principal of
                                                      the certificates and the time when you
                                                      receive those distributions depends on the
                                                      amount and the times at which borrowers make
                                                      principal payments on the receivables. Those
                                                      principal payments may be regularly
                                                      scheduled payments or unscheduled payments
                                                      resulting from prepayments or defaults of
                                                      the receivables.

                                             -        Asset backed securities, like the
                                                      certificates, usually produce earlier
                                                      repayment of principal to investors when
                                                      market interest rates fall below the
                                                      interest rates on the receivables and
                                                      produce later repayment of principal when
                                                      market interest rates are above the interest
                                                      rates on the receivables. As a result, you
                                                      are likely to receive more money to reinvest
                                                      at a time when other investments generally
                                                      are producing a lower yield than that on the
                                                      certificates, and are likely to receive less
                                                      money to reinvest when other investments
                                                      generally are producing a higher yield than
                                                      that on the certificates. You will bear the
                                                      risk that the timing and amount of
                                                      distributions on your certificates will
                                                      prevent you from attaining your desired
                                                      yield.

                                             -        If the receivables are sold upon exercise of
                                                      [ ] optional termination or the auction
                                                      call, you will receive the principal amount
                                                      of your certificates plus accrued interest
                                                      through the related interest period. Because
                                                      your certificates will no longer be
                                                      outstanding, you will not receive the
                                                      additional interest payments that you would
                                                      have received had the certificates remained
                                                      outstanding. If you bought your certificates
                                                      at a premium, your yield to maturity will be
                                                      lower than it would have been if the
                                                      optional termination had not been exercised.


CERTAIN OBLIGORS HAVE LITTLE EQUITY IN       For approximately [ ]% of the aggregate outstanding
THEIR FINANCED VEHICLES WHICH MAY RESULT     principal amount of the receivables, the original
IN MORE SEVERE LOSSES                        principal amount of the receivables exceeded the cost
                                             of the related financed vehicle. Although each such
                                             obligor was required to make a down payment from the
                                             obligor's own funds, those obligors have no equity in
                                             their vehicles. While those obligors had excellent
                                             credit histories at the time, the lack of any equity
                                             in their vehicles may make it more likely that those
                                             obligors will default if their personal financial
                                             conditions change. In addition, if such an obligor
                                             defaults and the vehicle is repossessed, the issuer
                                             is likely to suffer a loss.

USED VEHICLES INCLUDED IN THE RECEIVABLES    Some or all of the assets of an issuer may consist of
POOL MAY INCUR  HIGHER LOSSES THAN NEW       financed vehicles that are used. Because the value of
AUTOMOBILES                                  a used vehicle is more difficult to determine, upon
                                             sale of a repossessed vehicle, a greater loss may be
                                             incurred.


THE CONCENTRATION OF THE RECEIVABLES IN      Economic conditions in the states where obligors
SPECIFIC GEOGRAPHIC AREAS MAY INCREASE THE   reside may affect the delinquency, loan loss and
RISK OF LOSS                                 repossession experience of the issuer with respect to
                                             the receivables. As of the cutoff date, the billing
                                             addresses of the obligors with respect to
                                             approximately [ ]%, [ ]%, and [ ]% of the principal
                                             amount of the receivables were located in [ ], [ ]
                                             and [ ], respectively. Economic conditions in any
                                             state or region may decline over time and from time
                                             to time. Because of the concentration of the obligors
                                             in certain states, any adverse economic conditions in
                                             those states may have a greater effect on the
                                             performance of the securities than if the
                                             concentration did not exist.


NEWLY ORIGINATED LOANS MAY BE MORE LIKELY    Defaults on automobile loans tend to occur at higher
TO DEFAULT WHICH MAY CAUSE LOSSES            rates during the first few years after origination of
                                             the automobile loans. Substantially all of the
                                             automobile loans will have been originated within [ ]
                                             months prior to the sale to the issuer. As a result,
                                             the issuer may experience higher rates of default
                                             than if the automobile loans had been outstanding for
                                             a longer period of time.


[RECEIVABLES THAT ARE BELOW PRIME            [A small percentage][Approximately half][A
RECEIVABLES MAY HAVE  HIGHER DEFAULT RATES   majority][Substantially all][All] of the receivables
                                             are the obligations of obligors with below prime
                                             credit histories and involve obligors who do not
                                             qualify for conventional motor vehicle financing as a
                                             result of, among other things, a lack of or adverse
                                             credit history, low income levels or the inability to
                                             provide adequate down payments. While the
                                             originator's underwriting guidelines are designed to
                                             establish that, notwithstanding such factors, the
                                             obligor is a reasonable credit risk, the default rate
                                             for such obligors may be higher than for more
                                             traditional motor vehicle financiers. In the event of
                                             such defaults, generally the most practical
                                             alternative is repossession of the financed vehicle.
                                             As a result, some losses on the receivables may be
                                             anticipated from repossessions and foreclosure sales
                                             that do not yield sufficient proceeds to repay the
                                             receivables in full. See "Material Legal Aspects of
                                             the Receivables" in the prospectus.] [NOTE: THIS RISK
                                             FACTOR TO BE USED ONLY WHEN BELOW PRIME RECEIVABLES
                                             ARE INCLUDED IN THE POOL OF RECEIVABLES.]

COMMINGLING OF ASSETS BY THE SERVICER        We will require the servicer to deposit all payments
COULD REDUCE OR DELAY PAYMENTS ON THE        on the receivables collected during each collection
SECURITIES                                   period into the related collection account within two
                                             business days of receipt of the payments. However, if
                                             a servicer satisfies particular requirements for less
                                             frequent remittances we will not require the servicer
                                             to deposit the amounts into the collection account
                                             until the business day preceding each distribution
                                             date.

                                             Pending deposit into the collection account,
                                             collections may be invested by the servicer at its
                                             own risk and for its own benefit and will not be
                                             segregated from funds of the servicer. If the
                                             servicer were unable to remit the funds, the
                                             applicable securityholders might incur a loss. To the
                                             extent set forth in the related prospectus
                                             supplement, the servicer may, in order to satisfy the
                                             requirements described above, obtain a letter of
                                             credit or other security for the benefit of the
                                             related trust to secure timely remittances of
                                             collections on the receivables.


[YOU MAY SUFFER LOSSES DUE TO RECEIVABLES    The receivables include receivables which have APRs
WITH LOW APRS                                that are less than the interest rates on the
                                             certificates. Interest paid on the higher coupon
                                             receivables compensates for the lower coupon
                                             receivables. Excessive prepayments on the higher
                                             coupon receivables may adversely impact your
                                             certificates by reducing such interest payments
                                             available.


A CHANGE IN SERVICER MAY ADVERSELY AFFECT    [ ] believes that its credit loss and delinquency
CONDITIONS ON THE MOTOR VEHICLE RECEIVABLES  experience reflect in part its trained staff and collection procedures. If a servicer termination
                                             event occurs under the sale and servicing agreement
                                             and [ ] is removed as servicer, or if [ ] resigns or
                                             is terminated as servicer, the backup servicer has
                                             agreed to assume the obligations of successor
                                             servicer. A change in servicer may result in a
                                             temporary disruption of servicing. There can be no
                                             assurance, however, that collections with respect to
                                             the motor vehicle receivables will not be adversely
                                             affected by any change in servicer.

                                             If [ ] is removed as servicer or is no longer able to
                                             act as the servicer, there may be delays in
                                             processing payments or losses on the receivables
                                             because of the disruption of transferring servicing
                                             to the successor servicer, or because the successor
                                             servicer is not as experienced in servicing as [ ].
                                             This might cause you to experience delays in payments
                                             or losses on your certificates.


[IF THE ISSUER DOES NOT USE ALL OF           If the issuer has not used all of the money deposited in the
THE MONEY IN THE PRE-FUNDING                 pre-funding account to purchase additional motor vehicle
ACCOUNT, A MANDATORY                         receivables by [ ], then the holders of each of the certificates

REDEMPTION OF A PORTION OF THE               will receive a pro rata payment of principal in an
CERTIFICATES COULD RESULT                    amount equal to the unused amount of the amount
                                             remaining in the pre-funding account. The inability
                                             of the seller to obtain receivables meeting the
                                             requirements for sale to the issuer will increase the
                                             likelihood of a prepayment of principal. Any
                                             reinvestment risk from the mandatory prepayment of a
                                             portion of the certificates from the unused amount
                                             will be borne by the holders of the certificates.]


[RISK OF RECHARACTERIZATION OF TRUE SALE     The originator warrants to the seller that the sale
AS A PLEDGE                                  and contribution of the motor vehicle loans by it to
                                             the seller is a valid sale and contribution of the
                                             motor vehicle loans. In addition, the originator and
                                             the seller have agreed to treat the transactions
                                             described herein as a sale and contribution of such
                                             motor vehicle loans to the seller, and the originator
                                             will take all actions that are required under
                                             applicable law to perfect the seller's ownership
                                             interest in the motor vehicle loans. Notwithstanding
                                             the foregoing, if the originator were to become a
                                             debtor in a bankruptcy case and a creditor or
                                             trustee-in-bankruptcy of the originator or the
                                             originator itself as debtor-in-possession were to
                                             take the position that the sale and contribution of
                                             motor vehicle receivables from the originator to the
                                             seller should be recharacterized as a pledge of such
                                             motor vehicle receivables to secure a borrowing from
                                             the originator, then delays in payments of
                                             collections of motor vehicle receivables could occur
                                             or (should the court rule in favor of any such
                                             trustee, debtor-in-possession or creditor) reductions
                                             in the amount of such payments could result.

                                             If the transfer of motor vehicle receivables to the
                                             seller were respected as a sale and contribution, the
                                             motor vehicle loans would not be part of the
                                             originator's bankruptcy estate and would not be
                                             available to the originator's creditors.

                                             In addition, if the originator were to become a
                                             debtor in a bankruptcy case and a creditor or a
                                             trustee-in-bankruptcy of such debtor or the
                                             originator itself were to request a court to order
                                             that the originator should be substantively
                                             consolidated with the seller, delays in payments on
                                             the certificates could result. Should the bankruptcy
                                             court rule in favor of any such creditor,
                                             trustee-in-bankruptcy or the originator, reductions
                                             in such payments could result.]


WITHDRAWAL OR DOWNGRADING OF INITIAL         A security rating is not a recommendation to buy,
RATINGS MAY REDUCE THE PRICES FOR            sell or hold securities. Similar ratings on different
SECURITIES                                   types of securities do not necessarily mean the same
                                             thing. You are encouraged to analyze the significance
                                             of each rating independently from any

                                             other rating. Any rating agency may change its rating of
                                             the certificates after those securities are issued if
                                             that rating agency believes that circumstances have
                                             changed. Any subsequent change in rating will likely
                                             reduce the price that a subsequent purchaser will be
                                             willing to pay for the securities.

   [INSERT ANY ADDITIONAL RISK FACTORS APPLICABLE TO A PARTICULAR OFFERING.]

                             FORMATION OF THE ISSUER

THE ISSUER

         [ ] Auto Receivables Grantor Trust [ ]-[ ] is a [common law] [business] trust to be formed by the company under the laws of the State of Delaware pursuant to a pooling and servicing agreement (the "POOLING AND SERVICING AGREEMENT") for the transactions described in the accompanying prospectus (the "Issuer"). After its formation, the Issuer will not engage in any activity other than:

         (1) acquiring, holding and managing the receivables and the other assets of the Issuer and proceeds therefrom;

         (2)      issuing the certificates;

         (3)      making payments on the certificates; and

         (4) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith.

         The certificates will be transferred by the Issuer to the company in exchange for the receivables. The certificates will be sold to the Underwriter for cash. The Servicer will initially service the receivables pursuant to the Pooling and Servicing Agreement and will be compensated for acting as the Servicer. See "Description of the Transfer and Servicing Agreements--Servicing Compensation" in this prospectus supplement and "--Servicing Compensation and Payment of Expenses" in the accompanying prospectus. To facilitate servicing and to minimize administrative burden and expense, the Servicer will be appointed custodian for the receivables by the Issuer, but will not stamp the receivables to reflect the sale and assignment of the receivables to the Issuer, nor amend the certificates of title of the financed vehicles.

         If the protection provided to the investment of the securityholders in the Issuer by the Reserve Account is insufficient, the Issuer will look to the obligors of the receivables, and the proceeds from the repossession and sale of financed vehicles which secure defaulted receivables. In such event, there may not be sufficient funds to make distributions with respect to the certificates.

         The Issuer's principal offices are located in [ ].

CAPITALIZATION OF THE ISSUER

         The following table illustrates the capitalization of the Issuer as of the cutoff date, as if the issuance and sale of the certificates had taken place on such date:

Class A Certificates.............................    $[     ]
Class B Certificates.............................    $[     ]
      Total......................................    $[     ]

                               THE ISSUER PROPERTY

         The certificates will be collateralized by the Issuer Property. Each certificate represents a fractional undivided interest in the Issuer. [The "ISSUER PROPERTY" will include the receivables, which were originated directly by the Originator or purchased indirectly by the Originator pursuant to agreements with dealers ("DEALER AGREEMENTS")]. On the closing date, the Seller will buy the receivables from the Originator, the Seller will assign the receivables to the company and the company will sell the receivables to the Issuer. The Servicer will, directly or through subservicers, service the receivables. The Issuer Property also includes:

         - all monies received under the receivables on and after the cutoff date and, with respect to receivables which are Actuarial Receivables, monies received thereunder prior to the cutoff date that are due on or after the cutoff date;

         - such amounts as from time to time may be held in the Collection Account, the Reserve Account, the Payahead Account and the Certificate Distribution Account, established and maintained by the Servicer pursuant to the Sale and Servicing Agreement as described below;

         -        security interests in the financed vehicles;

         - the rights of the Originator to receive proceeds from claims under certain insurance policies;

         - the rights of the Issuer under the Pooling and Servicing Agreement and the rights of the company under the Receivables Purchase Agreement;

         - the rights of the Originator to refunds for the costs of extended service contracts and to refunds of unearned premiums with respect to credit life and credit accident and health insurance policies covering the financed vehicles or the obligors of the financed vehicles (the "obligors");

         - all right, title and interest of the Seller (other than with respect to any dealer commission) with respect to the receivables under the related Dealer Agreements;

         -        rights with respect to any repossessed financed vehicles; and

         -        all proceeds (within the meaning of the UCC) of the foregoing.

         The Reserve Account will be maintained in the name of the trustee for the benefit of the certificateholders.

                              THE RECEIVABLES POOL

POOL COMPOSITION

         The receivables were selected from the Originator's portfolio by several criteria, including, as of the cutoff date, the following:

         - each receivable has a scheduled maturity of not later than the legal final distribution date of the certificates;

         - each receivable was originated in the United States of America;

         - each receivable has an original term to maturity of not more than [ ] months and a remaining term to maturity of [ ] months or less as of the cutoff date;

         - approximately [ ]% of the initial Pool Balance was secured by new financed vehicles, and approximately [ ]% of the initial Pool Balance was secured by used financed vehicles;

         - each receivable provides for level monthly payments which fully amortize the amount financed except, in the case of Simple Interest Receivables, for the last payment, which may be different from the level payment;

         - each receivable is not more than [ ] days contractually past due as of the cutoff date and is not more than [ ] months paid ahead;

         - each receivable has an outstanding principal balance between $[ ] and $[ ];

         -        each receivable has a contract rate of no less than [ ]%; and

         - no receivable has been at any time since origination or is, in default.

         As of the cutoff date, no obligor on any receivable was noted in the related records of the Servicer as being the subject of any pending bankruptcy or insolvency proceeding. The latest scheduled maturity of any receivable is not later than [ ]. No selection procedures believed to be adverse to certificateholders were used in selecting the receivables.

         The Servicer considers an account past due if any portion of the payment due on a due date is not received by the succeeding due date for that account.

         The composition, distribution by remaining term, distribution by contract rate, geographic distribution and distribution by remaining principal of the receivables, in each case, as of the cutoff date are set forth in the tables below. The percentages in the following tables may not add to 100% due to rounding.

                              COMPOSITION OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                               USED
                                                   NEW FINANCED              FINANCED
                                                     VEHICLES                VEHICLES                  TOTAL
                                                 ----------------         ---------------          -------------
Aggregate Principal Balance.............                  $[]                     $[]                      $[]
Number of Receivables...................                   []                      []                       []
Average Principal Balance...............                  $[]                     $[]                      $[]
Average Original Balance................                  $[]                     $[]                      $[]
Weighted Average Contract Rate..........                 [] %                    [] %                     [] %
Contract Rate (Range)...................            [] % -[] %              [] % -[] %               [] % -[] %
Weighted Average Original Term..........             []months                []months                 []months
Original Term (Range)...................         [] to [] months          [] to [] months         [] to [] months
Weighted Average Remaining Term.........             []months                []months                 []months
Remaining Term (Range)..................         [] to [] months          [] to [] months         [] to [] months


                 DISTRIBUTION BY REMAINING TERM OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                                                   PERCENTAGE OF
                                                                        AGGREGATE PRINCIPAL      INITIAL REMAINING
    (RANGE)                                   NUMBER OF RECEIVABLES           BALANCE            TERM POOL BALANCE
-----------------                             ---------------------     -------------------      ------------------
Less than 30 months.....................               [   ]              $    [   ]                   [   ]%
30 to 35 months.........................               [   ]                   [   ]                   [   ]%
36 to 41 months.........................               [   ]                   [   ]                   [   ]%
42 to 47 months.........................               [   ]                   [   ]                   [   ]%
48 to 53 months.........................               [   ]                   [   ]                   [   ]%
54 to 59 months.........................               [   ]                   [   ]                   [   ]%
60 to 65 months.........................               [   ]                   [   ]                   [   ]%
66 to 71 months.........................               [   ]                   [   ]                   [   ]%
72 to 77 months.........................               [   ]                   [   ]                   [   ]%
78 to 89 months.........................               [   ]                   [   ]                   [   ]%
                                                       -----                   -----                   ------
      Total.............................               [   ]              $    [   ]                       100.00%
                                                       =====              ==========                   ==========




                DISTRIBUTION BY CONTRACT RATE OF THE RECEIVABLES AS OF THE CUTOFF DATE

   CONTRACT RATE                                                        AGGREGATE PRINCIPAL     PERCENTAGE OF ORIGINAL
      (RANGE)                                 NUMBER OF RECEIVABLES           BALANCE                POOL BALANCE
-----------------                             ---------------------     -------------------      ---------------------
8.00% to below..........................                [   ]              $    [   ]                    [   ]%
8.00% to 8.99%..........................                [   ]                   [   ]                    [   ]%
9.00% to 9.99%..........................                [   ]                   [   ]                    [   ]%
10.00% to 10.99%........................                [   ]                   [   ]                    [   ]%
11.00% to 11.99%........................                [   ]                   [   ]                    [   ]%
12.00% to 12.99%........................                [   ]                   [   ]                    [   ]%
13.00% to 13.99%........................                [   ]                   [   ]                    [   ]%
14.00% to 14.99%........................                [   ]                   [   ]                    [   ]%
15.00% to 15.99%........................                [   ]                   [   ]                    [   ]%
16.00% to 16.99%........................                [   ]                   [   ]                    [   ]%
17.00% to 17.99%........................                [   ]                   [   ]                    [   ]%
18.00% to 18.99%........................                [   ]                   [   ]                    [   ]%
19.00% to 19.99%........................                [   ]                   [   ]                    [   ]%
20.00% to 20.99%........................                [   ]                   [   ]                    [   ]%
21.00% to 21.99%........................                [   ]                   [   ]                    [   ]%
22.00% and above........................                [   ]                   [   ]                    [   ]%
      Total.............................                [   ]              $    [   ]                       100.00%
                                                        =====               =========                       ======

        GEOGRAPHIC DISTRIBUTION OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                       PERCENTAGE OF
                                                AGGREGATE PRINCIPAL       INITIAL
STATE(1)                 NUMBER OF RECEIVABLES       BALANCE            POOL BALANCE
--------                 ---------------------  -------------------    -------------
[   ]............                [   ]                $  [   ]              [   ]%
[   ]............                [   ]                   [   ]              [   ]%
[   ]............                [   ]                   [   ]              [   ]%
[   ]............                [   ]                   [   ]              [   ]%
[   ]............                [   ]                   [   ]              [   ]%
[   ]............                [   ]                   [   ]              [   ]%
[   ]............                [   ]                   [   ]              [   ]%
                                 -----                   -----              ------
[   ]............                [   ]                   [   ]              [   ]%
Others(2)........                [   ]                   [   ]              [   ]%
                                 -----                   -----              ------
      Total......                [   ]                $  [   ]                 100.00%
                                 =====                ========                 ======

-----------------
(1) Based on billing addresses of the obligors as of the cutoff date, which may differ from the state of origination of the Receivable.

(2) Includes [ ] other states and [ ] none of which have a concentration of receivables in excess of [ ]% of the aggregate principal balance.


             DISTRIBUTION BY REMAINING PRINCIPAL BALANCE OF THE RECEIVABLES AS OF THE CUTOFF DATE

                                                                                                     PERCENTAGE OF
   REMAINING PRINCIPAL                                                   AGGREGATE PRINCIPAL            INITIAL
     BALANCE (RANGE)                           NUMBER OF RECEIVABLES           BALANCE                  BALANCE
------------------------                       ---------------------     -------------------         -------------
Below $1,000.............................                 [   ]                $   [   ]                  [   ] %
$1,000 to below $5,000...................                 [   ]                    [   ]                  [   ] %
$5,000 to below $10,000..................                 [   ]                    [   ]                  [   ] %
$10,000 to below $15,000.................                 [   ]                    [   ]                  [   ] %
$15,000 to below $20,000.................                 [   ]                    [   ]                  [   ] %
$20,000 to below $25,000.................                 [   ]                    [   ]                  [   ] %
$25,000 to below $30,000.................                 [   ]                    [   ]                  [   ] %
$30,000 to below $35,000.................                 [   ]                    [   ]                  [   ] %
$35,000 to below $40,000.................                 [   ]                    [   ]                  [   ] %
$40,000 to below $45,000.................                 [   ]                    [   ]                  [   ] %
$45,000 to below $50,000.................                 [   ]                    [   ]                  [   ] %
$50,000 to below $55,000.................                 [   ]                    [   ]                  [   ] %
                                                          -----                    -----                  -----
      Total..............................                 [   ]                 $  [   ]                      100.00%
                                                          =====                 ========                      ======

         As of the cutoff date, approximately [ ]% of the aggregate principal balance of the Simple Interest Receivables, constituting [ ]% of the number of Simple Interest Receivables, were between [ ] payment and [ ] payments paid-ahead. See "Maturity and Prepayment Assumptions--Paid-Ahead Receivables" in the accompanying prospectus.

         The Servicer may accede to an obligor's request to pay scheduled payments in advance, in which event the obligor will not be required to make another regularly scheduled payment until the time a scheduled payment not paid in advance is due. The amount of any payment made, which are not amounts representing Payaheads, in advance will be treated as a principal prepayment and will be distributed as part of the Principal Distribution Amount in the month following the Collection Period in which the prepayment was made. The "Collection Period" with respect to the initial distribution date will be the period from the initial cutoff date through the last day of the calendar month preceding the calendar month in which the initial distribution date occurs and with respect to each following distribution date will be the calendar month preceding the calendar month in which that distribution date occurs. See "Maturity and Prepayment Conditions" in this prospectus supplement.

OTHER CALCULATIONS

         In the event of the prepayment in full, voluntarily or by acceleration, of a Rule of 78s Receivable, under the terms of the contract a "refund" or "rebate" will be made to the obligor of the portion of the total amount of payments then due and payable allocable to "unearned" add-on interest, calculated in accordance with a method equivalent to the Rule of 78s. If an Actuarial Receivable is prepaid in full, with minor variations based upon state law, the Actuarial Receivable requires that the rebate be calculated on the basis of a constant interest rate. If a Simple Interest Receivable is prepaid, rather than receive a rebate, the obligor is required to pay interest only to the date of prepayment. The amount of a rebate under a Rule of 78s Receivable generally will be less than the amount of a rebate on an Actuarial Receivable and generally will be less than the remaining scheduled payments of interest that would have been due under a Simple Interest Receivable for which all payments were made on schedule.

         [Each Issuer will account for the Rule of 78s Receivables as if the receivables were Actuarial Receivables. Amounts received upon prepayment in full of a Rule of 78s Receivable in excess of the then outstanding principal balance of the receivable and accrued interest on the receivable, calculated pursuant to the actuarial method, will not be paid [or passed through] to certificateholders, but will be paid to the servicer as additional servicing compensation.]

                                   THE COMPANY

         The Company, BAS Securitization LLC, a wholly-owned, special purpose, bankruptcy remote subsidiary of NB Holdings Corporation was formed as a limited liability company under the laws of Delaware on January 10, 2002 and has a limited operating history. The Company was organized solely for the limited purpose of acquiring receivables and associated rights, issuing securities and engaging in related transactions. The Company's limited liability company agreement limits the activities of the Company to the foregoing purposes and to any activities incidental to and necessary for these purposes. The principal office of the Company is located at Bank of America Corporate Center, Charlotte, North Carolina 28255, telephone (704) 388-2308.

                                   [THE SELLER

         The Seller, [ ], is organized as a wholly-owned, special purpose, bankruptcy remote subsidiary of the Originator (the "SELLER"). The Seller was organized for limited purposes, which includes selling and assigning receivables sold to it by the Originator to the company and any activities incidental to and necessary or convenient for the accomplishment of such purpose. The principal executive offices of the Seller are listed at [ ].]

                                 THE ORIGINATOR

         The Originator, [ ], is a [ ] [organized under the laws of the state of [ ] (the "ORIGINATOR"). The principal executive offices of [ ] are listed at [ ], [Insert information with respect to the Originator and including information related to origination, underwriting of motor vehicle contracts, and credit scoring.]

                                  THE SERVICER

         The Servicer, [ ], is a [ ] organized under the laws of the state of [ ] (the "SERVICER"). The principal executive offices of [ ] are listed at [ ], [Insert information with respect to the Servicer and including information related to loan servicing, collections and insurance.]

                          SIZE OF SERVICING PORTFOLIO

         As of [___________], the Servicer serviced approximately [_____] motor vehicle installment loans, consisting primarily of new and used motor vehicles, including passenger car, minivan, sport/utility vehicles and light truck receivables representing an outstanding balance of approximately $[__] million.

                            DELINQUENCIES AND LOSSES

         Set forth below is certain information concerning the [Originator's] [Servicer's] experience in the United States pertaining to delinquencies on motor vehicle installment loans secured by new and used automobiles, motorcycles, vans, trucks, buses and/or trailers, light-duty trucks and other similar vehicles related to delinquencies, repossessions and net loss information relating to the entire vehicle portfolio of the [Originator] [Servicer]. The information has been provided by the [Originator] [Servicer]. There can be no assurance that the loss experience on the receivables will correspond to the loss experience of the portfolio set forth in the following table, as the statistics shown below represent the loss experience for each of the years presented, whereas the aggregate loss experience on the receivables will depend on the results obtained over the life of the receivables pool. In addition, adverse economic conditions may affect the timely payment by obligors of payments of principal and interest on the receivables and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the receivables pool.

                  DELINQUENCY EXPERIENCE FOR SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                         AT DECEMBER 31,
                            -------------------------------------------------------------------------
                               [ ]                       [ ]                       [ ]
                             NUMBER                    NUMBER                    NUMBER
                            OF LOANS      DOLLARS     OF LOANS      DOLLARS     OF LOANS      DOLLARS
                            --------      -------     --------      -------     --------      -------
Principal Amount
  Outstanding(1).........      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]
Delinquencies(2).........      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]
    30-59 Days...........      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]
    60-89 Days...........      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]
    90-119 Days..........      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]
    over 120 Days........      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]

Total Delinquencies......      [  ]        $[  ]         [  ]        $[  ]         [  ]        $[  ]

----------

(1) Principal Amount Outstanding is the aggregate remaining principal balance for all receivables serviced, net of unearned interest.

(2) The period of delinquency is based on the number of days scheduled payments are contractually past due. Includes repossessions on hand which have not been charged-off. A receivable is 30 days contractually past due if any portion of a scheduled payment has not been received by the subsequent calendar month's scheduled distribution date.

                   NET LOSS EXPERIENCE FOR SERVICED PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                         FOR YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------
                                                                [  ]       [  ]      [  ]      [  ]       [  ]
                                                                ----      -----      ----     -----       ----
Period End Principal Amount Outstanding(1)..............       $[  ]      $[  ]     $[  ]     $[  ]      $[  ]
Average Principal Amount Outstanding(2).................       $[  ]      $[  ]     $[  ]     $[  ]      $[  ]
Number of Loans Outstanding (as of period end)..........        [  ]      $[  ]      [  ]     $[  ]       [  ]
Average Number of Loans Outstanding(2)..................        [  ]      $[  ]      [  ]     $[  ]       [  ]
Gross Losses(3).........................................       $[  ]      $[  ]     $[  ]     $[  ]      $[  ]
Recoveries(4)...........................................        [  ]      $[  ]      [  ]     $[  ]       [  ]
                                                                ----      -----      ----     -----       ----
Net Losses (Gains)(5)...................................        [  ]      $[  ]      [  ]     $[  ]       [  ]
Gross Losses as a Percentage of Principal Amount                [  ]%      [  ]%     [  ]%     [  ]%      [  ]%
  Outstanding...........................................
Gross Losses as a Percentage of Average Principal               [  ]%      [  ]%     [  ]%     [  ]%      [  ]%
  Amount Outstanding....................................
Net Losses (Gains) as a Percentage of Principal Amount          [  ]%      [  ]%     [  ]%     [  ]%      [  ]%
  Outstanding...........................................
Net Losses (Gains) as a Percentage of Average Principal         [  ]%      [  ]%     [  ]%     [  ]%      [  ]%
  Amount Outstanding....................................

---------------
(1) Principal Amount Outstanding is the aggregate remaining principal balance of all receivables serviced, net of unearned interest.

(2) Average of the month-end balances for each of the twelve months in the applicable calendar year.

(3) Gross Losses is the aggregate remaining principal balance charged-off after the sale of the related vehicle, other than sales reflected in footnote (4), adjusted for all costs of repossession and sale.

(4) Recoveries generally include amounts received on contracts following the time at which the contract is charged off.

(5) Net Losses (Gains) is equal to Gross Losses less Recoveries. Net Losses (Gains) may not equal the difference of the components thereof due to rounding.


                                 USE OF PROCEEDS

         The net proceeds from the sale of the securities will be applied by the company to purchase the receivables and the other issuer property from the Seller.

                    WEIGHTED AVERAGE LIFE OF THE CERTIFICATES

         Prepayments on motor vehicle receivables can be measured relative to a prepayment standard or model. The model used in this prospectus supplement, the [Absolute Prepayment Model] ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables are the same size and amortize at the same rate and that each receivable in each month of its life will either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

         As the rate of payment of principal of the certificates will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of the certificates could occur significantly earlier than the legal final distribution date on the certificates. Reinvestment risk associated with early payment of the certificates will be borne exclusively by the certificateholders.

         The table captioned "Percent of Initial Certificate Principal Balance at Various ABS Percentages" (the "ABS TABLE") has been prepared on the basis of the characteristics of the receivables. The ABS Table assumes that:

         (1) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases,

         (2) each scheduled monthly payment on the receivables is due and made on the last day of each month and each month has 30 days,

         (3) distributions on the certificates are made on each distribution date, and each distribution date is assumed to be the fifteenth day of each applicable month,

         (4) the balance in the Reserve Account on each distribution date is equal to the Specified Reserve Account Balance, and

         (5) [the Servicer] does not exercise its option to purchase the receivables.

         The ABS Table sets forth the percent of the Initial Class A Principal Balance and the percent of the Initial Class B Principal Balance that would be outstanding after each of the distribution dates shown and the corresponding weighted average lives at various constant ABS percentages.

         The ABS Table also assumes that the receivables have been aggregated into four hypothetical pools with all of the receivables within each pool having the following characteristics and that the level scheduled monthly payment for each of the four pools, which is based on its aggregate principal balance, weighted average contract rate, weighted average original term to maturity and weighted average remaining term to maturity as of the cutoff date, will be such that each pool will fully amortize by the end of its remaining term to maturity.

                             REMAINING TERM                                        WEIGHTED AVERAGE  WEIGHTED AVERAGE
                              TO MATURITY                            WEIGHTED       ORIGINAL TERM     REMAINING TERM
                                 RANGE            AGGREGATE          AVERAGE         TO MATURITY       TO MATURITY
  POOL                        (IN MONTHS)     PRINCIPAL BALANCE   CONTRACT RATE      (IN MONTHS)       (IN MONTHS)
  ----                       --------------   -----------------   -------------    ----------------  ----------------

1.....................                           $                           %
2.....................                           $                           %
3.....................                           $                           %
4.....................                           $                           %

         The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Tables. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial balances outstanding over time and the weighted average lives of the Class A certificates and the Class B certificates.

  PERCENT OF INITIAL CERTIFICATES PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES

                                           CERTIFICATES
                                           ASSUMED ABS PERCENTAGE(2)
                                           ----------------------------------
DISTRIBUTION DATES                         [ ]%     [ ]%       [ ]%      [ ]%
------------------                         ----     ----       ----      ----
Closing Date........................       100      100        100       100
[        ]..........................
[        ]..........................
[        ]..........................

Weighted Average Life (years)(1)....
________________


(1) The weighted average life of a certificate is determined by (i) multiplying the amount of each principal payment of such certificate by the number of years from the date of the issuance of such certificate to the distribution date on which such principal payment is made, (ii) adding the results and (iii) dividing the sum by the initial principal balance of such certificate.

(2) An asterisk "*" means a percent of initial certificate principal balance of more than zero and less than 0.5%.

                         DESCRIPTION OF THE CERTIFICATES

         The certificates will be issued pursuant to the Pooling and Servicing Agreement, substantially in the form filed as an exhibit to the Registration Statement. The following information, taken together with the information about the Pooling and Servicing Agreement and the Certificates in the accompanying prospectus, summarizes all material provisions of the certificates and the Pooling and Servicing Agreement. The following summary supplements the description of the general terms and provisions of the certificates of any given Series and the related Trust Agreement set forth in the accompanying prospectus, to which description reference is made by this prospectus supplement.

OVERVIEW OF THE CERTIFICATES

         The Class A Certificates will be issued in an initial aggregate principal amount of $[ ] (the "INITIAL CLASS A PRINCIPAL BALANCE") and the Class B Certificates will be issued in an initial aggregate principal amount of $[ ] (the "INITIAL CLASS B PRINCIPAL BALANCE"). The certificates will evidence fractional undivided interests in the assets of the Trust to be created pursuant to the Agreement. The Class A Certificates will evidence in the aggregate an undivided ownership interest of approximately [ ]% of the Issuer (the "CLASS A PERCENTAGE") and the Class B Certificates will evidence in the aggregate an undivided ownership interest of approximately [ ]% of the Issuer (the "CLASS B PERCENTAGE").

         The certificates will constitute Fixed Rate Securities, as this term is defined under "Certain Information Regarding the Certificates--Fixed Rate Securities" in the accompanying prospectus. Interest on the outstanding principal amount of each class of certificates will accrue at the fixed rate per annum specified for that class on the cover page of this prospectus supplement (each rate, a "CERTIFICATE RATE"). Interest on the outstanding principal amount of each class of certificates will accrue at the related Certificate Rate from and including [ ], in the case of the first distribution date, or from and including the most recent distribution date on which interest has been paid to but excluding the following distribution date (each representing an "INTEREST PERIOD"). Interest on the certificates will be calculated on the basis of a 360 day year consisting of twelve 30 day months. Distributions of principal and interest will be made on the [ ]th day of each month, or if the [ ]th day is not a business day on the next succeeding Business Day. Distributions on a distribution date will be made to certificateholders of record on the Business Day prior to the applicable distribution date, or if definitive certificates have been issued, the last day of the calendar month prior to a distribution date (each date, a "RECORD DATE"). A "BUSINESS DAY" is a day other than a Saturday, a Sunday or a day on which banking institutions or trust companies in Charlotte, North Carolina, [ ] or [ ] are authorized by law, regulation, executive order or governmental decree to be closed.

         The certificates will be available in book-entry form through the facilities of The Depository Trust Company in the United States and Clearstream, Luxembourg and the Euroclear System in Europe. See "Certain Information Regarding the Certificates--Book-Entry Registration" and "--Definitive Certificates" in the accompanying prospectus.

               DESCRIPTION OF THE POOLING AND SERVICING AGREEMENT

         The following summarizes all material provisions of the Pooling and Servicing Agreement, substantially in the form filed as an exhibit to the Registration Statement, pursuant to which the Issuer is formed and is purchasing and the Servicer is undertaking to service the receivables. The following summary supplements the description of the general terms and provisions of the Transfer and Servicing Agreements set forth in the accompanying prospectus, to which description reference is hereby made.

SALE AND ASSIGNMENT OF THE RECEIVABLES

         [Insert information specific to the transaction.] Additional information regarding the conveyance of the receivables by the Seller to the company and by the company to the Issuer on the closing date pursuant to the Agreement is set forth in the accompanying prospectus under "Description of the Transfer and Servicing Agreements--Sale and Assignment of Receivables."

ACCOUNTS

         The Servicer will establish one or more segregated accounts (the "COLLECTION ACCOUNT"), in the name of the trustee on behalf of the Issuer and the certificateholders, into which all payments made on or with respect to the receivables will be deposited. The Servicer will also establish a segregated account (the "CLASS A DISTRIBUTION ACCOUNT"), in the name of the trustee on behalf of the Issuer and the Class A certificateholders, and a segregated account (the "CLASS B DISTRIBUTION ACCOUNT"), in the name of the trustee on behalf of the Issuer and the Class B certificateholders, from which all distributions with respect to the Class A certificates and the Class B certificates, respectively, will be made. The Servicer will establish a segregated account (the "RESERVE ACCOUNT"). The Servicer will establish an additional account (the "PAYAHEAD

ACCOUNT"), in the name of the trustee on behalf of the Issuer and the certificateholders, into which early payments by or on behalf of obligors on Actuarial Receivables will be deposited until the time the payment becomes due. Until the time payments are transferred from the Payahead Account to the Collection Account, they will not constitute collected interest or collected principal and will not be available for distribution to the certificateholders. The Collection Account, the Class A Distribution Account, the Class B Distribution Account, the Payahead Account and the Reserve Account are sometimes referred to as the "TRUST ACCOUNTS". The Reserve Account will be maintained for the benefit of the certificateholders, but will not be an asset of the Issuer.

SERVICING COMPENSATION

         The Servicer will be entitled to receive a fee (the "SERVICING FEE") for each Collection Period in an amount equal to the product of one-twelfth of [ ]% per annum (the "SERVICING FEE RATE" ) and the Pool Balance as of the first day of the Collection Period. The Servicing Fee will be pro rated with respect to the initial Collection Period. The "Servicing Fee" will also include such other amounts to be paid to the Servicer as described in the accompanying prospectus. The Servicing Fee, together with any portion of the Servicing Fee that remains unpaid from prior distribution dates (the "TOTAL SERVICING FEE"), will be paid from Interest Collections and Principal Collections. The Total Servicing Fee will be paid prior to the distribution of any portion of the Interest Distribution Amount to the certificateholders. See "Description of the Transfer and Servicing Agreement--Servicing Compensation and Payment of Expenses" in the accompanying prospectus.

SERVICER DEFAULTS

         A "SERVICER DEFAULT" will consist of:

         (1) any failure by the servicer to deliver to the trustee, for deposit in any of the Accounts any required payment or to direct the trustee to make any required payments or distributions from the Accounts, which failure continues unremedied for [ ] business days after discovery by an officer of the servicer or written notice of failure is given (a) to the servicer by the trustee, or (b) to the servicer and to trustee, by holders of certificates evidencing not less that [ ]% of the certificate balance;

         (2) any failure by the servicer duly to observe or perform in any material respect any covenant or agreement in the Pooling and Servicing Agreement which failure materially and adversely affects the rights of the related certificateholders and which continues unremedied for [ ] days after written notice of failure is given to the servicer in the same manner described in clause (1) above;

         (3) specific events of bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings and particular actions by the servicer indicating its insolvency, reorganization pursuant to bankruptcy proceedings or inability to pay its obligations; and

         (4)      [ SPECIFY ANY OTHER EVENTS].

DISTRIBUTIONS ON CERTIFICATES

         DEPOSITS TO THE COLLECTION ACCOUNT. On or before the earlier of the [ ] business day of the month in which a distribution date occurs and the [ ] business day preceding such distribution date (the "DETERMINATION DATE"), the Servicer will calculate the Collections, the Interest Collections, the Principal Collections, the Class A Interest Distribution, the Class A Principal Distribution, the Class B Interest Distribution, the Class A Principal Distribution, the Advances, if any, to be made by the Servicer of interest and principal due on the Actuarial Receivables, the amount, if any, to be withdrawn from the Payahead Account and deposited in the Collection Account, the amount, if any, to be withdrawn from the Reserve Account and deposited in the Collection Account and the amount, if any, to be withdrawn from the Reserve Account and paid to the Seller, in each case, with respect to such distribution date.

         On or before each distribution date, the Servicer will cause the trustee to withdraw from the Payahead Account and

         (1) deposit into the Collection Account in immediately available funds, the portion of Payaheads constituting scheduled payments on Actuarial Receivables or that are to be applied to prepay Actuarial Receivables in full; and

         (2) distribute to the Seller, in immediately available funds, all investment earnings on funds in the Payahead Account with respect to the preceding Collection Period. On or before each distribution date the Servicer will deposit any advances for such distribution date into the Collection Account.

On or before the business day preceding each distribution date, the Servicer will cause the Interest Collections and the Principal Collections for such distribution date to be deposited into the Collection Account. On or before each distribution date, the Servicer shall cause the trustee to withdraw from the Reserve Account and deposit in the Collection Account an amount (the "RESERVE ACCOUNT TRANSFER AMOUNT") equal to the lesser of:

         (1) the amount of cash or other immediately available funds in the Reserve Account on such distribution date (before giving effect to any withdrawals therefrom relating to such distribution date); or

         (2)      the amount, if any, by which:

                  (x) the sum of the Total Servicing Fee, the Class A Interest Distribution, the Class B Interest Distribution, the Class A Principal Distribution and the Class B Principal Distribution for such distribution date exceeds;

                  (y) the sum of the Interest Collections and the Principal Collections for such distribution date.

         "COLLECTIONS" for any distribution date will equal the sum of Interest Collections and Principal Collections for the related distribution date.

         "INTEREST COLLECTIONS" for a distribution date will be the sum of the following amounts with respect to any distribution date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and with respect to Actuarial Receivables, in accordance with the actuarial method:

                  (1) that portion of all collections on the receivables allocable to interest in respect of the preceding Collection Period (including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to interest and excluding amounts deposited into the Payahead Account and allocable to interest, in each case, in respect of the preceding Collection Period);

                  (2) all proceeds (other than any proceeds from any dealer commission) ("LIQUIDATION PROCEEDS") of the liquidation of Liquidated Receivables, net of expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the obligor on such Liquidated Receivables, to the extent attributable to interest due thereon, which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures;

                  (3) all advances made by the Servicer of interest due on the Actuarial Receivables in respect of the preceding Collection Period;

                  (4) the Purchase Amount of each receivable that was repurchased by the Seller or purchased by the Servicer during the preceding Collection Period to the extent attributable to accrued interest thereon;

                  (5) all monies collected, from whatever source (other than any proceeds from any dealer commission), in respect to Liquidated Receivables during any Collection Period following the Collection Period in which such receivable was written off, net of the sum of any amounts expended by the Servicer for the account of the obligor and any amounts required by law to be remitted to the obligor ("RECOVERIES" ); and

                  (6) investment earnings on amounts in specified accounts for such distribution date.

         In calculating the Interest Collections all payments and proceeds (including Liquidation Proceeds) of any receivables:

                  (1) repurchased by the Seller or purchased by the Servicer, the Purchase Amount of which has been included in the Interest Collections on a prior distribution date; and

                  (2) received on Actuarial Receivables and distributed to the Servicer, with respect to such distribution date, as reimbursement for any unreimbursed advances in accordance with the Pooling and Servicing Agreement

         "PRINCIPAL COLLECTIONS" for a distribution date will be the sum of the following amounts with respect to any distribution date, computed, with respect to Simple Interest Receivables, in accordance with the simple interest method, and, with respect to Actuarial Receivables, in accordance with the actuarial method:

                  (1) that portion of all collections on the receivables allocable to principal in respect of the preceding Collection Period (including, with respect to Actuarial Receivables, amounts withdrawn from the Payahead Account and allocable to principal and excluding amounts deposited into the Payahead Account and allocable to principal, in each case, in respect of the preceding Collection Period);

                  (2) Liquidation Proceeds attributable to the principal amount of receivables which became Liquidated Receivables during the preceding Collection Period in accordance with the Servicer's customary servicing procedures with respect to such Liquidated Receivables;

                  (3) all advances made by the Servicer of principal due on the Actuarial Receivables in respect of the preceding Collection Period;

                  (4) to the extent attributable to principal, the Purchase Amount of each receivable repurchased by the Seller or purchased by the Servicer during the preceding Collection Period; and

                  (5) partial prepayments on receivables in respect of the preceding Collection Period relating to refunds of extended service contracts, or of physical damage, credit life, credit accident or health insurance premium, disability insurance policy premiums, but only if such costs or premiums were financed by the respective obligor and only to the extent not included in the first bullet point above.

         In calculating the Principal Collections, the following shall be excluded: all payments and proceeds (including Liquidation Proceeds) of any receivables:

                  (1) repurchased by the Seller or purchased by the Servicer the Purchase Amount of which has been included in the Principal Collections on a prior distribution date; and

                  (2) received on Actuarial Receivables and distributed to the Servicer, with respect to such distribution date, as reimbursement for any unreimbursed advances in accordance with the Pooling and Servicing Agreement.

         MONTHLY WITHDRAWALS FROM THE COLLECTION ACCOUNT. On each distribution date, the Servicer shall instruct the trustee to withdraw from the Collection Account and deposit in the Payahead Account in immediately available funds, the aggregate Payaheads collected during the preceding Collection Period. On each distribution date, the Servicer shall calculate the amounts set forth below and shall instruct the trustee to make the following deposits and distributions, after payment to the Servicer from the Collection Account of amounts in reimbursement of Advances previously made by the Servicer (as described below under "--Advances"), to the extent of Interest Collections (and, in the case of shortfalls occurring under clause (2) below in the Class A Interest Distribution, the Class B Percentage of Principal Collections to the extent of such shortfalls):

                  (1)      to the Servicer, the Total Servicing Fee;

                  (2) to the Class A Distribution Account, after the application of clause (1), the Class A Interest Distribution; and

                  (3) to the Class B Distribution Account, after the application of clauses (1) and (2), the Class B Interest Distribution.

         On each distribution date, the Servicer shall calculate the amounts set forth below and shall instruct the trustee to make the following deposits and distributions, to the extent of Principal Collections and Interest Collections remaining after the application of clauses (1), (2) and (3) above:

                  (4) to the Class A Distribution Account, the Class A Principal Distribution;

                  (5) to the Class B Distribution Account, after the application of clause (4), the Class B Principal Distribution; and

                  (6) to the Reserve Account, any amounts remaining after the application of clauses (1) through (5); these amounts to be distributed as described below under "Credit Enhancement--Reserve Account."

         To the extent necessary to satisfy the distributions described in clauses (1) through (5) above, the Servicer shall calculate the amounts set forth below and shall instruct the trustee to withdraw from the Reserve Account and deposit in the Class A Distribution Account or the Class B Distribution Account as described below in the following order of priority on each distribution date:

                  (1) an amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections (net of amounts paid to the Servicer pursuant to clause (1) of the preceding paragraph) and the Class B Percentage of Principal Collections will be deposited into the Class A Distribution Account;

                  (2) an amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections (net of amounts paid to the Servicer pursuant to clause (1) of the preceding paragraph) remaining after the distribution of the Class A Interest Distribution will be deposited into the Class B Distribution Account;

                  (3) an amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections (net of amounts paid to the Servicer pursuant to clause (1) of the preceding paragraph) remaining after the distribution of the Class A Interest Distribution and the Class B Interest Distribution will be deposited into the Class A Distribution Account; and

                  (4) an amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining (net of amounts paid to the Servicer pursuant to clause
                           (1) of the preceding paragraph) after the distribution of the Class A Interest Distribution, the Class B Interest Distribution and the Class A Principal Distribution will be deposited into the Class B Distribution Account.

         On each distribution date, all amounts on deposit in the Class A Distribution Account will be distributed to the Class A certificateholders and all amounts on deposit in the Class B Distribution Account will be distributed to the Class B certificateholders.

RELATED DEFINITIONS

         For purposes of this prospectus supplement, the following terms have the following meanings:

         "CLASS A INTEREST CARRYOVER SHORTFALL" means, with respect to any distribution date, the excess of Class A Monthly Interest for the preceding distribution date and any outstanding Class A Interest Carryover Shortfall on the preceding distribution date, over the amount in respect of interest that is actually deposited in the Class A Distribution Account on the preceding distribution date, plus 30 days of interest on that excess, to the extent permitted by law, at the Class A Certificate Rate.

         "CLASS A INTEREST DISTRIBUTION" means, with respect to any distribution date, the sum of Class A Monthly Interest for the distribution date and the Class A Interest Carryover Shortfall for the distribution date.

         "CLASS A MONTHLY INTEREST" means, with respect to any distribution date, the product of (x) one-twelfth of the Class A Certificate Rate and (y) the Class A Principal Balance as of the immediately preceding distribution date, after giving effect to any payments made on that distribution date, or, in the case of the first distribution date, the Initial Class A Principal Balance.

         "CLASS A MONTHLY PRINCIPAL" means, with respect to any distribution date, the Class A Percentage of Principal Collections for the distribution date plus the sum of (1) the Class A Percentage of Realized Losses with respect to receivables which became Liquidated Receivables during the related Collection Period and (2) the Class A Percentage of the aggregate amount of Cram Down Losses during the related Collection Period.

         "CLASS A CERTIFICATE RATE" means, with respect to the Class A certificates, [ ]% per annum.

         "CLASS A PRINCIPAL BALANCE" equals the Initial Class A Principal Balance, as reduced by all amounts allocable to principal on the Class A certificates previously distributed to Class A certificateholders.

         "CLASS A PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any distribution date, the excess of Class A Monthly Principal for the preceding distribution date and any outstanding

Class A Principal Carryover Shortfall on the preceding distribution date over the amount in respect of principal that is actually deposited in the Class A Distribution Account on the preceding distribution date.

         "CLASS A PRINCIPAL DISTRIBUTION" means, with respect to any distribution date, the sum of Class A Monthly Principal for that distribution date and the Class A Principal Carryover Shortfall for that distribution date; provided, however, that the Class A Principal Distribution shall not exceed the Class A Principal Balance immediately prior to that distribution date.

         "CLASS B INTEREST CARRYOVER SHORTFALL" means, with respect to any distribution date, the excess of Class B Monthly Interest for the preceding distribution date and any outstanding Class B Interest Carryover Shortfall on the preceding distribution date, over the amount in respect of interest that is actually deposited in the Class B Distribution Account on the preceding distribution date, plus 30 days of interest on this excess, to the extent permitted by law, at the Class B Certificate Rate.

         "CLASS B INTEREST DISTRIBUTION" means, with respect to any distribution date, the sum of Class B Monthly Interest for that distribution date and the Class B Interest Carryover Shortfall for that distribution date.

         "CLASS B MONTHLY INTEREST" means, with respect to any distribution date, the product of (x) one-twelfth of the Class B Certificate Rate and (y) the Class B Principal Balance as of the immediately preceding distribution date, after giving effect to any payments made on that distribution date, or, in the case of the first distribution date, the Initial Class B Principal Balance.

         "CLASS B MONTHLY PRINCIPAL" means, with respect to any distribution date, the Class B Percentage of Principal Collections for that distribution date plus the sum of (1) the Class B Percentage of Realized Losses with respect to receivables which became Liquidated Receivables during the related Collection Period and (2) the Class B Percentage of the aggregate amount of Cram Down Losses during the related Collection Period.

         "CLASS B CERTIFICATE RATE" means, with respect to the Class B certificates, [ ] % per annum.

         "CLASS B PRINCIPAL BALANCE" equals the Initial Class B Principal Balance, as reduced by all amounts allocable to principal on the Class B certificates previously distributed to Class B certificateholders.

         "CLASS B PRINCIPAL CARRYOVER SHORTFALL" means, with respect to any distribution date, the excess of Class B Monthly Principal for the preceding distribution date and any outstanding Class B Principal Carryover Shortfall on the preceding distribution date over the amount in respect of principal that is actually deposited in the Class B Distribution Account on the preceding distribution date.

         "CLASS B PRINCIPAL DISTRIBUTION" means, with respect to any distribution date, the sum of Class B Monthly Principal for that distribution date and the Class B Principal Carryover

Shortfall for that distribution date; provided, however, that the Class B Principal Distribution shall not exceed the Class B Principal Balance immediately prior to that distribution date.

         "CRAM DOWN LOSS" means, with respect to a receivable if a court of appropriate jurisdiction in a bankruptcy or insolvency proceeding shall have issued an order reducing the amount owed on the receivable or otherwise modifying or restructuring the scheduled payments to be made on the receivable, an amount equal to:

                  (1) the excess of the principal balance of the receivable immediately prior to the court order over the principal balance of the receivable as so reduced; and

                  (2) if the issuing court shall have issued an order reducing the effective rate of interest on the receivable, the net present value, using as the discount rate the higher of the contract rate on the receivable or the rate of interest, if any, specified by the court in the order, of the scheduled payments as so modified or restructured.

         A "Cram Down Loss" shall be deemed to have occurred on the date of issuance of the court order.

         "LIQUIDATED RECEIVABLES" means, receivables (x) which have been liquidated by the Servicer through the sale of the related Financed Vehicle, (y) as to which all or a portion representing 10% or more of a scheduled payment due is 120 or more days delinquent or (z) with respect to which proceeds have been received which, in the Servicer's judgment, constitute the final amounts recoverable in respect of such receivable. A receivable first becomes a Liquidated Receivable upon the earliest to occur of (x), (y) or (z) above.

         "POOL BALANCE" at any time will represent the aggregate principal balance of the receivables at the end of the preceding Collection Period, after giving effect to all payments, other than Payaheads, received from obligors and Purchase Amounts to be remitted by the Servicer and the Seller, as the case may be, all for the related Collection Period, all losses realized on receivables that became Liquidated Receivables during the related Collection Period and all Cram Down Losses for the related Collection Period.

ADVANCES

         With respect to any distribution date, the Servicer may, in its sole discretion, make a payment (an "ADVANCE") with respect to each receivable, other than a Liquidated Receivable, equal to (A) with respect to Simple Interest Receivables, the excess, if any, of (x) the product of the principal balance of such receivable as of the last day of the related Collection Period and one-twelfth of its contract rate, over (y) the interest actually received by the Servicer with respect to such receivable from the obligor or from the payment of the Repurchase Amount during or with respect to such Collection Period and (B) with respect to Actuarial Receivables, the scheduled payment of principal and interest due during the related Collection Period but not received. The Servicer may elect not to make any Advance with respect to a receivable to the extent that the Servicer, in its sole discretion, determines that such Advance is not recoverable from subsequent payments on such receivable or from funds in the Reserve Account.

         With respect to Simple Interest Receivables, to the extent that the amount set forth in clause (y) above plus amounts withdrawn from the Reserve Account during or with respect to the related Collection Period and allocable to interest with respect to a Simple Interest Receivable is greater than the amount set forth in clause (x) above with respect to a Simple Interest Receivable, this amount shall be distributed to the Servicer on the related distribution date to reimburse the Servicer for previous unreimbursed Advances with respect to that Simple Interest Receivable. Before a Simple Interest Receivable becomes a Liquidated Receivable, this reimbursement will only be from accrued interest due from the obligor under that receivable. Collections on an Actuarial Receivable made during a Collection Period shall be applied first to repay any unreimbursed Advances on that Actuarial Receivable.

         In addition, on the Business Day before each distribution date the trustee shall withdraw from the Reserve Account an amount equal to the amount of any outstanding Advances on Liquidated Receivables to the extent not recovered from Liquidation Proceeds.

         The Servicer will deposit all Advances with respect to any distribution date into the Collection Account on the Business Day before each distribution date.

CREDIT ENHANCEMENT

         SUBORDINATION OF THE CLASS B CERTIFICATES. The rights of the Class B certificateholders to receive distributions with respect to the receivables will be subordinated to the rights of the Class A certificateholders to the extent described below. This subordination is intended to enhance the likelihood of timely receipt by Class A certificateholders of the full amount of interest and principal required to be paid to them, and to afford such Class A certificateholders limited protection against losses in respect of the receivables.

         No distribution will be made to the Class B certificateholders on any distribution date in respect of interest until the full amount of interest on the Class A certificates payable on such distribution date has been distributed to the Class A certificateholders. No distribution will be made to the Class B certificateholders on any distribution date in respect of principal until the full amount of interest on and principal of the Class A certificates and interest on the Class B certificates payable on such distribution date has been distributed to the Class A certificateholders and the Class B certificateholders, respectively. Distributions of interest on the Class B certificates, however, to the extent of collections on or in respect of the receivables allocable to interest and certain available amounts on deposit in the Reserve Account, will not be subordinated to the payment of principal of the Class A certificates.

         RESERVE ACCOUNT. In the event of delinquencies or losses on the receivables, the protection afforded to the Class A certificateholders will be effected both by the preferential right of the Class A certificateholders to receive current distributions with respect to the receivables, to the extent described above under "--Subordination of the Class B certificates," prior to any distribution being made on a distribution date to the Class B certificateholders, and to receive amounts on deposit in the Reserve Account. Amounts on deposit in the Reserve Account will also be generally available to cover shortfalls in required distributions to the Class B certificateholders, in respect of interest, after payment of interest on the Class A certificates and, in respect of principal, after payment of interest on and principal of the Class A certificates and interest on the Class B certificates. The Reserve Account will not be a part of or otherwise includible in the Trust and will be a segregated trust account held by the trustee for the benefit of the certificateholders.

         On the closing date, the Seller will deposit $[ ] ([ ]% of the initial Pool Balance) (the "RESERVE ACCOUNT INITIAL DEPOSIT") into the Reserve Account. The Reserve Account Initial Deposit will be augmented on each distribution date by deposit in the Reserve Account of Collections remaining after distribution of the Servicing Fee and amounts to be paid to Class A certificateholders and Class B certificateholders as described above under "--Distributions on Certificates." To the extent that amounts on deposit in the Reserve Account after distributions on a distribution date exceed the Specified Reserve Account Balance, such excess will be distributed to the Seller. Upon any such release to the Seller of amounts from the Reserve Account, neither the Class A certificateholders nor the Class B certificateholders will have any further rights in, or claims to, such amounts.

         "AGGREGATE NET LOSSES" means, for any distribution date, the amount equal to (1) the aggregate Principal Balance of all receivables that became Liquidated Receivables during the related Collection Period minus (2) the Liquidation Proceeds allocable to principal collected during the related Collection Period with respect to any Liquidated Receivables.

         "AVERAGE DELINQUENCY PERCENTAGE" means, for any distribution date, the average of the Delinquency Percentages for the distribution date and the preceding two distribution dates.

         "AVERAGE NET LOSS RATIO" means, for any distribution date, the average of the Net Loss Ratios for the distribution date and the preceding two distribution dates.

         "DELINQUENCY PERCENTAGE" means, for any distribution date, the sum of the outstanding Principal Balances of all receivables which are 60 days or more delinquent, including receivables relating to financed vehicles that have been repossessed, as of the close of business on the last day of the Collection Period immediately preceding the distribution date, determined in accordance with the Servicer's normal practices, this sum expressed as a percentage of the Pool Balance as of the close of business on the last day of the related Collection Period.

         "LIQUIDATION PROCEEDS" means with respect to any receivable,

                  (1)      insurance proceeds,

                  (2) the monies collected during a Collection Period from whatever source on a Liquidated Receivable and

                  (3) proceeds of a Financed Vehicle sold after repossession, in each case, net of any liquidation expenses and payments required by law to be remitted to the obligor.

         "NET LOSS RATIO" means, for any distribution date, an amount expressed as a percentage, equal to the product of (A) twelve and (B) (1) the Aggregate Net Losses for the distribution date, divided by (2) the average of the Pool Balances on each of the first day of the related Collection Period and the last day of the related Collection Period.

         To the extent permitted by the Rating Agencies, funds in the Reserve Account may be invested in securities that will not mature prior to the date of the next scheduled distribution with respect to the certificates and will not be sold prior to maturity to meet any shortfalls. Thus, the amount of available funds on deposit in the Reserve Account at any time may be less than the balance of that Reserve Account. If the amount required to be withdrawn from the Reserve Account to cover shortfalls in collections on the related receivables (as provided in the related prospectus supplement) exceeds the amount of available funds on deposit in the Reserve Account, a temporary shortfall in the amounts distributed to the related certificateholders could result, which could, in turn, increase the average life of the related certificates.

         "SPECIFIED RESERVE ACCOUNT BALANCE" with respect to any distribution date will equal [ ]% of the Pool Balance as of the last day of the related Collection Period, but in any event will not be less than the lesser of:

                  (1)      [ ] ([ ]% of the initial Pool Balance), and

                  (2)      the Pool Balance;

         provided, that if the Average Net Loss Ratio exceeds [ ]% or the Average Delinquency Percentage exceeds [ ]% on a distribution date, beginning with the [ ] distribution date, the Specified Reserve Account Balance for the distribution date shall be calculated using a percentage of [ ]%.

         The Specified Reserve Account Balance may be reduced to a lesser amount; provided, that the reduction may not adversely affect any rating of the certificates by a Rating Agency.

         In no circumstances will the company be required to deposit any amounts in the Reserve Account other than the Reserve Account Initial Deposit to be made on the closing date.

         Amounts held from time to time in the Reserve Account will continue to be held for the benefit of the certificateholders and may be invested in Eligible Investments. Any loss on an investment will be charged to the Reserve Account. Any investment earnings, net of losses, will be paid to the Seller.

         The time necessary for the Reserve Account to reach and maintain the Specified Reserve Account Balance at any time after the date of issuance of the certificates will be affected by the delinquency, credit loss and repossession and prepayment experience of the receivables and, therefore, cannot be accurately predicted.

         If on any distribution date the protection afforded the Class A certificates by the Class B certificates and by the Reserve Account is exhausted, the Class A certificateholders will directly bear the risks associated with ownership of the receivables. If on any distribution date amounts on deposit in the Reserve Account have been depleted, the protection afforded the Class B certificates by the Reserve Account will be exhausted and the Class B certificateholders will directly bear the risks associated with ownership of the receivables.

         None of the Class B certificateholders, the trustee, the Servicer, the Seller or the company will be required to refund any amounts properly distributed or paid to them, whether or not there are sufficient funds on any subsequent distribution date to make full distributions to the Class A certificateholders.

TERMINATION

         [ ] will be permitted, at its option, in the event that the Pool Balance as of the last day of a Collection Period has declined to [10%] or less of the initial Pool Balance, to purchase from the Trust, on any distribution date occurring in a subsequent Collection Period, all remaining receivables in the Trust at a purchase price equal to the sum of the Class A Principal Balance and the Class B Principal Balance plus accrued and unpaid interest at the applicable Certificate Rates. The exercise of this right will effect an early retirement of the certificates. See "Description of the Transfer and Servicing Agreements--Termination" in the accompanying prospectus.

DUTIES OF THE TRUSTEE

         The trustee will make no representations as to the validity or sufficiency of the Agreement, the certificates, other than the execution and authentication of the certificates, the receivables or any related documents, and will not be accountable for the use or application by the company or the Servicer of any funds paid to the company or the Servicer in respect of the certificates or the receivables, or the investment of any monies by the Servicer before the monies are deposited into the Collection Account. The trustee will not independently verify the receivables. If no Servicing Termination Event (as described in the accompanying prospectus) has occurred and is continuing, the trustee will be required to perform only those duties specifically required of it under the Agreement. Generally, those duties are limited to the receipt of the various certificates, reports or other instruments required to be furnished to the trustee under the Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Agreement. The trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Agreement which failure constitutes an Servicing Termination Event unless a responsible officer of the trustee obtains actual knowledge of the failure as specified in the Agreement.

         The trustee will be under no obligation to exercise any of the rights or powers vested in it by the Agreement or to make any investigation of matters arising under the Agreement or to institute, conduct or defend any litigation under the Agreement or in relation to the Agreement at the request, order or direction of any of the certificateholders, unless the certificateholders have offered the trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred in or by an exercise of the trustee's rights or powers or an investigation. No Class A certificateholder or Class B certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement, unless the holder has given the trustee written notice of default and unless, with respect to the Class A certificates, the holders of Class A certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class A certificates or, with respect to the Class B certificates, the holders of Class B certificates evidencing not less than a majority of the aggregate outstanding principal balance of the Class B certificates, have made a written request to the trustee to institute a proceeding in its own name as trustee under the Agreement and have offered to the trustee reasonable indemnity, and the trustee for 30 days has neglected or refused to institute any proceedings.

THE TRUSTEE

         [ ], a national banking association, will act as trustee under the Pooling and Servicing Agreement. The trustee, in its individual capacity or otherwise, and any of its affiliates, may hold certificates in their own names or as pledgee. In addition, for the purpose of meeting the legal requirements of some jurisdictions, the Servicer and the trustee, acting jointly, or in some instances, the trustee, acting alone, will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of an appointment, all rights, powers, duties and obligations conferred or imposed upon the trustee by the Agreement will be conferred or imposed upon the trustee and the co-trustee or separate trustee jointly, or, in any jurisdiction where the trustee is incompetent or unqualified to perform certain acts, singly upon the co-trustee or separate trustee who shall exercise and perform these rights, powers, duties and obligations solely at the direction of the trustee.

         The trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor trustee. The Servicer may also remove the trustee if the trustee ceases to be eligible to serve, becomes legally unable to act, is adjudged insolvent or is placed in receivership or similar proceedings. In these circumstances, the Servicer will be obligated to appoint a successor trustee. However, any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of the appointment by the successor trustee.

         The Pooling and Servicing Agreement will provide that the Servicer will pay the trustee's fees. The Pooling and Servicing Agreement will also provide that the trustee will be entitled to indemnification by the company for, and will be held harmless against, any loss, liability or expense incurred by the trustee not resulting from the trustee's own willful misfeasance, bad faith or negligence. Indemnification will be unavailable to the trustee to the extent that any loss, liability or expense results from a breach of any of the trustee's representations or warranties set forth in the Pooling and Servicing Agreement, and for any tax, other than those for which the company or the Servicer is required to indemnify the trustee.

         The trustee's Corporate Trust Office is located at [ ]. The company, the Servicer, the Seller and their respective affiliates may have other banking relationships with the trustee and its affiliates in the ordinary course of their business.

         In the Pooling and Servicing Agreement, [ ] will agree to perform certain bond administration, distribution obligations and custodial functions on behalf of the trustee and to act as successor Servicer if [ ] is removed as Servicer. In performing these functions, [ ] will be entitled to all of the rights, powers and indemnities afforded to the trustee under the Pooling and Servicing Agreement.

                        FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the certificates, Mayer, Brown & Platt, special tax counsel ("FEDERAL TAX COUNSEL"), will deliver its opinion to the effect that, under then current law, assuming compliance with the Pooling and Servicing Agreement, the Issuer will be classified for federal income tax purposes as a grantor trust and not as an association taxable as a corporation. Accordingly, each certificateholder will be subject to federal income taxation as if it owned directly its interest in each asset owned by the Issuer and paid directly its share of expenses paid by the Issuer. Certain individuals, estates, trusts and partnerships may be limited in their ability to fully deduct the expenses of the Issuer. See "Material Federal Income Tax Consequences" in the accompanying prospectus for a discussion of those limits.

         For federal income tax purposes, the company will be deemed to have retained a fixed portion of the interest due on each receivable (the "SPREAD"). The Spread will be treated as "stripped coupons" within the meaning of Section 1286 of the Internal Revenue Code of 1986, as amended (the "CODE"). The Servicer may also be deemed to have retained a "stripped coupon" if and to the extent that the Servicing Fee is determined to be unreasonable. In addition, because the Class B Certificate Rate exceeds the Class A Certificate Rate, a portion of the interest accrued on each receivable will be treated as a "stripped coupon" purchased by the Class B certificateholders. Accordingly, each Class A certificateholder will be treated as owning its pro rata percentage interest in the principal of, and interest payable on, each receivable (minus the portion of the interest payable on such receivable that is treated as Spread, as a stripped coupon retained by the Servicer or as a stripped coupon purchased by the Class B certificateholders), and such interest in each receivable will be treated as a "stripped bond" within the meaning of Section 1286 of the Code. Similarly, each Class B certificateholder will be treated as owning its pro rata percentage interest in the principal of each receivable, plus a disproportionate share of the interest payable on each receivable.

CLASS A CERTIFICATEHOLDERS

         If the Class A certificates represent stripped bonds, they will be subject to the original issue discount ("OID") rules of the Code. Accordingly, the tax treatment of a Class A certificateholder will depend upon whether the amount of OID on a Class A Certificate is less than a statutorily defined de minimis amount. See "Material Federal Income Tax Consequences--Grantor Trusts--Stripped Certificates" for a discussion regarding the calculation of OID, if any, on stripped bonds.

         If the amount of OID is de minimis under the OID provisions of the Code, the Class A certificates would not be treated as having OID. Each Class A certificateholder would be required to report on its federal income tax return its share of the gross income of the Trust, including interest and certain other charges accrued on the receivables and any gain upon collection or disposition of the receivables (but not including any portion of the receivables treated as "stripped coupons" as described above that are treated as owned by other parties). Such gross income attributable to interest on the receivable would exceed the Class A Certificate Rate by an amount equal to the Class A certificateholder's share of the expenses of the Trust for the period during which it owns a Class A Certificate. As indicated above, a Class A certificateholder generally would be entitled to deduct its share of expenses of the Issuer, subject to certain limitations that apply in the case of certificateholders that are individuals, trusts, estates or partnerships. Any amounts received by a Class A certificateholder from the Reserve Account or from the subordination of the Class B certificates will be treated for federal income tax purposes as having the same character as the payments they replace. A Class A certificateholder would report its share of the income of the Issuer under its usual method of accounting. Accordingly, interest would be includable in a certificateholder's gross income when it accrues on the receivables, or, in the case of certificateholders who are cash basis taxpayers, when received by the Servicer on behalf of certificateholders. The actual amount of discount on a receivable would be includable in income as principal payments are received on the receivables.

         If OID relating to a Class A Certificate is not de minimis, a Class A certificateholder will be required to include in income, in addition to the amounts described above, any OID as it accrues, regardless of when cash payments are received, using a method reflecting a constant yield on the receivables.

         Although the trustee intends to account for OID, if any, reportable by holders of Class A certificates by reference to the price paid for a Class A Certificate by an initial purchaser, the amount of OID will differ for subsequent purchasers. Such subsequent purchasers should consult their tax advisers regarding the proper calculation of OID on the interest in the receivables represented by a Class A Certificate.

CLASS B CERTIFICATEHOLDERS

         IN GENERAL. Except as described below, it is believed that the Class B Certificateholders will be subject to tax in the same manner as Class A Certificateholders. However, no federal income tax authorities address the precise method of taxation of an instrument such as the Class B certificates and Federal Tax Counsel cannot opine on this issue. In the absence of applicable authorities, the trustee intends to report income to Class B Certificateholders in the manner described below.

         Each Class B Certificateholder will be treated as owning (x) the Class B Percentage of each receivable plus (y) a disproportionate portion of the interest on each receivable (not including the Spread). Income will be reported to a Class B Certificateholder based on the assumption that all amounts payable to the Class B Certificateholders are taxable under the coupon stripping provisions of the Code and treated as a single obligation. In applying those provisions, the trustee will take the position that a Class B Certificateholder's entire share of the interest on a receivable will qualify as "qualified stated interest." Thus, except to the extent modified by the effects of subordination of the Class B Certificates, as described below, income will be reported to Class B Certificateholders in the manner described above for holders of the Class A Certificates.

EFFECT OF SUBORDINATION

         If the certificateholders of one class of certificates receive distributions of less than their share of the Issuer's receipts of principal or interest (the "SHORTFALL AMOUNT") because of the subordination of the certificates, it is believed that such certificateholders would probably be treated for federal income tax purposes as if they had:

         (1)      received as distributions their full share of such receipts,

         (2) paid over to the certificateholders of the other class of certificates an amount equal to such Shortfall Amount, and

         (3) retained the right to reimbursement of such amounts to the extent of future collections otherwise available for deposit in the Reserve Account.

         However, Federal Tax Counsel cannot opine to such treatment.

         Under this treatment:

         (1) Class B certificateholders would be required to accrue as current income any interest, OID income, or (to the extent paid on the receivables) accrued market discount of the Trust that was a component of the Shortfall Amount, even though such amount was in fact paid to the Class A certificateholders;

         (2) a loss would only be allowed to the Class B certificateholders when their right to receive reimbursement of such Shortfall Amount became worthless (i.e., when it became clear that that amount would not be available from any source to reimburse such loss); and

         (3) reimbursement of such Shortfall Amount prior to such a claim of worthlessness would not be taxable income to Class B certificateholders because such amount was previously included in income.

         Those results should not significantly affect the inclusion of income for Class B certificateholders on the accrual method of accounting, but could accelerate inclusion of income to Class B certificateholders on the cash method of accounting by, in effect, placing them on the accrual method. Moreover, the character and timing of loss deductions are unclear and all Class B certificateholders are encouraged to consult their tax advisors regarding such character and timing.

         All certificateholders should see "Material Federal Income Tax Consequences" in the accompanying prospectus for a more detailed discussion of the material federal income tax consequences of the purchase, ownership and disposition of the certificates.

                        STATE AND LOCAL TAX CONSEQUENCES

         The discussion above does not address the tax consequences of purchase, ownership or disposition of the certificates under any state or local tax law. We recommend that investors consult their own tax advisors regarding state and local tax consequences.

                              ERISA CONSIDERATIONS

         [ANY ERISA CONSIDERATIONS AND INVESTOR REPRESENTATIONS APPLICABLE TO A SERIES WILL BE EXPLAINED IN THIS SECTION.]

                                  UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting agreement relating to the certificates (the "UNDERWRITING AGREEMENT"), the company has agreed to sell to Banc of America Securities LLC (the "UNDERWRITER"), and the Underwriter has severally agreed to purchase, the principal amount of Class A certificates and Class B certificates set forth opposite its name below, subject to the satisfaction of certain conditions precedent.

                                               PRINCIPAL AMOUNT OF           PRINCIPAL AMOUNT OF
UNDERWRITER                                   CLASS A CERTIFICATES           CLASS B CERTIFICATES
-----------                                   --------------------           --------------------
Banc of America Securities LLC.......               $[.......]                    $ [...... ]
      Total..........................               $[.......]                    $ [...... ]

         The company has been advised by the Underwriter that the Underwriter proposes to offer the certificates to the public initially at the public offering prices set forth on the cover page of the accompanying prospectus, and to certain dealers at these prices less a concession of [ ]% per Class A Certificate and [ ]% per Class B Certificate; that the Underwriter and these dealers may allow a discount of [ ]% per Class A Certificate and [ ]% per Class B Certificate on the sale to certain other dealers; and that after the initial public offering of the certificates, the public offering prices and the concessions and discounts to dealers may be changed by the Underwriter.

         Until the distribution of the certificates is completed, rules of the Securities and Exchange Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the certificates. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the prices of the certificates. These transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of such certificates.

         In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of purchases for these purposes.

         Neither the company nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the certificates. In addition, neither the company nor the Underwriter makes any representation that the Underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

         Banc of America Securities LLC is an affiliate of the company.

         The seller and the originator have jointly and severally agreed to indemnify the Underwriter against particular liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriter may be required to make in respect of these liabilities. In the opinion of the Commission, this indemnification is against public policy as expressed in the Securities Act and, may, therefore, be unenforceable.

         The trustee may, from time to time, invest the funds in the Accounts in eligible investments acquired from either of the Underwriter.

                                     RATINGS

         It is a condition to the issuance of the Class A certificates that the Class A certificates be rated "[ ]" by [ ] and "[ ]" by [ ] (each, a "RATING AGENCY"). It is a condition to the issuance of the Class B certificates that the Class B certificates be rated at least "[ ]" by [ ] and "[ ]" by [ ]. The ratings of the Class A certificates will be based primarily on the receivables, the Reserve Account, and the terms of the certificates, including the subordination provided by the Class B certificates. The ratings of the Class B certificates will be based primarily on the receivables and the Reserve Account. The ratings of the certificates should be evaluated independently from similar ratings on other types of certificates. The ratings do not address the possibility that certificateholders may suffer a lower than anticipated yield.

         There can be no assurance that any rating will remain in effect for any given period of time or that a rating will not be lowered or withdrawn by the assigning Rating Agency if, in its judgment, circumstances so warrant. In the event that the rating initially assigned to any of the certificates is subsequently lowered or withdrawn for any reason, no person or entity will be obligated to provide any additional credit enhancement with respect to these certificates. There can be no assurance whether any other rating agency will rate any of the certificates, or if one does, what rating would be assigned by any other rating agency. A security rating is not a recommendation to buy, sell or hold certificates.

                                  LEGAL MATTERS

         Some legal matters relating to the certificates and some related federal income tax and other matters will be passed upon for the Originator and the Seller by [ ]. Some legal matters relating to the certificates will be passed upon for the company and the Underwriter by Mayer, Brown & Platt, Charlotte, North Carolina. Mayer, Brown & Platt also will pass upon the material federal income tax consequences related to the certificates.

                             INDEX OF DEFINED TERMS


ABS................................................18
ABS Table..........................................19
Advance............................................29
Aggregate Net Losses...............................31
Average Delinquency Percentage.....................31
Average Net Loss Ratio.............................31
Business Day.......................................21
Certificate Rate...................................21
Class A Certificate Rate...........................27
Class A Distribution Account.......................21
Class A Interest Carryover Shortfall...............27
Class A Interest Distribution......................27
Class A Monthly Interest...........................27
Class A Monthly Principal..........................27
Class A Percentage.................................20
Class A Principal Balance..........................27
Class A Principal Carryover Shortfall..............27
Class A Principal Distribution.....................28
Class B Certificate Rate...........................28
Class B Distribution Account.......................21
Class B Interest Carryover Shortfall...............28
Class B Interest Distribution......................28
Class B Monthly Interest...........................28
Class B Monthly Principal..........................28
Class B Percentage.................................20
Class B Principal Balance..........................28
Class B Principal Carryover Shortfall..............28
Class B Principal Distribution.....................28
Code...............................................35
Collection Account.................................21
Collections........................................23
Cram Down Loss.....................................29
Dealer Agreements..................................12
Delinquency Percentage.............................31
Determination Date.................................23
Federal Tax Counsel................................34
Initial Class A Principal Balance..................20
Initial Class B Principal Balance..................20
Interest Collections...............................24
Interest Period....................................21
Issuer Property....................................12
Liquidated Receivables.............................29
Liquidation Proceeds...............................24
Net Loss Ratio.....................................31
OID................................................35
Originator.........................................16
Payahead Account...................................22
Pool Balance.......................................29
Pooling and Servicing Agreement....................11
Principal Collections..............................24
Rating Agency......................................39
Record Date........................................21
Recoveries.........................................24
Reserve Account....................................21
Reserve Account Initial Deposit....................31
Reserve Account Transfer Amount....................23
Seller.............................................16
Servicer...........................................17
Servicer Default...................................22
Servicing Fee......................................22
Servicing Fee Rate.................................22
Shortfall Amount...................................36
Specified Reserve Account Balance..................32
Spread.............................................35
Trust Accounts.....................................22
Underwriter........................................38
Underwriting Agreement.............................38

         NO DEALER, SALESMAN OR OTHER PERSON
HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED
IN THIS PROSPECTUS SUPPLEMENT AND THE
PROSPECTUS AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE
RELIED UPON AS HAVING BEEN AUTHORIZED BY THE
SELLER, THE SERVICER OR THE UNDERWRITER.
THIS PROSPECTUS SUPPLEMENT AND THE
PROSPECTUS DO NOT CONSTITUTE AN OFFER TO
SELL, OR A SOLICITATION OF AN OFFER TO BUY,
THE SECURITIES OFFERED HEREBY TO ANYONE IN
ANY JURISDICTION IN WHICH THE PERSON MAKING
SUCH OFFER OR SOLICITATIONS NOT QUALIFIED TO
DO SO OR TO ANYONE TO WHOM IT IS UNLAWFUL TO
MAKE ANY SUCH OFFER OR SOLICITATION. NEITHER
THE DELIVERY OF THIS PROSPECTUS SUPPLEMENT
AND THE PROSPECTUS NOR ANY SALE MADE
HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES,
CREATE AN IMPLICATION THAT INFORMATION
HEREIN OR THEREIN IS CORRECT AS OF ANY TIME
SINCE THE DATE OF THIS PROSPECTUS SUPPLEMENT
OR THE PROSPECTUS, RESPECTIVELY.

================================================================================

                                                            [ISSUER]



                                                          [CERTIFICATES]

                                                      BAS SECURITIZATION LLC
                                                             DEPOSITOR


                                                         [_______________]
                                                        SELLER AND SERVICER

                                                         [_______________]

                                                             [INSURER]






                                                     ------------------------

                                                            PROSPECTUS
                                                            SUPPLEMENT

                                                     ------------------------

                                                            UNDERWRITER

                                                  BANC OF AMERICA SECURITIES LLC





================================================================================

UNTIL [____________], 2002, ALL DEALERS
EFFECTING TRANSACTIONS IN THE
[CERTIFICATES], WHETHER OR NOT PARTICIPATING
IN THIS DISTRIBUTION, MAY BE REQUIRED TO
DELIVER A PROSPECTUS SUPPLEMENT AND THE
PROSPECTUS TO WHICH IT RELATES. THIS
DELIVERY REQUIREMENT IS IN ADDITION TO THE
OBLIGATION OF DEALERS TO DELIVER A
PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN
ACTING AS UNDERWRITERS AND WITH RESPECT TO
THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                    PART II

Item 14. Other Expenses of Issuance and Distribution

         The following is an itemized list of the estimated expenses to be incurred in connection with the offering of the securities being offered hereunder other than underwriting discounts and commissions.


(6)      Registration Fee.......................................................................$  92.00

(7)      Printing and Engraving.................................................................[   *  ]

(8)      Trustees' Fees ........................................................................[   *  ]

(9)      Legal Fees and Expenses ...............................................................[   *  ]

(10)     Blue Sky Fees and Expenses.............................................................[   *  ]

(11)     Accountants' Fees and Expenses.........................................................[   *  ]

(12)     Rating Agency Fees.....................................................................[   *  ]

(13)     Miscellaneous Fees.....................................................................[   *  ]

(14)            Total...........................................................................[   *  ]

(15)
         -------------------------------------------

(16)     *  To be filed by amendment.

Item 15. Indemnification of Directors and Officers

         Section 18-108 of the Delaware Limited Liability Company Act provides that, subject to the standards and restrictions, if any, as are described in its limited liability company agreement, a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

         The Registrant was formed under the laws of the State of Delaware. The limited liability company agreement of the Registrant provides, in effect that, subject to certain limited exceptions, it will indemnify its members, officers, directors, employees and agents of the Registrant, and employees, representatives, agents or affiliates of its members (collectively, the "Covered Persons"), to the fullest extent permitted by applicable law, for any loss, damage or claim incurred by such Covered Person by reason of any act or omission performed or omitted by such Covered Person in good faith on behalf of the Registrant and in a manner reasonably believed to be within the scope of the authority conferred on such Covered Person by the limited liability company agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Covered Person by reason of such Covered Person's gross negligence or willful misconduct with respect to such acts or omissions; provided, however, that any indemnity under the limited liability company agreement by the Registrant shall be provided out of and to the extent of Registrant assets only, and the members shall not have personal liability on account thereof and provided further, that so long as any securities issued by the Registrant and secured primarily by or evidencing beneficial ownership interest in the Receivables, or any indebtedness, liabilities or obligations of the Registrant under or in connection with the limited liability company agreement or the Transfer and Servicing Agreements, is outstanding, no indemnity payment from funds of the Registrant (as distinct from funds from other sources, such as insurance) of any indemnity under the limited liability company agreement shall be payable from amounts allocable to any other person pursuant to the Transfer and Servicing Agreements.

         To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Registrant prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Registrant of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in the limited liability company agreement.

         A Covered Person shall be fully protected in relying in good faith upon the records of the Registrant and upon such information, opinions, reports or statements presented to the Registrant by any person as to matters the Covered Person reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Registrant, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, or any other facts pertinent to the existence and amount of assets from which distributions to the member might properly be paid.

         To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Registrant or to any other Covered Person, a Covered Person acting under the limited liability company agreement shall not be liable to the Registrant or to any other Covered Person for its good faith reliance on the provisions of the limited liability company agreement or any approval or authorization granted by the Registrant or other Covered Person. The provisions of the limited liability company agreement, to the extent that they restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the members to replace such other duties and liabilities of such Covered Person.

         Insofar as indemnification by the Registrant for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

         Each underwriting agreement will generally provide that the underwriter will indemnify the Registrant and its directors, officers and controlling parties against specified liabilities, including liabilities under the Securities Act of 1933 relating to certain information provided or actions taken by the underwriter. The Registrant has been advised that in the opinion of the Securities and Exchange Commission this indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Item 16. Exhibits and Financial Statements Schedules

         A list of exhibits filed herewith or incorporated by reference is contained in the Exhibit Index which is incorporated herein by reference.

Item 17. Undertakings

                  (a)      As to Rule 415:

         The undersigned registrant hereby undertakes:

                  (1) to file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement;

                           (i)      to include any prospectus required by
                  Section 10(a)(3) of the Securities Act of 1933, as amended (the "Securities Act");

                           (ii) to reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

                           (iii) to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

provided, however, that the undertakings set forth in clauses (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, that are incorporated by reference in this registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) As to documents subsequently filed that are incorporated by reference:

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c)      As to the Equity Offerings of Nonreporting
         Registrants:

         The undersigned registrant hereby undertakes to provide to the underwriter at the closing specified in the underwriting agreements, certificates in such denominations and registered in such names as required by the underwriter to permit prompt delivery to each purchaser.

                  (d)      As to indemnification:

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  (e) As to qualification of Trust Indentures under Trust Indenture Act of 1939 for delayed offerings:

         The undersigned registrant hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Act.

                  (f)      As to Rule 430A:

         For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Charlotte, North Carolina on the 23rd day of January 2002.


                                    BAS SECURITIZATION LLC


                                    By:  /s/  William A. Glenn
                                       ----------------------------------------
                                       Name:  William A. Glenn
                                       Title: President




                               POWER OF ATTORNEY

         KNOW ALL MEAN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William A. Glenn and James G. Mackey, individually, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

      Signature                                       Title                                  Date
      ---------                                       -----                                  ----

/s/ William A. Glenn                     Principal Executive                             January 23, 2002
--------------------                      Officer/Director


/s/ James G. Mackey                      Principal Financial Officer                     January 23, 2002
-------------------                       and Principal Accounting
                                              Officer/Director


                                  EXHIBIT INDEX




EXHIBIT
  NO.                                 DESCRIPTION OF EXHIBIT
-------                               ----------------------
  1.1           Form of Underwriting Agreement.

  3.1           Limited Liability Company Agreement of the Registrant.


  4.1           Form of Indenture.

  4.2           Form of Pooling and Servicing Agreement.

  5.1           Opinion of Mayer, Brown & Platt with respect to legality.

  8.1 Opinion of Mayer, Brown & Platt with respect to federal tax matters.

 10.1           Form of Sale and Servicing Agreement among the Registrant, the
                Servicer and the Issuer.

 10.2 Form of Receivables Purchase Agreement between the Seller and the Registrant.

 10.3           Form of Administration Agreement.

 23.1 Consent of Mayer, Brown & Platt (included in its opinions filed as Exhibits 5.1 and 8.1).

 24.1           Powers of Attorney (included on signature pages).

 25.1           Statement of Eligibility and Qualification of Indenture Trustee
                (Form T-1).*

 99.1           Form of Limited Liability Agreement of the Issuer.

 99.2           Form of Trust Agreement of the Issuer.





----------
* To be filed at a later date.